                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT

                                              DATED AS OF MAY 1, 2007

                                                 TABLE OF CONTENTS

   SECTION 2.03.           Representations and Warranties of the Seller(s), Master Servicer and

   SECTION 3.06.           Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals
                           from Escrow Accounts; Payments of Taxes, Insurance and Other Charges..................55
   SECTION 3.07.           Access to Certain Documentation and Information Regarding the
                           Non-Designated Mortgage Loans; Inspections............................................56
   SECTION 3.08.           Permitted Withdrawals from the Collection Accounts and Certificate Account............57
   SECTION 3.09.           Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage

   SECTION 3.13.           Documents, Records and Funds in Possession of a Servicer to be Held for the

   SECTION 3.18.           Indemnification of the Trust Administrator, the Master Servicer and the

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE
                   MODIFICATION OVERSIGHT AGENT..................................................................87
   SECTION 7.01.           Liabilities of the Seller, the Depositor, the Master Servicer, the
                           Servicers, the Special Servicer and the Modification Oversight Agent..................87
   SECTION 7.02.           Merger or Consolidation of the Seller, the Depositor, the Master Servicer,
                           the Servicers, the Special Servicer or the Modification Oversight Agent...............87
   SECTION 7.03.           Limitation on Liability of the Seller, the Depositor, the Master Servicer,
                           the Servicers, the Special Servicer, the Modification Oversight Agent and
                           Others................................................................................88
   SECTION 7.04.           Master Servicer, Servicers, Special Servicer and Modification Oversight
                           Agent Not to Resign; Transfer of Servicing............................................89
   SECTION 7.05.           Master Servicer, Seller, Special Servicer, Modification Oversight Agent and

                                                     EXHIBITS

   Exhibit D-1:            Form of Class AR Certificate.......................................................D-1-1
   Exhibit D-2:            Form of Class AR-L Certificate.....................................................D-2-1

   Exhibit H-1:            Form of Servicer Information.......................................................H-1-1
   Exhibit H-2:            Reporting Data for Defaulted Loans.................................................H-2-1
   Exhibit H-3:            Form of Realized Loss Calculation..................................................H-3-1
   Exhibit H-4:            Reporting Data for Modified Mortgage Loans.........................................H-4-1
   Exhibit I-1:            Form of Trust Receipt and Initial Certification....................................I-1-1
   Exhibit I-2:            Form of Trust Receipt and Subsequent Certification.................................I-2-1

   Exhibit M-1:            Form of Investment Letter..........................................................M-1-1
   Exhibit M-2:            Form of Rule 144A Letter...........................................................M-2-1
   Exhibit M-3:            Form of Regulation S Letter........................................................M-3-1

                                                     SCHEDULES

   Schedule I:             Mortgage Loan Schedule...............................................................I-1
   Schedule IIA:           Representations and Warranties of Seller - DLJMC...................................IIA-1
   Schedule IIB:           Representations and Warranties of Servicer, Special Servicer and
                           Modification Oversight Agent - SPS.................................................IIC-1
   Schedule IIC:           Representations and Warranties of Servicer - Wells Fargo...........................IID-1
   Schedule IID:           Representations and Warranties of Servicer - GreenPoint............................IIE-1
   Schedule IIE:           Representations and Warranties of Servicer - WMMSC.................................IIF-1
   Schedule III:           Representations and Warranties of DLJMC - Mortgage Loans...........................III-1

                  This is the  STANDARD  TERMS OF POOLING  AND  SERVICING  AGREEMENT,  dated as of May 1, 2007 (the
"Standard  Terms" and as incorporated by reference into a Series  Supplement,  the  "Agreement"),  by and among the
Depositor,  the Seller(s),  the Master Servicer,  the Trust Administrator,  the Special Servicer,  the Modification
Oversight  Agent,  the Trustee and the Servicers that are party to the Series  Supplement.  Capitalized  terms used in this  Agreement  and not otherwise  defined  shall have the meanings  assigned to them in Article I below or, if not defined therein, in the applicable Series Supplement.

                                               PRELIMINARY STATEMENT

                  The  Depositor  is the owner of the Trust Fund (other than  certain of the Trust's  rights  under
Interest Rate Cap Agreements,  Swap Agreements and rights to payments from the Supplemental  Interest Accounts,  if applicable  and as set forth in the Series  Supplement)  that is hereby  conveyed  to the Trustee in return for the
Certificates.  The Trust Fund  (exclusive of any  entitlement to Assigned  Prepayment  Premiums,  Interest Rate Cap
Agreements,  Swap  Agreements,  the assets held in the  Interest  Rate Cap  Accounts,  rights to payments  from the
Supplemental  Interest Accounts,  Prefunding  Accounts,  Capitalized Interest Accounts and certain other assets, in each case if applicable  and as set forth in the Series  Supplement)  for federal income tax purposes shall consist of one or more REMICs as more particularly set forth in the Series Supplement.

                                           W I T N E S S E T H T H A T:

                  In consideration of the mutual  agreements herein contained,  the Depositor,  the Seller(s),  the
Master Servicer,  the Servicers,  the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust
Administrator agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases,  unless the context  otherwise requires,  shall have the  following  meanings;  provided,  however,  that if any such term is also  defined in the
Series Supplement, then such term shall have the meaning given such term in the Series Supplement:

                  1933 Act:  The Securities Act of 1933, as amended.

                  Accepted  Servicing  Practices:  With  respect to any Mortgage  Loan,  those  mortgage  servicing practices of prudent mortgage lending  institutions  which service mortgage loans of the same type as such Mortgage
Loan in the jurisdiction where the related Mortgaged Property is located.

                  Accountant's   Attestation:   The   attestation   required   from  an   Accountant   pursuant  to
Section 13.08.

                  Accrual Period:  As defined in the Series Supplement.

                  Additional  Data  Remittance  Date:  With  respect to any  Distribution  Date and (i) the  Master
Servicer  and the  Servicers  (other  than WMMSC and Wells  Fargo),  no later than 12:00 noon (New York City time), five Business Days prior to such  Distribution  Date and (ii) Wells  Fargo,  no later than five Business Days prior to such Distribution Date.

                  Additional Disclosure Notification:  As defined in Section 13.02.

                  Additional Form 10-D Disclosure:  As defined in Section 13.02.

                  Additional Form 10-K Disclosure:  As defined in Section 13.03.

                  Additional  Servicer:  Each  affiliate of the Depositor  that Services any of the Mortgage  Loans and  each  Person  who is not an  affiliate  of the  Depositor,  who  Services  10% or more of the  Mortgage  Loans
(measured  by aggregate  Stated  Principal  Balance of the  Mortgage  Loans,  annually at the  commencement  of the calendar  year  prior  to the  year  in  which  an  Item  1123  Certificate  is  required  to the  delivered).  For clarification purposes, the Master Servicer and the Trust Administrator are Additional Servicers.

                  Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan,  each adjustment date on which the  Mortgage  Rate  thereon  changes  pursuant to the  related  Mortgage  Note.  The first  Adjustment  Date following the Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

                  Advance:  With  respect  to any  Non-Designated  Mortgage  Loan and any  Distribution  Date,  any
payment  required to be made by a Servicer,  the Master Servicer or the Trust  Administrator,  as applicable,  with respect to such Distribution Date pursuant to Section 5.01.

                  With respect to any Designated  Mortgage Loan and any Distribution  Date, the payment required to be made by (i) the  related  Designated  Servicer as defined in the Series  Supplement or (ii) the  Master Servicer
with respect to such Distribution Date pursuant to Section 3.20(b) of this Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07 (f).

                  Aggregate  Loan  Group  Balance:  With  respect  to  any  Loan  Group  and  as  of  any  date  of determination,  will be equal to the aggregate  Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the first day of the month of such date of  determination,  plus,  with respect to any Prefunded  Loan Group, the amount on deposit in the related Prefunding Account as of the first day of such month.

                  Aggregate  Related  Pass-Through  Collateral  Balance:  With respect to any date of determination and any Related  Pass-Through  Loan  Groups,  the sum of the  Aggregate  Loan Group  Balances  for all such Related
Pass-Through Loan Groups as of such date of determination.

                  Aggregate  Subsequent  Transfer  Amount:  With  respect  to any  Subsequent  Transfer  Date,  the aggregate Stated  Principal  Balances as of the applicable  Cut-off Date of the Subsequent  Mortgage Loans conveyed on such  Subsequent  Transfer  Date,  as listed  on the  revised  Mortgage  Loan  Schedule  delivered  pursuant  to
Section 2.01(e);  provided,  however,  that such  amount  shall not exceed  the  amount on  deposit in the  related
Prefunding Account.

                  Agreement:   With  respect  to  any  Series,   this  Standard  Terms  together  with  the  Series
Supplement, including all amendments or supplements thereto.

                  Ancillary  Income:  All  income  derived  from the  Non-Designated  Mortgage  Loans,  other  than
Servicing  Fees and Trust  Administrator  Fees,  including  but not limited to, late charges,  Prepayment  Premiums
(other than Assigned  Prepayment  Premiums),  fees  received with respect to checks or bank drafts  returned by the related bank for  non-sufficient  funds,  assumption fees,  optional  insurance  administrative  fees and all other incidental fees and charges,  and only with respect to SPS, any Qualified  Substitute Mortgage Loan Excess Interest
with respect to any Qualified  Substitute  Mortgage  Loan for which a payment has been received or advanced  during the related Collection Period.

                  Applied  Loss  Amount:  With respect to any  Distribution  Date and each Floater Loan Group,  the excess, if any, of (i) the aggregate Class Principal Balances of the related Floater  Certificates  (other than the related  Notional  Amount  Certificates),  after giving effect to all Realized  Losses with respect to the Mortgage
Loans in such  Floater  Loan Group  during  the  Collection  Period  for such  Distribution  Date and  payments  of principal on such  Distribution  Date over  (ii) the  Aggregate  Loan Group Balance for such Floater Loan Group for such Distribution Date.

                  Appraised  Value:  The appraised  value of the Mortgaged  Property  based upon the appraisal made for the  originator  at the  time of the  origination  of the  related  Mortgage  Loan or the  sales  price  of the
Mortgaged  Property at the time of such  origination,  whichever is less, or (i) with  respect to any Mortgage Loan that  represents  a  refinancing  other than a  Streamlined  Mortgage  Loan,  the lower of the  appraised  value at origination  or the appraised  value of the Mortgaged  Property  based upon the appraisal  made at the time of such refinancing and (ii) with respect to any Streamlined  Mortgage Loan, the appraised value of the Mortgaged  Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

                  Assessment of Compliance:  The certification required pursuant to Section 13.07.

                  Assigned Prepayment Premium:  As defined in the Series Supplement.

                  Assignment and Assumption  Agreement:  That certain assignment and assumption  agreement dated as of the Initial  Cut-off  Date,  by and between DLJ Mortgage  Capital,  Inc.,  as assignor,  and the  Depositor,  as assignee, relating to the Mortgage Loans.

                  Assignment  of  Proprietary  Lease:  With  respect  to a  Cooperative  Loan,  the  assignment  or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

                  Balloon  Loan:  Any Mortgage  Loan that,  by its terms,  does not fully  amortize  the  principal balance  thereof by its stated  maturity  and  requires a payment at the stated  maturity  larger  than the monthly payments due thereunder.

                  Bankruptcy  Code: The United States  Bankruptcy  Code, as amended from time to time (11 U.S.C. §§
101 et seq.).

                  Bankruptcy  Coverage  Termination  Date: The point in time at which the related  Bankruptcy  Loss
Coverage Amount has been reduced to zero.

                  Bankruptcy  Loss:  With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that
Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

                  Bankruptcy  Loss Coverage  Amount:  With respect to any Related  Pass-Through  Loan Groups and as of any  Determination  Date, the Bankruptcy Loss Coverage  Amount shall equal the Initial  Bankruptcy Loss Coverage
Amount for such  Related  Pass-Through  Loan Groups as reduced by (i) the  aggregate  amount of  Bankruptcy  Losses allocated to the related  Subordinate  Certificates since the Cut-off Date and (ii) any  permissible  reductions in such Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust  Administrator  to the effect that any such reduction will not result in a downgrading,  or otherwise  adversely  affect,  of the then current ratings assigned to the related Classes of Certificates rated by it.

                  Basis Risk Shortfall:  As defined in the Series Supplement.

                  Beneficial  Holder:  A  Person  holding  a  beneficial  interest  in any  Certificate  through  a
Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

                  Book-Entry  Certificates:  Any Certificate  held in  "book-entry"  form through the facilities of the Depository.

                  Business  Day:  Any day other than  (i) a  Saturday  or a Sunday or (ii) a  day on which  banking institutions  in New York or the state in which the office of the Master  Servicer or any Servicer or the Corporate
Trust  Office of the  Trustee  or Trust  Administrator  are  located  and are  authorized  or  obligated  by law or executive order to be closed.

                  Capitalization  Reimbursement  Amount:  For  any  Distribution  Date  and  any  Loan  Group,  the
aggregate of the amounts  added to the Stated  Principal  Balances of the Mortgage  Loans in such Loan Group during the  preceding  calendar  month  representing  reimbursement  amounts  owed  to a  Servicer  on or  prior  to  such
Distribution  Date in connection  with the  modification  of such Mortgage Loan pursuant to  Section 3.05.  For the avoidance of doubt,  Capitalization  Reimbursement  Amounts shall not include amounts added to the Stated Principal
Balance of any Mortgage  Loan in respect of unpaid  interest or other  amounts owing under such Mortgage Loan which have not been previously advanced by the related Servicer.

                  Capitalized  Interest Account:  The separate Eligible Account  designated as such and created and maintained by the Trust Administrator  pursuant to Section 3.05(h)  hereof. The Capitalized  Interest Account shall be  treated as an  "outside  reserve  fund"  under  applicable  Treasury  regulations  and shall not be part of any
REMIC. Except as provided in Section 3.05(h)  hereof, any investment  earnings on the Capitalized  Interest Account shall be treated as owned by the Depositor and will be taxable to the Depositor.

                  Capitalized Interest Deposit:  As defined in the Series Supplement.

                  Capitalized  Interest  Distribution:  With respect to each Capitalized  Interest Account and each of the first three  Distribution  Dates,  an amount equal to 30 days of interest  (based on a 360-day  year) on the aggregate  amount on  deposit  in the  related  Prefunding  Account  at the end of the  related  Collection  Period accruing at a per annum rate equal to the weighted  average of the Net Mortgage  Rates of the Mortgage Loans in the
related  Prefunded Loan Group as of the first day of the related  Collection  Period. If any REMIC is unable to pay the  REMIC Regular  Interests their stated  pass-through  rates due to an insufficiency in the related  Capitalized
Interest  Distribution,  the  Depositor  will  contribute  any  amounts  to  such  REMIC as  necessary  to pay  the
REMIC Regular Interests their stated pass-through rates.

                  Capitalized  Interest  Release  Amount:  With respect to each  Capitalized  Interest  Account and each of the first three  Distribution  Dates, an amount equal to the excess of (a) the amount  remaining on deposit in  such  Capitalized  Interest  Account  on such  Distribution  after  distribution  of the  Capitalized  Interest
Distribution for such Distribution Date, over (b) the Capitalized Interest Requirement for such Distribution Date.

                  Capitalized  Interest  Requirement:  With respect to each  Capitalized  Interest  Account and the first  Distribution  Date,  an  amount  equal to 60 days of  interest  (based on a 360-day  year)  accruing  at the
Capitalized  Interest  Requirement  Rate for such  Distribution  Date on the  aggregate  amount on  deposit  in the related  Prefunding  Account  at the end of the  related  Collection  Period and with  respect to each  Capitalized
Interest  Account and the second  Distribution  Date,  an amount  equal to 30 days of interest  (based on a 360-day year) accruing at the Capitalized  Interest  Requirement Rate for such Distribution Date on the aggregate amount on deposit in the  related  Prefunding  Account at the end of the  related  Collection  Period.  With  respect to each
Capitalized Interest Account and the third Distribution Date and any Distribution Date thereafter, zero.

                  Capitalized  Interest  Requirement  Rate: With respect to each  Capitalized  Interest Account and the first  two  Distribution  Dates,  a per  annum  rate  equal to the sum of  (i) the  Certificate  Index for such
Distribution Date, (ii) the weighted average of the Certificate  Margins of the LIBOR  Certificates  related to the related  Prefunded Loan Group for such  Distribution  Date,  (iii) the weighted average of the Expense Fee Rates of the Mortgage Loans in the related  Prefunded Loan Group for such  Distribution  Date and (iv) with  respect to each
Capitalized  Interest Account and the first Distribution Date, 0.35% and with respect to each Capitalized  Interest
Account and the second Distribution Date, 0.70%.

                  Cash  Remittance  Date:  With respect to any  Distribution  Date and (A)  GreenPoint  and SPS, by
1:00 p.m. (New York City time) on the  7th calendar day preceding such  Distribution  Date, or if such 7th calendar day is not a Business Day, the Business Day immediately  preceding such 7th calendar day, (B) WMMSC,  by 12:00 noon
(New York City time) on the Business Day  immediately  preceding  such  Distribution  Date,  (C) Wells  Fargo,  the
18th calendar  day of the month in which such  Distribution  Date  occurs,  or if such 18th  calendar  day is not a
Business Day, the Business Day immediately  following such 18th calendar day,  (D) the  Designated  Servicers,  the date and time specified in the related Designated  Servicing Agreement,  and (E) the Master Servicer,  by 1:00 p.m.
(New York City time) two Business Days preceding such Distribution Date.

                  Certificate:  Any Certificates  executed and  authenticated by the Trust  Administrator on behalf of the  Trustee  for the  benefit  of the  Certificateholders  in  substantially  the  form or  forms  attached  as
Exhibits A through G hereto.

                  Certificate  Account:  The  separate  Eligible  Account  created  and  maintained  with the Trust
Administrator,  or any other bank or trust company  acceptable to the Rating Agencies which is  incorporated  under the laws of the  United  States  or any  state  thereof  pursuant  to  Section 3.05,  which  account  shall  bear a designation  clearly  indicating  that the funds  deposited  therein are held in trust for the benefit of the Trust
Administrator,  as agent for the  Trustee,  on  behalf of the  Certificateholders  or any other  account  serving a similar  function  acceptable to the Rating Agencies.  Funds in the Certificate  Account may (i) be held uninvested without  liability  for  interest  or  compensation  thereon  or (ii) be  invested  at the  direction  of the Trust
Administrator in Eligible  Investments and reinvestment  earnings thereon (net of investment  losses) shall be paid to the Trust  Administrator.  Funds deposited in the Certificate  Account (exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

                  Certificate   Balance:   With  respect  to  any   Certificate   (other  than  a  Notional  Amount
Certificate)  at any date,  the maximum  dollar  amount of principal to which the Holder  thereof is then  entitled hereunder,  such amount being equal to the  Denomination  thereof  (i) minus  all  distributions  of principal  and allocations of Realized  Losses,  including Excess Losses or Applied Loss Amounts,  as applicable,  previously made or  allocated  with  respect  thereto  pursuant to  Section 4.02  and  (ii) plus  the amount of any increase to the
Certificate Balance of such Certificate pursuant to Section 4.03.

                  Certificateholder  or  Holder:  The  Person in whose  name a  Certificate  is  registered  in the
Certificate Register.

                  Certificate  Index: With respect to each Distribution Date and the LIBOR  Certificates,  the rate for one month United States dollar deposits  quoted on Reuters Screen LIBOR01 as of 11:00 a.m. (London time) on the related  Interest  Determination  Date relating to each Class of LIBOR  Certificates.  If such rate does not appear on such  page (or such  other  page as may  replace  that page on that  service,  or if such  service  is no longer offered,  such other service for  displaying one month LIBOR or comparable  rates as may be reasonably  selected by the Trust  Administrator  after  consultation with DLJMC),  the rate will be the related Reference Bank Rate. If no such  quotations  can be obtained and no related  Reference  Bank Rate is  available,  the  Certificate  Index with respect to the LIBOR  Certificates  will be the Certificate  Index applicable to such Certificates on the preceding
Distribution Date.

                  On the Interest  Determination  Date  immediately  preceding  each  Distribution  Date, the Trust
Administrator  shall determine each Certificate  Index for the Accrual Period  commencing on such Distribution Date and inform the Master Servicer of such rate.

                  Certificate Margin:  As defined in the Series Supplement.

                  Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

                  Certification Parties:  As defined in Section 13.09.

                  Certification Person:  As defined in Section 13.09.

                  Class:  All  Certificates  bearing  the  same  class  designation  as set  forth  in  the  Series
Supplement.

                  Class A Certificates:  As defined in the Series Supplement.

                  Class C-B Certificates:  As defined in the Series Supplement.

                  Class  Interest  Shortfall:  With  respect  to any  Distribution  Date and Class of  Pass-Through
Certificates,  the amount by which the amount  described in clause (i) of the  definition of Interest  Distribution
Amount for such Class,  exceeds  the amount of interest  actually  distributed  on such Class on such  Distribution
Date.

                  Class  Principal  Balance:  With  respect to any Class of  Certificates  (other than the Notional
Amount  Certificates)  and as to any date of  determination,  the  aggregate  of the  Certificate  Balances  of all
Certificates of such Class as of such date.

                  Class  Unpaid  Interest  Amounts:  With  respect to any  Distribution  Date and Class of interest bearing  Pass-Through  Certificates,  the amount by which the aggregate Class Interest Shortfalls for such Class on prior  Distribution  Dates exceeds the amount  distributed  on such Class on prior  Distribution  Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

                  Clearing  Agency:  An organization  registered as a "clearing  agency" pursuant to Section 17A of the  Securities  Exchange Act of 1934,  as amended,  which  initially  shall be DTC, the nominee of which is Cede &
Co.,  as the  registered  Holder  of the  Book-Entry  Certificates.  The  Clearing  Agency  shall at all times be a
"clearing corporation" as defined in Section 8 102(a)(5) of the Uniform Commercial Code of the State of New York.

                  Closing Date:  As defined in the Series Supplement.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Collection  Account:  The accounts  established  and  maintained  by each  Servicer in accordance with Section 3.05.

                  Collection  Period:  With respect to each Distribution  Date, the period commencing on the second day of the month  preceding  the  month of the  Distribution  Date and  ending on the first day of the month of the
Distribution Date.

                  Commission:  The U.S. Securities and Exchange Commission.

                  Compensating  Interest  Payment:  For any  Distribution  Date and WMMSC, the least of (i) the sum of (a) one twelfth  (1/12th) of 0.04% of the aggregate  Stated  Principal  Balance of the WMMSC  Serviced  Mortgage
Loans,  as of the Due Date in the month of such  Distribution  Date,  (b) Payoff  Earnings  in respect of the WMMSC
Serviced  Mortgage  Loans for such  Distribution  Date and (c)  aggregate  Payoff  Interest in respect of the WMMSC
Serviced Mortgage Loans for such Distribution Date, (ii) the aggregate  Prepayment  Interest Shortfall allocable to
Payoffs for the WMMSC Serviced  Mortgage  Loans and  (iii) one-twelfth  (1/12th) of 0.125% of the aggregate  Stated
Principal Balance of the WMMSC Serviced Mortgage Loans.

                  For any  Distribution  Date and each Servicer other than WMMSC,  the lesser of (i) the  aggregate
Servicing  Fee payable to such Servicer for such  Distribution  Date in respect of the Mortgage  Loans  serviced by such Servicer and (ii) the aggregate  Prepayment  Interest Shortfall allocable to Payoffs and Curtailments for such
Distribution Date in respect of the Mortgage Loans serviced by such Servicer.

                  For any Distribution Date and the Master Servicer,  the excess of (i) the aggregate  Compensating
Interest  Payments  required to be remitted by the Servicers  pursuant to this Agreement and  Designated  Servicers pursuant to their respect  Designated  Servicing  Agreements,  in each case relating to such Distribution Date over
(ii) the aggregate  Compensating  Interest Payments actually remitted by the Servicers and Designated Servicers for such Distribution Date.

                  Conforming Loans:  As defined in the Series Supplement.

                  Controlling  Person:  With  respect to any Person,  any other Person who  "controls"  such Person within the meaning of the Securities Act.

                  Cooperative  Corporation:  With  respect  to any  Cooperative  Loan,  the  cooperative  apartment corporation  that holds  legal title to the  related  Cooperative  Property  and grants  occupancy  rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  Cooperative  Lien Search:  A search for (a) federal  tax liens,  mechanics'  liens,  lis pendens, judgments of record or otherwise  against  (i) the  Cooperative  Corporation and (ii) the seller of the Cooperative
Unit,  (b) filings  of Financing  Statements  and (c) the deed of the  Cooperative  Property  into the  Cooperative
Corporation.

                  Cooperative  Loan:  A Mortgage  Loan that is secured by a first lien on and a perfected  security interest in Cooperative  Shares and the related  Proprietary Lease granting  exclusive rights to occupy the related
Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Property:  With respect to any Cooperative  Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative  Corporation  including without  limitation the land, separate dwelling units and all common elements.

                  Cooperative  Shares:  With  respect to any  Cooperative  Loan,  the  shares of stock  issued by a
Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative  Unit:  With  respect  to any  Cooperative  Loan,  a specific  unit in a  Cooperative
Property.

                  Corporate Trust Office:  As defined in the Series Supplement.

                  Counterparty:  The Swap Counterparty or Interest Rate Cap Counterparty, as applicable.

                  Curtailment:  Any payment of  principal on a Mortgage  Loan,  made by or on behalf of the related
Mortgagor,  other than a Scheduled  Payment,  a prepaid Scheduled  Payment or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

                  Custodial  Agreement:  An agreement among a custodian,  the Trustee and if applicable,  the Trust
Administrator,  pursuant to which such custodian agrees to hold any of the documents or instruments  referred to in
Section 2.01 of this Agreement as agent for the Trustee.

                  Custodian:  A custodian which is appointed  pursuant to a Custodial  Agreement.  Any Custodian so appointed  shall act as agent on behalf of the Trustee,  and shall be  compensated by the Trust  Administrator,  if applicable, or as otherwise specified therein.  The Series Supplement will set forth the initial Custodian(s).

                  Cut-off Date:  For any Initial  Mortgage  Loan,  the Initial  Cut-off Date and for any Subsequent
Mortgage Loan, the applicable Subsequent Cut-off Date.

                  Cut-off  Date  Principal  Balance:  With  respect to any  Mortgage  Loan,  the  Stated  Principal
Balance thereof as of the close of business on the Cut-off Date.

                  Data Remittance  Date:  With respect to any  Distribution  Date and (A) each  Servicer other than
WMMSC,  the 10th  calendar day of the month in which such  Distribution  Date occurs,  or if such 10th day is not a
Business Day, the Business Day  immediately  following  such 10th day or  (B) WMMSC,  no later than 12:00 noon (New
York City time) on the day that is five Business Days before such Distribution Date.

                  Debt  Service  Reduction:  With  respect to a  Mortgage  Loan in a  Pass-Through  Loan  Group,  a
reduction by a court of competent  jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled  Payment for such Mortgage Loan which became final and non  appealable,  except such a reduction  resulting from a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

                  Debt  Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that  became the subject of a Debt
Service Reduction.

                  Deficient  Valuation:  With  respect  to any  Mortgage  Loan  in a  Pass-Through  Loan  Group,  a
valuation  by a court  of  competent  jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then outstanding  indebtedness under the Mortgage Loan, or that results in a permanent  forgiveness of principal,  which valuation in either case results from a proceeding under the Bankruptcy Code.

                  Definitive Certificate:  As defined in Section 6.07.

                  Deleted Mortgage Loan: As defined in Section 2.03.

                  Delinquency  Rate:  With respect to a Floater Loan Group and any month,  the fraction,  expressed as a percentage,  the  numerator of which is the aggregate  outstanding  Stated  Principal  Balance of all Mortgage
Loans in such Floater Loan Group which are 60 or more days  delinquent  (including all  foreclosures,  bankruptcies and REO  Properties)  as of the close of business on the last day of such month,  and the  denominator  of which is the  Aggregate  Loan Group  Balance for such Floater Loan Group as of the close of business on the last day of such month, in each case after giving effect to any modification to the Stated Principal Balance of any Mortgage Loan.

                  Denomination:  With  respect to each  Certificate,  the  amount set forth on the face  thereof as the "Initial  Certificate  Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the percentage interest appearing on the face thereof.

                  Deposit Amount:  As defined in the Series Supplement.

                  Depositor:  Credit Suisse First Boston  Mortgage  Securities  Corp., a Delaware  corporation,  or its successor in interest.

                  Depository  Agreement:  The Letter of  Representation  dated as of the Closing  Date by and among
DTC, the Depositor and the Trustee (or the Trust Administrator for the benefit of the Trustee).

                  Designated Mortgage Loans:  As defined in the Series Supplement.

                  Designated Servicer:  As defined in the Series Supplement.

                  Designated Servicing Agreement:  As defined in the Series Supplement.

                  Determination  Date:  With respect to each  Distribution  Date and (i) each  Servicer (other than
Wells Fargo),  the 10th day of the calendar  month in which such  Distribution  Date occurs or, if such 10th day is not a Business Day, the Business Day immediately  succeeding such Business Day and (ii) Wells  Fargo,  the Business
Day immediately preceding the related Cash Remittance Date.

                  Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under
Section 860E(e)(5)  of the  Code,  which  includes  any of the  following:  (i) the  United  States,  any  State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for the FHLMC,  a majority  of its board of  directors  is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any  organization (other than certain farmers' cooperatives described in Section 521 of the Code)
which is exempt from the tax imposed by  Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the
Code  on  unrelated  business  taxable  income),  (iv) rural  electric  and  telephone  cooperatives  described  in
Section 1381(a)(2)(C)  of the Code,  (v) an "electing large  partnership"  within the meaning of Section 775 of the
Code,  and (vi) any  other Person so  designated by the Trust  Administrator  based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Residual  Certificate  by such Person may cause any REMIC formed  hereby or any Person  having an  Ownership  Interest  in any Class of  Certificates  (other  than such  Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise be imposed but for the Transfer of an  Ownership  Interest  in a  Residual  Certificate  to such  Person.  The  terms  "United  States,"  "State"  and
"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  Distribution  Date:  The 25th day of any month,  or if such 25th day is not a Business  Day,  the
Business Day  immediately  following  such 25th day,  commencing  in the month  following  the month of the Initial
Cut-off Date.

                  DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

                  DTC:  The Depository Trust Company.

                  Due Date:  With  respect  to each  Mortgage  Loan and any  Distribution  Date,  the date on which
Scheduled  Payments on such Mortgage  Loan are due which is either the first day of the month of such  Distribution
Date, or if Scheduled  Payments on such  Mortgage Loan are due on a day other than the first day of the month,  the date in the calendar month immediately  preceding the Distribution  Date on which such Scheduled  Payments are due, exclusive of any days of grace.

                  Economic Residual Floater Certificates:  As defined in the Series Supplement.

                  Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a  federal  or  state chartered  depository  institution  or trust  company  acceptable  to the Rating  Agencies  or  (ii) an  account or accounts  the deposits in which are insured by the FDIC to the limits  established  by such  corporation,  provided that any such  deposits  not so insured  shall be  maintained  in an account at a depository  institution  or trust company whose commercial  paper or other short term debt  obligations (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company,  the commercial paper or other short term debt  obligations  of such holding  company) have been rated by each Rating Agency in its highest short term rating category,  or (iii) a segregated trust account or accounts (which shall be a "special deposit account")  maintained with the Trustee, the Trust Administrator or any other federal or state chartered  depository  institution or trust company,  acting in its fiduciary capacity,  in a manner acceptable to the Trustee, the Trust Administrator and the
Rating Agencies.  Eligible Accounts may bear interest.

                  Eligible  Institution:  An institution  having the highest short term debt rating, and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

                  Eligible Investments:  Any one or more of the obligations and securities listed below:

                  1.  direct  obligations  of, and obligations  fully  guaranteed by, the United States of America, or any agency or  instrumentality  of the United States of America the  obligations of which are backed by the full faith and  credit of the United  States of  America;  or  obligations  fully  guaranteed  by, the
         United States of America;  the FHLMC,  FNMA, the Federal Home Loan Banks or any agency or  instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

                  2.  federal  funds,  demand and time  deposits  in,  certificates  of  deposits  of, or  bankers'
         acceptances  issued by, any depository  institution or trust company  incorporated  or organized under the laws of the United States of America or any state thereof and subject to  supervision  and  examination by federal  and/or  state  banking  authorities,  so long as at the time of such  investment  or  contractual commitment  providing for such  investment  the commercial  paper or other short term debt  obligations of such  depository  institution  or trust  company  (or, in the case of a  depository  institution  or trust company which is the principal  subsidiary of a holding company,  the commercial paper or other short term debt  obligations of such holding  company) are rated in one of two of the highest  ratings by each of the
         Rating Agencies,  and the long term debt obligations of such depository  institution or trust company (or, in the case of a depository  institution  or trust company which is the principal  subsidiary of a holding company,  the long term debt  obligations of such holding  company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

                  3.  repurchase  obligations  with a term not to  exceed  30 days  with  respect  to any  security described in clause  (i) above and entered into with a depository  institution or trust company (acting as a principal) in the highest rated category by the Rating  Agencies;  provided,  however,  that  collateral transferred  pursuant to such repurchase  obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued  interest,  (B) pursuant  to such valuation, be equal,  at all times,  to 105% of the cash  transferred  by the Trustee or the Trust  Administrator  in exchange for such collateral,  and (C) be delivered to the Trustee or the Trust  Administrator  or, if the
         Trustee or the Trust Administrator,  as applicable,  is supplying the collateral, an agent for the Trustee or the Trust  Administrator,  in such a manner as to accomplish  perfection of a security  interest in the collateral by possession of certificated securities;

                  4.  securities  bearing  interest or sold at a discount  issued by any  corporation  incorporated under the laws of the United States of America or any state thereof which has a long term  unsecured  debt rating in the  highest  available  rating  category  of each of the  Rating  Agencies  at the time of such investment;

                  5.  commercial  paper  having  an  original  maturity  of less  than 365 days  and  issued  by an institution  having a short term unsecured debt rating in the highest  available  rating  category of each of the Rating Agencies that rates such securities, at the time of such investment;

                  6.  a guaranteed  investment  contract  approved by each of the Rating  Agencies and issued by an insurance company or other  corporation  having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  7.  money market funds (which may be 12b-1 funds as contemplated  under the rules  promulgated by the Securities and Exchange  Commission  under the Investment  Company Act of 1940)  having ratings in the highest  available rating category of Moody's and one of the two highest  available  rating  categories of
         S&P at the time of such  investment  (any such money  market  funds which  provide for demand  withdrawals being  conclusively  deemed to satisfy  any  maturity  requirements  for  Eligible  Investments  set forth herein)  including  money  market  funds of the Master  Servicer,  a  Servicer,  the  Trustee or the Trust
         Administrator and any such funds that are managed by the Master Servicer,  a Servicer,  the Trustee or the
         Trust  Administrator or their respective  Affiliates or for the Master Servicer,  a Servicer,  the Trustee
         or the Trust  Administrator or any Affiliate of such Person acts as advisor,  as long as such money market funds satisfy the criteria of this subparagraph 7; and

                  8.  such other  investments  the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

         provided,  however,  that no such instrument shall be an Eligible Investment if such instrument  evidences either (i) a right to receive only  interest  payments  with respect to the  obligations  underlying  such instrument,  or  (ii) both  principal  and interest  payments  derived from  obligations  underlying  such instrument  and the principal and interest  payments  with respect to such  instrument  provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

                  ERISA-Qualifying  Underwriting:  A best  efforts  or  firm  commitment  underwriting  or  private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter's Exemption.

                  ERISA Restricted Certificate:  As defined in the Series Supplement.

                  Escrow Account:  The separate account or accounts  created and maintained by a Servicer  pursuant to Section 3.06.

                  Escrow  Payments:  With respect to any Mortgage  Loan,  the amounts  constituting  ground  rents, taxes,  mortgage  insurance  premiums,  fire and hazard insurance  premiums,  and any other payments required to be escrowed  by the  Mortgagor  with the  mortgagee  pursuant to the  Mortgage,  applicable  law or any other  related document.

                  Event of Default:  As defined in Section 8.01 hereof.

                  Excess Loss:  The amount of any (i) Fraud  Loss on a Mortgage Loan in a  Pass-Through  Loan Group
in excess of the related  Fraud Loss Coverage  Amount  realized  after the related Fraud Loss Coverage  Termination
Date,  (ii) Special  Hazard Loss on a Mortgage Loan in a Pass-Through  Loan Group in excess of the related  Special
Hazard  Loss  Coverage  Amount  realized  after  the  related   Special  Hazard   Coverage   Termination   Date  or
(iii) Bankruptcy  Loss on a Mortgage Loan in a  Pass-Through  Loan Group in excess of the related  Bankruptcy  Loss
Coverage Amount realized after the related Bankruptcy Coverage Termination Date.

                  Exchangeable Certificates:  As defined in the Series Supplement.

                  Exchange  Act: The  Securities  Exchange Act of 1934, as amended,  and the rules and  regulations thereunder.

                  Expense Fee Rate:  As to each  Mortgage  Loan,  the sum of the related  Servicing  Fee Rate,  the
Trust  Administrator Fee Rate, if applicable,  and the rate at which the premium on a Lender Paid Mortgage Guaranty
Insurance Policy is calculated, if applicable.

                  Expense Fees: As to each Mortgage Loan and  Distribution  Date, the sum of the related  Servicing
Fee, the Trust  Administrator  Fee, if applicable,  and any premium on any Lender Paid Mortgage Guaranty  Insurance
Policy, if applicable.

                  FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

                  Federal  Funds Rate:  The interest  rate at which  depository  institutions  lend balances at the
Federal Reserve to the depository institutions overnight.

                  FHLMC:  The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United
States  created and  existing  under  Title III of the  Emergency  Home  Finance  Act of 1970,  as amended,  or any successor thereto.

                  Financing  Statement:  A  financing  statement,  as  applicable,  filed  pursuant  to the Uniform
Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

                  Floater Certificates:  As defined in the Series Supplement.

                  Floater Loan Group:  As defined in the Series Supplement.

                  FNMA:  The Federal  National  Mortgage  Association,  a federally  chartered and privately  owned corporation  organized and existing under the Federal National Mortgage  Association  Charter Act, or any successor thereto.

                  Form 8-K Disclosure Information:  As defined in Section 13.04.

                  Fraud Loan:  A Liquidated  Mortgage  Loan in a  Pass-Through  Loan Group as to which a Fraud Loss has occurred.

                  Fraud Loss Coverage Amount:  With respect to any Related  Pass-Through  Loan Groups and as of any
Determination  Date,  initially,  an amount  equal to the  Initial  Fraud Loss  Coverage  Amount  for such  Related
Pass-Through  Loan Groups,  subject to reduction  from time to time by the amount of Fraud Losses  allocated to the related  Subordinate  Certificates.  In addition,  (a) on each  anniversary  prior to the fifth  anniversary of the
Cut-off  Date,  the Fraud Loss  Coverage  Amount for such  Related  Pass-Through  Loan Groups will be reduced to an amount equal to the lesser of (A) 2.00% of the Aggregate Related  Pass-Through  Collateral Balance for such Related
Pass-Through  Loan Groups as of such date,  and (B) the excess of the Fraud Loss  Coverage  Amount for such Related
Pass-Through  Loan Groups as of the  preceding  anniversary  of the Initial  Cut-off  Date (or with  respect to the first  anniversary,  the Initial  Fraud Loss  Coverage  Amount) over the  cumulative  amount of Fraud Losses on the
Mortgage Loans in the Related  Pass-Through  Loan Groups allocated to the related  Subordinate  Certificates  since such preceding  anniversary of the Initial Cut-off Date or the Initial Cut-off Date, as applicable,  and (b) on the fifth  anniversary  of the Initial  Cut-off Date,  zero.  Any Fraud Loss  Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the Rating Agencies as evidenced by a letter of each  Rating  Agency to the Trust  Administrator  to the  effect  that any such  reduction  will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

                  Fraud  Loss  Coverage  Termination  Date:  The point in time at which the  applicable  Fraud Loss
Coverage Amount has been reduced to zero.

                  Fraud Losses:  Realized Losses on the Liquidated  Mortgage Loans in the Pass-Through  Loan Groups
as to which a loss is  sustained by reason of a default  arising from fraud,  dishonesty  or  misrepresentation  in connection with the related  Mortgage Loan,  including a loss by reason of the denial of coverage under any related
Mortgage Guaranty Insurance Policy because of such fraud, dishonesty or misrepresentation.

                  GreenPoint:  GreenPoint  Mortgage Funding,  Inc., a New York corporation,  and its successors and assigns.
                  GreenPoint  Serviced  Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan
Schedule, for which GreenPoint is the applicable Servicer.

                  Gross Margin:  With respect to any  adjustable-rate  Mortgage Loan, the fixed  percentage  amount set  forth in the  related  Mortgage  Note  and the  Mortgage  Loan  Schedule  that is  added to the  Index on each
Adjustment  Date in accordance  with the terms of the related  Mortgage Note to determine the new Mortgage Rate for such Mortgage Loan.

                  Index: With respect to any  adjustable-rate  Mortgage Loan and each related  Adjustment Date, the index as specified in the related Mortgage Note.

                  Indirect  Participants:  Entities,  such as banks,  brokers,  dealers and trust  companies,  that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  Initial Bankruptcy Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial Class Principal Balance:  As defined in the Series Supplement.

                  Initial Cut-off Date:  As defined in the Series Supplement.

                  Initial Fraud Loss Coverage Amount:  As defined in the Series Supplement.

                  Initial  Mortgage Loans:  The initial  Mortgage Loans conveyed by the Depositor to the Trust Fund pursuant to Section 2.01 hereof on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

                  Initial Special Hazard Loss Coverage Amount:  As defined in the Series Supplement.

                  Insurance  Policy:  With respect to any Mortgage  Loan  included in the Trust Fund,  any Mortgage
Guaranty  Insurance  Policy,  any standard  hazard  insurance  policy,  flood  insurance  policy or title insurance policy,  including all riders and endorsements thereto in effect,  including any replacement policy or policies for any Insurance Policies.

                  Insurance  Proceeds:  Proceeds of any primary mortgage guaranty  insurance  policies,  including, without  limitation,  any other Insurance  Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the  restoration  of the related  Mortgaged  Property or released to the Mortgagor in accordance with the related Servicer's or Designated Servicer's normal servicing procedures.

                  Interest  Determination  Date:  With  respect  to the  LIBOR  Certificates  and for each  Accrual
Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

                  Interest Rate Cap Account:  As defined in the Series Supplement.

                  Interest Rate Cap Agreement:  As defined in the Series Supplement.

                  Interest Rate Cap Counterparty:  As defined in the Series Supplement.

                  Investment  Account:  The  commingled  account  (which shall be commingled  only with  investment accounts related to series of pass-through  certificates  with a class of certificates  which has a rating equal to the highest of the Ratings of the  Certificates)  maintained  by WMMSC in the trust  department  of the  Investment
Depository pursuant to Section 3.05.  The Investment Account shall be an Eligible Account.

                  Investment  Depository:  U.S.  Bank  National  Association  or  another  bank  or  trust  company designated from time to time by WMMSC.  The Investment Depository shall at all times be an Eligible Institution.

                  Lender Paid Mortgage  Guaranty  Insurance  Policy:  Any lender paid Mortgage  Guaranty  Insurance
Policy.

                  LIBOR  Business  Day:  Any day other  than  (i) a  Saturday  or a Sunday  or (ii) a  day on which banking  institutions in the State of New York or in the City of London,  England are required or authorized by law to be closed.

                  LIBOR Certificates:  As defined in the Series Supplement.

                  Liquidated  Mortgage  Loan:  With respect to any  Distribution  Date, a defaulted  Mortgage  Loan
(including any  REO Property)  which was liquidated in the calendar month preceding the month of such  Distribution
Date and as to which a Servicer,  has determined (with respect to the Non-Designated  Mortgage Loans, in accordance with this Agreement,  or with respect to the Designated  Mortgage Loans, in accordance with the related  Designated
Servicing  Agreement)  that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related  REO Property,  whether from Insurance Proceeds,
Liquidation Proceeds or otherwise.

                  Liquidation  Expenses:  Customary and reasonable "out of pocket" expenses  incurred by a Servicer
(or the related  Sub-Servicer) in connection with the liquidation of any defaulted  Mortgage Loan and not recovered by the related  Servicer  (or the related  Sub-Servicer)  under a Mortgage  Guaranty  Insurance  Policy for reasons other  than such  Servicer's  failure  to  comply  with  Section 3.09  hereof,  such  expenses  including,  without limitation,  legal fees and expenses,  any  unreimbursed  amount  expended by a Servicer  pursuant to  Section 3.11 hereof  respecting the related  Mortgage and any related and  unreimbursed  expenditures  for real estate  property taxes or for  property  restoration  or  preservation  to the extent  not  previously  reimbursed  under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section 3.11 hereof.

                  Liquidation  Principal:  With respect to any  Distribution  Date and a Loan Group,  the principal portion of Net  Liquidation  Proceeds  received with respect to each  Mortgage Loan in that Loan Group,  but not in excess of the principal  balance of such Mortgage Loan, which became a Liquidated  Mortgage Loan (but not in excess of the principal balance thereof) during the preceding  calendar month,  exclusive of the portion thereof,  if any, attributable to Assigned Prepayment Premiums.

                  Liquidation  Proceeds:  Amounts,  including Insurance  Proceeds,  received in connection with the partial or complete  liquidation of defaulted Mortgage Loans,  whether through trustee's sale,  foreclosure sale or otherwise or amounts  received in  connection  with any  condemnation  or partial  release of a Mortgaged  Property related  to a  Mortgage  Loan and any other  proceeds  received  in  connection  with an  REO Property,  other than
Recoveries.

                  Loan  Group:  Any group of  Mortgage  Loans  designated  as a  separate  loan group in the Series
Supplement.  Each Class of Certificates relate to one or more Loan Groups as designated in the Series Supplement.

                  Loan-to-Value  Ratio:  As of any date and with  respect  to each  Mortgage  Loan,  the  fraction, expressed as a  percentage,  the  numerator of which is the Stated  Principal  Balance of such Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Lost Mortgage  Note:  Any Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

                  Majority  Servicer:  With  respect  to any  Optional  Termination,  the  Servicer  servicing  the largest  percentage of Mortgage Loans in the Loan Group(s) to be purchased in such Optional  Termination (by Stated
Principal  Balance of  outstanding  Mortgage Loans on the Optional  Termination  Date) which has notified the Trust
Administrator of its intention to be the Terminating Entity of such Loan Group(s) pursuant to Section 11.02(a).

                  Master Servicer:  As defined in the Series Supplement.

                  Maturity Date:  As defined in the Series Supplement.

                  Maximum  Mortgage Rate:  With respect to each  adjustable-rate  Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

                  MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

                  MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN:  The mortgage identification number for any MERS Mortgage Loan.

                  Minimum  Mortgage Rate:  With respect to each  adjustable-rate  Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

                  Modification Oversight Agent:  As defined in the Series Supplement.

                  Modified  Mortgage Loan: Any Mortgage Loan that is modified in accordance  with Section  3.05(a).

                  MOM Loan:  Any Mortgage Loan as to which MERS is acting as  mortgagee,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Excess Interest:  As defined in the Series Supplement.

                  Moody's:  Moody's Investors Service, Inc. or any successor thereto.

                  Mortgage:  With  respect to a Mortgage  Loan,  the  mortgage,  deed of trust or other  instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

                  Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

                  Mortgage  File:  For each Mortgage  Loan,  the Trustee  Mortgage  File and the Servicer  Mortgage
File.

                  Mortgage  Guaranty  Insurance Policy:  Each policy of primary mortgage guaranty  insurance or any replacement policy therefor with respect to any Mortgage Loan.

                  Mortgage  Loans:  Such of the  mortgage  loans and  cooperative  loans (if any)  transferred  and assigned to the  Trustee  pursuant  to the  provisions  hereof as from time to time are held as a part of the Trust
Fund  (including  any  REO Property),  the mortgage  loans so held being  identified in the Mortgage Loan Schedule, notwithstanding  foreclosure  or other  acquisition  of title of the related  Mortgaged  Property.  With respect to each Mortgage Loan that is a Cooperative  Loan, if any,  "Mortgage Loan" shall include,  but not be limited to, the related Mortgage Note,  Security Agreement,  Assignment of Proprietary Lease,  Recognition  Agreement,  Cooperative
Shares and  Proprietary  Lease and, with respect to each Mortgage  Loan other than a  Cooperative  Loan,  "Mortgage
Loan" shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

                  Mortgage Loan Purchase Price:  The price,  calculated as set forth in  Section 11.01,  to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

                  Mortgage  Loan  Schedule:  The list of  Mortgage  Loans  (as  from  time to time  amended  by the related  Seller to reflect the addition of Qualified  Substitute  Mortgage Loans and the purchase of Mortgage Loans pursuant  to Sections  2.01, 2.02  or 2.03)  transferred  to the Trustee as part of the Trust Fund and from time to time  subject to this  Agreement,  attached to the Series  Supplement  as Schedule I, setting  forth the  following information with respect to each Mortgage Loan and applicable Servicer:

                  1.     the Mortgage Loan identifying number;

                  2.     a code indicating the type of Mortgaged  Property  (detached single family dwelling,  PUD, condominium unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status;

                  3.     the  original  months to maturity  or the  remaining  months to maturity  from the Cut-off
Date, in any case based on the original  amortization  schedule and, if  different,  the maturity  expressed in the same manner but based on the actual amortization schedule;

                  4.     the Loan-to-Value Ratio at origination;

                  5.     a code indicating the existence of a subordinate lien for the related Mortgaged Property;

                  6.     the combined Loan-to-Value Ratio at origination;

                  7.     the related borrower's debt-to-income ratio;

                  8.     the related borrower's credit score at origination;

                  9.     the Mortgage Rate as of the Cut-off Date;

                  10.    the stated maturity date;

                  11.    the amount of the Scheduled Payment as of the Cut-off Date;

                  12.    the original principal amount of the Mortgage Loan;

                  13.    the  principal  balance of the  Mortgage  Loan as of the close of  business on the Cut-off
Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

                  14.    a code  indicating  the  purpose  of the  Mortgage  Loan  (i.e.,  purchase,  rate and term refinance, equity take-out refinance);

                  15.    a code  indicating  whether  an  Assigned  Prepayment  Premium is  required  to be paid in connection with a prepayment of the Mortgage Loan and the term of the Assigned Prepayment Premium;

                  16.    the Index that is associated with such Mortgage Loan, if applicable;

                  17.    the Gross Margin, if applicable;

                  18.    the Periodic Rate Cap, if applicable;

                  19.    the Minimum Mortgage Rate, if applicable;

                  20.    the Maximum Mortgage Rate, if applicable;

                  21.    the Expense Fee Rate;

                  22.    the  Servicing  Fee Rate (which may be  disclosed  on the  Mortgage  Loan  Schedule in two parts  identified as the servicing fee and the master  servicing fee or in two parts identified as the "Lender Fee"
and the "Mgmt Fee" or in two parts identified as "service fee" and "excess fee");

                  23.    the Servicer of the Mortgage Loan;

                  24.    a code  indicating  whether the Mortgage  Loan is covered  under a borrower paid or lender paid Mortgage Guaranty  Insurance Policy (and, if so, the name of the insurance  carrier) and the rate at which any lender paid Mortgage Guaranty Insurance Policy premium is calculated, if applicable;

                  25.    a code  indicating  whether  the  Mortgage  Loan is a MERS  Mortgage  Loan and, if so, its
corresponding MIN; and

                  26.    the Loan Group to which the Mortgage Loan belongs.

                  With respect to the Mortgage  Loans in the  aggregate,  each  Mortgage  Loan  Schedule  shall set forth the following information, as of the Cut-off Date:

                  1.     the number of Mortgage Loans;

                  2.     the  current  aggregate  principal  balance  of the  Mortgage  Loans  as of the  close  of business on the Cut-off  Date,  after  deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

                  3.     the weighted average Mortgage Rate of the Mortgage Loans.

                  Mortgage Note: The original  executed note or other evidence of the  indebtedness  of a Mortgagor under a Mortgage Loan.

                  Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Net  Liquidation  Proceeds:  With  respect to any  Liquidated  Mortgage  Loan,  the excess of the related  Liquidation  Proceeds  over the sum of  Liquidation  Expenses,  Expense  Fees,  unreimbursed  Advances and
Servicing Advances and related Excess Proceeds, if any.

                  Net Mortgage  Rate: As to each Mortgage  Loan,  and at any time,  the per annum rate equal to the
Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

                  Net Swap Payments:  A net payment (a) by the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust,  to the Swap  Counterparty,  to the extent that the  Supplement  Interest Trust
Payment exceeds the Swap  Counterparty  Payment for such Swap Payment Date, or (b) by the Swap  Counterparty to the
Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust, to the extent that the Swap
Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the Supplement Interest Trust Payment for such Swap Payment Date.

                  Non-Designated Mortgage Loans:  The Mortgage Loans that are not Designated Mortgage Loans.

                  Nonrecoverable  Advance:  Any  portion of an  Advance or  Servicing  Advance  previously  made or proposed to be made by the Master  Servicer or a Servicer that, in the good faith  judgment of the Master  Servicer or a Servicer  (as  applicable),  will not be  ultimately  recoverable  by the Master  Servicer  or a Servicer  (as applicable) from the related Mortgagor,  related Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

                  Notional Amount Certificates:  As defined in the Series Supplement.

                  Offered Certificates:  As defined in the Series Supplement.

                  Officer's  Certificate:  A certificate  signed by the Chairman of the Board, any Vice Chairman of the Board,  the  President,  an  Executive  Vice  President,  Senior Vice  President,  a Vice  President,  or other authorized officer, the Treasurer,  the Secretary,  or one of the Assistant Treasurers or Assistant  Secretaries of
the Depositor,  a Seller, the Master Servicer, a Servicer,  the Special Servicer, the Modification Oversight Agent,
a Sub-Servicer,  the Trustee or the Trust  Administrator,  as the case may be, and delivered to the Depositor,  the
Seller(s),  the Master  Servicer,  the Special  Servicer,  the Modification  Oversight  Agent,  the Servicers,  the
Trustee or the Trust Administrator, as required by this Agreement.

                  Opinion of Counsel:  A written  opinion of counsel,  who may be counsel  for the  Depositor,  the
Master  Servicer or a Servicer,  including  in-house  counsel,  reasonably  acceptable to the Trustee and the Trust
Administrator.  With respect to the  definition  of Eligible  Account in this Article I and Sections  2.05 and 7.04 hereof and any opinion  dealing with the  qualification  of each REMIC  created  hereunder or  compliance  with the
REMIC  Provisions,  such counsel must (i) in fact be  independent of the  Depositor,  the Master  Servicer and such
Servicer,  (ii) not have any direct  financial  interest in the Depositor,  the Master Servicer or such Servicer or in any  affiliate of either of them and  (iii) not be connected  with the  Depositor,  the Master  Servicer or such
Servicer as an officer, employee,  promoter,  underwriter,  trustee, partner, director or Person performing similar functions;  provided,  that with respect to Wells  Fargo,  as  Servicer,  such counsel may be in-house  counsel for
Wells Fargo, as Servicer.

                  Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Date:  The date  fixed by a  Terminating  Entity for the  purchase  of the
Mortgage Loans pursuant to Section 11.01.

                  Optional  Termination  Notice  Period:  The  period  during  which  notice  is to be given to the affected Certificateholders of an Optional Termination pursuant to Section 11.03(d).

                  OTS:  The Office of Thrift Supervision.

                  Outsourcer:  As defined in Section 3.02.

                  Overcollateralization  Amount:  For any  Distribution  Date and  Floater  Loan  Group,  an amount equal to the  amount,  if any,  by which  (x) the  Aggregate  Loan  Group  Balance  for such  Loan  Group  for such
Distribution  Date exceeds (y) the aggregate Class Principal  Balance of the Floater  Certificates  (other than the
Economic Residual Floater Certificates) after giving effect to payments on such Distribution Date.

                  Overcollateralization  Deficiency:  For  any  Distribution  Date  and  Floater  Loan  Group,  the
amount, if any, by which (x) the related Targeted  Overcollateralization  Amount for such Distribution Date exceeds
(y) the related  Overcollateralization  Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such  Distribution  Date of the aggregate Class Principal Balance of the related Floater
Certificates  (other than the related  Economic  Residual Floater  Certificates)  resulting from the payment of the
Principal  Payment  Amount on such  Distribution  Date but prior to  allocation  of any Applied  Loss Amount on the related Floater Certificates on such Distribution Date.

                  Overcollateralization  Release  Amount:  For any  Distribution  Date, and Floater Loan Group,  an
amount equal to the lesser of (x) the related  Principal  Remittance  Amount for such Distribution Date and (y) the amount, if any, by which (1) the related  Overcollateralization  Amount for such date,  calculated for this purpose on the basis of the assumption  that 100% of the related  Principal  Remittance  Amount for such date is applied on such date in  reduction  of the  aggregate  of the Class  Principal  Balances of the related  Floater  Certificates
(other than the Economic  Residual Floater  Certificates),  exceeds (2) the related Targeted  Overcollateralization
Amount for such date.

                  Participant:  A broker,  dealer,  bank, other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

                  Par-Value:  As defined in Section 11.01.

                  Pass-Through Certificates:  As defined in the Series Supplement.

                  Pass-Through Loan Group:  As defined in the Series Supplement.

                  Pass-Through Rate:  As defined in the Series Supplement.

                  Payahead:  Any  Scheduled  Payment  intended  by  the  related  Mortgagor  to  be  applied  in  a
Collection Period subsequent to the Collection Period in which such payment was received.

                  Payoff:  Any  payment of  principal  on a Mortgage  Loan equal to the entire  outstanding  Stated
Principal  Balance of such Mortgage  Loan, if received in advance of the last  scheduled Due Date for such Mortgage
Loan and  accompanied by an amount of interest  equal to accrued  unpaid  interest on the Mortgage Loan to the date of such payment in full.

                  Payoff  Earnings:  For any  Distribution  Date and with  respect to all WMMSC  Serviced  Mortgage
Loans on which a Payoff was received by WMMSC during the related  Prepayment  Period, the aggregate interest earned by WMMSC from  investment  of each such Payoff from the date of receipt of each such Payoff  until the Business Day immediately preceding the related Distribution Date (net of investment losses).

                  Payoff  Interest:  For any  Distribution  Date and with respect to each WMMSC  Serviced  Mortgage
Loan for which a Payoff was  received on or after the first  calendar  day of the month of such  Distribution  Date and before the 15th calendar day of such month,  an amount of interest  thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt  thereof;  provided,  that to the extent (together with
Payoff  Earnings and the portion of the aggregate  Servicing  Fee  described in clause (i)(a) of the  definition of
Compensating  Interest Payment payable to WMMSC) not required to be distributed as a Compensating  Interest Payment on such Distribution Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

                  For any  Distribution  Date and with  respect  to each SPS  Serviced  Mortgage  Loan for  which a
Payoff was received on or after the first calendar day of the month of such  Distribution  Date and before the 15th calendar day of such month,  an amount of interest  thereon at the  applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

                  PCAOB:  The Public Company Accounting Oversight Board.

                  Percentage  Interest:  With respect to any  Certificate,  either the  percentage set forth on the face  thereof  or equal to the  percentage  obtained  by  dividing  the  Denomination  of such  Certificate  by the aggregate of the Denominations of all Certificates of the same Class.

                  Person:  Any  individual,  corporation,  partnership,  joint  venture,  association,  joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                  Physical Certificates:  As defined in the Series Supplement.

                  Pledge  Instruments:  With respect to each  Cooperative  Loan, the Stock Power, the Assignment of
Proprietary Lease and the Security Agreement.

                  Prefunded Amount:  With respect to each Prefunding  Account,  the amount deposited therein on the
Closing Date.

                  Prefunded Loan Group:  As defined in the Series Supplement.

                  Prefunding  Account:  Each  separate  Eligible  Account  created  and  maintained  by  the  Trust
Administrator  pursuant  to  Section 3.05(g)  in the  name  of the  Trust  Administrator  for  the  benefit  of the
Certificateholders  as designated in the Series  Supplement.  Funds in a Prefunding  Account shall be held in trust for the  Certificateholders  for the uses and purposes set forth in this  Agreement  and shall not be a part of any
REMIC created  hereunder;  provided,  however,  that any investment  income earned from Permitted  Investments made with funds in the Prefunding Account shall be for the account of the Depositor.

                  Prefunding  Period:  With respect to each  Prefunding  Account,  the period from the Closing Date until the  earliest  of (i) the  date on which the  aggregate  amounts on deposit in such  Prefunding  Account  are reduced to zero,  or (ii) an  Event of Default  occurs or (iii) the  Business Day  immediately  preceding  the last
Distribution Date occurring within 90 days following the Closing Date.

                  Prepayment  Interest  Shortfall:  With  respect  to any  Mortgage  Loan,  Distribution  Date  and
Principal  Prepayment  (other than a Payoff on a Wells Fargo Serviced Mortgage Loan received during the period from and including the first day to and including the 13th day of the month of such  Distribution  Date or a Payoff on a
Mortgage Loan  serviced by any Servicer  other than Wells Fargo  received  during the period from and including the first day to and  including  the 14th day of the month of such  Distribution  Date)  received  during  the  related
Prepayment  Period,  the difference  between (i) one full month's interest at the applicable  Mortgage Rate (giving effect to any applicable Relief Act Reduction,  Debt Service Reduction and Deficient Valuation),  as reduced by the
Servicing Fee Rate, if applicable,  on the outstanding  Stated Principal  Balance of such Mortgage Loan immediately prior to such  prepayment  or,  if such  Principal  Prepayment  is a  Curtailment,  the  principal  amount  of such
Curtailment  and (ii) the  amount of interest  actually  received  with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

                  Prepayment  Period:  With  respect to each  Distribution  Date and each Payoff with  respect to a
Wells Fargo  Serviced  Mortgage Loan,  the related  "Prepayment  Period" will commence on the 14th day of the month preceding  the month in which the related  Distribution  Date  occurs  (or,  in the case of the first  Distribution
Date,  commencing  on the Cut-off Date) and will end on the 13th day of the month in which such  Distribution  Date occurs.  With respect to each  Distribution  Date and each Payoff with respect to a SPS Serviced  Mortgage  Loan or
WMMSC  Serviced  Mortgage  Loan,  the  related  "Prepayment  Period"  will  commence  on the 15th day of the  month preceding  the month in which the related  Distribution  Date  occurs  (or,  in the case of the first  Distribution
Date,  commencing  on the Cut-off Date) and will end on the 14th day of the month in which such  Distribution  Date occurs.  With respect to each  Distribution  Date and each Payoff with respect to any Mortgage  Loan  serviced by a
Designated  Servicer,  the  related  "Prepayment  Period"  will be the period set forth in the  related  Designated
Servicing  Agreement.  With  respect  to each  Distribution  Date and each  Payoff  with  respect  to a  GreenPoint
Serviced  Mortgage Loan and each  Curtailment  with respect to any Mortgage Loan, the related  "Prepayment  Period"
will be the calendar month preceding the month in which such Distribution Date occurs.

                  Prepayment  Premium:  With respect to any Mortgage Loan,  any fee or premium  required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                  Principal  Prepayment:  Any payment of principal on a Mortgage  Loan which  constitutes  a Payoff or Curtailment.

                  Private Certificates:  As defined in the Series Supplement.

                  Proprietary  Lease:  The lease on a Cooperative  Unit  evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.

                  Prospectus Supplement: As defined in the Series Supplement.

                  PUD:  Planned Unit Development.

                  Purchase  Price:  With respect to any Mortgage  Loan  required to be  repurchased  by the related
Seller  pursuant  to  Section 2.02  or 2.03,  or  purchased  at the  option of the  Special  Servicer  pursuant  to
Section 3.17  (b), the sum of (i) 100% of the Stated Principal  Balance of the Mortgage Loan as of the first day of the month of such purchase,  (ii) accrued and unpaid interest on the Mortgage Loan at the applicable  Mortgage Rate
(reduced by the related  Servicing Fee Rate,  if the purchaser is also the Servicer  thereof) from the first day of the  month of such  purchase  to the  first  day of the month  immediately  following  the month of such  purchase,
(iii) in  the case of a  Mortgage  Loan  purchased  by the  related  Seller  or the  Depositor,  the  amount of any unreimbursed  Advances and  Servicing  Advances made by a Servicer,  if such Servicer is not the related  Seller or the  Depositor,  with respect to such  Mortgage  Loan or, in the case of a Mortgage  Loan  purchased by the Special
Servicer,  any  unreimbursed  Advances and Servicing  Advances  payable to any Servicer (other than the Servicer or
Special  Servicer,  as the case may be, which is  purchasing  such  Mortgage  Loans) and  (iv) with  respect to any purchase by the related Seller pursuant to  Section 2.03,  any costs and damages  actually  incurred and paid by or on behalf of the Trust in  connection  with any breach of the  representation  and  warranty  set forth in Schedule
III(viii) as  a result of a violation of a predatory  or abusive  lending law  applicable  to such  Mortgage  Loan.
With  respect  to  any  Mortgage   Loan  required  or  allowed  to  be  purchased,   the  Special   Servicer,   the
Certificateholder,  the related Seller or the Depositor, as applicable,  shall deliver to the Trustee and the Trust
Administrator an Officer's Certificate as to the calculation of the Purchase Price.

                  Qualified  Insurer:  A mortgage guaranty  insurance company duly qualified as such under the laws of the  state of its  principal  place of  business  and each  state  having  jurisdiction  over  such  insurer  in connection  with the  insurance  policy  issued by such  insurer,  duly  authorized  and licensed in such states to transact  a  mortgage  guaranty  insurance  business  in such  states and to write the  insurance  provided  by the insurance  policy issued by it,  approved as a FNMA or FHLMC  approved  mortgage  insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical rating  organization.
Any  replacement  insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

                  Qualified  Substitute  Mortgage  Loan:  One or more  Mortgage  Loans  substituted  by the related
Seller for one or more  Deleted  Mortgage  Loans which must,  on the date of such  substitution,  as confirmed in a
Request for Release,  substantially  in the form of Exhibit K,  individually  or in the aggregate and on a weighted average basis, as applicable  (i) have a Stated Principal Balance,  after deduction of the principal portion of the
Scheduled  Payment due in the month of  substitution,  not in excess of, and not more than 10% less than the Stated
Principal  Balance of the Deleted  Mortgage Loan;  (ii) be  accruing  interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted  Mortgage Loan;  (iii) have a Loan to Value Ratio no higher than that of the Deleted  Mortgage  Loan;  (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted  Mortgage  Loan;  provided that the  remaining  term to maturity of any such Mortgage
Loan shall be no greater than the last maturing  Mortgage Loan immediately  prior to any  substitution;  (v) have a
Maximum  Mortgage Rate and Minimum  Mortgage Rate not less than the respective such rates for the Deleted  Mortgage
Loan,  have a Gross  Margin  equal to or  greater  than the  Deleted  Mortgage  Loan and have the same Index as the
Deleted  Mortgage Loan;  (vi) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and
(vii)  comply with each representation and warranty set forth in Section 2.03(b).

                  Rating Agency:  As defined in the Series Supplement.

                  Ratings:  As of any date of determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

                  Realized Loss:  With respect to any Mortgage Loan, (1) with respect to each  Liquidated  Mortgage
Loan,  an amount  (not less than zero or more than the Stated  Principal  Balance of the  Mortgage  Loan) as of the
date of such  liquidation,  equal to (i) the Stated  Principal  Balance of the  Liquidated  Mortgage Loan as of the
date of such  liquidation,  plus  (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to  Certificateholders  up to the related Due Date in the month in which  Liquidation  Proceeds are required to be  distributed on the Stated  Principal  Balance of such
Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation  Proceeds,  if any, received during the month in which such  liquidation  occurred,  to the extent  applied as  recoveries  of interest at the Net Mortgage
Rate and to  principal  of the  Liquidated  Mortgage  Loan;  (2) for  any  Mortgage  Loan  subject  to a  Deficient
Valuation,  the excess of the Stated  Principal  Balance of that Mortgage Loan over the principal amount as reduced in  connection  with the  proceedings  resulting in the  Deficient  Valuation;  (3) for any Debt Service  Reduction
Mortgage  Loan, the present value of all monthly Debt Service  Reductions on the Mortgage  Loan,  assuming that the
Mortgagor pays each Scheduled  Payment on the  applicable Due Date and that no Principal  Prepayments  are received on the Mortgage  Loan,  discounted at the applicable  Mortgage Rate; or (4) with respect to each Modified  Mortgage
Loan,  the amount,  if any,  by which the Stated  Principal  Balance of such  Mortgage  Loan has been  reduced as a result of such modification.

                  Recognition  Agreement:  An Agreement among a Cooperative  Corporation,  a lender and a Mortgagor with respect to a Cooperative  Loan whereby such parties  (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

                  Record Date:  With respect to any  Distribution  Date and the  Certificates  other than the LIBOR
Certificates  that are  Book-Entry  Certificates  on such  Distribution  Date,  the close of  business  on the last
Business Day of the month  preceding the month in which the applicable  Distribution  Date occurs.  With respect to any Distribution Date and the LIBOR  Certificates that are Book-Entry  Certificates on such Distribution  Date, the close of business on the Business Day immediately preceding such Distribution Date.

                  Recovery:  With  respect to any  Distribution  Date and  Mortgage  Loan that became a  Liquidated
Mortgage Loan in a month  preceding  the month prior to the  Distribution  Date,  an amount  received in respect of principal on such Mortgage Loan which has  previously  been  allocated as a Realized Loss or Applied Loss Amount to a Class or Classes of Certificates, net of reimbursable expenses and related Excess Proceeds, if any.

                  Reference Bank Rate:  With respect to any Accrual Period  relating to the LIBOR  Certificates  as follows:  the arithmetic  mean (rounded  upwards,  if necessary,  to the nearest one sixteenth of a percent) of the offered  rates for United  States  dollar  deposits  for one month which are offered by the  Reference  Banks as of
11:00 a.m.  (London  time) on the  Interest  Determination  Date prior to the first day of such  Accrual  Period to prime  banks in the  London  interbank  market  for a period of one  month in  amounts  approximately  equal to the aggregate  Class  Principal  Balance of the LIBOR  Certificates;  provided that at least two such  Reference  Banks provide such rate. If fewer than two offered rates appear,  the  Reference  Bank Rate will be the  arithmetic  mean of the rates  quoted by one or more  major  banks in New York  City,  selected  by the  Trust  Administrator  after consultation  with DLJMC, as of 11:00 a.m.  (New York City time) on such date for loans in U.S.  Dollars to leading
European banks for a period of one month in amounts  approximately  equal to the aggregate Class Principal  Balance of the LIBOR  Certificates.  If no such quotations can be obtained,  the Reference Bank Rate shall be the Reference
Bank Rate applicable to the preceding Accrual Period.

                  Reference  Banks:  Three major banks that are engaged in the London  interbank  market,  selected by the Trust Administrator after consultation with DLJMC.

                  Registration   Statement:   That  certain   registration   statement  on  Form  S-3,  as  amended
(Registration No.  333-130884),  relating to the offering by the Depositor from time to time of its Mortgage-Backed
Pass-Through  Certificates  (Issuable in Series) as heretofore  declared  effective by the  Securities and Exchange
Commission.

                  Regulation  AB: Means  Subpart  229.1100 - Asset Backed  Securities  (Regulation  AB),  17 C.F.R.
§§229.1100  -  229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Red. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Regulation S:  Regulation S under the 1933 Act, as in effect from time to time.

                  Related  Pass-Through  Loan  Groups:  Each  collection  of  Pass-Through  Loan Groups which share common subordination or as otherwise set forth in the Series Supplement.

                  Relevant Servicing  Criteria:  The Servicing Criteria  applicable to the various parties,  as set forth on Exhibit R attached hereto. For clarification  purposes,  multiple parties can have  responsibility for the same  Relevant  Servicing  Criteria.  With  respect  to a  Servicing  Function  Participant  engaged  by the Master
Servicer,  the Trust Administrator,  the Trustee or any Servicer,  the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties

                  Relief Act:  The  Servicemembers  Civil  Relief Act, as amended,  and any similar  state or local law.

                  Relief Act Reductions:  With respect to any  Distribution  Date and any Mortgage Loan as to which there has been a reduction  in the amount of interest  collectible  thereon for the most  recently  ended  calendar month as a result of the application of the Relief Act, the amount,  if any, by which  (i) interest  collectible on such Mortgage Loan for the most recently ended calendar month is less than  (ii) interest  accrued thereon for such month pursuant to the Mortgage Note.

                  REMIC: A "real estate  mortgage  investment  conduit,"  within the meaning of Section 860D of the
Code.  Reference herein to REMIC refers to each REMIC created in the Series Supplement.

                  REO Disposition:   The  final  sale  by  Wells  Fargo,  in  its  capacity  as  Servicer,  of  any
REO Property.

                  REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of  (i) $1,200 or (ii)
one  percent  (1%) of the  final  sales  price of such REO  Disposition;  provided,  that  the real  estate  broker commission  with  respect to the  liquidation  of the REO property is equal to or less than 5% except in such cases where the property  value is less than  $100,000 or the  property is located in a rural area and market  conditions require the  Servicer to pay a real estate  broker  commission  greater than 5% or prior  written  consent has been obtained from CSFB or their authorized representative.

                  REO Property:   A  Mortgaged  Property  acquired  by  the  Trust  Fund  through   foreclosure  or
deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  Replaced Servicer:  As defined in Section 8.02.

                  Required  Insurance  Policy:  With respect to any  Non-Designated  Mortgage  Loan,  any insurance policy that is required to be  maintained  from time to time under this  Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

                  Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

                  Responsible Officer:  When used with respect to the Trust  Administrator,  shall mean any officer within the corporate  trust  department of the Trust  Administrator,  including any Assistant Vice  President,  the
Secretary,  any Vice President,  Assistant Secretary,  the Treasurer, any Assistant Treasurer, any Trust Officer or
any other officer of the Trust  Administrator  customarily  performing  functions similar to those performed by any
of  the  above  designated   officers  and  any  officer  within  the  Corporate  Trust  Department  having  direct responsibility  for the  administration  of this Agreement.  When used with respect to the Trustee,  shall mean any officer  within the  Corporate  Trust  Department  having  direct  responsibility  for the  administration  of this
Agreement  and also,  with  respect to a  particular  matter,  any other  officer to whom such  matter is  referred because of such officer's knowledge of and familiarity with the particular subject.

                  Reuters Screen LIBOR01: The display designated as page LIBOR01 on Reuters (or such other page as may replace page LIBOR01 on that service for the purpose of displaying London interbank offered rates of major banks).

                  Rolling Three-Month  Delinquency Rate: For any Distribution Date will be the fraction,  expressed as a percentage,  equal to the average of the Delinquency  Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

                  Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

                  S&P: Standard & Poor's Ratings Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  Sarbanes-Oxley  Act:  The  Sarbanes-Oxley  Act of  2002  and the  rules  and  regulations  of the
Commission promulgated thereunder (including any interpretations thereof by the Commission's staff).

                  Sarbanes-Oxley Certification:  As defined in Section 13.09.

                  Scheduled  Payment:  The  scheduled  monthly  payment  on a  Mortgage  Loan  due on any Due  Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Securities  Act:  means the  Securities  Act of 1933, as amended,  and the rules and  regulations thereunder.

                  Security  Agreement:  With respect to a Cooperative  Loan,  the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

                  Seller(s):  As defined in the Series Supplement.

                  Series:  All of the  Certificates  issued  pursuant to an  Agreement  and bearing the same series designation.

                  Series  Supplement:  The agreement  into which this Standard Terms is  incorporated  and pursuant to which a particular Series of Certificates is issued.

                  Servicer Employee:  As defined in Section 3.16.

                  Service(s)(ing):  In accordance  with Regulation AB, the act of servicing and  administering  the
Mortgage  Loans or any other assets of the Trust by an entity that meets the  definition of "servicer' set forth in
Item 1101 of Regulation AB and is subject to the  disclosure  requirements  set forth in 1108 of Regulation AB. For clarification  purposes,  any uncapitalized  occurrence of this term shall have the meaning commonly  understood by participants in the residential mortgage-backed securitization market.

                  Servicer  Mortgage  File:  All  documents  pertaining  to a  Mortgage  Loan  not  required  to be included in the Trustee Mortgage File and held by the Master Servicer or the related Servicer or any Sub-Servicer.

                  Servicers:  As defined in the Series Supplement.

                  Servicing  Advance:   With  respect  to  the   Non-Designated   Mortgage  Loans,  all  customary,
reasonable  and  necessary  "out of pocket" costs and expenses  incurred  prior to, on or after the Cut-off Date in the  performance by a Servicer of its servicing  obligations  related to such Mortgage  Loans,  including,  but not
limited  to,  the  cost  (including   reasonable  attorneys'  fees  and  disbursements)  of  (i) the  preservation, restoration and protection of a Mortgaged  Property,  (ii) compliance  with the obligations under  Section 3.11 and any  enforcement or judicial  proceedings,  including  foreclosures,  (iii) the  management and  liquidation of any
REO Property  (including  default  management  and similar  services,  appraisal  services  and real estate  broker services),  (iv) any  expenses  incurred by a Servicer in connection with obtaining an environmental  inspection or
review  pursuant  to  the  second  paragraph  of   Section 3.11(a),   (v) compliance  with  the  obligations  under
Section 3.09,  (vi) locating  any documents  missing from the Trustee's  Mortgage File and  (vii) obtaining  broker price  opinions.  In no event shall any Servicer be required to make any Servicing  Advance which would  constitute a Nonrecoverable Advance.

                  With  respect  to the  Designated  Mortgage  Loans,  Servicing  Advance  shall  have the  meaning assigned to such term in the related Designated Servicing Agreement.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee:  As to each  Mortgage  Loan and any  Distribution  Date,  an amount  equal to one month's  interest at the  Servicing  Fee Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due
Date in the month of such  Distribution  Date  (prior  to  giving  effect  to any  Scheduled  Payments  due on such
Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

                  Servicing  Fee Rate:  As to each  Mortgage  Loan,  the per annum  rate set forth on the  Mortgage
Loan Schedule.

                  Servicing  Function  Participant:  Any Servicer,  the Master Servicer or the Trust  Administrator
and any  Sub-Servicer,  Subcontractor  or any other Person (other than the Trustee)  contracted by a Servicer,  the
Master  Servicer or the Trust  Administrator  that is performing  activities  addressed by the Servicing  Criteria, unless,  with respect to any  Sub-Servicer,  Subcontractor  or other Person  contracted  by a Servicer,  the Master
Servicer or the Trust  Administrator,  such  Person's  activities  relate only to 5% or less of the Mortgage  Loans
(measured  by aggregate  Stated  Principal  Balance of the  Mortgage  Loans,  annually at the  commencement  of the calendar year prior to the year in which an  Assessment of Compliance is required to be delivered,  multiplied by a fraction,  the  numerator  of which is the  number of months  during  which  such  Servicing  Function  Participant
Services the related  Mortgage  Loans and the  denominator of which is 12, or, in the case of the year in which the
Closing Date occurs, the number of months elapsed from the Cut-off Date to the end of such calendar year).

                  Servicing   Officer:   Any  officer  of  a  Servicer   involved  in,  or  responsible   for,  the
administration  and servicing of the related  Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers  furnished  to the  Trustee  and the Trust  Administrator  by a Servicer  on the  Closing  Date
pursuant to this  Agreement,  as such list may from time to time be amended and  delivered to the Trustee and Trust
Administrator.

                  Special  Hazard  Loss:  A Realized  Loss (or portion  thereof)  with  respect to a Mortgage  Loan arising from any direct  physical loss or damage to a Mortgaged  Property  (including  any Realized Loss due to the presence or suspected  presence of hazardous wastes or substances on mortgaged  property) which is not covered by a standard hazard  maintenance  policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been  covered by such a policy  had such a policy  been  maintained),  which is caused by or results from any cause except:  (i) wear and tear,  deterioration,  rust or corrosion,  mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin,  insects;  (ii) settling,  subsidence,  cracking,  shrinkage,  bulging or expansion of pavements,  foundations,  walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty  materials,  unless the  collapse of the  property or part  thereof  ensues and then only for the ensuing loss;  (iv) nuclear  or chemical  reaction or nuclear  radiation  or  radioactive  or chemical  contamination,  all whether controlled or uncontrolled,  and whether such loss be direct or indirect,  proximate or remote; (v) hostile or warlike  action in time of peace or war,  including  action in  hindering,  combating  or  defending  against an actual,  impending or expected  attack (a) by any  government of sovereign  power,  de jure or de facto,  or by any authority maintaining or using military,  naval or air forces,  (b) by military,  naval or air forces, or (c) by an agent of any such  government,  power,  authority or forces;  (vi) any  weapon of war employing  atomic  fission or radioactive  force  whether  in time of peace or war;  or  (vii) insurrection,  rebellion,  revolution,  civil war, usurped  power or action  taken by  governmental  authority  in  hindering,  combating  or  defending  against such occurrence,  seizure  or  destruction  under  quarantine  or  customs  regulations,  confiscation  by  order of any government or public authority, or risks of contraband or illegal transportation or trade.

                  Special  Hazard Loss  Coverage  Amount:  With  respect to the Class C-B  Certificates,  as of the
Closing Date,  the Initial  Special  Hazard Loss Coverage  Amount and subject to reduction from time to time, to be an amount  equal on any  Distribution  Date to the lesser of (a) the  greatest of (i) 1% of the  Aggregate  Related
Pass-Through  Collateral  Balance,  (ii) twice  the Stated  Principal  Balance of the largest  Mortgage Loan in the related  Pass-Through  Loan Groups and (iii) the  aggregate Stated Principal  Balances of the Mortgage Loans in the
related  Pass-Through Loan Groups secured by Mortgaged  Properties located in the single California postal zip code area having the highest  aggregate Stated  Principal  Balance of any such zip code area and (b) the Initial Special
Hazard Loss Coverage Amount less the amount,  if any, of losses  attributable to Special Hazard Losses allocated to the Class C-B  Certificates  since the  Closing  Date.  All  Stated  Principal  Balances  for the  purpose  of this definition  will be  calculated  as of the first day of the month  preceding  such  Distribution  Date after giving effect to scheduled  installments  of principal and interest on the Mortgage  Loans then due,  whether or not paid.
The Special Hazard Loss Coverage Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the Rating  Agencies as evidenced by a letter of each Rating Agency to the Trust  Administrator to the effect that any such  reduction  will not result in a downgrading  of the current  ratings  assigned to such
Classes of Certificates rated by it.

                  Special  Hazard  Loss  Coverage  Termination  Date:  The date on which the  Special  Hazard  Loss
Coverage Amount has been reduced to zero.

                  Special  Serviced  Mortgage  Loan:  The  Mortgage  Loans for which the Special  Servicer  acts as servicer pursuant to Section 3.17 (a).

                  Special Servicer: As defined in the Series Supplement.

                  SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

                  SPS  Mortgage  Loans:  Any SPS  Serviced  Mortgage  Loans for which  SPS has not  entered  into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

                  SPS  Serviced  Mortgage  Loans:  The  Mortgage  Loans  identified  as such on the  Mortgage  Loan
Schedule for which SPS is the applicable Servicer or the Special Servicer.

                  Standard Hazard Policy:  Each standard hazard insurance policy or replacement  therefor  referred to in Section 3.09.

                  Standard  Terms:  This  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of May 1,
2007.

                  Stated  Principal  Balance:  With respect to any  Mortgage  Loan and date of  determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the principal portion of all
Scheduled  Payments due on or before the Cut-off  Date,  whether or not  received,  increased by the portion of any
Capitalization  Reimbursement  Amount allocable to such Mortgage Loan,  minus the sum of (i) all amounts  allocable to principal  that have been  distributed  to  Certificateholders  with respect to such  Mortgage Loan on or before that date of  determination  and (ii) any Realized  Losses on such Mortgage Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

                  Stock Power:  With respect to a Cooperative  Loan, an assignment of the stock  certificate  or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

                  Streamlined  Mortgage  Loan: A Mortgage Loan  originated  in  connection  with the refinance of a mortgage loan pursuant to the related Seller's streamlined documentation program then in effect.

                  Subcontractor:  Any  vendor,  subcontractor  or  other  Person  that is not  responsible  for the overall  servicing of Mortgage  Loans but performs one or more discrete  functions  identified in  Item 1122(d)  of
Regulation AB with respect to Mortgage  Loans under the  direction or authority of any Servicer (or a  Sub-Servicer of any Servicer), the Master Servicer or the Trust Administrator.

                  Subordinate Certificates:  As defined in the Series Supplement.

                  Subsequent  Cut-off Date:  With respect to any  Subsequent  Mortgage  Loan,  the first day of the month on which such Mortgage Loan is transferred to the Trust.

                  Subsequent  Mortgage  Loan:  Any Mortgage  Loan other than an Initial  Mortgage  Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent  Transfer  Agreement,  which Mortgage Loan shall be listed on the revised  Mortgage Loan  Schedule  delivered  pursuant to this  Agreement and on Schedule A to such
Subsequent  Transfer Agreement.  When used with respect to a single Subsequent  Transfer Date,  Subsequent Mortgage
Loan shall mean a Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

                  Subsequent  Transfer  Agreement:  A Subsequent  Transfer  Agreement  substantially in the form of
Exhibit X hereto, executed and delivered by and among the Depositor, DLJMC and the Trustee.

                  Subsequent  Transfer  Date:  For  any  Subsequent  Transfer  Agreement,   the  date  the  related
Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

                  Sub-Servicer:  Any Person that  (i) services  Mortgage Loans on behalf of any Servicer,  and (ii)
is responsible for the performance  (whether  directly or through  sub-servicers  or  Subcontractors)  of Servicing functions  required to be  performed  under this  Agreement,  any related  Designated  Servicing  Agreement  or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

                  Subservicing  Agreement:  An agreement  between a Servicer and a  Sub-Servicer  for the servicing of the related Mortgage Loans.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  Supplemental Interest Account: As defined in the Series Supplement.

                  Supplemental  Interest Trust:  The trust created  pursuant to Section 4.08  herein and designated as the "Supplemental  Interest Trust," consisting of the Swap Agreement,  the Supplemental Interest Account and the
right to receive Net Swap Payments from the Swap Counterparty.

                  Supplement Interest Trust Payment:  As defined in the Series Supplement.

                  Supplemental Interest Trust Trustee:  As defined in the Series Supplement.
                  Swap Agreement:  As defined in the Series Supplement.

                  Swap Certificates:  As defined in the Series Supplement.

                  Swap Counterparty:  As defined in the Series Supplement.

                  Swap Counterparty Payment:  As defined in the Series Supplement.

                  Swap Payment Date:  As defined in the Series Supplement.

                  Targeted Overcollateralization Amount:  As defined in the Series Supplement.

                  Tax Matters  Person:  The person  designated as "tax matters person" in the manner provided under
Treasury  regulation  § 1.860F  4(d) and  temporary  Treasury  regulation  § 301.6231(a)(7)1T.  Initially,  the Tax
Matters Person shall be the Trust Administrator.

                  Terminating  Auction  Date:  With  respect  to Loan  Group 1, Loan  Group 2 and Loan  Group 3, as
defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Purchaser:  With respect to Loan Group 1, Loan Group 2 and Loan Group 3, as defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Auction  Sale:  With  respect  to Loan  Group 1, Loan  Group 2 and Loan  Group 3, as
defined in Section 11.01(d) and with respect to Loan Group 4, as defined in Section 11.01(e).

                  Terminating  Entity: The entity determined by the Trust  Administrator  pursuant to Section 11.02 of this Agreement.

                  Transferring Servicer:  As defined in Section 3.17 (a) hereof.

                  Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

                  Trigger Event:  As defined in the Series Supplement.

                  Trust Administrator:  As defined in the Series Supplement.

                  Trust Administrator Fee:  As set forth in Section 10.05.

                  Trust Administrator Fee Rate:  As defined in the Series Supplement.

                  Trust   Collateral:   With   respect   to  the   Pass-Through   Loan   Groups,   as   defined  in
Section 11.01(c)(i), and with respect to any Floater Loan Group, as defined in Section 11.01(c)(ii).

                  Trustee:  As defined in the Series Supplement.

                  Trustee  Mortgage File: The mortgage  documents  listed in  Section 2.01  hereof  pertaining to a particular  Mortgage Loan and any additional  documents  required to be added to the Trustee Mortgage File pursuant to this Agreement.

                  Trust  Fund:  The corpus of the Trust  created by this  Agreement  consisting  of the  collateral transferred to the Trustee in trust for the benefit of Certificateholders pursuant to Section 2.01(a).

                  Trust Receipt and Final Certification:  As defined in Section 2.02(a).

                  Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

                  Underwriter's  Exemption:  Prohibited  Transaction  Exemption 2002-41, 67 Fed. Reg. 54487 (2002),
as amended (or any successor thereto),  or any substantially similar  administrative  exemption granted by the U.S.
Department of Labor.

                  U.S.  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity treated as a corporation or  partnership  for federal income tax purposes  created or organized in, or under the laws of, the United  States,  any State  thereof or the District of  Columbia,  an estate or trust whose income from  sources  without  the United  States is  includable  in gross  income for United  States  federal  income tax purposes  regardless of its connection  with the conduct of a trade or business  within the United  States,  or any trust treated as a United States Person under Code Section 7701(a)(30).

                  Voting Rights:  As defined in the Series Supplement.

                  Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

                  Wells Fargo  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage
Loan Schedule, for which Wells Fargo is the applicable Servicer.

                  WMMSC:  Washington Mutual Mortgage Securities Corp., a Delaware  corporation,  and its successors and assigns.

                  WMMSC  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage  Loan
Schedule, for which WMMSC is the applicable Servicer.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                          REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      As set forth in the Series Supplement.

                  (b)      In  connection  with the  transfer and  assignment  set forth in clause  (a) above,  the
Depositor  has delivered or caused to be delivered to a Custodian  for the benefit of the  Certificateholders,  the documents and instruments with respect to each Initial Mortgage Loan as assigned:

                  (i)      (A) the original  Mortgage Note bearing all intervening  endorsements  and including any riders to the Mortgage Note,  endorsed "Pay to the order of  ________________,  without recourse" and signed in the name of the last named  endorsee by an  authorized  officer or (B) with respect to any Lost  Mortgage  Note, a lost note  affidavit  and  indemnity  from the  related  Seller  stating  that the  original  Mortgage  Note was lost or destroyed,  (together with a copy of such Mortgage Note, if available) and  indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

                  (ii)     the original of any guarantee executed in connection with the Mortgage Note (if any);

                  (iii)    for each Mortgage Loan that is not a MERS Mortgage  Loan,  the original  Mortgage,  with evidence of recording  thereon,  or copies certified by the related  recording  office or if the original  Mortgage has not yet been  returned  from the  recording  office,  a copy  certified  by or on behalf of the related  Seller indicating  that such Mortgage has been  delivered for recording (the return  directions for the original  Mortgage should  indicate,  when  recorded,  mail to the related  Seller) and in the case of each MERS  Mortgage  Loan,  the original  Mortgage,  noting the presence of the MIN of the related  Mortgage  Loan and either  language  indicating that the  Mortgage  Loan is a MOM Loan if the  Mortgage  Loan is a MOM Loan or if the  Mortgage  Loan was not a MOM
Loan at  origination,  the  original  Mortgage  and the  assignment  thereof to MERS,  with  evidence of  recording indicated  thereon or a copy of the Mortgage  certified by the public  recording  office in which such Mortgage has been recorded;

                  (iv)     the originals of all assumption,  modification,  consolidation or extension  agreements,
(or, if an original of any of these  documents  has not been returned  from the  recording  office,  a copy thereof certified by or on behalf of the related  Seller,  the original to be  delivered  to the related  Seller  forthwith after return from such recording office) with evidence of recording thereon, if any;

                  (v)      for each  Mortgage  Loan that is not a MERS Mortgage  Loan,  the original  Assignment of
Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

                  (vi)     for  each  Mortgage  Loan  that was not a MERS  Mortgage  Loan at its  origination,  the originals  of any  intervening  recorded  Assignments  of Mortgage,  showing a complete  chain of  assignment  from origination to the last assignee,  including  warehousing  assignments,  with evidence of recording thereon (or, if an original  intervening  Assignment of Mortgage has not been returned  from the recording  office,  a copy thereof certified by or on behalf of the related  Seller,  the original to be delivered to the  Custodian  forthwith  after return from such recording office);

                  (vii)    the  original  mortgage  title  insurance  policy,  or copy of title  commitment  (or in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

                  (viii)   with respect to a Cooperative  Loan,  if any, the  originals of the following  documents or instruments:

                           (A) the Cooperative Shares, together with the Stock Power in blank;

                           (B) the executed Security Agreement;

                           (C) the  executed  Proprietary  Lease and the  Assignment  of  Proprietary  Lease to the
originator of the Cooperative Loan;

                           (D) the executed Recognition Agreement;

                           (E) Copies of the original UCC financing  statement,  and any  continuation  statements, filed by the  originator  of such  Cooperative  Loan as secured  party,  each with  evidence of recording  thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                           (F) Copies  of  the  filed  UCC  assignments  or  amendments  of the  security  interest referenced  in clause (E) above  showing an unbroken  chain of title from the  originator  to the Trust,  each with evidence of  recording  thereof,  evidencing  the interest of the assignee  under the  Security  Agreement  and the
Assignment of Proprietary Lease;

                           (G) An  executed   assignment  of  the  interest  of  the  originator  in  the  Security
Agreement,  the Assignment of Proprietary Lease and the Recognition  Agreement,  showing an unbroken chain of title from the originator to the Trust; and

                           (H) For  any  Cooperative  Loan  that  has  been  modified  or  amended,   the  original
instrument or instruments effecting such modification or amendment.

                  In addition,  in connection  with the  assignment of any MERS Mortgage  Loan,  the related Seller agrees that it shall  cause,  at the related  Seller's  expense,  the MERS® System to indicate  that such  Mortgage
Loans  have been  assigned  by the  related  Seller to the  Trustee  in  accordance  with this  Agreement  (and any
Subsequent  Transfer  Agreement,  if  applicable)  for the  benefit  of the  Certificateholders  by  including  (or deleting,  in the case of Mortgage Loans which are  repurchased or substituted in accordance  with this  Agreement)
the  information  required by the MERS®  System to  (a) identify  the Trustee  and  (b) identify  the series of the
Certificates  issued in  connection  with such Mortgage  Loans.  The Trustee  shall  confirm,  or cause the related
Custodian to confirm,  on the Final  Certification  of the related  Custodian  whether or not such  assignment  has occurred.  The  related  Seller  further  agrees  that it shall not,  and shall not permit a Servicer  to, and each related  Servicer agrees that it shall not, alter the information  referenced in this paragraph with respect to any
Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is repurchased or substituted in accordance with the terms of this Agreement.

                  Further,   each  Servicer  is  authorized  and  empowered  by  the  Trustee,  on  behalf  of  the
Certificateholders  and the  Trustee,  in its own name or in the name of any  Sub-Servicer,  when a Servicer or any
Sub-Servicer,  as the case may be,  believes it  appropriate  in its best judgment to register any Mortgage Loan on the MERS® System,  or cause the removal from the registration of any Mortgage Loan on the MERS® System,  to execute and  deliver,  on behalf of the Trustee  and the  Certificateholders  or any of them,  any and all  instruments  of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors  and assigns.  Any costs incurred by a Servicer pursuant to this paragraph shall be considered a Servicing Advance and shall be reimburseable to such Servicer.

                  In the  event  the  Depositor  delivers  to a  Custodian  certified  copies  of any  document  or instrument  set forth in  2.01(b) because  of a delay  caused by the  public  recording  office  in  returning  any recorded  document,  the Depositor shall deliver or cause to be delivered to such Custodian,  within 60 days of the
Closing  Date or the related  Subsequent  Transfer  Date,  as  applicable,  an  Officer's  Certificate  which shall
(i) identify the recorded document,  (ii) state that the recorded document has not been delivered to such Custodian due  solely to a delay  caused by the  public  recording  office,  and  (iii) state  the  amount of time  generally required by the applicable recording office to record and return a document submitted for recordation.

                  In the event that in connection  with any Mortgage Loan the Depositor  cannot  deliver  (a) for a
Mortgage  Loan  that is not a MERS  Mortgage  Loan,  the  original  recorded  Mortgage,  (b) all  interim  recorded assignments or (c) the  lender's title policy  (together with all riders thereto)  satisfying the  requirements set forth above,  concurrently  with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or  (b) above,  or because the title policy has not been delivered to the related  Seller or the Depositor by the  applicable  title insurer in the case of clause (c) above,  the Depositor shall promptly deliver to the related  Custodian,  in the case of clause (a) or
(b) above,  such  original  Mortgage or such  interim  assignment,  as the case may be, with  evidence of recording indicated  thereon  upon  receipt  thereof from the public  recording  office,  or a copy  thereof,  certified,  if appropriate,  by the relevant recording office and, in the case of clause (c) above,  any title policy upon receipt from the applicable title insurer.

                  As promptly as practicable  subsequent to such transfer and assignment,  and in any event, within thirty (30) days  thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each  Assignment  of  Mortgage,  as the  assignee  thereof,  (ii) cause  such  assignment  to be in proper form for recording in the  appropriate  public  office for real  property  records  within  thirty (30) days  after  receipt thereof and  (iii) cause to be delivered for recording in the appropriate  public office for real property  records the  assignments of the Mortgages to the Trustee,  except that,  with respect to any assignment of a Mortgage as to which DLJMC has not received the  information  required to prepare such  assignment  in  recordable  form,  DLJMC's obligation to do so and to deliver the same for such  recording  shall be as soon as  practicable  after receipt of such  information and in any event within thirty (30) days after the receipt  thereof,  and DLJMC need not cause to be recorded  any  assignment  which  relates to a Mortgage  Loan in any  jurisdiction  under the laws of which,  as evidenced by an Opinion of Counsel  delivered by the Depositor  (at the  Depositor's  expense) to the Trustee,  the
Trust  Administrator  and DLJMC,  acceptable to the Rating  Agencies,  the  recordation  of such  assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

                  If any original  Mortgage Note  referred to in  Section 2.01(b)(i) above  cannot be located,  the obligations  of the  Depositor  to deliver such  documents  shall be deemed to be  satisfied  upon  delivery to the related  Custodian of a photocopy of such Mortgage  Note, if available,  with a lost note  affidavit and indemnity.
If any of the  original  Mortgage  Notes  for  which a lost note  affidavit  and  indemnity  was  delivered  to the
Custodian is subsequently  located,  such original  Mortgage Note shall be delivered to such Custodian within three
(3) Business Days.

                  (c)      The  Trustee  and the  Trust  Administrator  are  authorized  to enter  into one or more
Custodial  Agreements,  at the direction of the Depositor,  for the purpose of having a Custodian  maintain custody of the documents and instruments  referred to in this Section 2.01,  and any documents  delivered  thereunder shall be delivered to such Custodian and any Officer's  Certificates  delivered  with respect  thereto shall be delivered to the Trustee, the Trust Administrator and such Custodian.

                  (d)      It is the express  intent of the parties to this  Agreement  that the  conveyance of the
Mortgage  Loans by the  Depositor to the Trustee as provided in this  Section 2.01  be, and be construed as, a sale of the Mortgage  Loans by the Depositor to the Trustee.  It is,  further,  not the intention of the parties to this
Agreement  that such  conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the event  that,  notwithstanding  the  intent of the parties to this  Agreement,  the  Mortgage  Loans are held to be the property of the  Depositor,  or if any for any other reason this  Agreement is held or deemed to create a security  interest in the Mortgage  Loans then  (a) this
Agreement  shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the New York
Uniform  Commercial Code;  (b) the  conveyance  provided for in this Section 2.01  shall be deemed to be a grant by the  Depositor  to the  Trustee  for the  benefit of the  Certificateholders  of a security  interest in all of the
Depositor's  right,  title and interest in and to the Trust Fund and all proceeds of the  conversion,  voluntary or involuntary,  of any  portion of the Trust  Fund into cash or other  liquid  property;  (c) the  possession  by the
Trustee or any  Custodian  of such items of property  and such other items of property as  constitute  instruments, money,  negotiable  documents  or chattel  paper shall be deemed to be "in  possession  by the  secured  party" for purposes of perfecting the security  interest  pursuant to Section 9-313  of the New York Uniform  Commercial Code;
and  (d) notifications  to persons  holding such property,  and  acknowledgments,  receipts or  confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  financial  intermediaries,  bailees  or  agents  (as  applicable)  of the  Trustee  for the  benefit  of the
Certificateholders  for the purpose of perfecting such security  interest under applicable law (except that nothing in this clause  (d) shall  cause any person to be deemed to be an agent of the  Trustee for any purpose  other than for perfection of such security interests unless, and then only to the extent,  expressly  appointed and authorized by the Trustee in writing).  The Depositor and the Trustee,  upon  directions  from the  Depositor,  shall,  to the extent  consistent  with this  Agreement,  take such actions as may be necessary to ensure that, if this  Agreement were deemed to create a security  interest in the Mortgage  Loans,  such security  interest would be deemed to be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of this Agreement.

                  (e)      The Depositor hereby  authorizes and directs the Trust  Administrator to (i) execute the
Interest Rate Cap Agreements and Swap Agreements,  and (ii) to ratify,  on behalf of the Trust, the terms agreed to by the Depositor  with respect to the Interest Rate Cap  Agreements and Swap  Agreements.  The Depositor  shall pay or cause to be paid on  behalf  of the  Trust  the  payments  owed to the  Counterparties  as of the  Closing  Date pursuant to the terms of the Interest Rate Cap Agreements and Swap Agreements.

                  (f)      Upon one Business  Day's prior written  notice to the Trustee,  the Trust  Administrator and the Rating  Agencies,  on any  Business  Day  designated  by the  Depositor  during a  Prefunding  Period,  the
Depositor,  the Seller and the Trustee shall complete,  execute and deliver a Subsequent Transfer Agreement so long as each Rating Agency has provided  notice that the execution and delivery of such  Subsequent  Transfer  Agreement will not result in a reduction or withdrawal of the ratings assigned to the Certificates on the Closing Date.

                  The transfer of Subsequent  Mortgage Loans and the other property and rights  relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

                           (i)  each  Subsequent   Mortgage  Loan  conveyed  on  such   Subsequent   Transfer  Date
         satisfies the  representations  and warranties  applicable to it under this Agreement as of the applicable
         Subsequent  Transfer  Date;  provided,  however,  that with  respect to a breach of a  representation  and warranty with respect to a Subsequent  Mortgage Loan, the obligation under  Section 2.03 of this Agreement of the Seller to cure,  repurchase  or replace such  Subsequent  Mortgage Loan shall  constitute  the sole remedy against the Seller  respecting such breach  available to  Certificateholders,  the Depositor or the
         Trustee;

                           (ii) the  Rating  Agencies  shall  have been  provided  with an  Opinion  of  Counsel or
         Opinions of Counsel (dated as of the Closing Date),  at the expense of the Depositor,  with respect to the characterization  of the transfer of the Subsequent  Mortgage Loans conveyed on such  Subsequent  Transfer
         Date as a sale;

                           (iii) the execution  and delivery of such  Subsequent  Transfer  Agreement or conveyance of the related  Subsequent  Mortgage  Loans does not result in a reduction  or  withdrawal  of any ratings assigned to the Certificates on the Closing Date by the Rating Agencies;

                           (iv) no Subsequent  Mortgage Loan  conveyed on such  Subsequent  Transfer Date was 30 or more days contractually delinquent as of its subsequent Cut-off Date;

                           (v) the  remaining  term to stated  maturity of such  Subsequent  Mortgage Loan will not exceed 30 years;

                           (vi) the  Depositor  shall have  deposited in the  Collection  Account all principal and interest  collected  with  respect  to the  related  Subsequent  Mortgage  Loans on or after  the  related
         Subsequent Cut-off Date;

                           (xii)  such  Subsequent  Mortgage  Loan  will  be  otherwise  acceptable  to the  Rating
         Agencies;

                           (xiii) no  Subsequent  Mortgage  Loan will be  subject to the  Homeownership  and Equity
         Protection Act of 1994 or any comparable state or local law;

                           (xiv)    no such Subsequent Mortgage Loan will be a balloon loan;

                           (xv)     such  Subsequent   Mortgage  Loan  will  satisfy  the  criteria  set  forth  in
         Section 2.01(f)(xv) of the Series Supplement; and

                           (xvi)  following the  conveyance of the  Subsequent  Mortgage  Loans on such  Subsequent
         Transfer  Date,  the  characteristics  of the  Mortgage  Loans  in  the  Prefunded  Group  will  have  the characteristics set forth in Section 2.01(f)(xvi) of the Series Supplement.

                  (g)      Upon (1)  delivery to the  Trustee and the Trust  Administrator  by the  Depositor  of a
revised Mortgage Loan Schedule  reflecting the Subsequent  Mortgage Loans conveyed on such Subsequent Transfer Date and (2)  delivery  to the  Trustee  and the  Trust  Administrator  by the  Depositor  of an  Officer's  Certificate
confirming  the  satisfaction  of  each of the  conditions  precedent  set  forth  in  Section 2.01(f),  the  Trust
Administrator  shall remit to the Depositor the Aggregate  Subsequent  Transfer  Amount  related to the  Subsequent
Mortgage Loans transferred by the Depositor on such Subsequent  Transfer Date from funds in the related  Prefunding
Account.

                  The  Trustee  and the Trust  Administrator  shall not be required  to  investigate  or  otherwise verify  compliance  with the  conditions  set forth in the  preceding  paragraph,  except  for its own  receipt  of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

                  (h)      Except as  specifically  set forth in this  Agreement or by separate  written  agreement among the related parties hereto,  the Depositor,  the Seller(s),  each Servicer and the Master Servicer agree that the provisions of this Agreement  shall supersede any provisions in any existing  mortgage loan purchase  agreement or servicing  agreement with respect to the Mortgage Loans for which the  Depositor,  the Seller(s),  a Servicer or the Master Servicer may be a party.

                  (i)      The Trustee and the Trust  Administrator  are each hereby  directed,  on or prior to the
Closing Date, not in their  individual  capacities  but solely on behalf of the Trust,  to execute and deliver each of the Designated  Servicing  Agreements in the forms  presented to them by the  Depositor,  for the benefit of the
Holders of the  Certificates.  Neither the Trust  Administrator  nor the Trustee shall be personally liable for the payment of any  indebtedness  or  expenses  of the Trust or be liable for the breach or failure of any  obligation, representation,  warranty or covenant made or undertaken by the Trust Administrator or Trustee,  as applicable,  on behalf of the Trust under the Designated  Servicing  Agreements or any other related documents,  as to all of which recourse  shall be had  solely to the assets of the Trust in  accordance  with the terms of this  Agreement.  Every provision of this  Agreement  relating to the conduct or affecting the liability of or affording  protection to the
Trust  Administrator  or the Trustee,  as applicable,  shall apply to the Trust  Administrator's  and the Trustee's execution of each Designated Servicing Agreement and the performance of any obligations thereunder.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      Pursuant  to the  related  Custodial  Agreement,  each  Custodian  agrees to execute and deliver on the Closing Date to the Depositor,  the Trustee and the Trust  Administrator a Trust Receipt and Initial
Certification  in the form  annexed  hereto as Exhibit I. Based on its review and  examination,  and only as to the documents  identified  in such Trust  Receipt and Initial  Certification,  each  Custodian  acknowledges  that such documents  appear regular on their face and relate to such Mortgage  Loan.  The  Custodians  shall be under no duty or  obligation  to  inspect,  review or  examine  said  documents,  instruments,  certificates  or other  papers to determine  that the same are genuine,  enforceable  or appropriate  for the  represented  purpose or that they have actually  been  recorded  in the real estate  records or that they are other than what they  purport to be on their face.

                  Pursuant  to the related  Custodial  Agreement,  not later than 90 days after the  Closing  Date, each Custodian  shall deliver to the Depositor,  the Trustee and the Trust  Administrator a Trust Receipt and Final
Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

                  Based solely upon the Trust Receipt and Initial Certification  received from the Custodians,  and subject to the provisions of Section 2.01  and any exceptions  noted on an exception  report  described in the next paragraph below, the Trustee  acknowledges  receipt of the documents referred to in Section 2.01 above and declares that it holds and shall hold such  documents  and the other  documents  delivered to it  constituting  the Mortgage
File,  and that it holds or shall hold all such  assets and such other  assets  included in the  definition  of the
Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

                  If, in the  course of such  review,  a  Custodian  finds any  document  constituting  a part of a
Mortgage  File  which  does not meet the  requirements  of  Section 2.01,  such  Custodian  shall  list  such as an exception in the Trust  Receipt and Final  Certification  pursuant to the related  Custodial  Agreement;  provided, however,  that a Custodian  shall not make any  determination  as to whether  (i) any  endorsement is sufficient to transfer all right,  title and interest of the party so endorsing,  as noteholder  or assignee  thereof,  in and to that Mortgage Note or (ii) any  assignment is in recordable  form or is sufficient to effect the  assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

                  The related  Seller shall  promptly  correct or cure such defect  within 90 days from the date it was so notified of such defect and, if the related  Seller does not correct or cure such defect  within such period and such defect  materially  and adversely  affects the  interests of  Certificateholders  in the related  Mortgage
Loan,  the related  Seller  shall  either  (a) substitute  for the  related  Mortgage  Loan a Qualified  Substitute
Mortgage Loan,  which  substitution  shall be accomplished in the manner and subject to the conditions set forth in
Section 2.03,  or  (b) repurchase  such  Mortgage  Loan  within 90 days from the date that the  related  Seller was notified  of such defect in writing at the  Purchase  Price of such  Mortgage  Loan;  or such longer  period not to exceed 720 days from the  Closing  Date if the  substitution  or  repurchase  of a Mortgage  Loan  pursuant to this provision is required by reason of a delay in delivery of any  documents  by the  appropriate  recording  office or title insurer,  as  applicable;  provided,  however,  that the related Seller shall have no liability for recording any  Assignment  of Mortgage in favor of the Trustee or for the  Custodian's  failure to record such  Assignment of
Mortgage,  and  provided,  further,  that no related  Seller shall be obligated to  repurchase or cure any Mortgage
Loan solely as a result of a Custodian's  failure to record such  Assignment of Mortgage.  The Trust  Administrator shall deliver or direct the related  Custodian to deliver to each Rating  Agency  written  notice  within  270 days from the Closing Date  indicating  each Mortgage  Loan (a) for which a mortgage or assignment of mortgage  required to be recorded  hereunder has not been returned by the appropriate  recording  office or (b) as to which there is a dispute as to location or status of such Mortgage  Loan.  Such notice shall be delivered  every 90 days  thereafter until the related  Mortgage Loan is returned to the related  Custodian.  Any such  substitution  pursuant to clause
(a) of  the  preceding  sentence  shall  not be  effected  prior  to the  delivery  to the  Trustee  and the  Trust
Administrator  of (1) the  Opinion of Counsel  required  by  Section 2.05  hereof,  and (2) a  Request  for Release substantially  in the form of Exhibit K.  No substitution  is permitted to be made in any calendar  month after the
Determination  Date for such  month.  The  Purchase  Price for any such  Mortgage  Loan  shall be  remitted  by the related Seller to the related  Servicer for deposit in the related  Collection  Account on or prior to the Business
Day immediately  preceding such  Distribution Date in the month following the month during which the related Seller became  obligated  hereunder to repurchase  or replace such Mortgage  Loan.  Upon receipt of such  remittance,  the related  Servicer shall deliver a Request for Release with respect thereto  substantially  in the form of Exhibit K to the  related  Custodian,  with  copies to the  Trustee  and the Trust  Administrator,  and upon  receipt of such
Request for Release,  the related  Custodian  shall  release the related  Mortgage File held for the benefit of the
Certificateholders  to the related  Seller,  and the  Trustee  shall  execute  and deliver at the related  Seller's direction  such  instruments  of  transfer or  assignment  prepared by the  related  Seller,  in each case  without recourse, as shall be necessary to transfer title from the Trustee to the related Seller.

                  If pursuant to the preceding  paragraph the related Seller  repurchases a Mortgage Loan that is a
MERS Mortgage Loan, the related Servicer shall, at the related Seller's  expense,  either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable  form to transfer the Mortgage from MERS to the related  Seller and shall cause such Mortgage to be removed from  registration  on the MERS® System in accordance  with MERS' rules and  regulations or (ii) cause  MERS to designate on the MERS® System the related  Seller as the beneficial  holder of such Mortgage Loan.

                  (b)      The related  Custodian  shall  execute and  deliver  prior to 10:00 a.m.  (New York City time) on each Subsequent Transfer Date to the Depositor,  the Trust  Administrator and each Servicer,  a Subsequent
Certification  in the form  annexed  hereto as Exhibit I. Based on its review and  examination,  and only as to the documents identified in such Subsequent  Certification,  the Custodian shall acknowledge that such documents appear regular on their face and relate to such  Subsequent  Mortgage Loan. None of the Trustee,  the Trust  Administrator
or the related  Custodian  shall be under any duty or  obligation  to inspect,  review or examine  said  documents, instruments,  certificates  or other papers to determine that the same are genuine,  enforceable or appropriate for the  represented  purpose or that they have  actually  been  recorded in the real  estate  records or that they are other than what they purport to be on their face.

                  Not later than 90 days after the end of each  Prefunding  Period,  the  related  Custodian  shall deliver  to the  Depositor,  the Trust  Administrator,  the Seller and each  Servicer  a Final  Certification  with respect to the  related  Subsequent  Mortgage  Loans in the form  annexed  hereto as Exhibit J with any  applicable exceptions noted thereon.

                  If, in the course of such  review of the  Mortgage  Files  relating  to the  Subsequent  Mortgage
Loans,  the related  Custodian  finds any document  constituting  a part of a Mortgage File which does not meet the requirements  of  Section 2.01,  such  Custodian  shall  list  such as an  exception  in the  Final  Certification;
provided,  however,  that such Custodian  shall not make any  determination  as to whether  (i) any  endorsement is sufficient  to  transfer  all right,  title and  interest  of the party so  endorsing,  as  noteholder  or assignee thereof,  in and to that Mortgage Note or (ii) any assignment is in recordable  form or is sufficient to effect the assignment  of and  transfer to the  assignee  thereof  under the  mortgage to which the  assignment  relates.  The related  Seller shall cure any such defect or  repurchase  or  substitute  for any such Mortgage Loan in accordance with Section 2.02(a).

                  (c)      It is  understood  and  agreed  that  the  obligation  of the  related  Seller  to cure, substitute  for or to  repurchase  any Mortgage Loan which does not meet the  requirements  of  Section 2.01  shall constitute  the sole  remedy  respecting  such  defect  available  to the  Trustee,  the Trust  Administrator,  the
Depositor and any Certificateholder against the related Seller.

                  (d)      With respect to any  Mortgage  Loan that is  delinquent  or in default and for which the related  Seller  reasonably  believes  breaches a  representation,  warranty or covenant  under the  mortgage  loan purchase  agreement  pursuant to which the related  Seller  purchased  from the  originator or prior holder of such
Mortgage Loan,  the related Seller shall have the right to (i) repurchase  such Mortgage Loan from the Trust at any time in order to  facilitate  its rights  against such  originator or prior holder of such Mortgage Loan at a price equal to the Purchase  Price or (ii)  substitute  in its place a Qualified  Substitute  Mortgage Loan in the manner and subject to the conditions  relating to substitutions  set forth in Section 2.03;  provided,  however,  that any such  substitution  pursuant to clause  (ii) above  shall not be effected  prior to the delivery to the Trustee and the  Trust  Administrator  of the  Opinion  of  Counsel  required  by  Section 2.05  hereof,  if any,  and any such substitution  pursuant  to clause  (ii) above  shall not be  effected  prior to the  additional  delivery  from the related  Servicer  to the  Trustee,  the Trust  Administrator  and the related  Custodian  of a Request for Release substantially  in the form of Exhibit K  relating to the Deleted  Mortgage  Loan and the Mortgage File for any such
Qualified  Substitute Mortgage Loan;  provided,  further,  that in no event shall such repurchases or substitutions take place with  respect to Mortgage  Loans  constituting  more than 5% of the  aggregate  Cut-off  Date  Principal
Balance of the  Mortgage  Loans plus  amounts on deposit in the  Prefunding  Accounts,  if any,  as of the  Closing
Date.

                  In the event that the related  Seller  exercises its option to repurchase a Mortgage  pursuant to the preceding  paragraph,  the Purchase Price for any such Mortgage Loan shall be remitted by the related Seller to the related Servicer for deposit in the related Collection  Account.  Upon receipt of such remittance,  the related
Servicer  shall deliver a Request for Release with respect  thereto  substantially  in the form of Exhibit K to the related  Custodian,  with copies to the Trustee and the Trust  Administrator,  and upon receipt of such Request for
Release,   the  related   Custodian  shall  release  the  related  Mortgage  File  held  for  the  benefit  of  the
Certificateholders  to the related  Seller,  and the  Trustee  shall  execute  and deliver at the related  Seller's direction  such  instruments  of  transfer or  assignment  prepared by the  related  Seller,  in each case  without recourse,  as shall be  necessary  to transfer  title from the Trustee to the  related  Seller.  If pursuant to the preceding  paragraph the related  Seller  repurchases a Mortgage  Loan that is a MERS  Mortgage  Loan,  the related
Servicer  shall, at the related  Seller's  expense,  either  (i) cause MERS to execute and deliver an Assignment of
Mortgage  in  recordable  form to  transfer  the  Mortgage  from MERS to the  related  Seller and shall  cause such
Mortgage to be removed from  registration  on the MERS® System in accordance  with MERS' rules and  regulations  or
(ii) cause  MERS to designate  on the MERS® System the related  Seller as the  beneficial  holder of such  Mortgage
Loan.

                  SECTION 2.03.     Representations and Warranties of the Seller(s), Master Servicer and Servicers.

                  (a)      Each of DLJMC,  in its  capacity as a Seller,  Wells  Fargo,  in its  capacity as Master
Servicer,  SPS, in its capacity as Servicer,  Special  Servicer and Modification  Oversight Agent,  Wells Fargo, in
its capacity as Servicer,  GreenPoint,  in its capacity as  Servicer,  and WMMSC,  in its capacity as Servicer,  in each case hereby makes the  representations  and  warranties set forth in Schedules IIA, IIB, IIC, IID, IIE and IIF hereto,  respectively,  and by this reference  incorporated  herein,  to the  Depositor,  the Trustee and the Trust
Administrator,  as of the Closing  Date, or if so specified  therein,  as of the Cut-off Date or such other date as may be  specified.  In addition,  SPS, in its capacity as Servicer,  Special  Servicer and  Modification  Oversight
Agent,  GreenPoint,  in its  capacity  as  Servicer,  and Wells  Fargo,  in its  capacity  as  Servicer,  makes the representations  and  warranties  set  forth  in  Schedules  IIC,  IID and IIE  hereto,  respectively,  and by this reference  incorporated  herein, to the Master Servicer as of the Closing Date, or if so specified  therein,  as of the Cut-off Date or such other date as may be specified.

                  (b)      DLJMC, in its capacity as Seller,  hereby makes the  representations  and warranties set forth in Schedule III as to the Mortgage Loans and by this reference  incorporated  herein,  to the Depositor,  the
Trustee and the Trust  Administrator,  as of the Closing Date, or if so specified  therein,  as of the Cut-off Date or such other date as may be specified.

                  (c)      Upon  discovery  by any  of the  parties  hereto  of a  breach  of a  representation  or
warranty  made  pursuant  to   Section 2.03(b) that   materially  and  adversely   affects  the  interests  of  the
Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt notice thereof to the other  parties.  The  Seller  hereby  covenants  that  within 90 days of the  earlier of its  discovery  or its receipt of written  notice  from any party of a breach of any  representation  or  warranty  made by it pursuant to
Section 2.03(b) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage
Loan sold by the Seller to the Trust,  it shall cure such breach in all  material  respects,  and if such breach is not so cured,  shall,  (i) if such 90 day period  expires  prior to the second  anniversary  of the  Closing  Date, remove such Mortgage Loan (a "Deleted  Mortgage  Loan") from the Trust Fund and substitute in its place a Qualified
Substitute  Mortgage  Loan,  in the  manner  and  subject  to the  conditions  set forth in this  Section 2.03;  or
(ii) repurchase  the affected  Mortgage Loan or Mortgage Loans at the Purchase Price in the manner set forth below;
provided,  however,  that any such  substitution  pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust  Administrator of the Opinion of Counsel required by Section 2.05  hereof, if any, and any such  substitution  pursuant to  (i) above  shall not be effected  prior to the  additional  delivery  from the related  Servicer  to the  Trustee,  the Trust  Administrator  and the related  Custodian  of a Request for Release substantially  in the form of Exhibit K  relating to the Deleted  Mortgage  Loan and the Mortgage File for any such
Qualified Substitute Mortgage Loan. The Seller shall promptly reimburse the Trustee,  the Trust Administrator,  the
Special  Servicer  and the related  Servicer  (if such  Servicer is not the Seller of such  Mortgage  Loan) for any actual out of pocket expenses reasonably  incurred by the Trustee,  the Trust  Administrator,  the Special Servicer
and the related  Servicer (if such  Servicer is not the Seller of such  Mortgage  Loan) in respect of enforcing the remedies for such breach.  With respect to any representation and warranties  described in this  Section 2.03 which are made to the best of the Seller's  knowledge if it is discovered by any of the Depositor,  the Master  Servicer, the Seller,  any  Servicer,  the Special  Servicer,  the  Modification  Oversight  Agent,  the Trustee or the Trust
Administrator that the substance of such  representation and warranty is inaccurate and such inaccuracy  materially and adversely  affects the value of the related Mortgage Loan or the interests of the  Certificateholders  therein, notwithstanding  the Seller's lack of knowledge with respect to the substance of such  representation  or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                  With respect to any  Qualified  Substitute  Mortgage  Loan or Loans,  the Seller shall deliver to the related  Custodian for the benefit of the  Certificateholders  the Mortgage  Note,  the  Mortgage,  the related assignment of the Mortgage,  and such other documents and agreements as are required by  Section 2.01(b),  with the
Mortgage Note endorsed and the Mortgage  assigned as required by  Section 2.01.  No substitution is permitted to be made in any calendar  month after the  Determination  Date for such month.  Scheduled  Payments due with respect to
Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the Trust Fund and shall be retained by the Seller on the next succeeding  Distribution  Date. For the month of substitution,  distributions to
Certificateholders  will  include  the  monthly  payment  due on any  Deleted  Mortgage  Loan  for such  month  and thereafter  the Seller shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan.
The Seller  shall  amend the  Mortgage  Loan  Schedule for  the  benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and
the Seller  shall  deliver  the  amended  Mortgage  Loan  Schedule to  the  Trustee,  the  Servicers  and the Trust
Administrator.  Upon such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement  in all  respects,  and the  Seller  shall be deemed to have  made  with  respect  to such
Qualified  Substitute  Mortgage Loan or Loans, as of the date of substitution,  the  representations and warranties made pursuant to  Section 2.03(b) with  respect to such Mortgage Loan. Upon any such  substitution  and the deposit to the Collection  Account of the amount required to be deposited  therein in connection with such  substitution as described in the  following  paragraph,  the Trustee shall  instruct the related  Custodian to release the Mortgage
File held for the benefit of the  Certificateholders  relating to such Deleted  Mortgage Loan to the Seller and the
Trustee shall execute and deliver at the Seller's  direction such  instruments  of transfer or assignment  prepared by the Seller, in each case without  recourse,  as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

                  For any month in which the Seller  substitutes  one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine  the amount (if any) by which the aggregate  principal  balance of all such Qualified  Substitute  Mortgage Loans as of the date of  substitution  is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage  Loans (after  application of the scheduled  principal  portion  of the  monthly  payments  due in the  month of  substitution).  The  amount of such shortage  (the  "Substitution  Adjustment  Amount")  plus an  amount  equal to the  aggregate  of any  unreimbursed
Advances,  Servicing  Advances  and unpaid  Servicing  Fees with respect to such  Deleted  Mortgage  Loans shall be remitted to the related  Servicer  for  deposit in the  related  Collection  Account by the Seller on or before the
Business Day immediately  preceding the  Distribution  Date in the month succeeding the calendar month during which the  related  Mortgage  Loan  became  required  to be  repurchased  or  replaced  hereunder.  Upon  receipt of such remittance,  the related  Servicer shall deliver a Request for Release with respect  thereto  substantially  in the form of Exhibit K to the related Custodian, with copies to the Trustee and the Trust Administrator.

                  One or more  mortgage  loans may be  substituted  for one or more  Deleted  Mortgage  Loans.  The determination  of  whether  a  mortgage  loan is a  Qualified  Substitute  Mortgage  Loan  may be  satisfied  on an individual  basis.  Alternatively,  if more than one  mortgage  loan is to be  substituted  for one or more Deleted
Mortgage  Loans,  the  characteristics  of such mortgage  loans and Deleted  Mortgage  Loans shall be aggregated or calculated on a weighted  average basis,  as applicable,  in determining  whether such mortgage loans are Qualified
Substitute Mortgage Loans.

                  In the event that the Seller  shall be required to  repurchase a Mortgage  Loan  pursuant to this
Agreement,  the  Purchase  Price  therefor  shall be remitted to the  related  Servicer  for deposit in the related
Collection  Account  on or before  the  Business  Day  immediately  preceding  the  Distribution  Date in the month following  the month during which the Seller  became  obligated  hereunder to  repurchase  or replace such Mortgage
Loan.  Upon receipt of such  remittance of the Purchase  Price,  the related  Servicer  shall deliver a Request for
Release with respect thereto  substantially in the form of Exhibit K to the related  Custodian,  with copies to the
Trustee and the Trust  Administrator,  and upon receipt of such Request for Release,  the related  Custodian  shall release the related Mortgage File held for the benefit of the  Certificateholders  to such Person,  and the Trustee shall execute and deliver at such Person's  direction such  instruments of transfer or assignment  prepared by such
Person,  in each  case  without  recourse,  as shall be  necessary  to  transfer  title  from  the  Trustee.  It is understood  and agreed that the  obligation  under this  Agreement of any Person to cure,  repurchase or substitute any Mortgage  Loan as to which a breach has occurred and is continuing  shall  constitute  the sole remedy  against such Persons  respecting  such breach  available to  Certificateholders,  the  Depositor,  the Trustee or the Trust
Administrator on their behalf.

                  The  representations  and warranties made pursuant to this Section 2.03 shall survive delivery of the respective  Mortgage  Files to the Trustee,  the Trust  Administrator  or the Custodians for the benefit of the
Certificateholders.

                  Notwithstanding  the foregoing,  the substitution of a Deleted Mortgage Loan or the repurchase of a Mortgage  Loan by the Seller shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the servicing rights related to such Deleted Mortgage Loan or Mortgage Loan, as applicable.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  The Depositor  hereby  represents  and warrants to the Trustee with respect to the Mortgage Loans that,  as of the Closing  Date,  assuming  good title has been  conveyed to the  Depositor,  the Depositor had good title to the Mortgage  Loans and  Mortgage  Notes,  and did not  encumber  the Mortgage  Loans during its period of ownership thereof, other than as contemplated by the Agreement.

                  It is  understood  and  agreed  that  the  representations  and  warranties  set  forth  in  this
Section 2.04 shall survive delivery of the Mortgage Files to the related Custodian.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  Notwithstanding  any  contrary  provision  of  this  Agreement,   no  substitution   pursuant  to
Section 2.02  shall be made more than  ninety (90) days after the  Closing  Date unless the Seller  delivers to the
Trustee and the Trust  Administrator  an Opinion of Counsel,  which  Opinion of Counsel shall not be at the expense of any of the  Trustee,  the  Trust  Administrator  or the  Trust  Fund,  addressed  to the  Trustee  and the Trust
Administrator,  to the  effect  that  such  substitution  will  not  (i) result  in the  imposition  of the  tax on
"prohibited  transactions"  on the Trust Fund or  contributions  after the  Startup  Date,  as defined in  Sections
860F(a)(2) and 860G(d) of the Code,  respectively,  or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding;  provided,  however, that no Opinion of Counsel shall be required if (A) the  substitution occurs within two years of the Closing Date and (B) the  substitution occurs with respect to  Mortgage  Loans that are  "defective"  under the Code and the Seller  delivers  to the  Trustee and the
Trust Administrator an Officer's Certificate substantially in the form of Exhibit Z.

                  SECTION 2.06.     Issuance of Certificates.

                  The  Trustee  acknowledges  the  assignment  to  it of  the  Mortgage  Loans  together  with  the assignment to it of all other assets  included in the Trust Fund,  receipt of which,  subject to the  provisions of
Section 2.02,  is hereby  acknowledged.  Concurrently  with such assignment and delivery and in exchange  therefor, the  Trust  Administrator,  pursuant  to the  written  request  of the  Depositor  executed  by an  officer  of the
Depositor,  has executed the Certificates  and caused them to be  authenticated  and delivered to or upon the order of the  Depositor  in  authorized  denominations  which  evidence  ownership  of the Trust Fund.  The rights of the
Holders of such  Certificates  to receive  distributions  from the Trust Fund and all  ownership  interests  of the
Holders of the Certificates in such distributions shall be as set forth in this Agreement.

                  SECTION 2.07.     REMIC Provisions.

                  As set forth in Section 2.07 of the Series Supplement.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  (a)      The Master Servicer and each Servicer,  severally and not jointly,  hereby  covenants to the Depositor, the Trustee and the Trust Administrator as follows:

                           (i)      Such  Servicer  or  the  Master  Servicer  (to  the  extent  it is a  successor servicer)  shall  comply in the  performance  of its  obligations  under this  Agreement  in all  material respects  with all  reasonable  rules  and  requirements  of the  insurer  under  each  Mortgage  Guaranty
         Insurance Policy; and

                           (ii)     No written  information,  certificate  of an officer,  statement  furnished  in writing or written report delivered to the Depositor,  any affiliate of the Depositor,  the Trustee or the
         Trust  Administrator  and  prepared by the Master  Servicer or such  Servicer  pursuant to this  Agreement shall contain any untrue statement of a material fact.

                  (b)      The Master  Servicer and each Servicer  hereby  agrees to indemnify the Trust Fund,  the
Depositor,  the Master Servicer,  the Trust Administrator and the Trustee for losses,  damages,  penalties,  fines, forfeitures,  reasonable  and  necessary  legal fees and related  costs,  judgments  and other  costs and  expenses imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer,  the Trust  Administrator  or the
Trustee,  as a result of a breach of the Master Servicer's or such Servicer's,  as applicable,  covenants set forth above in  Section 2.08(a);  provided,  that the Master Servicer shall not provide  indemnification  for any damages caused by  information  provided  to the Master  Servicer  by any other  party to this  Agreement,  any  Designated
Servicer,  the Interest Rate Cap  Counterparty,  the Swap  Counterparty,  any Custodian,  any  Subcontractor or any
Sub-Servicer.

                                                    ARTICLE III

                                           ADMINISTRATION AND SERVICING
                                                 OF MORTGAGE LOANS

                  SECTION 3.01.     Servicers to Service Mortgage Loans.

                  For and on behalf of the  Certificateholders,  as independent  contractors of the Trust, (i) each
Servicer,  severally and not jointly,  shall service and  administer the related  Non-Designated  Mortgage Loans in accordance  with the  terms of this  Agreement  and  with  Accepted  Servicing  Practices  and with all  applicable requirements of the Servicing  Criteria,  (ii) the  Master Servicer shall, in accordance with  Section 3.03 of this
Agreement,  master  service and  administer  the  Non-Designated  Mortgage  Loans  (other  than the WMMSC  Serviced
Mortgage  Loans) by overseeing  and enforcing the servicing of the  Non-Designated  Mortgage  Loans (other than the
WMMSC  Serviced  Mortgage  Loans)  by the  related  Servicer  (other  than  WMMSC)  according  to the terms of this
Agreement and (iii) the  Master  Servicer shall,  in accordance  with the  Section 3.20  of this Agreement,  master service and administer  the  Designated  Mortgage Loans by overseeing and enforcing the servicing of the Designated
Mortgage  Loans by the related  Designated  Servicer  according  to the terms of the related  Designated  Servicing
Agreement.  The  obligations of each of GreenPoint,  SPS, Wells Fargo and WMMSC hereunder to service and administer the Mortgage Loans shall be limited to the GreenPoint  Serviced  Mortgage Loans,  the SPS Serviced  Mortgage Loans,
the Wells Fargo Serviced Mortgage Loans, and the WMMSC Serviced Mortgage Loans,  respectively;  and with respect to the duties and  obligations of each Servicer,  references  herein to related  "Mortgage  Loans" shall be limited to the GreenPoint  Serviced  Mortgage Loans (and the related  proceeds thereof and related REO Properties) in the case of GreenPoint,  the SPS Serviced  Mortgage Loans (and the related  proceeds  thereof and related REO Properties) in the case of SPS,  the Wells  Fargo  Serviced  Mortgage  Loans (and the  related  proceeds  thereof  and related REO
Properties) in the case of Wells Fargo and the WMMSC  Serviced  Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties) in the case of WMMSC;  and in no event shall any Servicer have any  responsibility  or liability  with  respect to any of the other  Mortgage  Loans.  The  obligations  of the Master  Servicer to master service and  administer  the Mortgage Loans shall be limited to the GreenPoint  Serviced  Mortgage  Loans,  the SPS
Serviced  Mortgage Loans,  the Wells Fargo Serviced  Mortgage Loans,  the Special  Serviced  Mortgage Loans and the
Designated  Mortgage  Loans.  Notwithstanding  anything to the  contrary  contained in this  Agreement,  the Master
Servicer  shall  have no  obligations  to master  service or  administer  the WMMSC  Serviced  Mortgage  Loans.  In connection with such servicing and  administration  of the  Non-Designated  Mortgage Loans, the Master Servicer and
each  Servicer  shall have full power and  authority,  acting alone  and/or  through  Sub-Servicers  as provided in
Section 3.02  hereof,  to do or cause to be done any and all things  that it may deem  necessary  or  desirable  in connection with such servicing and administration,  including but not limited to, the power and authority,  subject to the terms  hereof  (i) to  execute and deliver,  on behalf of the  Certificateholders  and the Trust,  customary consents or waivers and other  instruments and documents,  (ii) to  consent to transfers of any Mortgaged  Property and assumptions of the Mortgage Notes and related  Mortgages (but only in the manner  provided in this  Agreement),
(iii) to collect any Insurance  Proceeds and other  Liquidation  Proceeds,  and (iv) to  effectuate  foreclosure or other  conversion of the ownership of the Mortgaged  Property  securing any Mortgage Loan;  provided,  that neither the Master Servicer nor a Servicer shall take any action that is  inconsistent  with or prejudices the interests of the Trust Fund or the  Certificateholders  in any Mortgage Loan or the rights and interests of the  Depositor,  the
Trustee,  the Trust  Administrator  or the  Certificateholders  under this Agreement.  The Master Servicer and each
Servicer  shall  represent  and protect the  interests  of the Trust Fund in the same manner as it protects its own interests  in mortgage  loans in its own  portfolio in any claim,  proceeding  or  litigation  regarding a Mortgage
Loan,  and shall not make or permit any  modification,  waiver or amendment  of any Mortgage  Loan that would cause any  REMIC  created  hereunder  to  fail to  qualify  as a REMIC  or  result  in the  imposition  of any tax  under
Section 860F(a) or  Section 860G(d) of  the Code.  Without  limiting the  generality of the  foregoing,  the Master
Servicer and each  Servicer,  in its own name or in the name of the Depositor and the Trust,  is hereby  authorized and empowered by the Depositor,  the Trust and the Trust  Administrator,  when the Master Servicer or such Servicer believes it appropriate in its reasonable  judgment,  to execute and deliver,  on behalf of the Trust, the Trustee, the  Trust  Administrator,  the  Depositor,  the  Certificateholders  or any of them,  any and all  instruments  of satisfaction  or  cancellation,  or of partial or full release or discharge and all other  comparable  instruments, with  respect to the  Mortgage  Loans,  and with respect to the  Mortgaged  Properties  held for the benefit of the
Certificateholders.  The Master  Servicer and each Servicer  shall prepare and deliver to the Depositor  and/or the
Trustee and/or the Trust  Administrator such documents  requiring  execution and delivery by either or both of them as are necessary or  appropriate  to enable the Master  Servicer or such Servicer to master  service and administer or service and  administer  the  Mortgage  Loans,  as  applicable,  to the extent that the Master  Servicer or such
Servicer is not permitted to execute and deliver such documents  pursuant to the preceding  sentence.  Upon receipt of such documents,  the Depositor  and/or the Trustee or the Trust  Administrator  shall execute such documents and deliver them to the Master Servicer or such Servicer.

                  In  accordance  with the  standards  of the  first  paragraph  of this  Section 3.01  and  unless determined  in good faith to be a  Nonrecoverable  Advance,  each  Servicer  shall  advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the Mortgaged  Properties related  to the  Non-Designated  Mortgage  Loans,  which  advances  constitute  Servicing  Advances  and  shall  be reimbursable  in the first instance from related  collections  from the Mortgagors  pursuant to  Section 3.06,  and further as  provided in  Section 3.08.  In no event shall any  Servicer be required to make any  Servicing  Advance which would  constitute a  Nonrecoverable  Advance.  The costs  incurred by a Servicer,  if any, in  effecting  the timely payments of taxes and assessments on the Mortgaged  Properties related to the Non-Designated  Mortgage Loans and  related  insurance  premiums  shall  not,  for  the  purpose  of  calculating  monthly  distributions  to  the
Certificateholders,  be added to the Stated  Principal  Balances  of the  related  Non-Designated  Mortgage  Loans, notwithstanding  that the terms of such  Non-Designated  Mortgage  Loans so  permit;  provided,  however,  that the limitations  contained in this sentence  shall not apply to  modifications  made pursuant to  Section 3.05(a).  The parties to this Agreement  acknowledge that Servicing Advances shall be reimbursable  pursuant to the terms of this
Agreement  and agree that no  Servicing  Advance  shall be rejected or  disallowed  by any party unless it has been shown that such Servicing Advance was not made in accordance with this Agreement.

                  Each Servicer  hereby  acknowledges  that, to the extent such  Servicer has  previously  serviced some  or all  of the  Non-Designated  Mortgage  Loans  pursuant  to  another  servicing  agreement,  the  servicing provisions  contained in this Agreement shall supersede the servicing  provisions contained in such other servicing agreement  from and after the Closing Date,  except that such other  servicing  agreement  shall survive and govern with respect to excess  servicing fees and  termination  without cause.  In addition,  the Master  Servicer  hereby acknowledges  that, to the extent the Master  Servicer or any Designated  Servicer has previously  serviced some or all of the Designated  Mortgage  Loans pursuant to another  servicing  agreement,  the provisions  contained in the related Designated  Servicing Agreement shall supersede the provisions  contained in such other servicing agreement from and after the Closing Date.

                  Notwithstanding  anything in this  Agreement to the  contrary,  the purchase of any Mortgage Loan by any Person shall be subject to, and shall in no way adversely  affect,  the rights of the owner of the servicing rights related to such Mortgage Loan.

                  With  respect to each  Mortgage  Loan,  the  related  Servicer  (other  than  WMMSC)  shall fully furnish,  in  accordance  with the  Fair  Credit  Reporting  Act and its  implementing  regulations  and any  other applicable laws, accurate and complete  information  (e.g., favorable and unfavorable) on its borrower credit files to Equifax,  Experian and Trans Union  Credit  Information  Company,  on a monthly  basis,  to the extent that such
Mortgage Loan has been serviced by such Servicer for a period of at least sixty (60) days.

                  With respect to each WMMSC Serviced Mortgage Loan, WMMSC will furnish  information  regarding its borrower credit files to credit  reporting  agencies in compliance with the provisions of the Fair Credit Reporting
Act and its implementing regulations applicable to WMMSC.

                  Each Servicer is authorized  and  empowered by the Trustee,  on behalf of the  Certificateholders and the Trustee,  in its own name or in the name of any Sub-Servicer,  when a Servicer or any Sub-Servicer,  as the case may be,  believes it  appropriate  in its best  judgment to register  any related  Mortgage  Loan on the MERS®
System,  or cause the removal from the  registration  of such  Mortgage  Loan on the MERS®  System,  to execute and deliver,  on  behalf  of the  Trustee  and the  Certificateholders  or any of  them,  any and  all  instruments  of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

                  SECTION 3.02.     Subservicing; Enforcement of the Obligations of Sub-Servicers.

                  (a)      The  Non-Designated  Mortgage Loans may be  subserviced  by a Sub-Servicer  on behalf of the  related  Servicer  in  accordance  with  the  servicing  provisions  of this  Agreement;  provided,  that  the
Sub-Servicer  must be a  FNMA-approved  lender or a FHLMC  seller/servicer  in good  standing.  With respect to the
Non-Designated  Mortgage Loans,  each Servicer may perform any of its servicing  responsibilities  hereunder or may cause the Sub-Servicer to perform any such servicing  responsibilities  on its behalf, but the use by such Servicer of the Sub-Servicer  shall not release such Servicer from any of its obligations  hereunder and such Servicer shall remain  responsible  hereunder  for all acts  and  omissions  of the  Sub-Servicer  as  fully  as if such  acts and omissions were those of such Servicer.  With respect to the Non-Designated  Mortgage Loans, each Servicer shall pay all fees and expenses of any Sub-Servicer engaged by such Servicer from its own funds.

                  A Servicer shall not permit a Sub-Servicer  to perform any servicing  responsibilities  hereunder with  respect to the  Non-Designated  Mortgage  Loans  unless that  Sub-Servicer  first agrees in writing with such
Servicer to deliver an 1123  Certificate,  an Assessment  of Compliance  and an  Accountant's  Attestation  in such manner and at such times  that  permits  that  Servicer  to comply  with  Sections  13.06,  13.07 and 13.08 of this
Agreement.

                  Notwithstanding the foregoing,  with respect to the Non-Designated  Mortgage Loans, each Servicer shall be entitled to outsource one or more separate  servicing  functions to a Person (each, an "Outsourcer")  that does not meet the eligibility  requirements  for a Sub-Servicer,  so long as such  outsourcing  does not constitute the delegation of such Servicer's  obligation to perform all or  substantially  all of the servicing of the related
Non-Designated  Mortgage  Loans to such  Outsourcer.  In such event,  the use by a Servicer of any such  Outsourcer shall not release the related  Servicer  from any of its  obligations  hereunder  and such  Servicer  shall  remain responsible  hereunder  for all acts and omissions of such  Outsourcer as fully as if such acts and omissions  were those of such Servicer,  and such Servicer shall pay all fees and expenses of the Outsourcer  from such  Servicer's own funds.

                  A Servicer shall not outsource one or more separate  servicing  functions  hereunder with respect to the Non-Designated  Mortgage Loans to any Subcontractor  unless that Subcontractor  first agrees in writing with such Servicer to deliver an Assessment of Compliance  and an  Accountant's  Attestation  in such manner and at such times that permits that Servicer to comply with Sections 13.06, 13.07 and 13.08 of this Agreement.

                  Each Servicer may in connection  with its duties as Servicer  hereunder  enter into  transactions with any of its Affiliates  relating to the  Non-Designated  Mortgage Loans;  provided that (a) such  Servicer acts
(i) in  accordance  with Accepted  Servicing  Practices and the terms of this  Agreement,  and (ii) in the ordinary course of business of such Servicer;  and (b) the terms of such  transaction are no less favorable to such Servicer than it would  obtain in a  comparable  arm's-length  transaction  with a Person that is not an  Affiliate  of such
Servicer.  Notwithstanding  the  preceding  sentence,  any  such  transaction  between  a  Servicer  and any of its
Affiliates  shall not release such Servicer from any of its  obligations  hereunder and such Servicer  shall remain responsible  hereunder for all acts and omissions of such  Affiliate  with respect to such Mortgage  Loans serviced by it as fully as if such acts and omissions  were those of such Servicer.  Any fees and expenses  relating to such transaction  between such Servicer and its Affiliate that are not otherwise  reimbursable to such Servicer pursuant to this  Agreement  shall be borne by the  parties  thereto  and shall not be an expense  or fee of the Trust,  the
Depositor, the Trustee, the Trust Administrator, the Seller or the Master Servicer.

                  (b)      With  respect  to any  Non-Designated  Mortgage  Loans,  at the  cost and  expense  of a
Servicer,  without any right of  reimbursement  from the Depositor,  the Trustee,  the Trust  Administrator  or the
applicable  Collection  Account,  such Servicer shall be entitled to terminate the rights and  responsibilities  of its  Sub-Servicer  and arrange for any  servicing  responsibilities  to be  performed  by a successor  Sub-Servicer meeting the requirements set forth in Section 3.02(a),  provided,  however,  that nothing contained herein shall be deemed to prevent or prohibit  such  Servicer,  at such  Servicer's  option,  from  electing to service the related
Non-Designated  Mortgage  Loans  itself.  In the event that a  Servicer's  responsibilities  and duties  under this
Agreement  are  terminated  pursuant  to  Section 8.01,  and  if  requested  to do  so  by  the  Trustee  or  Trust
Administrator  or such Servicer shall,  at its own cost and expense  terminate the rights and  responsibilities  of its  Sub-Servicer  as soon as is  reasonably  possible.  Each  Servicer  shall pay all fees,  expenses or penalties necessary in order to terminate  the rights and  responsibilities  of its  Sub-Servicer  from such  Servicer's  own funds without any right of  reimbursement  from the  Depositor,  Trustee,  Trust  Administrator,  or the applicable
Collection Account.

                  (c)      Notwithstanding  any of the  provisions  of this  Agreement  relating to  agreements  or arrangements  between a Servicer and its Sub-Servicer or a Servicer and its Outsourcer,  or any reference herein to actions taken through the Sub-Servicer,  the Outsourcer,  or otherwise,  the related Servicer shall not be relieved of its obligations to the Depositor,  the Trust, Trustee, the Trust Administrator or  Certificateholders  and shall be  obligated  to the same  extent  and under the same  terms and  conditions  as if it alone  were  servicing  and administering  the  related  Non-Designated  Mortgage  Loans.  Each  Servicer  shall be  entitled  to enter into an agreement with its  Sub-Servicer  and  Outsourcer  for  indemnification  of such Servicer by such  Sub-Servicer  or
Outsourcer,  as  applicable,  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify  such indemnification.

                  For purposes of this  Agreement,  a Servicer  shall be deemed to have  received any  collections, recoveries or payments  with respect to the related  Non-Designated  Mortgage  Loans that are received by a related
Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to such Servicer.

                  Any   Subservicing   Agreement  and  any  other   transactions   or  services   relating  to  the
Non-Designated  Mortgage Loans  involving a Sub-Servicer  shall be deemed to be between the  Sub-Servicer,  and the related Servicer alone, and the Depositor,  the Trustee,  the Trust Administrator,  the Master Servicer,  the other
Servicers  and  the  Special  Servicer  shall  have  no  obligations,  duties  or  liabilities  with  respect  to a
Sub-Servicer  including no obligation,  duty or liability of the Depositor,  Trustee, the Trust Administrator,  the
Master Servicer, the Special Servicer or other Servicers to pay a Sub-Servicer's fees and expenses.

                  (d)      Each  Servicer  is  hereby  authorized  to enter  into a  financing  or  other  facility
(any such  arrangement,  a  "Facility")  under  which  (i) such  Servicer  assigns or pledges to another  person (a
"Lender") (A) such  Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of such Servicer under this  Agreement  resulting  from such  Servicer's  performance of its  obligations  under this  Agreement,  including,  without  limitation,  any Servicing  Fees,  interest  income,
Ancillary  Income,  and other payments  received by such Servicer for servicing the Mortgage Loans related  thereto and (ii) the  Lender  agrees to fund some or all Advances  and/or  Servicing  Advances  required to be made by such
Servicer  pursuant  to  this  Agreement.  No  consent  of  the  Trustee,  Trust  Administrator,   Master  Servicer,
Certificateholders,  Rating  Agency or any other party is required  before such Servicer may enter into a Facility;
provided,  however,  that the consent of the Trust  Administrator  shall be required before such Servicer may cause to be  outstanding  at one time more  than one  Facility.  Notwithstanding  the  existence  of any  Facility,  such
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as  required  by this  Agreement,  and to perform  all  duties  and  obligations  of such  Servicer  under this
Agreement and shall not be relieved of such obligations by virtue of such Facility.

                  SECTION 3.03.     Master Servicing by Master Servicer.

                  For and on behalf of the  Certificateholders,  the Master  Servicer shall oversee and enforce the obligation of Wells Fargo,  GreenPoint and SPS to service and administer the Wells Fargo Serviced  Mortgage  Loans,
GreenPoint Serviced Mortgage Loans and SPS Serviced Mortgage Loans,  respectively,  in accordance with the terms of this  Agreement  and shall have full power and  authority to do any and all things  which it may deem  necessary or desirable in connection with such master  servicing and  administration.  In performing its obligations  hereunder, the Master  Servicer shall act in a manner  consistent  with this Agreement and with customary and usual  standards of  practice  of prudent  mortgage  loan master  servicers.  Furthermore,  the Master  Servicer  shall  oversee and consult with the Servicers  (other than WMMSC) as necessary from  time-to-time  to carry out the Master  Servicer's obligations hereunder,  shall receive, review and evaluate all reports,  information and other data provided to the
Master  Servicer by the Servicers  (other than WMMSC) and shall cause each  Servicer  (other than WMMSC) to perform and observe the  covenants,  obligations  and  conditions to be performed or observed by such  Servicer  under this
Agreement.

                  With respect to any  Distribution  Date,  no later than the related  Cash  Remittance  Date,  the
Master Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account the amount of the
Compensating  Interest  Payment  for the Master  Servicer,  with  respect to each  Mortgage  Loan,  for the related
Prepayment  Period,  to the extent any of Wells  Fargo,  GreenPoint,  SPS or the related  Designated  Servicer,  as applicable,  defaults in its obligation to make such  Compensating  Interest Payment pursuant to Section 3.05.  The aggregate of such deposits shall be made from the Master Servicer's own funds, without reimbursement therefor.

                  SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

                  In the event  that (A) the  Master  Servicer  shall for any  reason no longer be Master  Servicer hereunder,  or (B) any  Servicer (other than WMMSC) shall for any reason no longer be a Servicer  hereunder and the
Master Servicer shall for any reason no longer be Master  Servicer  hereunder  (including,  in each case, by reason of an Event of Default),  then in each case, the Trustee or its successor shall thereupon  assume all of the rights and  obligations of the Master  Servicer or such Servicer  hereunder  arising  thereafter  (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer  pursuant to Section 3.09  hereof or any acts or omissions of the related predecessor of the Master Servicer or such Servicer  hereunder,  (ii) obligated to make Advances if it is prohibited from doing so by applicable  law,  (iii) obligated  to effectuate  repurchases or substitutions of Mortgage Loans hereunder  including,  but not limited to, repurchases or substitutions of Mortgage
Loans pursuant to  Section 2.02  or 2.03 hereof or (iv) deemed to have made any  representations  and warranties of the Master  Servicer  or such  Servicer  hereunder);  (v) be  obligated  to perform  any  obligation  of the Master
Servicer or such Servicer  under  Section 13.06  or  Section 13.08  with respect to any period of time during which the  Trustee  was not  acting as the  Master  Servicer  or  Servicer).  Any such  assumption  shall be  subject  to
Section 8.02  hereof.  Notwithstanding  the  foregoing,  if the  Trustee  has  become the  successor  to the Master
Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction  to appoint,  any  established  mortgage  loan servicing  institution,  the  appointment  of which  does not  adversely  affect  the  then-current  rating  of the
Certificates,  as the  successor to the Master  Servicer or a Servicer  hereunder in the  assumption  of all or any part of the  responsibilities,  duties or  liabilities  of the Master  Servicer or such  Servicer,  as  applicable, provided that such successor to the Master  Servicer or such Servicer,  as applicable,  shall not be deemed to have made any  representation  or warranty as to any  Mortgage  Loan made by the Master  Servicer or such  Servicer,  as applicable.

                  Each  Servicer  shall,  upon  request  of the Trust  Administrator,  but at the  expense  of such
Servicer,  deliver to the assuming  party all  documents  and records  relating to each  Subservicing  Agreement or substitute  Subservicing  Agreement and the Mortgage  Loans then being  serviced  thereunder  and hereunder by such
Servicer and an  accounting  of amounts  collected or held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of the Subservicing  Agreement or substitute  Subservicing Agreement to the assuming party.

                  SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts; Certificate Account.

                  (a)      Continuously   from  the  date  hereof   until  the   principal   and  interest  on  all
Non-Designated  Mortgage Loans have been paid in full or such Non-Designated  Mortgage Loans have become Liquidated
Mortgage  Loans,  each  Servicer  shall  proceed in accordance  with  Accepted  Servicing  Practices to collect all payments  due under each of the related  Non-Designated  Mortgage  Loans when the same shall become due and payable to the extent  consistent  with this  Agreement  and the terms and  provisions  of any  related  Mortgage  Guaranty
Insurance  Policy  and shall  take  special  care with  respect to the  Non-Designated  Mortgage  Loans for which a
Servicer  collects escrow payments in ascertaining  and estimating  Escrow Payments and all other charges that will become due and payable with respect to the Non-Designated  Mortgage Loans and the related Mortgaged Properties,  to the end that the  installments  payable by the related  Mortgagors  will be  sufficient  to pay such charges as and when they become due and payable.  Consistent with the foregoing,  in connection with Non-Designated Mortgage Loans which it is directly  servicing,  each  Servicer may in its  discretion  extend the Due Dates for payments due on a
Mortgage  Note for a period not greater  than 180 days;  provided,  however,  that no such  Servicer can extend the maturity of any such  Non-Designated  Mortgage  Loan past the date on which the final  payment is due on the latest maturing  Mortgage Loan as of the Cut-off Date. In the event of any such  arrangement,  the related  Servicer shall make Advances on the related  Non-Designated  Mortgage  Loans in  accordance  with the  provisions of  Section 5.01 during  the  scheduled  period  in  accordance  with  the  amortization  schedule  of such  Mortgage  Loan  without modification  thereof by reason of such  arrangements.  No  Servicer  shall be  required  to  institute  or join in litigation  with respect to  collection  of any payment  (whether  under a Mortgage,  Mortgage Note or otherwise or against any public or governmental  authority with respect to a taking or condemnation)  if it reasonably  believes that  enforcing  the  provision of the Mortgage or other  instrument  pursuant to which such payment is required is prohibited by applicable law.

                  Consistent  with the foregoing,  in instances when a  Non-Designated  Mortgage Loan is in default or  default  is  reasonably  foreseeable  (within  the  meaning  of the REMIC  Provisions),  and if in the  related
Servicer's  determination,  in accordance with Accepted  Servicing  Practices,  such modification is not materially adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result  absent such  action),  the related  Servicer may modify the terms of such  Non-Designated  Mortgage Loan to
(1) capitalize  to the outstanding  principal  balance of such  Non-Designated  Mortgage Loan unpaid  principal and interest and other amounts owing under such  Non-Designated  Mortgage Loan and, without  duplication,  unreimbursed
Advances,  unreimbursed Servicing Advances,  unpaid Servicing Fees and related amounts due to the related Servicer;
(2) defer  such amounts to a balloon  payment due on the final payment date of such  Non-Designated  Mortgage Loan;
(3) extend  the maturity of any such  Non-Designated  Mortgage  Loan, but in no instance past the date on which the final  payment is due on the latest  maturing  Mortgage  Loan in the related  Loan Group as of the Initial  Cut-off
Date;  (4) reduce the related  Mortgage Rate  (provided that the Mortgage Rate of any fixed-rate  Mortgage Loan may not be reduced,  and the Mortgage Rate of any  adjustable  rate Mortgage Loan may not be reduced below the Mortgage
Rate of such Mortgage  Loan  immediately  prior to the related first  adjustment  date);  (5) accept  less than the outstanding  principal balance as satisfaction of such Mortgage Loan;  and/or (6) reduce the outstanding  principal balance of such Non-Designated  Mortgage Loan; provided,  however, that the related Servicer shall be obligated, if so  directed  by the  Modification  Oversight  Agent  (who  shall  notify  the  Master  Servicer  when it directs a
Servicer),  to obtain the consent of the  Modification  Oversight  Agent prior to taking such  action,  unless such action is required by applicable law.

                  To the extent a Servicer is required to obtain the consent of the  Modification  Oversight  Agent prior to any  modification,  it shall submit to the  Modification  Oversight Agent any information the Modification
Oversight Agent requires,  in such form as the Modification  Oversight Agent shall reasonably  request,  or in such form as may be mutually agreed upon between such Servicer and the  Modification  Oversight  Agent,  with respect to each Mortgage Loan subject to a proposed modification.

                  The  Modification  Oversight  Agent  acknowledges  that it may, in the course of  performing  its responsibilities  under this Agreement,  be exposed to or acquire information concerning the Mortgage Loans and the related  Mortgagors that may be furnished orally,  electronically  or in writing by the related  Servicer,  for the purpose of reviewing the  modification  of a Mortgage  Loan,  which  information  constitutes  "nonpublic  personal information" within the meaning of the  Gramm-Leach-Biley Act of 1999; nonpublic financial,  business,  scientific, and technical  information of such Servicer (including but not limited to patterns,  plans,  compilations,  program
devices,  formulas,  designs,  methods,  techniques,   processes,  procedures,   programs),  which  information  is
proprietary  or  confidential  to  the  Servicer  (collectively,   "Confidential  Information").  The  Modification
Oversight  Agent agrees to hold the  Confidential  Information in strict  confidence  and not use any  Confidential
Information of any Servicer  (i) other than in connection with its obligations  under this Agreement;  (ii) for its own benefit;  (iii) for the benefit of any third party;  or (iv) to such  Servicer's  detriment.  The  Modification
Oversight   Agent  may   disclose   Confidential   Information   to  its   employees   or   agents   (collectively,
"Representatives")  who have a need to know such information in connection with the performance of the Modification
Oversight  Agent's  obligations  under this Agreement,  provided that the Modification  Oversight Agent advises its
Representatives   exposed  to  such  Confidential   Information  of  their  obligation  to  keep  such  information confidential.

                  (b)      Each Servicer shall  segregate and hold all funds  collected and received  pursuant to a
Non-Designated  Mortgage Loan separate and apart from any of its own funds and general  assets and shall  establish and maintain one or more Collection Accounts,  in the form of time deposit or demand accounts,  titled "[Servicer's name],  in trust for the Holders of [Name of Series Trust]" or, if established  and maintained by a Sub-Servicer on behalf of a Servicer,  "[Sub-Servicer's  name],  in trust for  [Servicer's  name]" or  "[Sub-Servicer's  name],  as agent,  trustee and/or bailee of principal and interest  custodial  account for [Servicer's  name],  its successors and  assigns,  for various  owners of interest in  [Servicer's  name]  mortgage-backed  pools.  In the event that a
Sub-Servicer   employs  a  Sub-Servicer,   the  Collection   Account  shall  be  titled  "[name  of  Sub-Servicer's
sub-servicer],  in trust for  [Sub-Servicer's  name]." Each Collection  Account  maintained by each Servicer (other than Wells Fargo),  shall be an Eligible  Account  acceptable to the  Depositor and the Trust  Administrator.  Each
Collection  Account  maintained  by Wells Fargo shall be an  Eligible  Account.  Funds  deposited  in a  Collection
Account  may be drawn on by the  related  Servicer  in  accordance  with  Section 3.08.  Any funds  deposited  in a
Collection  Account (other than an account  established by WMMSC) shall either be invested in Eligible  Investments or at all  times be  fully  insured  to the  full  extent  permitted  under  applicable  law.  Notwithstanding  the foregoing, one of the Collection Accounts established by WMMSC shall be an Investment Account.

                  (c)      Each  Servicer  shall  deposit in the  applicable  Collection  Account on a daily basis, within two Business Days of receipt,  unless otherwise  indicated,  and retain therein,  the following  collections remitted by  Sub-Servicers or payments  received by such Servicer and payments made by such Servicer  subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

                           (i)      all  payments on account of principal  on the related  Non-Designated  Mortgage
         Loans, including all Principal Prepayments;

                           (ii)     all  payments on account of interest  on the  related  Non-Designated  Mortgage
         Loans  adjusted  to the per annum  rate  equal to the  Mortgage  Rate  reduced  by the sum of the  related
         Expense Fee Rate, as applicable;

                           (iii)    all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

                           (iv)     all Insurance Proceeds on the related  Non-Designated  Mortgage Loans including amounts  required to be deposited  pursuant to Section 3.09  (other than proceeds to be held in the Escrow
         Account and applied to the  restoration  or repair of the Mortgaged  Property or released to the Mortgagor in accordance with Section 3.09);

                           (v)      all Advances made by such Servicer pursuant to Section 5.01;

                           (vi)     no  later  than  the  withdrawal  from  the  Collection   Account  pursuant  to
         Section 3.08(a)(ix) each  month,  the  applicable  amount of the  Compensating  Interest  Payment for such
         Servicer  for the related  Prepayment  Period.  The  aggregate  of such  deposits  shall be made from such
         Servicer's own funds, without reimbursement therefor;

                           (vii)    any  amounts  required  to be  deposited  by such  Servicer  in  respect of net monthly income from REO Property related to any Non-Designated Mortgage Loan pursuant to Section 3.11;

                           (viii)   all Assigned Prepayment Premiums, if applicable; and

                           (ix)     any other amounts required to be deposited hereunder.

                  The foregoing  requirements  for deposit into each  Collection  Account  shall be  exclusive,  it being  understood  and  agreed  that,  without  limiting  the  generality  of the  foregoing,  with  respect to the
Non-Designated  Mortgage  Loans,  Ancillary  Income need not be deposited  by such  Servicer  into such  Collection
Account. In addition,  notwithstanding  the provisions of this Section 3.05,  each Servicer may deduct from amounts received by it, prior to deposit into the  applicable  Collection  Account,  any portion of any  Scheduled  Payment representing  (i) the  applicable  Servicing  Fee  and  any  other  amounts  owed  to  such  Servicer  pursuant  to
Section 3.14 and (ii) with respect to each Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage Guaranty
Insurance  Policy,  any amounts  required  to effect  timely  payment of the  premiums  on such  Mortgage  Guaranty
Insurance  Policy  pursuant to  Section 3.09(c).  In the event that a Servicer  shall remit any amount not required to be remitted,  it may at any time withdraw or direct the institution  maintaining the related  Collection Account to withdraw such amount from such Collection Account,  any provision herein to the contrary  notwithstanding.  Such withdrawal  or direction may be  accomplished  by delivering  written  notice  thereof to the Trustee or such other institution  maintaining such Collection  Account which describes the amounts deposited in error in such Collection
Account.  Each Servicer  shall maintain  adequate  records with respect to all  withdrawals  made by it pursuant to this Section 3.05.  All funds deposited in a Collection  Account shall be held in trust for the  Certificateholders until withdrawn in accordance with Section 3.08(a).

                  (d)      On or prior to the Closing Date, the Trust  Administrator  shall establish and maintain, on behalf of the  Certificateholders,  the  Certificate  Account.  The Trust  Administrator  shall,  promptly  upon receipt, deposit in the Certificate Account and retain therein the following:

                           (i)      pursuant  to   Section 3.08(a)(ix), the   aggregate  amount  remitted  by  each
         Servicer of  Non-Designated  Mortgage Loans to the Trust  Administrator  and (x) and the aggregate  amount remitted by each  Designated  Servicer to the Master  Servicer  or Trust  Administrator  pursuant to their respective Designated Servicing Agreements, in each case including any Assigned Prepayment Premiums;

                           (ii)     any amount deposited by the Trust Administrator  pursuant to Section 3.05(e) in connection with any losses on Eligible Investments;

                           (iii)    all  Compensating  Interest  Payments  remitted  by the Master  Servicer to the
         Trust Administrator pursuant to Section 3.03 and Section 3.20(c);

                           (iv)     all  Advances  remitted  by the  Master  Servicer  to the  Trust  Administrator
         pursuant to Section 5.01 and Section 3.20(b); and

                           (v)      any other  amounts  deposited  hereunder  which are required to be deposited in the Certificate Account.

                  In the event that the Master  Servicer or a Servicer shall remit to the Trust  Administrator  any amount not required to be remitted,  the Master  Servicer or such Servicer,  as applicable,  may at any time direct the Trust  Administrator  to  withdraw  such amount  from the  Certificate  Account,  any  provision  herein to the contrary  notwithstanding.  Such direction may be accomplished by delivering an Officer's  Certificate to the Trust
Administrator  which describes the amounts  deposited in error in the Certificate  Account.  All funds deposited in the  Certificate  Account  shall be held by the  Trust  Administrator  in trust  for the  Certificateholders  until disbursed in accordance  with this  Agreement or withdrawn in accordance  with  Section 3.08(b).  In no event shall the Trust  Administrator  incur  liability for  withdrawals  from the  Certificate  Account at the direction of the
Master Servicer or any Servicer.

                  (e)      Each  institution at which a Collection  Account,  a Prefunding  Account,  a Capitalized
Interest  Account or the Certificate  Account is maintained  shall either hold such funds on deposit  uninvested or shall invest the funds  therein as directed in writing by the related  Servicer,  the  Depositor,  the Depositor or the Trust Administrator,  respectively, in Eligible Investments,  which shall mature not later than (i) in the case of a Collection  Account,  the Cash Remittance Date,  (ii) in the case of the Certificate  Account or a Capitalized
Interest Account,  the Business Day immediately  preceding the Distribution Date, or on the Distribution Date, with respect to Eligible  Investments  invested with an affiliate of the Trust  Administrator and (iii) in the case of a
Prefunding  Account,  the  Business  Day  immediately  preceding a Subsequent  Transfer  Date or on the  Subsequent
Transfer  Date if the  invested  funds are managed or advised by the Trust  Administrator  or its  affiliates.  All income  and gain net of any  losses  realized  from  any such  balances  or  investment  of funds on  deposit  in a
Collection  Account  shall be for the  benefit of the  related  Servicer  as  servicing  compensation  and shall be remitted to it monthly as provided  herein.  The amount of any realized losses in a Collection  Account incurred in any such account in respect of any such  investments  shall promptly be deposited by the related Servicer (from its own funds) in the related  Collection  Account.  Neither the  Trustee nor the Trust  Administrator  shall be liable for the  amount of any loss  incurred  in  respect  of any  investment  or lack of  investment  of funds  held in a
Collection  Account,  Prefunding  Account  or  Capitalized  Interest  Account  and  made in  accordance  with  this
Section 3.05.  All income and gain net of any losses  realized from any such  investment of funds on deposit in the
Certificate  Account shall be for the benefit of the Trust  Administrator  as compensation and shall be remitted to it monthly as provided  herein.  The amount of any realized losses in the Certificate  Account incurred in any such account in respect of any such  investments  shall promptly be deposited by the Trust  Administrator  (from its own funds) in the  Certificate  Account.  The  Depositor  shall  direct  the Trust  Administrator  in writing as to the investment of amounts in any Prefunding  Account or Capitalized  Interest  Account.  In the absence of such written direction,  all funds on deposit in a Prefunding  Account or  Capitalized  Interest  Account may be invested by the
Trust  Administrator  in the Wells  Fargo  Advantage  Prime  Investment  Money  Market Fund or any  successor  fund thereto.  All income and gain net of any losses  realized  from any such balances or investment of funds on deposit in a Prefunding  Account or  Capitalized  Interest  Account  shall be for the benefit of the Depositor and shall be remitted to it monthly.  The amount of any net investment  losses in a Prefunding  Account or Capitalized  Interest
Account  shall  promptly  be  deposited  by the  Depositor  (from its own  funds)  in such  Prefunding  Account  or
Capitalized Interest Account, as applicable.

                  (f)      Each  Servicer,  other than Wells  Fargo,  shall give notice to the  Trustee,  the Trust
Administrator,  the Seller,  each Rating  Agency and the  Depositor of any  proposed  change of the location of the related  Collection  Account  prior to any change  thereof.  Wells Fargo shall give notice to the  Depositor of any proposed  change of the location of the related  Collection  Account prior to any change  thereof and, upon receipt of such notice,  the  Depositor  shall give notice to the  Trustee,  the Trust  Administrator,  the Seller and each
Rating Agency.  The Trust  Administrator  shall give notice to the Master  Servicer and each Servicer,  the Seller, each Rating  Agency,  the Trustee and the  Depositor  of any  proposed  change of the  location of the  Certificate
Account prior to any change thereof.

                  (g)      The   Trust   Administrator   shall   establish   and   maintain,   on   behalf  of  the
Certificateholders,  each  Prefunding  Account.  On the  Closing  Date,  the  Depositor  shall  remit  the  related
Prefunded  Amount to the Trust  Administrator  for deposit in a Prefunding  Account.  On each  Subsequent  Transfer
Date,  upon  satisfaction  of the conditions for such Subsequent  Transfer Date set forth in  Sections 2.01(f)  and
(g),  with  respect to the  related  Subsequent  Transfer  Agreement,  the Trust  Administrator  shall remit to the
Depositor the  applicable  Aggregate  Subsequent  Transfer  Amount as payment of the purchase price for the related
Subsequent Mortgage Loans.

                  If any funds remain in a Prefunding  Account on the Distribution  Date immediately  following the end of the related  Prefunding  Period,  to the extent  that they  represent  earnings  on the  amounts  originally deposited  into  such  Prefunding  Account,  the  Trust  Administrator  shall  distribute  them to the order of the
Depositor.  The remaining  funds,  other than any investment  earnings,  shall be  transferred  to the  Certificate
Account to be included as part of principal distributions to the related Certificates on such Distribution Date.

                  (h)      The   Trust   Administrator   shall   establish   and   maintain,   on   behalf  of  the
Certificateholders,  each  Capitalized  Interest  Account.  On the  Closing  Date,  the  Depositor  shall remit the
Capitalized  Interest  Deposits  to the  Trust  Administrator  for  deposit  in the  related  Capitalized  Interest
Account.  On the Business Day prior to the first three Distribution  Dates, the Trust  Administrator shall transfer from the  Capitalized  Interest  Account to the  Certificate  Account an amount equal to the  Capitalized  Interest
Distributions for such Distribution Date and the Trust Administrator  shall transfer from the Capitalized  Interest
Account to the Depositor, an amount equal to the Capitalized Interest Release Amount for such Distribution Date.

                  SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from
                                            Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

                  (a)      To the extent  required by the related  Mortgage  Note and not  violative of  applicable law,  the  applicable  Servicer  shall  segregate  and  hold  all  funds  collected  and  received  pursuant  to  a
Non-Designated  Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets  and shall  establish  and  maintain  one or more  Escrow  Accounts,  in the form of time  deposit or demand accounts,  titled  "[Servicer's  name],  as Servicer for [Name of Series Trust],  Adjustable  Rate  Mortgage-Backed
Pass-Through  Certificates,  [Series  Name]," or, if established  and  maintained by a Sub-Servicer  on behalf of a
Servicer,  "[Sub-Servicer's  name], in trust for [Servicer's name]" or  "[Sub-Servicer's  name], as agent,  trustee and/or bailee of taxes and insurance  custodial  account for  [Servicer's  name],  its successors and assigns,  for various owners of interest in [Servicer's  name] mortgage backed pools. In the event that a Sub-Servicer  employs a
sub-servicer,   the  Escrow  Accounts  shall  be  titled  "[name  of  Sub-Servicer's  sub-servicer]  in  trust  for
[Sub-Servicer's  name]. The Escrow Accounts shall be Eligible  Accounts.  Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

                  (b)      Each Servicer  shall deposit or cause to be deposited in its Escrow  Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

                           (i)      all  Escrow  Payments  collected  on  account  of  the  related  Non-Designated
         Mortgage  Loans,  for the purpose of  effecting  timely  payment of any such items as  required  under the terms of this Agreement; and

                           (ii)     all  amounts  representing  Insurance  Proceeds  which are to be applied to the restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

                  (c)      Each  Servicer  shall make  withdrawals  from the  Escrow  Account  only to effect  such payments as are required under this  Agreement,  as set forth in  Section 3.06(d).  Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository  institution,  other than interest on escrowed  funds required by law to be paid to the  Mortgagor.  To the extent  required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor  notwithstanding  that the Escrow Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

                  (d)      Withdrawals  from the  Escrow  Account or  Accounts  may be made or caused to be made by the related Servicer only:

                           (i)      to effect timely  payments of ground rents,  taxes,  assessments,  water rates, mortgage  insurance  premiums,  condominium  charges,  fire and hazard  insurance  premiums or other items constituting Escrow Payments for the related Mortgage;

                           (ii)     to  reimburse  such  Servicer  for any  Servicing  Advances  made  by the  such
         Servicer with respect to a related  Non-Designated  Mortgage Loan,  but only from amounts  received on the related Non-Designated Mortgage Loan which represent late collections of Escrow Payments thereunder;

                           (iii)    to  refund to any  Mortgagor  any  funds  found to be in excess of the  amounts required under the terms of the related Non-Designated Mortgage Loan;

                           (iv)     for transfer to the related  Collection Account to reduce the principal balance of the related  Non-Designated  Mortgage  Loan in  accordance  with the terms of the related  Mortgage and
         Mortgage Note;

                           (v)      for  application  to restore or repair of the Mortgaged  Property  related to a
         Non-Designated Mortgage Loan in accordance with  the procedures outlined in Section 3.09(e);

                           (vi)     to pay to the related  Servicer,  or any Mortgagor  related to a Non-Designated
         Mortgage  Loan to the extent  required by law,  any  interest  paid on the funds  deposited in such Escrow
         Account;

                           (vii)    to  clear  and  terminate  such  Escrow  Account  on the  termination  of  this
         Agreement; and

                           (viii)   to remove  funds  inadvertently  placed in the Escrow  Account  by the  related
         Servicer.

                  (e)      With  respect to each  Non-Designated  Mortgage  Loan,  the  applicable  Servicer  shall maintain  accurate  records  reflecting  the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related  Mortgage and the status of Mortgage  Guaranty  Insurance  Policy  premiums, and fire and hazard  insurance  coverage  and shall  obtain,  from time to time,  all bills for the payment of such charges  (including  renewal  premiums)  and shall  effect or cause to be  effected  payment  thereof  prior to the applicable penalty or termination date.

                  SECTION 3.07.     Access to Certain Documentation and Information Regarding the Non-Designated
                                            Mortgage Loans; Inspections.

                  (a)      The Master  Servicer and each Servicer shall afford the  Depositor,  the Trustee and the
Trust  Administrator  reasonable  access to all records and  documentation  regarding the  Non-Designated  Mortgage
Loans and all accounts,  insurance  information  and other matters  relating to this  Agreement,  such access being afforded  without charge,  but only upon reasonable  written request and during normal business hours at the office designated by the Master  Servicer or such  Servicer.  In addition,  each Servicer  (other than WMMSC) shall afford the Master  Servicer  reasonable  access to all records and  documentation  regarding the  Non-Designated  Mortgage
Loans and all accounts,  insurance  information  and other matters  relating to this  Agreement,  such access being afforded  without charge,  but only upon reasonable  written request and during normal business hours at the office designated by such Servicer.  In addition,  each Servicer (other than WMMSC) shall provide to the Special  Servicer reasonable  access to all records and  documentation  regarding the  Non-Designated  Mortgage  Loans serviced by it that become Special Serviced Mortgage Loans.

                  (b)      Each  Servicer,  separately  with  respect  to the  Non-Designated  Mortgage  Loans each directly  services,  shall inspect the related  Mortgaged  Properties as often as deemed necessary by such Servicer in such party's sole  discretion,  to assure itself that the value of such Mortgaged  Property is being  preserved.
In addition,  if any Non-Designated  Mortgage Loan is more than 60 days delinquent,  such Servicer,  as applicable, shall conduct subsequent  inspections in accordance with Accepted Servicing  Practices or as may be required by the primary  mortgage  guaranty  insurer,  and obtain a broker price  opinion.  Each  Servicer  shall keep a written or electronic report of each such inspection.

                  SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and Certificate Account.

                  (a)      Each  Servicer  may from  time to time  make  withdrawals  from the  related  Collection
Account for the following purposes:

                           (i)      to pay to  such  Servicer  (to  the  extent  not  previously  retained  by such
         Servicer) the  servicing  compensation  to which it is entitled  pursuant to  Section 3.14,  and to pay to such Servicer,  as additional  servicing  compensation,  earnings on or investment  income with respect to funds in or credited to such  Collection  Account,  and with respect to Wells Fargo, to pay (to the extent not  previously  retained by Wells  Fargo) any REO  Disposition  Fee to which it is  entitled  pursuant to
         Section 3.11(e);

                           (ii)     to reimburse such Servicer for unreimbursed  Advances made by it, such right of reimbursement  pursuant to this subclause  (ii) being  limited to amounts  received on the  Non-Designated
         Mortgage  Loan(s)  in respect of which any such  Advance  was made  (including  without  limitation,  late recoveries  of  payments,  Liquidation  Proceeds  and  Insurance  Proceeds to the extent  received by such
         Servicer);

                           (iii)    to reimburse such Servicer for any  Nonrecoverable  Advance  previously made or any amount expended pursuant to Section 3.11(a);

                           (iv)     to reimburse  such  Servicer for (A)  unreimbursed  Servicing  Advances or such
         Servicer's  right to  reimbursement  pursuant  to this  clause  (A)  with  respect  to any  Non-Designated
         Mortgage  Loan being limited to amounts  received on such  Non-Designated  Mortgage  Loan which  represent late payments of principal  and/or  interest  (including,  without  limitation,  Liquidation  Proceeds and
         Insurance  Proceeds with respect to such  Non-Designated  Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

                           (v)      to pay to the purchaser,  with respect to each Non-Designated  Mortgage Loan or property acquired in respect thereof that has been purchased  pursuant to Section 2.02,  2.03 or 3.11, all amounts received thereon after the date of such purchase;

                           (vi)     to make any payments required to be made pursuant to Section 2.07 (g);

                           (vii)    to reimburse the Seller,  such Servicer or the Depositor for expenses  incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

                           (viii)   to withdraw any amount  deposited in such  Collection  Account and not required to be deposited therein;

                           (ix)     on the Cash  Remittance  Date, to withdraw the amount required to make payments to the  Certificateholders  as set  forth  in the  Series  Supplement,  in  each  case  applicable  to the
         Non-Designated  Mortgage Loans serviced by such Servicer, who shall remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

                           (x)      with  respect to each  Non-Designated  Mortgage  Loan  covered by a Lender Paid
         Mortgage  Guaranty  Insurance  Policy,  to effect timely payment of the related  premiums on such Mortgage
         Guaranty  Insurance  Policy,  as applicable,  pursuant to  Section 3.09(c),  to the extent not deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c);

                           (xi)     on or prior to 4:00  p.m.  (New  York City  time) on the Cash  Remittance  Date preceding each  Distribution  Date, each applicable  Servicer shall withdraw an amount equal to the sum of all  Assigned  Prepayment  Premiums  received  during the  related  Prepayment  Period  applicable  to the
         Mortgage  Loans serviced by such Servicer,  and remit such amount to the Trust  Administrator  for deposit in the Certificate Account;

                           (xii)    to clear  and  terminate  such  Collection  Account  upon  termination  of this
         Agreement pursuant to Section 11.01 hereof; and

                           (xiii)   to reimburse  such Servicer for any  Capitalization  Reimbursement  Amounts not
         previously reimbursed.

                  Each Servicer shall keep and maintain separate accounting,  on a Non-Designated  Mortgage Loan by
Mortgage Loan basis, for the purpose of justifying any withdrawal from the related  Collection  Account pursuant to such  subclauses  (i), (ii),  (iv) and (v). Prior to making any withdrawal  from a Collection  Account  pursuant to subclause  (iii) for  reimbursement  of a Nonrecoverable  Advance,  the related Servicer shall deliver to the Trust
Administrator  a certificate  of a Servicing  Officer  indicating  the amount of any previous  Advance or Servicing
Advance  determined by such Servicer to be a  Nonrecoverable  Advance and  identifying  the related  Non-Designated
Mortgage Loans(s),  and their respective  portions of such  Nonrecoverable  Advance. In connection with the payment of a Purchase  Price,  if a Servicer is not  required to remit  unreimbursed  Advances  and  Servicing  Advances as specified in the  definition of Purchase  Price,  such Servicer  shall be deemed to have been  reimbursed  for such amount.

                  If a Servicer fails to remit to the Master Servicer for  distribution  to the  Certificateholders any payment,  including any Advance to be made by the Servicer on a Cash  Remittance  Date  (without  regard to any grace period), the Servicer shall pay to the Master Servicer,  for the account of the Master Servicer,  interest on such  late  remittance  from and  including  the  Cash  Remittance  Date to but  excluding  the date on which  such remittance is made, at an annual rate equal to the Federal  Funds Rate plus one  percentage  point (but in no event greater than the maximum permitted by law).

                  (b)      The  Trust   Administrator  shall  withdraw  funds  from  the  Certificate  Account  for distributions  to  Certificateholders,  in the manner specified in this Agreement (and to withhold from the amounts so withdrawn,  the amount of any taxes that it is authorized to withhold  pursuant to  Section 2.07).  In addition, the Trust  Administrator  may from time to time make  withdrawals  from the  Certificate  Account for the following purposes:

                           (i)      to pay to itself any  investment  income  earned for the  related  Distribution
         Date,  and to pay to itself,  the Master  Servicer  or any  Custodian  any other  amounts to which it, the
         Master  Servicer  or any  Custodian  is  entitled  to  reimbursement  or  payment  under the terms of this
         Agreement or the Custodial Agreement;

                           (ii)     to withdraw and return to the Master  Servicer or the  applicable  Servicer for deposit to the  applicable  Collection  Account any amount  deposited in the  Certificate  Account and not required to be deposited therein; and

                           (iii)    to  clear  and  terminate  the  Certificate  Account  upon  termination  of the
         Agreement pursuant to Section 11.01 hereof.

                  SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage
                                            Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

                  (a)      Each Servicer  shall cause to be  maintained  for each related  Non-Designated  Mortgage
Loan hazard  insurance  such that all  buildings  upon the related  Mortgaged  Property  are insured by a generally acceptable  insurer rated either:  "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to
FNMA or FHLMC  against loss by fire,  hazards of extended  coverage and such other  hazards as are customary in the area where the  related  Mortgaged  Property  is  located,  in an amount  which is at least  equal to the lesser of
(i) the replacement value of the improvements  securing such  Non-Designated  Mortgage Loan and (ii) the greater of
(A) the  outstanding  principal  balance  of such  Non-Designated  Mortgage  Loan and (B) an  amount  such that the proceeds of such policy shall be  sufficient  to prevent the  Mortgagor  and/or the  mortgagee  from  becoming a co insurer.

                  If upon  origination of the  Non-Designated  Mortgage Loan,  the related  Mortgaged  Property was located in an area  identified  in the  Federal  Register  by the  Federal  Emergency  Management  Agency as having special  flood hazards (and such flood  insurance  has been made  available),  the related  Servicer  shall cause a flood  insurance  policy to be maintained  with respect to such  Non-Designated  Mortgage  Loan.  Such policy shall meet the  requirements  of the current  guidelines  of the  Federal  Insurance  Administration  and be in an amount representing  coverage equal to the lesser of (i) the  minimum  amount  required,  under the terms of coverage,  to compensate for any damage or loss on a replacement cost basis (or the unpaid  principal  balance of the mortgage if replacement  cost  coverage is not  available  for the type of building  insured)  and (ii) the  maximum  amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

                  If a Mortgage  related to a  Non-Designated  Mortgage  Loan is secured by a unit in a condominium project,  the related  Servicer  shall  verify that the  coverage  required of the owner's  association,  including hazard,  flood,  liability,  and fidelity coverage,  is being maintained in accordance with the requirements of the related Servicer for mortgage loans that it services on its own account.

                  Each  Servicer  shall  cause  to  be  maintained  on  each  Mortgaged   Property   related  to  a
Non-Designated  Mortgage Loan such other additional  special hazard  insurance as may be required  pursuant to such applicable laws and  regulations as shall at any time be in force and as shall require such  additional  insurance, or pursuant to the  requirements  of any  Mortgage  Guaranty  Insurance  Policy  insurer,  or as may be required to conform  with  Accepted  Servicing  Practices  to the extent  permitted  by the  Mortgage  Note,  the  Mortgage  or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

                  All  policies  required  hereunder  shall name the  related  Servicer  as loss payee and shall be endorsed with standard or union  mortgagee  clauses,  without  contribution,  which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

                  Each Servicer shall not interfere with the  Mortgagor's  freedom of choice at the  origination of such  Non-Designated  Mortgage Loan in selecting either his insurance  carrier or agent,  provided,  however,  that such Servicer  shall not accept any such  insurance  policies from  insurance  companies  unless such companies are rated:  B:III or  better  in  Best's  or  acceptable  to FNMA or  FHLMC  and are  licensed  to do  business  in the jurisdiction in which the Mortgaged  Property is located.  The related  Servicer shall determine that such policies provide  sufficient  risk  coverage  and  amounts,  that they insure the  property  owner,  and that they  properly describe the property address.

                  Pursuant to  Section 3.05,  any amounts  collected by a Servicer  under any such policies  (other than  amounts to be  deposited  in the  related  Escrow  Account and  applied to the  restoration  or repair of the related  Mortgaged  Property,  or property  acquired in liquidation of the  Non-Designated  Mortgage Loan, or to be released to the Mortgagor,  in accordance with such Servicer's  normal servicing  procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

                  Any cost incurred by a Servicer in maintaining  any such insurance  shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders  or remittances to the Trust Administrator for their benefit, be added to the principal balance of the Non-Designated  Mortgage Loan,  notwithstanding that the terms of the Non-Designated  Mortgage Loan so permit;  provided,  however,  that the limitations  contained in this sentence shall not apply to  modifications  made  pursuant  to  Section 3.05(a).  Such costs  shall  constitute  a Servicing
Advance and will be reimbursable to the related  Servicer to the extent  permitted by  Section 3.08  hereof.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor  related to a  Non-Designated  Mortgage  Loan or  maintained  on  property  acquired  in respect of a Mortgage  related to a
Non-Designated  Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  (b)      In the event  that a  Servicer  shall  obtain and  maintain  a blanket  policy  insuring against losses arising from fire and hazards covered under extended  coverage on all of the related  Non-Designated
Mortgage  Loans,  then,  to the extent such policy  provides  coverage  in an amount  equal to the amount  required pursuant to  Section 3.09(a) and  otherwise  complies  with all other  requirements  of  Section 3.09(a),  it shall conclusively be deemed to have satisfied its  obligations as set forth in  Section 3.09(a).  Any amounts  collected by a Servicer under any such policy  relating to a  Non-Designated  Mortgage Loan shall be deposited in the related
Collection  Account  subject to  withdrawal  pursuant to  Section 3.08(a).  Such  policy may  contain a  deductible clause, in which case, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy  complying  with  Section 3.09(a),  and there shall have been a loss which  would have been  covered by such policy,  the related Servicer shall deposit in the related  Collection  Account at the time of such loss the amount not otherwise  payable under the blanket  policy  because of such  deductible  clause,  such amount to be deposited from such Servicer's funds, without  reimbursement  therefor.  Upon request of the Trust Administrator,  a Servicer shall cause to be delivered to the Trust  Administrator  a certified  true copy of such policy and a statement from the insurer  thereunder that such policy shall in no event be terminated or materially  modified  without  30 days'
prior  written  notice to the Trust  Administrator.  In connection  with its  activities as Servicer of the related
Non-Designated  Mortgage Loans, such Servicer agrees to present, on behalf of itself, the Depositor,  and the Trust
Administrator for the benefit of the Certificateholders, claims under any such blanket policy.

                  (c)      Unless  otherwise  required in accordance with applicable state and federal law relating to the  cancellation  of, or  collection  of  premiums  for  mortgage  guaranty  insurance,  with  respect  to each
Non-Designated  Mortgage  Loan with a  Loan-to-Value  Ratio in excess of 80%  which the  Seller  represented  to be covered by a Mortgage  Guaranty  Insurance Policy as of the Cut-off Date, the related  Servicer shall,  without any cost to the  Depositor  or Trust  Administrator,  maintain  or cause the  Mortgagor  to  maintain in full force and effect a Mortgage  Guaranty  Insurance Policy insuring that portion of the  Non-Designated  Mortgage Loan in excess of 75% of value,  and shall pay or shall cause the Mortgagor to pay, the premium  thereon on a timely basis,  until the  loan-to-value  ratio of such  Non-Designated  Mortgage  Loan is reduced to 80%,  based on either (i) a current appraisal of the  Mortgaged  Property or (ii) the  appraisal  of the  Mortgaged  Property  obtained at the time the
Non-Designated  Mortgage Loan was originated.  In the event that such Mortgage  Guaranty  Insurance Policy shall be terminated  prior to the  loan-to-value  ratio of such  Non-Designated  Mortgage  Loan being  reduced  to 80%,  the related  Servicer  shall  obtain from  another  Qualified  Insurer a comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such terminated  Mortgage  Guaranty  Insurance  Policy. If the insurer shall cease to be a Qualified  Insurer,  the related Servicer shall determine whether recoveries under the Mortgage
Guaranty  Insurance  Policy are  jeopardized  for reasons  related to the financial  condition of such insurer,  it being  understood  that such  Servicer  shall in no event have any  responsibility  or liability for any failure to recover under the Mortgage  Guaranty  Insurance  Policy for such reason.  If the related  Servicer  determines that recoveries  are so  jeopardized,  it shall notify the  Mortgagor,  if required,  and obtain from another  Qualified
Insurer a  replacement  insurance  policy.  The related  Servicer  shall not take any action  which would result in noncoverage  under any applicable  Mortgage  Guaranty  Insurance  Policy of any loss which,  but for the actions of such Servicer  would have been covered  thereunder.  In connection  with any assumption or  substitution  agreement entered into or to be entered into  pursuant to  Section 3.10,  each  Servicer  shall  promptly  notify the insurer under the related Mortgage  Guaranty  Insurance  Policy, if any, of such assumption or substitution of liability in accordance  with the terms of such  Mortgage  Guaranty  Insurance  Policy and shall take all  actions  which may be required by such insurer as a condition to the  continuation  of coverage  under such Mortgage  Guaranty  Insurance
Policy,  provided that such required  actions are in compliance with all applicable law. If such Mortgage  Guaranty
Insurance  Policy is terminated as a result of such assumption or substitution of liability,  the related  Servicer shall obtain a replacement  Mortgage  Guaranty  Insurance Policy as provided above;  provided that under applicable law and the  terms of the  related  Mortgage  Note and  Mortgage  the cost of such  policy  may be  charged  to the successor Mortgagor.

                  With respect to each  Non-Designated  Mortgage  Loan covered by a Lender Paid  Mortgage  Guaranty
Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such Mortgage  Guaranty
Insurance Policy from amounts on deposit in the Collection  Account,  or deducted by such Servicer prior to deposit into the applicable  Collection Account pursuant to  Section 3.05(c) with  respect to such Non-Designated  Mortgage
Loan.  If amounts on deposit in the  Collection  Account,  or deducted by such  Servicer  prior to deposit into the applicable  Collection Account pursuant to  Section 3.05(c) with  respect to such Non-Designated  Mortgage Loan are not  sufficient to pay the premiums on such Mortgage  Guaranty  Insurance  Policy,  the  applicable  Servicer shall effect  timely  payment of such  premiums,  and such costs shall be  recoverable  by such Servicer from the related
Liquidation  Proceeds  or  otherwise  as a Servicing  Advance  pursuant to  Section 3.08(a).  With  respect to each
Non-Designated  Mortgage Loan covered by a Mortgage  Guaranty  Insurance  Policy that is not a Lender Paid Mortgage
Guaranty  Insurance  Policy,  the applicable  Servicer shall effect timely payment of the premiums on such Mortgage
Guaranty  Insurance  Policy,  and such costs not otherwise  recoverable  from the Mortgagor shall be recoverable by
such  Servicer  from  the  related   Liquidation   Proceeds  or  otherwise  as  a  Servicing  Advance  pursuant  to
Section 3.08(a).

                  (d)      In  connection  with its  activities  as  servicer,  each  Servicer  shall  prepare  and present,  on  behalf  of  itself,  the  Depositor,  the  Trust,  the  Trustee,  the  Trust  Administrator  and  the
Certificateholders,   claims  to  the  insurer  under  any  Mortgage   Guaranty   Insurance  Policy  related  to  a
Non-Designated  Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage Guaranty  Insurance
Policy and, in this regard,  to take such  reasonable  action as shall be necessary  to permit  recovery  under any
Mortgage Guaranty Insurance Policy respecting defaulted  Non-Designated  Mortgage Loans.  Pursuant to Section 3.05,
any amounts  collected  by a Servicer  under any  Mortgage  Guaranty  Insurance  Policy  shall be  deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

                  (e)      With respect to any  Non-Designated  Mortgage  Loan,  each  Servicer need not obtain the approval  of the  Trustee or the Trust  Administrator  prior to  releasing  any  Insurance  Proceeds to the related
Mortgagor  to be applied to the  restoration  or repair of the related  Mortgaged  Property  if such  release is in accordance  with  Accepted  Servicing  Practices.  At a minimum,  each  Servicer  shall  comply with the  following conditions in connection with any such release of Insurance Proceeds:

                           (i)      such  Servicer  shall  receive   satisfactory   independent   verification   of
         completion of repairs and issuance of any required approvals with respect thereto;

                           (ii)     such  Servicer  shall take all steps  necessary to preserve the priority of the lien of the  Mortgage,  including,  but not limited to requiring  waivers with respect to  mechanics'  and materialmen's liens; and

                           (iii)    pending  repairs  or  restoration,  such  Servicer  shall  place the  Insurance
         Proceeds in the related Escrow Account.

                  (f)      With respect to any  Non-Designated  Mortgage Loan, if the Trust  Administrator is named as an additional loss payee,  the related  Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

                  SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

                  (a)      With respect to any  Non-Designated  Mortgage  Loan,  each  Servicer  shall use its best efforts to enforce any  "due-on-sale"  provision  contained  in any related  Mortgage or Mortgage  Note and to deny assumption  by the  person to whom the  Mortgaged  Property  has been or is about to be sold  whether  by  absolute conveyance  or by contract  of sale,  and  whether or not the  Mortgagor  remains  liable on the  Mortgage  and the
Mortgage Note. When the Mortgaged  Property has been conveyed by the Mortgagor,  the related Servicer shall, to the extent it has knowledge of such conveyance,  exercise its rights to accelerate the maturity of such  Non-Designated
Mortgage Loan under the "due-on-sale" clause applicable thereto,  provided,  however,  that such Servicer shall not exercise  such  rights if  prohibited  by law from  doing so or if the  exercise  of such  rights  would  impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

                  (b)      With respect to any Non-Designated  Mortgage Loan, if a Servicer  reasonably believes it is unable  under  applicable  law to enforce  such  "due-on-sale"  clause,  such  Servicer  shall enter into (i) an assumption and  modification  agreement with the person to whom such property has been conveyed,  pursuant to which such person  becomes  liable under the Mortgage Note and the original  Mortgagor  remains liable thereon or (ii) in the event such Servicer is unable under  applicable law to require that the original  Mortgagor remain liable under the Mortgage Note, a substitution of liability  agreement with the purchaser of the Mortgaged  Property pursuant to which  the  original  Mortgagor  is  released  from  liability  and the  purchaser  of the  Mortgaged  Property  is substituted  as Mortgagor and becomes  liable under the Mortgage Note.  Notwithstanding  the foregoing,  a Servicer shall not be deemed to be in default under this  Section 3.10 by  reason of any transfer or  assumption  which such
Servicer  reasonably  believes it is restricted by law from preventing,  for any reason  whatsoever.  In connection with any such assumption,  no material term of the Mortgage Note,  including without limitation,  the Mortgage Rate borne by the related  Mortgage  Note, the term of the  Non-Designated  Mortgage Loan or the  outstanding  principal amount of the Non-Designated Mortgage Loan shall be changed.

                  (c)      To the extent that any Non-Designated  Mortgage Loan is assumable,  the related Servicer shall inquire  diligently into the  creditworthiness  of the proposed  transferee,  and shall use the  underwriting criteria for approving the credit of the proposed  transferee  which are used by FNMA with respect to  underwriting mortgage loans of the same type as the  Non-Designated  Mortgage  Loans.  If the credit of the proposed  transferee does not meet such  underwriting  criteria,  the related Servicer  diligently shall, to the extent permitted by the
Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Non-Designated Mortgage Loan.

                  (d)      With respect to any  Non-Designated  Mortgage Loan,  subject to each  Servicer's duty to enforce  any  due-on-sale  clause to the extent set forth in this  Section 3.10,  in any case in which the  related
Mortgaged  Property  has been  conveyed to a Person by the related  Mortgagor,  and such Person is to enter into an assumption  agreement or  modification  agreement or  supplement to the Mortgage Note or Mortgage that requires the signature  of the  Trustee,  or if an  instrument  of release  signed by the  Trustee  is  required  releasing  the
Mortgagor from liability on the  Non-Designated  Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature  and shall  direct,  in writing,  the Trustee to execute the assumption  agreement  with the Person to whom the  Mortgaged  Property  is to be  conveyed  and such  modification agreement or  supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the  Mortgage  Note or Mortgage or otherwise to comply with any  applicable  laws  regarding assumptions or the transfer of the Mortgaged  Property to such Person.  In connection with any such assumption,  no material  term of the Mortgage  Note may be changed.  Together  with each such  substitution,  assumption  or other agreement  or  instrument  delivered  to the Trustee for  execution by it, the related  Servicer  shall  deliver an
Officer's  Certificate  signed by a Servicing  Officer  stating that the  requirements of this subsection have been met in connection  therewith.  The related Servicer shall notify the Trustee and the Trust  Administrator  that any such  substitution  or  assumption  agreement  has been  completed  by  forwarding  to the  Trustee  and the  Trust
Administrator a copy of such  substitution or assumption  agreement,  and shall forward the original to the related
Custodian which shall be added to the related  Mortgage File and shall,  for all purposes,  be considered a part of such  Mortgage File to the same extent as all other  documents and  instruments  constituting  a part thereof.  Any fee  collected by a Servicer for entering  into an  assumption  or  substitution  of liability  agreement  shall be retained by such Servicer as additional servicing compensation.

                  SECTION 3.11.     Realization Upon Defaulted Mortgage Loans.

                  (a)      Each Servicer  shall use reasonable  efforts to foreclose  upon or otherwise  comparably convert the ownership of properties  securing such of the related  Non-Designated  Mortgage  Loans as come into and continue  in  default  and as to which  no  satisfactory  arrangements  can be made for  collection  of  delinquent payments.  In  connection  with such  foreclosure  or other  conversion,  each  Servicer  shall take such action as
(i) such Servicer would take under similar  circumstances  with respect to a similar mortgage loan held for its own account for  investment,  (ii) shall be consistent with Accepted  Servicing  Practices,  (iii) such  Servicer shall determine  consistently  with  Accepted  Servicing  Practices  to  be  in  the  best  interest  of  the  Trust  and
Certificateholders,  and (iv) is  consistent  with the  requirements  of the insurer  under any Required  Insurance
Policy;  provided,  however,  that such Servicer  shall not be required to expend its own funds in connection  with any  foreclosure or towards the restoration of any property  unless it shall  determine  (i) that such  restoration and/or  foreclosure  will increase the proceeds of  liquidation of the related  Non-Designated  Mortgage Loan after reimbursement  to  itself  of such  expenses  and  (ii) that  such  expenses  will  be  recoverable  to it  through
Liquidation  Proceeds.  Any funds expended by any Servicer pursuant to this  Section 3.11(a) shall  be reimbursable in full  pursuant  to  Section 3.08(a)(iii).  The related  Servicer  shall be  responsible  for all other costs and expenses  incurred by it in any such  proceedings;  provided,  however,  that it shall be entitled to reimbursement thereof from the Liquidation  Proceeds with respect to the related  Mortgaged  Property or otherwise as a Servicing
Advance in accordance with Section 3.08(a).

                  With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything to the  contrary contained in this Agreement,  in connection  with a foreclosure or acceptance of a deed in lieu of foreclosure,  in the  event  the  related  Servicer  has  reasonable  cause  to  believe  that the  related  Mortgaged  Property  is contaminated by hazardous or toxic  substances or wastes,  or if the Trust  Administrator  otherwise  requests,  an environmental  inspection  or review  of such  Mortgaged  Property  conducted  by a  qualified  inspector  shall be arranged for by such Servicer.  Upon completion of the inspection,  the related Servicer shall promptly provide the
Trust Administrator with a written report of environmental inspection.

                  In the event the  environmental  inspection  report  indicates  that the  Mortgaged  Property  is contaminated by hazardous or toxic  substances or wastes,  the related  Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the  environmental  clean up, as estimated in the environmental  inspection  report,  together with the Servicing  Advances and Advances made by such Servicer and the estimated  costs of foreclosure or acceptance of a deed in lieu of foreclosure  exceeds the estimated value of the  Mortgaged  Property.  If however,  the  aggregate  of such clean up and  foreclosure  costs,  Advances  and
Servicing  Advances  are less than or equal to the  estimated  value of the  Mortgaged  Property,  then the related
Servicer may, in its reasonable  judgment and in accordance with Accepted  Servicing  Practices,  choose to proceed with  foreclosure  or acceptance of a deed in lieu of  foreclosure  and such Servicer  shall be reimbursed  for all reasonable  costs  associated with such  foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental  clean up  costs,  as  applicable,  from the  related  Liquidation  Proceeds,  or if the  Liquidation
Proceeds are  insufficient to fully reimburse such Servicer,  such Servicer shall be entitled to be reimbursed from amounts in the related  Collection  Account pursuant to  Section 3.08(a) hereof.  In the event the related Servicer does not proceed with  foreclosure  or acceptance of a deed in lieu of  foreclosure  pursuant to the first sentence of this paragraph,  such Servicer shall be reimbursed for all Advances and Servicing  Advances made with respect to the related Mortgaged  Property from the related Collection  Account pursuant to  Section 3.08(a) hereof,  and such
Servicer  shall have no further  obligation to service such  Non-Designated  Mortgage Loan under the  provisions of this Agreement.

                  (b)      With respect to any  REO Property  related to a  Non-Designated  Mortgage Loan, the deed or  certificate of sale shall,  subject to applicable  laws, be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its nominee, on behalf of the  Certificateholders.  The Trustee's name shall be placed on the  title to such  REO Property  solely  as the  Trustee  hereunder  and not in its  individual  capacity.  The related  Servicer  shall  ensure that the title to such  REO Property  references  this  Agreement  and the Trustee capacity  hereunder.  Pursuant to its efforts to sell such  REO Property,  the related Servicer shall in accordance with Accepted Servicing  Practices manage,  conserve,  protect and operate each REO Property for the purpose of its prompt  disposition  and sale. The related  Servicer,  either itself or through an agent selected by such Servicer, shall  manage,  conserve,  protect  and  operate the  REO Property  in the same manner that it manages,  conserves, protects and operates other foreclosed  property for its own account,  and in the same manner that similar property in the same locality as the  REO Property  is managed.  Upon  request,  the related  Servicer  shall furnish to the
Trust  Administrator on or before each Distribution Date a statement with respect to any REO Property  covering the operation of such REO Property for the previous  calendar month and such Servicer's  efforts in connection with the sale of such  REO Property  and any rental of such  REO Property  incidental  to the sale  thereof for the previous calendar month.  That statement  shall be accompanied by such other  information as the Trust  Administrator  shall reasonably  request  and  which is  necessary  to enable  the Trust  Administrator  to  comply  with the  reporting requirements  of the REMIC  Provisions.  The net monthly rental  income,  if any, from such  REO Property  shall be deposited in the related  Collection  Account no later than the close of business on each  Determination  Date. The related  Servicer shall perform the tax reporting and  withholding  required by Sections 1445 and 6050J of the Code with respect to  foreclosures  and  abandonments,  the tax  reporting  required by  Section 6050H  of the Code with respect to the receipt of mortgage  interest from  individuals and any tax reporting  required by  Section 6050P of the Code with respect to the  cancellation  of indebtedness by certain  financial  entities,  by preparing such tax and  information  returns  as may be  required,  in the  form  required,  and  delivering  the  same  to the  Trust
Administrator for filing.

                  To the extent  consistent  with Accepted  Servicing  Practices,  the related  Servicer shall also maintain on each  REO Property  related to a  Non-Designated  Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the outstanding  principal balance of the related  Non-Designated  Mortgage
Loan  (as  reduced  by  any  amount  applied  as a  reduction  of  principal  at the  time  of  acquisition  of the
REO Property),  liability  insurance and, to the extent required and available under the Flood Disaster  Protection
Act of 1973, as amended, flood insurance in the amount required above.

                  (c)      In the event that the Trust  Fund  acquires  any  Mortgaged  Property  as  aforesaid  or otherwise in connection with a default or imminent  default on a Mortgage Loan, the related  Servicer shall dispose of such  Mortgaged  Property  prior to three years after the end of the  calendar  year of its  acquisition  by the
Trust Fund unless (i) the Trustee and the Trust  Administrator  shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged  Property  subsequent to such three-year  period will not result in the  imposition  of taxes on  "prohibited  transactions"  of any REMIC  hereunder  as defined in section  860F of the Code or  cause  any  REMIC  hereunder  to fail to  qualify  as a REMIC  at any  time  that any
Certificates are outstanding,  in which case the Trust Fund may continue to hold such Mortgaged  Property  (subject to any  conditions  contained in such Opinion of Counsel) or (ii) the  applicable  Servicer shall have applied for, prior  to the  expiration  of such  three-year  period,  an  extension  of such  three-year  period  in the  manner contemplated  by  Section 856(e)(3)  of the Code,  in which case the  three-year  period  shall be  extended by the applicable  extension  period.  Notwithstanding  any other  provision  of this  Agreement,  no  Mortgaged  Property acquired  by the Trust Fund  shall be rented  (or  allowed to  continue  to be  rented) or  otherwise  used for the production  of  income by or on behalf of the Trust  Fund in such a manner  or  pursuant  to any terms  that  would
(i) cause  such  Mortgaged  Property  to fail to qualify as  "foreclosure  property"  within the meaning of section
860G(a)(8)  of the Code or  (ii) subject  any REMIC  hereunder to the  imposition  of any  federal,  state or local income taxes on the income earned from such  Mortgaged  Property  under  Section 860G(c) of  the Code or otherwise, unless  the  related  Servicer  has  agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect to the imposition of any such taxes.

                  In the  event of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United
States Person,  as that term is defined in  Section 7701(a)(30)  of the Code, in connection with any foreclosure or acquisition  of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such Mortgage  Loan,  the related Servicer shall cause compliance with the provisions of Treasury Regulation  Section 1.1445-2(d)(3)  (or any
successor  thereto)  necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such  foreclosure are required to be remitted to the obligors on such Mortgage Loan.

                  (d)      The  decision of a Servicer to  foreclose on a defaulted  Non-Designated  Mortgage  Loan shall be subject to a determination by such Servicer that the proceeds of such  foreclosure  would exceed the costs and expenses of bringing such a proceeding.  The income earned from the  management of any REO  Properties,  net of reimbursement  to such Servicer for expenses  incurred  (including any property or other taxes) in connection  with such management and net of applicable  accrued and unpaid Servicing Fees, and  unreimbursed  Advances and Servicing
Advances,  shall be applied to the payment of  principal of and  interest on the related  defaulted  Non-Designated
Mortgage Loans (with  interest  accruing as though such  Non-Designated  Mortgage Loans were still current) and all such income  shall be deemed,  for all  purposes in this  Agreement,  to be  payments on account of  principal  and interest on the related Mortgage Notes and shall be deposited into the related  Collection  Account.  To the extent the net income received during any calendar month is in excess of the amount  attributable to amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Non-Designated  Mortgage Loan for such calendar month,  such excess shall be  considered  to be a partial  prepayment  of  principal of the related  Non-Designated
Mortgage Loan.

                  (e)      The proceeds from any  liquidation  of a  Non-Designated  Mortgage  Loan, as well as any income from a related  REO Property,  will be applied in the following  order of priority:  first, to reimburse the related  Servicer for any related  unreimbursed  Servicing  Advances and Servicing  Fees, and with respect to Wells
Fargo,  any REO  Disposition  Fees  related to such  Mortgage  Loan;  second,  to reimburse  such  Servicer for any unreimbursed  Advances;  third, to reimburse the related  Collection  Account for any  Nonrecoverable  Advances (or
portions  thereof) that were previously  withdrawn by such Servicer pursuant to  Section 3.08(a)(iii) that  related to such  Non-Designated  Mortgage Loan;  fourth,  to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such  Advance  has been  reimbursed)  on the  Non-Designated  Mortgage  Loan or related
REO Property,  at the per annum rate equal to the related Mortgage Rate reduced by the related Expense Fee Rate, to the Due Date  occurring  in the month in which such  amounts  are  required  to be  distributed;  and  fifth,  as a recovery of  principal  of the  Mortgage  Loan.  Excess  proceeds,  if any,  from the  liquidation  of a Liquidated
Mortgage Loan and/or with respect to recoveries  obtained  following the liquidation of a Liquidated  Mortgage Loan
("Excess Proceeds") that is a Non-Designated  Mortgage Loan shall be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

                  SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any  Non-Designated  Mortgage Loan, or the receipt by a Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  such Servicer shall immediately  notify the  related  Custodian  by  delivering,  or causing to be  delivered a "Request  for  Release"
substantially  in the form of Exhibit K.  Upon receipt of such request,  such Custodian shall within three Business
Days release the related  Mortgage File to the related  Servicer,  and the Trustee shall within three Business Days of such  Servicer's  direction  execute  and  deliver  to such  Servicer  the deed of  reconveyance  or  release or satisfaction  of mortgage  or such  instrument  releasing  the lien of the  Mortgage in each case  provided by such
Servicer,  and such  Custodian  shall  deliver the Mortgage  Note with written  evidence of  cancellation  thereon.
Expenses  incurred in connection with any instrument of  satisfaction  or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be  appropriate  for the servicing or foreclosure of any
Non-Designated  Mortgage Loan,  including for such purpose,  collection  under any policy of flood  insurance,  any fidelity bond or errors or omissions  policy,  or for the purposes of effecting a partial  release of any Mortgaged
Property  from the lien of the Mortgage or the making of any  corrections  to the Mortgage  Note or the Mortgage or any of the other  documents  included in the Mortgage  File,  the related  Custodian  within three Business Days of delivery  to such  Custodian  of a Request  for Release in the form of  Exhibit K  signed by a  Servicing  Officer, release the  Mortgage  File to the  related  Servicer.  Subject to the further  limitations  set forth  below,  the related  Servicer  shall cause the Mortgage  File or documents so released to be returned to the related  Custodian on its behalf,  when the need therefor by such Servicer no longer exists,  unless the Non-Designated  Mortgage Loan is  liquidated  and the  proceeds  thereof are  deposited  in the related  Collection  Account,  in which case such
Servicer  shall  deliver to the Trustee,  or the related  Custodian a Request for Release in the form of Exhibit K, signed by a Servicing  Officer.  Each  Servicer is also  authorized to cause the removal from the  registration  on the MERS® System of such Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders or any of them, any and all instruments of  satisfaction  or cancellation or of partial or full release,  including an assignment of such loan to the Trustee.

                  If a  Servicer  at any time  seeks  to  initiate  a  foreclosure  proceeding  in  respect  of any
Mortgaged Property related to a Non-Designated  Mortgage Loan as authorized by this Agreement,  such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate,  any court pleadings,  requests for trustee's sale or other documents  necessary to effectuate  such  foreclosure or any legal action brought to obtain judgment  against the  Mortgagor  on the Mortgage  Note or the  Mortgage or to obtain a  deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage or otherwise  available at law or in equity.

                  SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to be Held for the
                                            Trust.

                  Notwithstanding  any other  provisions of this  Agreement,  each Servicer  shall  transmit to the related  Custodian,  as required by this  Agreement all documents and  instruments  in respect of a  Non-Designated
Mortgage  Loan coming into the  possession  of the related  Servicer  from time to time required to be delivered to the Trustee,  or such  Custodian on its behalf,  pursuant to the terms hereof and shall  account fully to the Trust
Administrator  for any funds  received by such  Servicer  or which  otherwise  are  collected  by such  Servicer as
Liquidation  Proceeds or Insurance  Proceeds in respect of any  Non-Designated  Mortgage  Loan.  All Mortgage Files
and funds  collected  or held by, or under the  control of, a Servicer  in respect of any  Non-Designated  Mortgage
Loans, whether from the collection of principal and interest payments or from Liquidation  Proceeds,  including but not limited to, any funds on deposit in a  Collection  Account,  shall be held by the related  Servicer  for and on behalf of the  Trust,  the  Trustee  or the Trust  Administrator  and shall be and  remain  the sole and  exclusive property of the Trust,  subject to the applicable  provisions of this Agreement.  Each Servicer also agrees that it shall not create,  incur or subject any Mortgage  File or any funds that are  deposited  in the related  Collection
Account,  Certificate  Account or any related Escrow Account,  or any funds that otherwise are or may become due or payable to the Trust,  the Trustee or the Trust  Administrator  for the benefit of the  Certificateholders,  to any claim,  lien,  security  interest,  judgment,  levy,  writ of attachment or other  encumbrance,  or assert by legal action or  otherwise  any claim or right of setoff  against  any  Mortgage  File or any funds  collected  on, or in connection with, a Non-Designated  Mortgage Loan, except,  however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly  due and payable to such  Servicer  under this
Agreement.

                  SECTION 3.14.     Servicing Fee; Indemnification of Master Servicer.

                  (a)      As  compensation  for its  services  hereunder,  each  Servicer  shall  be  entitled  to withdraw from the applicable  Collection Account or to retain from interest payments on the related  Non-Designated
Mortgage  Loans,  the amount of its  Servicing  Fee,  for each  Mortgage  Loan  serviced by it, less any amounts in respect of its  Servicing  Fee,  as  applicable,  payable by such  Servicer  pursuant to  Section 3.05(c)(vi).  The
Servicing  Fee for each Servicer is limited to, and payable  solely from,  the interest  portion of such  Scheduled
Payments  collected  by such  Servicer  or as  otherwise  provided  in  Section 3.08(a).  In  connection  with  the servicing of any Special  Serviced  Mortgage  Loan,  the Special  Servicer shall receive the Servicing Fee for such
Special Serviced  Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced  Mortgage
Loans.

                  (b)      With respect to each Non-Designated  Mortgage Loan,  additional  servicing  compensation in the form of  Ancillary  Income and Excess  Proceeds  shall be retained by the related  Servicer  and  additional servicing  compensation in the form of Payoff  Interest,  to the extent not required to make payments in respect of
Compensating  Interest  Payments,  shall be retained by SPS and WMMSC.  Each Servicer  shall be required to pay all expenses  incurred by it in  connection  with its  servicing  activities  hereunder  (including  the payment of any expenses  incurred in connection with any  Subservicing  Agreement  entered into pursuant to  Section 3.02  and the payment  of  any  premiums  for  insurance  required  pursuant  to  Section 3.16)  and  shall  not be  entitled  to reimbursement thereof except as specifically provided for in this Agreement.

                  (c)      The Master  Servicer  shall be  compensated  by the Trust  Administrator  as  separately agreed.  The  Master  Servicer  and any  director,  officer,  employee  or agent of the  Master  Servicer  shall be indemnified  by DLJMC  (or if DLJMC  shall  fail to do so,  by the  Trust)  and held  harmless  against  any  loss, liability or expense (including  reasonable  attorney's fees and expenses) incurred in connection with any claim or legal action  relating to (a) this  Agreement,  (b) the  Certificates  or (c) the  performance of any of the Master
Servicer's duties hereunder,  other than any loss,  liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master  Servicer's  duties hereunder or incurred by reason of any action of the Master  Servicer taken at the direction of the  Certificateholders;  provided,  however,  that the sum of  (x) such  indemnity  amounts  payable by DLJMC or the Trust to the  Master  Servicer  pursuant  to this
Section 3.14(c),  (y) the  indemnity amounts payable by DLJMC or the Trust to the Trust  Administrator  pursuant to
Section 10.05 and (z) the  indemnity  amounts payable by DLJMC or the Trust to Wells Fargo, as Custodian,  pursuant to a Custodial  Agreement with Wells Fargo as Custodian,  shall not exceed  $200,000 per year;  provided,  further, that any amounts not payable by DLJMC or the Trust to the Master  Servicer due to the  preceding  proviso  shall be payable  by DLJMC (or if DLJMC  fails to do so, by the Trust) in any  succeeding  year,  subject  to the  aggregate
$200,000 per annum  limitation  imposed by the preceding  proviso.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer hereunder.

                  SECTION 3.15.     Access to Certain Documentation.

                  Upon  reasonable  advance  notice in writing  for any  review  requiring  on-site  access or upon reasonable  notice  for any  other  type of  access,  each  Servicer  shall  provide  to the  Depositor,  the Trust
Administrator,  the Master  Servicer  (for all  Servicers  other than  WMMSC) and the Trustee  certain  reports and reasonable  access to  information  and  documentation  regarding  the  Mortgage  Loans  serviced by such  Servicer sufficient to permit any  Certificateholder  to comply with  applicable  regulations  of the OTS, the FDIC or other regulatory  authorities  with respect to  investment in the  Certificates;  provided,  that each Servicer  shall be entitled  to be  reimbursed  by each such  Certificateholder  for actual  expenses  incurred  by such  Servicer  in providing  such  reports  and  access.  Nothing  in this  Section 3.15  shall  limit the  obligation  of the Master
Servicer or any  Servicer to observe any  applicable  law  prohibiting  disclosure  of  information  regarding  the
Mortgagors  and the  failure  of the  Master  Servicer  or such  Servicer  to provide  access as  provided  in this
Section 3.15 or Section 3.07 as a result of such obligation  shall not constitute a breach of this  Section 3.15 or
Section 3.07.  Nothing in this Section 3.15  shall require the Master Servicer or any Servicer to collect,  create, collate or otherwise generate any information that it does not generate in its usual course of business.

                  SECTION 3.16.     Maintenance of Fidelity Bond and Errors and Omissions Insurance.

                  Each Servicer shall maintain with responsible  companies,  at its own expense, a blanket Fidelity
Bond and an Errors and  Omissions  Insurance  Policy,  with broad  coverage  on all  officers,  employees  or other persons acting in any capacity requiring such persons to handle funds,  money,  documents or papers relating to the related Mortgage Loans  ("Servicer  Employees").  Any such Fidelity Bond and Errors and Omissions  Insurance Policy
shall be in the form of the  Mortgage  Banker's  Blanket  Bond and shall  protect and insure the  related  Servicer against losses,  including forgery,  theft,  embezzlement,  fraud,  errors and omissions and negligent acts of such
Servicer  Employees.  Such Fidelity Bond and Errors and  Omissions  Insurance  Policy also shall protect and insure each Servicer  against losses in connection  with the release or  satisfaction  of a related  Mortgage Loan without having obtained payment in full of the indebtedness  secured thereby.  No provision of this Section 3.16  requiring such Fidelity Bond and Errors and Omissions  Insurance  Policy shall diminish or relieve a Servicer from its duties and  obligations as set forth in this  Agreement.  The minimum  coverage  under any such bond and insurance  policy shall be at least equal to the  corresponding  amounts required by FNMA, unless the related Servicer has obtained a waiver of such  requirement.  Upon the request of the Trust  Administrator,  the related Servicer shall cause to be delivered  to the Trust  Administrator  a  certificate  of  insurance  of the  insurer  and the surety  including a statement  from the surety and the  insurer  that such  fidelity  bond and  insurance  policy  shall in no event be terminated or materially modified without 30 days' prior written notice to the Trust Administrator.

                  The Master Servicer shall maintain  insurance in such amounts  generally  acceptable for entities serving as master servicer.

                  SECTION 3.17.     Special Serviced Mortgage Loans; Repurchase of Certain Mortgage Loans.

                  (a)      If directed by the Special  Servicer  and solely at the  Special  Servicer's  option,  a
Servicer,  other than WMMSC,  (each, a "Transferring  Servicer")  shall transfer the servicing of any Mortgage Loan
(other  than a WMMSC  Serviced  Mortgage  Loan)  serviced  by the  Transferring  Servicer  which is 90 days or more delinquent  (determined  as of the  close of  business  of the last day of the month  preceding  the  related  Data
Remittance  Date) to the  Special  Servicer.  The Special  Servicer  shall  thereupon  assume all of the rights and obligations of the Transferring  Servicer hereunder arising thereafter and the Transferring  Servicer shall have no further  rights or  obligations  hereunder  with respect to such  Mortgage  Loan (except that the Special  Servicer shall not be (i) liable for losses of the  Transferring  Servicer  pursuant to Section 3.09  hereof or for any acts or omissions of the  Transferring  Servicer  hereunder  prior to the servicing  transfer  date,  (ii) obligated  to effectuate  repurchases or substitutions of Mortgage Loans hereunder including,  but not limited to, repurchases or substitutions  of  Mortgage  Loans  pursuant  to  Section 2.02  or  2.03  hereof,  (iii) deemed  to have  made  any representations  and warranties of a Transferring  Servicer hereunder or (iv) be subject to any other agreement not executed by the Special  Servicer).  Upon the transfer of the  servicing of any such  Mortgage  Loan to the Special
Servicer,  the Special  Servicer  shall be entitled to the related  Servicing Fee and other  compensation  accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

                  In connection  with the transfer of the  servicing of any Mortgage Loan to the Special  Servicer, the Transferring  Servicer, at the Special Servicer's expense,  shall deliver to the Special Servicer all documents and records  relating to such Mortgage  Loans and an  accounting  of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and  efficient  transfer of the  servicing to the Special  Servicer.  On the servicing  transfer date, the Special Servicer shall reimburse the  Transferring  Servicer for all unreimbursed
Advances,  Servicing  Advances and Servicing  Fees,  as  applicable,  relating to the Mortgage  Loans for which the servicing is being  transferred.  The Special Servicer shall be entitled to be reimbursed  pursuant to Section 3.08 or  otherwise  pursuant to this  Agreement  for all such  Advances,  Servicing  Advances  and  Servicing  Fees,  as
applicable,  paid by the  Transferring  Servicer  pursuant  to this  Section 3.17  (a).  In  addition,  the Special
Servicer shall notify the Master  Servicer of such transfer and the effective date of such transfer,  and amend the
Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

                  (b)      The Special  Servicer,  at its option,  may (but is not  obligated to) purchase from the
Trust Fund,  (i) any  Mortgage Loan that is delinquent in payment 90 or more days or (ii) any related Mortgage Loan with  respect to which there has been  initiated  legal  action or other  proceedings  for the  foreclosure  of the related  Mortgaged  Property  either  judicially or  non-judicially,  in each case,  provided  that the  applicable
Servicer  has the right to transfer  the related  servicing  rights  without the payment of any  compensation  to a
Sub-Servicer.  In the event that the Special Servicer  exercises such option,  the Purchase Price therefor shall be deposited in the related  Collection  Account and upon such deposit of the Purchase  Price and receipt of a Request for Release in the form of Exhibit K  hereto,  the Custodian  shall release the related  Mortgage File held for the benefit of the  Certificateholders  to the  Special  Servicer,  and the  Trustee  shall  execute and deliver at the
Special Servicer's  direction such instruments of transfer or assignment prepared by the Special Servicer,  in each case  without  recourse,  as shall be  necessary to transfer  title from the Trustee to the Special  Servicer.  The applicable  Servicer shall be entitled to reimbursement  from the Special Servicer for all expenses  incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.17 (b).

                  (c)      With respect to any  Mortgage  Loan,  a Servicer of such  Mortgage  Loan may (but is not obligated to) enter into a special servicing  agreement with an unaffiliated  Holder of a 100% Percentage  Interest of the  most  junior  outstanding  Class of  related  Subordinate  Certificates.  Any such  agreement  may  contain provisions  whereby such Holder may (i) instruct the related Servicer to commence or delay foreclosure  proceedings with respect to any such  Mortgage  Loan that is  delinquent  and will contain  provisions  for the deposit of cash with such Servicer by such Holder that would be available for  distribution  to  Certificateholders  if Liquidation
Proceeds  are less  than they  otherwise  may have  been had such  Servicer  acted in  accordance  with its  normal procedures,  (ii) purchase  any such Mortgage Loan that is delinquent from the Trust Fund immediately  prior to the commencement of foreclosure  proceedings at a price equal to the Purchase  Price,  and/or  (iii) assume  all of the servicing  rights and obligations  (as a Sub-Servicer  on behalf of the related  Servicer) with respect to any such
Mortgage Loan that is delinquent so long as (A) such Holder meets the  requirements  for a  Sub-Servicer  set forth in  Section 3.02(a),  (B) such Holder has a current special  servicing  ranking of at least "Average" from S&P, (C)
such Holder shall  subservice such Mortgage Loan in accordance with this  Agreement,  and (D) the related  Servicer has the right to transfer such servicing rights without the payment of any compensation to a Sub-Servicer.

                  SECTION 3.18.     Indemnification  of the  Trust  Administrator,  the  Master  Servicer  and the
Servicers.

                  Each Servicer (other than WMMSC) agrees to indemnify and hold the Master  Servicer  harmless from and against any and all losses, claims,  expenses,  costs or liabilities (including attorneys fees and court costs)
incurred by the Master  Servicer as a result of or in  connection  with the failure by such Servicer to perform the obligations or responsibilities imposed upon or undertaken by such Servicer under this Agreement.

                  The Master  Servicer  agrees to indemnify and hold each Servicer (other than WMMSC) harmless from and against any and all losses, claims,  expenses,  costs or liabilities (including attorneys fees and court costs)
incurred by such  Servicer as a result of or in connection  with the failure by the Master  Servicer to perform the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

                  WMMSC  agrees to indemnify  and hold the Trust  Administrator  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs)  incurred by the
Trust  Administrator  as a result of or in  connection  with the  failure by WMMSC to perform  the  obligations  or responsibilities imposed upon or undertaken by WMMSC under this Agreement.

                  The Trust  Administrator  agrees to indemnify  and hold WMMSC  harmless  from and against any and all losses,  claims,  expenses,  costs or liabilities  (including attorneys fees and court costs) incurred by WMMSC as a result of or in  connection  with the  failure  by the Trust  Administrator  to  perform  the  obligations  or responsibilities imposed upon or undertaken by the Trust Administrator under this Agreement.

                  SECTION 3.19.     Notification of Adjustments.

                  With respect to each Mortgage  Loan,  the related  Servicer shall adjust the Mortgage Rate on the related  Adjustment  Date in  compliance  with the  requirements  of  applicable  law and the related  Mortgage and
Mortgage  Note.  The related  Servicer  shall  execute and deliver any and all  necessary  notices  required  under applicable  law and the terms of the related  Mortgage Note and Mortgage  regarding the Mortgage Rate  adjustments.
Upon the  discovery  by the  related  Servicer  or the  receipt of notice  from the Trust  Administrator  that such
Servicer has failed to adjust a Mortgage  Rate in  accordance  with the terms of the related  Mortgage  Note,  such
Servicer shall  immediately  deposit in the Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

                  SECTION 3.20.     Designated Mortgage Loans.

                  (a)      For and on behalf of the  Certificateholders,  the Master  Servicer  shall  oversee  and enforce the  obligation of each  Designated  Servicer to service and  administer  the related  Designated  Mortgage
Loans in  accordance  with the terms of the related  Designated  Servicing  Agreement and shall have full power and authority  to do any and all things  which it may deem  necessary  or  desirable  in  connection  with such  master servicing and administration.  In performing its obligations  hereunder,  the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual  standards of practice of prudent  mortgage loan master servicers.  Furthermore,  the Master Servicer shall oversee and consult with each Designated  Servicer as necessary from  time-to-time  to carry out the  Master  Servicer's  obligations  hereunder,  and shall  receive,  review  and evaluate all reports, information and other data provided to the Master Servicer by each Designated Servicer.

                  The Master Servicer shall  terminate the rights and obligations of any Designated  Servicer under the related  Designated  Servicing  Agreement,  upon the failure of such Designated  Servicer to perform any of its obligations  under such Designated  Servicing  Agreement,  which failure results in an event of default as provided in such  Designated  Servicing  Agreement.  In the  event a  Designated  Servicer  is  terminated  pursuant  to the preceding  sentence,  the Master Servicer shall notify the Depositor and the Trust  Administrator  and shall either
(a) select and engage a successor  servicer of the related  Mortgage Loans or (b) act as successor  servicer of the related  Mortgage  Loans.  In either case,  the  Designated  Mortgage  Loans related to such  Designated  Servicing
Agreement shall be serviced by the successor to such Designated  Servicer  pursuant to the servicing  provisions of this Agreement,  and such Designated  Mortgage Loans shall be deemed as "Non-Designated  Mortgage Loans" under this
Agreement;  provided,  however, it is understood and acknowledged by the parties hereto that there will be a period of  transition  (not to exceed 90 days) before the actual  servicing  functions  can be fully  transferred  to such successor Designated Servicer. Such enforcement,  including,  without limitation,  the legal prosecution of claims, termination of Designated  Servicing  Agreements and the pursuit of other  appropriate  remedies,  shall be in such form and  carried  out to such an extent  and at such  time as the  Master  Servicer,  in its good  faith  business judgment,  would require were it the owner of the related  Mortgage Loans.  The Master Servicer shall pay the costs of such  enforcement  at its own expense,  provided that the Master  Servicer shall not be required to prosecute or defend any legal action  except to the extent that the Master  Servicer  shall have received  reasonable  indemnity for its costs and expenses in pursuing such action.

                  To the extent that the costs and expenses of the Master  Servicer  related to any  termination of a Designated  Servicer,  appointment of a successor Designated Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Designated Servicing Agreement (including,  without limitation,  (i) all legal costs and expenses and all due diligence  costs and expenses  associated  with an evaluation of the potential termination of a Designated  Servicer as a result of an event of default by such  Designated  Servicer and (ii) all costs and expenses  associated  with the complete  transfer of servicing,  including  all  servicing  files and all servicing  data and the  completion,  correction or  manipulation  of such servicing data as may be required by the successor  servicer to correct any errors or  insufficiencies  in the  servicing  data or  otherwise  to enable the successor  servicer to service the Mortgage Loans in accordance  with this  Agreement) are not fully  reimbursed by the  terminated  Designated  Servicer,  the Master  Servicer shall be entitled to  reimbursement  of such costs and expenses from the Trust.

                  (b)      Each month, if a Designated  Servicer fails to make a required  Advance by the date such
Advance is required to be made under the related Designated Servicing  Agreement,  the Master Servicer shall on the
Cash Remittance Date deposit in the amount of any required Advance in the Certificate Account.

                  (c)      Each month, the Master Servicer shall make  Compensating  Interest Payments with respect to the Designated Mortgage Loans to the extent provided in Section 3.03.

                  SECTION 3.21.     Assigned Prepayment Premiums.

                  (a)      Notwithstanding  anything  in  this  Agreement  to  the  contrary,  in  the  event  of a
Principal  Prepayment,  the applicable  Servicer may not waive any Assigned  Prepayment  Premium or portion thereof required  by the terms of the  related  Mortgage  Note  unless  (i) the  related  Mortgage  Loan is in  default  or foreseeable  default and such waiver  (a) is  standard and  customary in servicing  mortgage  loans  similar to the
Mortgage Loans and  (b) would,  in the reasonable  judgment of such Servicer,  maximize  recovery of total proceeds taking into account the value of such  Assigned  Prepayment  Premium and the related  Mortgage  Loan,  (ii) (A) the enforceability thereof is limited (1) by bankruptcy,  insolvency,  moratorium,  receivership,  or other similar law relating to  creditors'  rights  generally or (2) due to  acceleration  in connection  with a foreclosure  or other involuntary  payment,  or (B) the  enforceability is otherwise  limited or prohibited by applicable law,  (iii) the enforceability  would be considered  "predatory"  pursuant to written guidelines issued by any applicable  federal, state  or local  authority  having  jurisdiction  over  such  matters,  (iv) such  Servicer  is  unable  to  locate documentation  sufficient  to allow it to confirm the  existence  and amount of such  Assigned  Prepayment  Premium after using commercially  reasonable  efforts to locate such  documentation,  which efforts shall include,  but are not limited to, seeking such documentation  from the Depositor,  the Seller, the related Custodian and from its own records  or files or (v) the  related  Mortgaged  Property  has been  damaged  such that the  current  value of the
Mortgaged  Property  has been  reduced  by at least  half as a result of a natural  disaster  or other  insured  or uninsured  peril,  and the  borrower  has  elected  to pay the  loan in full  rather  than  rebuild  the  Mortgaged
Property.  For the  avoidance  of doubt,  the  applicable  Servicer  may waive an  Assigned  Prepayment  Premium in connection  with a short sale or short payoff on a defaulted  Mortgage  Loan. If an applicable  Servicer has waived all or a portion of an Assigned  Prepayment  Premium  relating to a  Principal  Prepayment,  other than as provided above,  such Servicer shall deliver to the Trust  Administrator  no later than the next  succeeding Cash Remittance
Date, for deposit into the Certificate  Account,  the amount of such Assigned  Prepayment  Premium (or such portion thereof as had been waived) for  distribution in accordance with the terms of this Agreement,  and if such Servicer fails to deliver such amount, any of the Trust  Administrator,  the Master Servicer,  the Trustee or the Seller may
enforce such  obligation  of such  Servicer to make such  payment.  If such Servicer has waived all or a portion of an Assigned  Prepayment  Premium for any reason, it shall include such  information,  including the reason for such waiver,  in any monthly  reports it provides,  and such Servicer if other than Wells Fargo,  shall notify the Trust
Administrator,  the Seller,  the Master  Servicer  and the Trustee of such  waiver,  and if such  Servicer is Wells
Fargo, Wells Fargo shall notify the Trust  Administrator and the Trust  Administrator shall forward any such notice to the Seller,  the Master  Servicer  and the  Trustee.  Notwithstanding  any  provision  in this  Agreement to the contrary,  in the event the Assigned  Prepayment  Premium  payable under the terms of the related  Mortgage Note is less than the  amount  of the  Assigned  Prepayment  Premium  set  forth in the  Mortgage  Loan  Schedule or  other information  provided to the applicable  Servicer,  such Servicer  shall not have any liability or obligation  with respect to such  difference.  The Master Servicer shall not have any  responsibility  for verifying the accuracy of the amount of Assigned Prepayment Premiums remitted by the Servicers.

                  (b)      Notwithstanding  anything in this  Agreement to the contrary,  the Trustee and the Trust
Administrator  shall have no obligation  to collect  Prepayment  Premiums from any Servicer or Designated  Servicer other than Wells Fargo,  in its capacity as a Servicer (or any of its successors  and assigns),  GreenPoint (or any of its successors and assigns) or SPS (or any of its successors and assigns).

                  (c)      Notwithstanding  anything  in this  Agreement  to the  contrary,  to the  extent  that a
Servicer  becomes the owner of the Prepayment  Premium with respect to any Mortgage Loan,  each Holder of a Class P
Certificate  hereby agrees that such Holder's right to receive  Prepayment  Premiums  collected by such Servicer in connection with the Principal  Prepayment of any of such Mortgage Loans or amounts  deposited  therein  pursuant to this Section 3.21 shall be extinguished in full.

                                                    ARTICLE IV

                                   PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

         As set forth in Section 4.01 of the Series Supplement.

                  SECTION 4.02.     Allocation of Losses.

         As set forth in Section 4.02 of the Series Supplement.

                  SECTION 4.03.     Recoveries.

         As set forth in Section 4.03 of the Series Supplement.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  (a) Not later than each Distribution Date, the Trust  Administrator shall prepare and cause to be made available to each Certificateholder,  the Master Servicer, each Servicer, the Trustee, the Depositor, the Swap
Counterparty and each Rating Agency, a statement  setting forth with respect to the related  distribution:  (A) the items listed in Exhibit T, other than items (v)(y), (v)(z),  (v)(jj), and (vii), (B) the amounts on deposit in each
Prefunding  Account  (including  a breakdown  of amounts  released  during the prior  calendar  month in respect of
Aggregate  Subsequent  Transfer  Amounts)  and (C) the  amount on  deposit  in each  Capitalized  Interest  Account
(including a breakdown of amounts  released for the calendar month  preceding such  Distribution  Date).  The Trust
Administrator  shall make the information  set forth in item (vii) of Exhibit T available on its website,  separate from the monthly distribution statement described above, until it is able to incorporate such information into such monthly distribution statement. The Trust Administrator shall use reasonable efforts to have the information set forth in item (vii) of Exhibit T incorporated into the monthly distribution statement distributed in September 2007.

                  The  Trust   Administrator's   responsibility   for  disbursing  the  above  information  to  the
Certificateholders  is limited to the  availability,  timeliness and accuracy of the  information  derived from the
Master Servicer and each Servicer, which shall be provided as required in Section 4.05.

                  On each Distribution  Date, the Trust  Administrator  shall provide Bloomberg  Financial Markets,
L.P.  ("Bloomberg") CUSIP level factors for each Class of Offered  Certificates as of such Distribution Date, using a format and media  mutually  acceptable to the Trust  Administrator  and Bloomberg.  In connection  with providing the information  specified in this Section 4.04 to Bloomberg,  the Trust  Administrator and any director,  officer, employee or agent of the Trust  Administrator  shall be indemnified and held harmless by DLJMC,  to the extent,  in the manner and subject to the limitations  provided in Section 9.05.  The Trust  Administrator  shall also make the monthly  statements to  Certificateholders  available each month to each party  referred to in  Section 4.04(a) via the Trust  Administrator's  website. The Trust  Administrator's  website can be accessed at  http://www.ctslink.com or at such other site as the Trust  Administrator  may designate from time to time.  Persons that are unable to use the above  website  are  entitled  to have a paper copy  mailed to them via first  class mail by calling  the Trust
Administrator  at  866-846-4526.  The  Trust  Administrator  shall  have the right to  change  the way the  reports referred to in this  Section 4.04 are distributed in order to make such  distribution  more convenient  and/or more accessible to the above parties and to the  Certificateholders.  The Trust  Administrator  shall provide timely and adequate  notification  to all above parties and to the  Certificateholders  regarding  any such change.  The Trust
Administrator  may fully rely upon and shall have no liability with respect to  information  provided by the Master
Servicer or any Servicer.

                  (b)      Upon request,  within a reasonable  period of time after the end of each calendar  year, the Trust  Administrator  shall cause to be furnished to each Person who at any time during the calendar year was a
Certificateholder,  a statement containing the information set forth in items (i)(c),  (i)(d),  (ii)(c) and (ii)(d)
of Exhibit T  aggregated  for such  calendar  year or  applicable  portion  thereof  during which such Person was a
Certificateholder.  Such  obligation  of the Trust  Administrator  shall be deemed  to have been  satisfied  to the extent that  substantially  comparable  information  shall be provided by the Trust  Administrator  pursuant to any requirements of the Code as from time to time in effect.

                  (c)      In addition to the  foregoing,  the Trust  Administrator  shall post an electronic  file containing  current loan level data with respect to the Mortgage Loans ("Loan Level Data"),  on a monthly basis, to the  website  referred  to in  Section  4.04(a).  The Loan  Level  Data  will  include  fields  as agreed to by the
Depositor and the Trust  Administrator  from time to time.  The Loan Level Data will be based solely on information provided  by the  Servicers,  and the Trust  Administrator's  provision  of the Loan  Level  Data is subject to the availability,  timeliness and accuracy of the information  provided by the Servicers.  The Loan Level Data will not include any personally  identifiable  information,  including but not limited to: borrower name,  borrower address, property address,  borrower social security number,  and originator's loan account number.  The Loan Level Data may include recent property  valuation  information,  including based on a recent broker's price opinion.  As agreed to by the Depositor and the Trust  Administrator,  the format of the Loan Level Data may be modified at any time,  and the  posting  of the Loan  Level  Data may be  discontinued  at any  time.  The  Trust  Administrator  shall not be required to provide the Loan Level Data in paper form.

                  SECTION 4.05.     Servicer to Cooperate.

                  Each Servicer  (other than WMMSC and SPS) shall provide to the Master  Servicer,  the information set forth in Exhibits H-1, H-2, H-3 and H-4 and any other information the Master Servicer  requires,  and SPS shall provide to the Master Servicer, the information set forth in Exhibits H-1, H-2, H-4 (and with respect to the Master
Servicer and  information  provided by SPS, the  information  set forth in Exhibits P and Q), P and Q and any other information  the Master  Servicer  requires,  in each case in such form as the  Master  Servicer  shall  reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Master Servicer, with respect to each  Mortgage  Loan  serviced by such  Servicer no later than (i) with  respect to a Servicer  other than Wells
Fargo,  12:00 noon (New York City time) on the Data  Remittance  Date, and (ii) with respect to Wells Fargo, on the
Data Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

                  Each Servicer (other than WMMSC) also shall provide to the Master  Servicer,  the information set forth in Exhibit H-1,  solely relating to Payoffs received during the related  Prepayment  Period,  in such form as the Master  Servicer  shall  reasonably  request,  or in such form as may be  mutually  agreed  upon  between  such
Servicer and the Master  Servicer,  with respect to each  Mortgage Loan serviced by such Servicer no later than the
Additional  Data  Remittance  Date,  to enable  the  Master  Servicer  to  provide  such  information  to the Trust
Administrator.

                  The Master  Servicer,  with respect to the Mortgage Loans which are not WMMSC  Serviced  Mortgage
Loans, and WMMSC, with respect to the WMMSC Serviced Mortgage Loans,  shall provide to the Trust  Administrator the information set forth in Exhibits H-1,  H-2, H-3 and H-4 in such form as the Trust  Administrator  shall reasonably request no later than  12:00 noon  (New York City  time) on the  related  Data  Remittance  Date or on the  related
Additional Data Remittance  Date, as applicable,  to enable the Trust  Administrator to calculate the amounts to be distributed  to each Class of  Certificates  and  otherwise  perform its  distribution,  accounting  and  reporting requirements hereunder.

                  SECTION 4.06.     Cross-Collateralization; Adjustments to Available Funds.

         As set forth in Section 4.06 of the Series Supplement.

                  SECTION 4.07.     Interest Rate Cap Account(s).

         As set forth in Section 4.07 of the Series Supplement.

                  SECTION 4.08.     Supplemental Interest Trust(s).

         As set forth in Section 4.08 of the Series Supplement.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  The Swap  Counterparty,  if any,  shall be deemed a third-party  beneficiary of this Agreement to the same  extent  as if it were a party  hereto  and  shall  have the  right  to  enforce  its  rights  under  this
Agreement.  For the protection and enforcement of the provisions of this Section,  the Swap  Counterparty  shall be entitled to relief as can be given either at law or in equity.

                  SECTION 4.10.     Replacement Swap Counterparty.

         As set forth in Section 4.10 of the Series Supplement.

                                                     ARTICLE V

                                   ADVANCES BY THE MASTER SERVICER AND SERVICERS

                  SECTION 5.01.     Advances by the Trust Administrator, Master Servicer and Servicers.

                  With respect to the  Non-Designated  Mortgage  Loans,  each Servicer shall deposit in the related
Collection  Account as Advances an amount equal to all Scheduled  Payments (with interest at the Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage Loans serviced by it during the applicable
Collection  Period and which were  delinquent at the close of business on the immediately  preceding  Determination
Date;  provided,  however,  that with  respect to any Balloon  Loan that is  delinquent  on its  maturity  date,  a
Servicer  shall not be required to advance  the related  balloon  payment but shall be required to continue to make
Advances in  accordance  with this  Section 5.01  with  respect to such  Balloon Loan in an amount equal to (a) for each Servicer  other than WMMSC,  an assumed  scheduled  payment that would  otherwise be due based on the original amortization  schedule for that Mortgage Loan (with  interest at the Mortgage Rate less the Servicing Fee Rate) and
(b) for WMMSC, one month's interest on the outstanding  principal balance at the applicable  Mortgage Rate, in each case to the extent the related  Servicer deems such amount to be recoverable.  Each  Servicer's  obligation to make such Advances as to any related  Non-Designated  Mortgage Loan shall continue  through the last  Scheduled  Payment due prior to the  payment  in full of such  Non-Designated  Mortgage  Loan,  or through  the date that the  related
Mortgaged Property has, in the judgment of the related Servicer,  been completely  liquidated.  Each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

                  With respect to any  Non-Designated  Mortgage Loan, to the extent required by Accepted  Servicing
Practices,  the Master  Servicer  and each  Servicer  shall be obligated to make  Advances in  accordance  with the provisions of this Agreement;  provided,  however, that such obligation with respect to any related  Non-Designated
Mortgage  Loan shall  cease if the Master  Servicer  or a Servicer  determines,  in its  reasonable  opinion,  that
Advances with respect to such  Non-Designated  Mortgage  Loan are  Nonrecoverable  Advances.  In the event that the
Master  Servicer or such  Servicer  determines  that any such  Advances  are  Nonrecoverable  Advances,  the Master
Servicer or such Servicer shall provide the Trust  Administrator  with a certificate  signed by a Servicing Officer evidencing such determination.

                  With respect to any  Non-Designated  Mortgage  Loan,  if the amount of Advances  received  from a
Servicer (other than WMMSC) is less than the amount  required to be advanced by such Servicer,  the Master Servicer shall be obligated to make a payment in an amount equal to such  deficiency,  subject to any  determination  by the
Master Servicer that any portion of the amount required to be advanced is a  Nonrecoverable  Advance.  With respect to any WMMSC  Serviced  Mortgage  Loan,  if the  amount of  Advances  received  from  WMMSC is less than the amount required to be advanced by WMMSC, the Trust  Administrator  shall be obligated to make a payment in an amount equal to such  deficiency,  subject  to any  determination  by the Trust  Administrator  that any  portion  of the amount required to be advanced is a Nonrecoverable Advance.

                  With respect to any of the  Non-Designated  Mortgage  Loans, if an Advance is required to be made hereunder by a Servicer,  such Servicer  shall on the Cash  Remittance  Date either  (i) deposit  in the Collection
Account from its own funds an amount  equal to such  Advance,  (ii) cause  to be made an  appropriate  entry in the records of the  Collection  Account that funds in such account  being held for future  distribution  or  withdrawal have been, as permitted by this  Section 5.01,  used by such  Servicer to make such Advance or (iii) make  Advances in the form of any  combination  of clauses  (i) and  (ii) aggregating  the amount of such Advance.  Any such funds being held in a Collection  Account for future  distribution  and so used shall be replaced by such  Servicer  from its own funds by deposit in such Collection  Account on or before any future  Distribution Date in which such funds would be due or from other funds in such Collection Account being held for future distribution at that time.

                  With  respect to any  Designated  Mortgage  Loan,  the Master  Servicer  shall make  Advances  as required by Section 3.20(b) of this Agreement.

                                                    ARTICLE VI

                                                 THE CERTIFICATES

                  SECTION 6.01.     The Certificates.

                  The  Certificates  shall be in  substantially  the forms set forth in Exhibits A, B, C, D-1, D-2,
E, F and G hereto,  with  such  appropriate  insertions,  omissions,  substitutions  and  other  variations  as are required or permitted by this  Agreement or as may in the  reasonable  judgment of the Trust  Administrator  or the
Depositor be necessary,  appropriate or convenient to comply, or facilitate  compliance,  with applicable laws, and may have such letters,  numbers or other marks of  identification  and such legends or endorsements  placed thereon as may be required  to comply with the rules of any  securities  exchange on which any of the  Certificates  may be listed, or as may, consistently  herewith, be determined by the officers executing such Certificates,  as evidenced by their execution thereof.

                  Subject  to  Section 11.03  respecting  the  final  distribution  on the  Certificates,  on  each
Distribution  Date the Trust  Administrator  shall make  distributions to each  Certificateholder  of record on the preceding  Record Date either (x) by wire transfer in immediately  available funds to the account of such holder at a bank or other  entity  having  appropriate  facilities  therefor,  if (i) such  Holder has so notified  the Trust
Administrator  at least five Business Days prior to the related  Record Date and (ii) such  Holder shall hold (A) a
Notional  Amount  Certificate,  (B)  100%  of  the  Class  Principal  Balance  of  any  Class  of  Certificates  or
(c) Certificates  of any Class with aggregate  principal  Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such  Certificateholder  at the address of such holder  appearing in the  Certificate
Register.

                  The definitive Certificates shall be printed,  typewritten,  lithographed or engraved or produced by any  combination  of these  methods  or may be  produced  in any  other  manner  permitted  by the  rules of any securities  exchange on which any of the  Certificates may be listed,  all as determined by the officers  executing such Certificates, as evidenced by their execution thereof.

                  The  Certificates  shall be issuable in registered form, in the minimum  denominations,  integral multiples in excess thereof  (except that one  Certificate in each Class may be issued in a different  amount which must be in excess of the applicable  minimum  denomination) and aggregate  denominations per Class set forth in the
Preliminary Statement of the Series Supplement.

                  The  Certificates  shall be  executed  by manual or  facsimile  signature  on behalf of the Trust
Administrator  by a Responsible  Officer.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such  signatures were affixed,  authorized to sign on behalf of the Trust  Administrator shall bind the Trust  Administrator,  notwithstanding  that such  individuals  or any of them have  ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of such  Certificate.  No Certificate  shall be entitled to any benefit under this  Agreement,  or be valid for any purpose,  unless  there  appears  on such  Certificate  a  certificate  of  authentication  executed  by the  Trust
Administrator  by  manual  signature,  and  such  certificate  of  authentication  upon  any  Certificate  shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

                  SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

                  (a)      The  Trust  Administrator  shall  maintain,  or cause to be  maintained,  a  Certificate
Register in which,  subject to such  reasonable  regulations as it may  prescribe,  the Trust  Administrator  shall provide for the  registration  of Certificates  and of transfers and exchanges of Certificates as herein  provided.
Upon  surrender  for  registration  of  transfer  of  any  Certificate,  the  Trust  Administrator  shall  execute, authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates in like aggregate interest and of the same Class.

                  (b)      At  the  option  of  a  Certificateholder,  Certificates  may  be  exchanged  for  other
Certificates of authorized  denominations and the same aggregate  interest in the Trust Fund and of the same Class, upon surrender of the  Certificates  to be exchanged at the office or agency of the Trust  Administrator  set forth in  Section 6.06.  Whenever any  Certificates  are so  surrendered  for  exchange,  the Trust  Administrator  shall execute,  authenticate and deliver the Certificates which the Certificateholder  making the exchange is entitled to
receive.   Every  Certificate  presented  or  surrendered  for  registration  of  transfer  or  exchange  shall  be accompanied by a written  instrument of transfer in form satisfactory to the Trust  Administrator  duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c)      No  service  charge  to the  Certificateholders  shall be made for any  registration  of transfer or exchange of  Certificates,  but payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

                  (d)      All  Certificates  surrendered  for  registration  of  transfer  and  exchange  shall be canceled and  subsequently  destroyed  by the Trust  Administrator  in  accordance  with the Trust  Administrator's customary procedures.

                  (e)      No  transfer  of any Private  Certificate  shall be made  unless  that  transfer is made pursuant to an effective  registration  statement under the 1933 Act and effective  registration  or  qualification under applicable state  securities  laws, or is made in a transaction  which does not require such  registration or qualification.  Except in connection  with any transfer of a Private  Certificate by the Depositor to any affiliate or any transfer of a Private  Certificate  from the Depositor or an affiliate of the Depositor to an owner trust or other  entity  established  by the  Depositor,  in the event  that a  transfer  is to be made in  reliance  upon an exemption  from the 1933 Act and such laws,  in order to assure  compliance  with the 1933 Act and such  laws,  the
Certificateholder  desiring to effect such transfer and such Certificateholder's  prospective transferee shall each certify to the Trust  Administrator  in writing the facts  surrounding the transfer in  substantially  the form set forth in Exhibit L (the  "Transferor  Certificate")  and (i) deliver a letter in  substantially  the form of either
(A)  Exhibit M-1  (the  "Investment  Letter"),  provided that all of the Private  Certificates  of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer,  (B) Exhibit M-2  (the "Rule 144A
Letter")  or  (C) Exhibit M-3  (the  "Regulation S   Letter")  or  (ii) there  shall  be  delivered  to  the  Trust
Administrator  at the expense of the  transferor  an Opinion of Counsel that such  transfer may be made pursuant to an  exemption  from the 1933 Act.  The  Depositor  shall  provide  to any Holder of a Private  Certificate  and any prospective  transferee  designated  by any such Holder,  information  regarding the related  Certificates  and the
Mortgage Loans and such other  information as shall be necessary to satisfy the condition to eligibility  set forth in  Rule 144A(d)(4)  or  Regulation S,  as applicable,  for transfer of any such Certificate  without  registration thereof  under the 1933 Act pursuant to the  registration  exemption  provided by Rule 144A  or  Regulation S.  The
Trust  Administrator  shall cooperate with the Depositor in providing the  information  referenced in the preceding sentence,  including  providing to the Depositor such information  regarding the  Certificates,  the Mortgage Loans and other matters  regarding the Trust Fund as the Depositor shall reasonably  request to meet its obligation under the preceding  sentence.  Each Holder of a Private  Certificate  desiring to effect such transfer  shall,  and does hereby  agree to,  indemnify  the Trust  Administrator,  the  Depositor,  the  Seller,  the Master  Servicer,  each
Servicer,  the Special Servicer and the  Modification  Oversight Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (f)      Except in  connection  with any transfer of a Private  Certificate  by the  Depositor to any  affiliate or any transfer of a Private  Certificate  from the Depositor or an affiliate of the Depositor to an owner trust or other entity established by the Depositor,  no transfer of an  ERISA-Restricted  Certificate (except for the Residual  Certificates)  shall be made unless the Trust  Administrator  shall have  received in  accordance with  Exhibit M-1,  Exhibit M-2  or  Exhibit M-3,  as  applicable,  either  (i) a  representation  letter  from the transferee of such Certificate,  acceptable to and in form and substance  satisfactory to the Trust  Administrator, to the effect that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or  arrangement,  which  representation letter shall not be an expense of the Trustee,  the Trust  Administrator  or the Trust Fund,  (ii) if the purchaser is an  insurance  company  and the  Certificate  has  been  the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the  purchaser  is an insurance  company  which is  purchasing  such  Certificates  with funds contained  in an  "insurance  company  general  account"  (as such term is defined in  Section V(e)  of  Prohibited
Transaction  Class  Exemption  95-60 ("PTCE  95-60")) and that the  purchase and holding of such  Certificates  are covered  under  Sections  I and III of PTCE  95-60  or  (iii) in  the case of any such  Certificate  presented  for registration  in the  name of an  employee  benefit  plan  or  arrangement  subject  to  Section 406  of  ERISA  or
Section 4975 of the Code (or comparable provisions of any subsequent enactments),  or a person using such plan's or arrangement's  assets,  an  Opinion of  Counsel  satisfactory  to the Trust  Administrator  to the effect  that the purchase or holding of such  Certificate  will not result in prohibited  transactions  under  Section 406  of ERISA and/or  Section 4975  of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which
Opinion  of  Counsel  shall not be an  expense  of such  parties  or the Trust  Fund.  No  transfer  of a  Residual
Certificate  shall be made unless the Trust  Administrator  shall have received,  in accordance with  Exhibit N,  a representation  letter  from  the  transferee  of  such  Certificate,  acceptable  to and  in  form  and  substance satisfactory  to the Trust  Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement,  which  representation  letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund. In the event the representations  referred to in this  Section 6.02(f) are  not furnished,  such representations  shall  be  deemed  to have  been  made  to the  trustee  by the  transferee's  acceptance  of such
ERISA-Restricted  Certificate  by any  beneficial  owner who  purchases  an  interest in such  Certificate  if such
Certificate  is a  Book-Entry  Certificate.  In the event that a  representation  is  violated,  or any  attempt to transfer  an  ERISA-Restricted  Certificate  to a plan or  arrangement  or person  using a plan's or  arrangement's assets is attempted  without the delivery to the Trust  Administrator  of the Opinion of Counsel  described  above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

                  (g)      Additional restrictions on transfers of the Residual Certificates are set forth below:

                           (i)      Each  Person  who has or who  acquires  any  ownership  interest  in a Residual
         Certificate  shall be deemed by the acceptance or  acquisition  of such ownership  interest to have agreed to be bound by the following  provisions and to have  irrevocably  authorized the Trust  Administrator  or its designee  under clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause  (iii)(B)  below and to execute all  instruments of transfer  and to do all other  things  necessary  in  connection  with any such  sale.  The rights of each
         Person acquiring any ownership  interest in a Residual  Certificate are expressly subject to the following provisions:

                                    (A)     Each Person  holding or acquiring any ownership  interest in a Residual
              Certificate  shall be other than a  Disqualified  Organization  and shall  promptly  notify the Trust
              Administrator  of any  change  or  impending  change  in its  status  as  other  than a  Disqualified
              Organization.

                                    (B)     In connection with any proposed  transfer of any ownership  interest in a Residual  Certificate to a U.S. Person, the Trust  Administrator  shall require delivery to it, and shall not register the transfer of a Residual  Certificate  until its receipt of (1) an affidavit and agreement (a "Transferee  Affidavit and Agreement"  attached  hereto as Exhibit N)  from the proposed transferee,  in  form  and  substance  satisfactory  to the  Trust  Administrator,  representing  and warranting,  among other  things,  that it is not a non U.S.  Person,  that such  transferee is other than a  Disqualified  Organization,  that it is not acquiring  its  ownership  interest in a Residual
              Certificate  that is the  subject of the  proposed  Transfer  as a nominee,  trustee or agent for any
              Person  who is not  other  than a  Disqualified  Organization,  that  for so long as it  retains  its ownership interest in a Residual  Certificate,  it shall endeavor to remain other than a Disqualified
              Organization,  and that it has  reviewed  the  provisions  of this  Section 6.02(g) and  agrees to be bound by them,  and (2) a  certificate,  attached  hereto as  Exhibit O,  from the Holder  wishing to transfer a Residual  Certificate,  in form and  substance  satisfactory  to the Trust  Administrator, representing  and  warranting,  among other  things,  that no purpose of the proposed  transfer is to allow such Holder to impede the assessment or collection of tax.

                                    (C)     Notwithstanding  the delivery of a Transferee  Affidavit  and Agreement by a proposed  transferee  under clause (B) above, if the Trust  Administrator  has actual  knowledge that the  proposed  transferee  is not other than a  Disqualified  Organization,  no  transfer  of an ownership interest in a Residual Certificate to such proposed transferee shall be effected.

                                    (D)     Each Person  holding or acquiring any ownership  interest in a Residual
              Certificate  agrees,  by  holding or  acquiring  such  ownership  interest,  to require a  Transferee
              Affidavit  and  Agreement  from the  other  Person to whom  such  Person  attempts  to  transfer  its ownership  interest and to provide a  certificate  to the Trust  Administrator  in the form  attached hereto as Exhibit O.

                           (ii)     The  Trust   Administrator   shall   register  the  transfer  of  any  Residual
         Certificate  only if it shall have received the Transferee  Affidavit and Agreement,  a certificate of the
         Holder  requesting  such transfer in the form attached hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

                           (iii)    (A)     If any  Disqualified  Organization  shall become a Holder of a Residual
              Certificate,  then the last preceding  Holder that was other than a Disqualified  Organization  shall be  restored,  to the  extent  permitted  by law,  to all rights and  obligations  as Holder  thereof retroactive to the date of  registration  of such transfer of such Residual  Certificate.  If any non
              U.S. Person shall become a Holder of a Residual  Certificate,  then the last preceding Holder that is a U.S.  Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as
              Holder thereof  retroactive to the date of  registration  of the transfer to such non U.S.  Person of such Residual  Certificate.  If a transfer of a Residual  Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,  then the last preceding
              Holder that was other than a Disqualified  Organization  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration of such transfer of such Residual  Certificate.  The Trust  Administrator shall be under no liability to any Person for any  registration of transfer of a Residual  Certificate that is in fact not permitted by this  Section 6.02(g) or  for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B)     If any purported  transferee of a Residual  Certificate  shall become a
              Holder of a Residual  Certificate in violation of the  restrictions  in this  Section 6.02(g) and  to the  extent  that  the  retroactive  restoration  of  the  rights  of the  Holder  of  such  Residual
              Certificate as described in clause (iii)(A)  above shall be invalid,  illegal or unenforceable,  then the  Depositor  shall  have the  right,  without  notice to the  Holder  or any prior  Holder of such
              Residual  Certificate,  to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the  Depositor  may  choose.  Such  purported  transferee  shall  promptly  endorse and deliver  a  Residual  Certificate  in  accordance  with  the  instructions  of  the  Depositor.  Such purchaser  may be the  Depositor  itself or any  affiliate  of the  Depositor.  The  proceeds of such sale,  net of the  commissions  (which  may  include  commissions  payable  to the  Depositor  or its affiliates),  expenses and taxes due, if any,  shall be remitted by the  Depositor to such  purported transferee.  The terms and  conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Depositor,  and the Depositor shall not be liable to any Person having an ownership  interest or a purported  ownership  interest in a Residual  Certificate as a result of its exercise of such discretion.

                           (iv)     The Master  Servicer and each Servicer,  on behalf of the Trust  Administrator, shall make  available,  upon written  request from the Trust  Administrator,  all  information  reasonably available  to it that is  necessary  to compute  any tax  imposed  (A) as a result of the  transfer  of an ownership  interest  in a  Residual  Certificate  to  any  Person  who is not  other  than a  Disqualified
         Organization,  including the  information  regarding  "excess  inclusions"  of such  Residual  Certificate required to be provided to the  Internal  Revenue  Service and certain  Persons as  described  in Treasury
         Regulation  Section 1.860D  1(b)(5), and (B) as a result of any regulated investment company,  real estate
         investment  trust,  common  trust  fund,   partnership,   trust,  estate  or  organizations  described  in
         Section 1381  of the Code having as among its record  holders at any time any Person who is not other than a Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer or the related Servicer from such Person.

                           (v)      The   provisions   of   this   Section 6.02(g) set    forth   prior   to   this
         Section 6.02(g)(v) may  be modified,  added to or eliminated by the  Depositor,  provided that there shall have been delivered to the Trust Administrator the following:

                                    (A)     written  notification  from each  Rating  Agency to the effect that the modification,  addition to or  elimination  of such  provisions  will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

                                    (B)     a  certificate  of  the  Depositor   stating  that  the  Depositor  has
              received an Opinion of Counsel,  in form and substance  satisfactory to the Depositor,  to the effect that such  modification,  addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that  (i) the  Trust Fund may be subject to an entity level tax caused by the transfer of a Residual  Certificate  to a Person which is not other than a Disqualified  Organization or (2) a  Certificateholder  or another Person will be subject to a
              REMIC  related tax caused by the transfer of  applicable  Residual  Certificate  to a Person which is not other than a Disqualified Organization.

                           (vi)     The following legend shall appear on each Residual Certificate:

              ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
              TRANSFEREE  PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUST  ADMINISTRATOR THAT (1)
              SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY
              FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF
              THE FOREGOING,  (B) ANY ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN SECTION 521 OF THE
              CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION IS
              SUBJECT  TO THE TAX  IMPOSED BY  SECTION  511 OF THE CODE,  (C) ANY  ORGANIZATION  DESCRIBED  IN
              SECTION  1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
              OR (C) BEING  HEREINAFTER  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (D) AN AGENT OF A
              DISQUALIFIED  ORGANIZATION  AND (2) NO PURPOSE OF SUCH  TRANSFER IS TO ENABLE THE  TRANSFEROR TO
              IMPEDE  THE   ASSESSMENT  OR  COLLECTION  OF  TAX.   SUCH   AFFIDAVIT   SHALL  INCLUDE   CERTAIN
              REPRESENTATIONS AS TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE
              REGISTRATION  IN THE  CERTIFICATE  REGISTER OF ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS
              CERTIFICATE TO A DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH
              REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL
              NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
              TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY
              ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE  CONSENTED TO THE  PROVISIONS  OF THIS
              PARAGRAPH.

                  (h)      The Trust  Administrator  shall  have no  liability  to the Trust  Fund  arising  from a transfer of any such Certificate in reliance upon a certification,  ruling or Opinion of Counsel  described in this
Section 6.02;  provided,  however,  that the Trust  Administrator  shall not  register the transfer of any Residual
Certificate  if it has  actual  knowledge  that the  proposed  transferee  does not  meet the  qualifications  of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

                  (i)      Each  Holder  of a Swap  Certificate  or any  interest  therein  shall be deemed to have represented,  by its acquisition or holding of such certificate or any interest therein,  that as of any date prior to the  termination  of the Swap  Agreement,  at least  one of PTCE  84-14,  90-1,  91-38,  95-60 or 96-23 or other applicable exemption applies to such Holder's right to receive payments from the Supplemental Interest Trust.

                  SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If  (a) any  mutilated  Certificate  is  surrendered  to the  Trust  Administrator,  or the Trust
Administrator  receives  evidence to its  satisfaction  of the  destruction,  loss or theft of any  Certificate and
(b) there is delivered to each Servicer,  the Trustee and the Trust Administrator such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee and the Trust
Administrator  that such  Certificate has been acquired by a protected  purchaser,  the Trust  Administrator  shall execute,  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen
Certificate,  a new  Certificate  of like tenor and interest in the Trust Fund. In connection  with the issuance of any new Certificate under this  Section 6.03,  the Trust  Administrator may require the payment of a sum sufficient to cover any tax or other  governmental  charge  that may be imposed in  relation  thereto  and any other  expenses
(including the fees and expenses of the Trust  Administrator)  connected  therewith.  Any  replacement  Certificate issued  pursuant to this  Section 6.03  shall  constitute  complete and  indefeasible  evidence of ownership in the
Trust Fund, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate shall be found at any time.

                  SECTION 6.04.     Persons Deemed Owners.

                  Prior to due  presentation of a Certificate  for  registration  of transfer,  each Servicer,  the
Trust  Administrator,  and any agent of the Master Servicer or any Servicer,  the Trust Administrator may treat the person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving distributions  as  provided  in this  Agreement  and for all  other  purposes  whatsoever,  and none of the  Master
Servicer  or the  Servicers,  the Trust  Administrator,  nor any agent of the Master  Servicer or a Servicer or the
Trust Administrator shall be affected by any notice to the contrary.

                  SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

                  (a)      If  three  or  more   Certificateholders   (i) request   in   writing   from  the  Trust
Administrator  a list of the names and addresses of  Certificateholders,  (ii) state  that such  Certificateholders desire to  communicate  with other  Certificateholders  with respect to their rights under this  Agreement or under the Certificates and (iii) provide a copy of the communication which such  Certificateholders  propose to transmit, then the Trust  Administrator  shall,  within ten  Business  Days after the  receipt of such  request,  afford such
Certificateholders  access during normal  business hours to a current list of the  Certificateholders.  The expense of  providing  any such  information  requested  by a  Certificateholder  shall be borne by the  Certificateholders
requesting  such  information  and  shall  not  be  borne  by  the  Trust  Administrator  or  the  Trustee.   Every
Certificateholder,  by receiving  and holding a  Certificate,  agrees that the Trustee and the Trust  Administrator shall  not be  held  accountable  by  reason  of the  disclosure  of any  such  information  as to the  list of the
Certificateholders hereunder, regardless of the source from which such information was derived.

                  (b)      The Master  Servicer and each  Servicer,  so long as it is a servicer  hereunder,  DLJMC and the  Depositor  shall have  unlimited  access to a list of the names and  addresses  of the  Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

                  SECTION 6.06.     Maintenance of Office or Agency.

                  The Trust  Administrator  shall  maintain or cause to be  maintained  at its expense an office or offices or agency or agencies in Minneapolis,  Minnesota where  Certificates may be surrendered for registration of transfer  or  exchange  and  where  notices  and  demands  to or upon the Trust  Administrator  in  respect  of the
Certificates and this Agreement may be served.  The Trust  Administrator  initially  designates its Corporate Trust
Office  as its  office  for such  purpose.  The  Trust  Administrator  shall  give  prompt  written  notice  to the
Certificateholders of any change in the location of any such office or agency.

                  SECTION 6.07.     Book-Entry Certificates.

                  Notwithstanding  the foregoing,  the Book-Entry  Certificates,  upon original issuance,  shall be issued  in the  form of one or more  typewritten  Certificates  representing  the  Book-Entry  Certificates,  to be delivered to DTC, the initial  Clearing  Agency,  by, or on behalf of, the Depositor.  The Book-Entry  Certificates shall  initially be  registered on the  Certificate  Register in the name of Cede & Co., the nominee of DTC, as the initial  Clearing  Agency,  and no  Beneficial  Holder will  receive a  definitive  certificate  representing  such
Beneficial  Holder's  interest  in  the  Certificates,  except  as  provided  in  Section 6.09.  Unless  and  until definitive,  fully registered Certificates  ("Definitive  Certificates") have been issued to the Beneficial Holders pursuant to Section 6.09:

                  (a)      the  provisions of this  Section 6.07  shall be in full force and effect with respect to the Book-Entry Certificates;

                  (b)      the  Depositor  and the Trust  Administrator  may deal with the Clearing  Agency for all purposes with respect to the Book-Entry  Certificates  (including the making of distributions on such Certificates)
as the sole Holder of such Certificates;

                  (c)      to the  extent  that  the  provisions  of this  Section 6.07  conflict  with  any  other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

                  (d)      the rights of the Beneficial  Holders of the Book-Entry  Certificates shall be exercised only  through  the  Clearing  Agency and the  Participants  and shall be limited  to those  established  by law and agreements  between  such  Beneficial  Holders and the Clearing  Agency  and/or the  Participants.  Pursuant to the
Depository  Agreement,  unless and until Definitive  Certificates are issued pursuant to Section 6.09,  the initial
Clearing Agency will make book-entry  transfers among the  Participants  and receive and transmit  distributions of principal and interest on the related Book-Entry Certificates to such Participants.

                  For  purposes of any  provision  of this  Agreement  requiring  or  permitting  actions  with the consent of, or at the direction of, Holders of the  Book-Entry  Certificates  evidencing a specified  percentage of the  aggregate  unpaid  principal  amount of such  Certificates,  such  direction  or  consent  may be given by the
Clearing  Agency at the  direction  of  Beneficial  Holders  owning  such  Certificates  evidencing  the  requisite percentage  of  principal  amount of such  Certificates.  The  Clearing  Agency may take  conflicting  actions with respect to the  Book-Entry  Certificates  to the extent  that such  actions  are taken on behalf of the  Beneficial
Holders.

                  SECTION 6.08.     Notices to Clearing Agency.

                  Whenever  notice or other  communication  to the Holders of Book-Entry  Certificates  is required
under  this  Agreement,   unless  and  until  Definitive  Certificates  shall  have  been  issued  to  the  related
Certificateholders   pursuant  to  Section 6.09,   the  Trust   Administrator  shall  give  all  such  notices  and
communications  specified  herein to be given to Holders of the  Book-Entry  Certificates  to the  Clearing  Agency
which shall give such notices and  communications  to the related  Participants  in accordance  with its applicable rules, regulations and procedures.

                  SECTION 6.09.     Definitive Certificates.

                  If (a) the  Depositor  advises the Trust  Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its  responsibilities  under the Depository  Agreement with respect to the Certificates and the Trust  Administrator or the Depositor is unable to locate a qualified  successor,  (b) the
Depositor,  with the consent of the applicable  Participants,  advises the Trust  Administrator  in writing that it elects to terminate the book-entry system with respect to the Book-Entry  Certificates  through the Clearing Agency or (c) after the  occurrence of an Event of Default,  Holders of Book-Entry  Certificates  evidencing not less than
66-2/3% of the aggregate Class Principal Balance of the Book-Entry  Certificates  advise the Trust Administrator in writing that the  continuation of a book-entry  system with respect to the such  Certificates  through the Clearing
Agency is no longer in the best  interests  of the  Holders of such  Certificates  with  respect to the  Book-Entry
Certificates and the applicable  Participants  consent,  the Trust  Administrator  shall notify all Holders of such
Certificates of the occurrence of any such event and the  availability of Definitive  Certificates.  Upon surrender to the Trust  Administrator of such Certificates by the Clearing Agency,  accompanied by registration  instructions from the Clearing Agency for registration,  the Trust  Administrator  shall authenticate and deliver the Definitive
Certificates.  Neither  the  Depositor  nor the Trust  Administrator  shall be liable for any delay in  delivery of such  instructions  and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Certificates  all references  herein to obligations  imposed upon or to be performed by the  Clearing  Agency shall be deemed to be imposed upon and  performed by the Trust  Administrator,  to the extent applicable with respect to such Definitive  Certificates,  and the Trust  Administrator shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

                                                    ARTICLE VII

                                       THE DEPOSITOR, THE SELLER, THE MASTER
                SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                  SECTION 7.01.     Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers,
                                            the Special Servicer and the Modification Oversight Agent.

                  The Depositor,  the Seller,  the Master  Servicer,  each Servicer,  the Special  Servicer and the
Modification  Oversight Agent shall be liable under this Agreement to any other party to this Agreement,  including the  liability  of each  Servicer  (other than WMMSC) to the Master  Servicer in  accordance  herewith  only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

                  SECTION 7.02.     Merger or Consolidation of the Seller, the Depositor, the Master Servicer, the
                                            Servicers, the Special Servicer or the Modification Oversight Agent.

                  Subject  to  the  immediately  succeeding  paragraph,  the  Depositor,  the  Seller,  the  Master
Servicer,  each Servicer,  the Special Servicer and the  Modification  Oversight Agent shall each do or cause to be done all things  necessary  to  preserve  and keep in full force and effect its  existence,  rights and  franchises
(charter  and  statutory)  and shall  each  obtain and  preserve  its  qualification  to do  business  as a foreign corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and enforceability  of this  Agreement,  or any of the Mortgage Loans and to perform its  respective  duties under this
Agreement.

                  Any Person into which the Depositor,  the Seller, the Master Servicer,  any Servicer, the Special
Servicer or the  Modification  Oversight  Agent may be merged or  consolidated,  or any Person  resulting  from any merger or  consolidation  to which the  Depositor,  the Seller,  the Master  Servicer,  any  Servicer,  the Special
Servicer or the  Modification  Oversight  Agent shall be a party,  or any Person  succeeding to the business of the
Depositor,  the Seller,  the Master Servicer,  any Servicer,  the Special  Servicer or the  Modification  Oversight
Agent,  shall be the successor of the  Depositor,  the Seller,  the Master  Servicer,  such  Servicer,  the Special
Servicer or the  Modification  Oversight Agent, as the case may be,  hereunder,  without the execution or filing of any  paper  or any  further  act on  the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding;  provided,  however,  that (i) the successor or surviving Person to the Master Servicer,  any such
Servicer  (other than WMMSC) or the Special  Servicer  shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC,  and (ii) the  successor or surviving  Person to WMMSC shall have a net worth of at least $15,000,000,  unless each of the Rating Agencies acknowledge,  at the expense of the successor or surviving  person to WMMSC,  that its rating of the  Certificates  in effect  immediately  prior to such assignment will not be  qualified  or  reduced as a result of such  successor  or  surviving  Person to WMMSC not having a net worth of at least $15,000,000.

                  Notwithstanding  anything else in this  Section 7.02 or in  Section 7.04  hereof to the contrary, the Master  Servicer  or a Servicer  may assign its  rights  and  delegate  its duties and  obligations  under this
Agreement;  provided,  however, that the Master Servicer or such Servicer gives the Depositor,  the Trustee and the
Trust Administrator notice of such assignment;  provided,  further, (a) that such purchaser or transferee accepting such assignment and delegation  shall be an institution that is a FNMA and FHLMC approved  seller/servicer  in good standing,  which has a net worth of at least  $15,000,000,  and which is willing to service the Mortgage  Loans and
(b) such purchaser or transferee  executes and delivers to the Depositor,  the Trustee and the Trust  Administrator
an agreement  accepting such delegation and assignment,  which contains an assumption by such Person of the rights, powers, duties,  responsibilities,  obligations and liabilities of the Master Servicer or such Servicer,  with like effect as if originally  named as a party to this Agreement;  provided,  further,  that each of the Rating Agencies acknowledge  that its  rating  of the  Certificates  in effect  immediately  prior to such  assignment  will not be qualified  or  reduced  as a result of such  assignment  and  delegation.  In the case of any such  assignment  and delegation,  the Master  Servicer or such Servicer  shall be released  from its  obligations  under this  Agreement
(except as provided  above),  except that the Master  Servicer or the related  Servicer shall remain liable for all liabilities and obligations  incurred by it as the Master Servicer or Servicer  hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

                  SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the Master Servicer, the
                                            Servicers, the Special Servicer, the Modification Oversight Agent and
                                            Others.

                  (a)      None of the  Depositor,  the Master  Servicer,  any  Servicer,  the Seller,  the Special
Servicer,  the  Modification  Oversight  Agent,  or any of the  directors,  officers,  employees  or  agents of the
Depositor,  the Master Servicer,  any Servicer,  the Seller,  the Special  Servicer or the  Modification  Oversight
Agent shall be under any  liability  to the  Certificateholders  for any action  taken or for  refraining  from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;  provided,  however, that this  provision  shall not protect the  Depositor,  the Master  Servicer,  any  Servicer,  the Seller,  the Special
Servicer or the  Modification  Oversight  Agent  against any breach of  representations,  warranties  or  covenants
(including any  indemnification  obligations  provided in Section 2.08) made by it herein or protect the Depositor, the Master Servicer,  any Servicer,  the Seller,  the Special  Servicer or the Modification  Oversight Agent or any
such  director,  officer,  employee  or agent from any  liability  which would  otherwise  be imposed by reasons of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties  or by  reason  of  reckless disregard of obligations and duties hereunder.

                  The  Depositor,  the Master  Servicer,  any Servicer,  the Seller,  the Special  Servicer and the
Modification Oversight Agent and any director,  officer,  employee or agent of the Depositor,  the Master Servicer, any Servicer,  the Seller,  the Special Servicer or the Modification  Oversight Agent may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The  Depositor,  the  Master  Servicer,  any  Servicer,  the  Seller,  the  Special  Servicer  and  the
Modification Oversight Agent and any director,  officer,  employee or agent of the Depositor,  the Master Servicer, any Servicer,  the Seller,  the Special  Servicer or the  Modification  Oversight Agent shall be indemnified by the
Trust Fund and held harmless  against any loss,  liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad  faith or gross  negligence  in the  performance  of  duties  hereunder  or by reason of reckless disregard of obligations and duties hereunder.

                  None of the Depositor,  the Master Servicer,  any Servicer,  the Seller,  the Special Servicer or
the  Modification  Oversight Agent shall be under any obligation to appear in, prosecute or defend any legal action that is not  incidental to its respective  duties  hereunder and which in its opinion may involve it in any expense or liability;  provided,  however, that any of the Depositor,  the Master Servicer,  any Servicer,  the Seller, the
Special  Servicer or the Modification  Oversight Agent may in its discretion  undertake any such action that it may deem  necessary  or  desirable  in respect of this  Agreement  and the rights and duties of the parties  hereto and interests of the Trustee, the Trust Administrator and the  Certificateholders  hereunder.  In such event, the legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the Depositor,  the Master Servicer,  any Servicer, the Seller, the Special Servicer and the
Modification  Oversight  Agent,  as  applicable,  shall be entitled to be reimbursed  therefor from the Trust Fund.
The right of each Servicer and the  Modification  Oversight Agent to indemnity and  reimbursement  pursuant to this
Section 7.03 shall survive the resignation or termination of such Servicer as set forth herein.

                  (b)      Each Servicer and the Special Servicer shall indemnify the Trust  Administrator  and the
Trustee  and hold them  harmless  against any and all  claims,  losses,  damages,  penalties,  fines,  forfeitures, reasonable and necessary legal fees and related costs,  judgments,  and any other costs, fees and expenses that the
Trust  Administrator  or the Trustee  may  sustain in any way  related to the  failure of such  Servicer or Special
Servicer to perform  its duties and service the  Mortgage  Loans in  compliance  with the terms of this  Agreement.
The related Servicer or the Special Servicer,  as applicable,  shall notify immediately the Trust Administrator and the  Trustee if a claim is made by a third party with  respect to this  Agreement  or the  Mortgage  Loans,  assume
(with the prior written consent of the Trust  Administrator)  the defense of any such claim and pay all expenses in connection  therewith,  including  counsel  fees,  and promptly  pay,  discharge and satisfy any judgment or decree which may be entered  against it, the Trust  Administrator  or the  Trustee in respect of such  claim.  The related
Servicer or the Special  Servicer,  as applicable,  shall follow any written  instructions  received from the Trust
Administrator  in  connection  with such  claim.  Except as  otherwise  provided  herein,  the Trust  Administrator promptly shall reimburse such Servicer or the Special  Servicer,  as applicable,  for all amounts  advanced by such entity  pursuant  to the second  preceding  sentence  except when the claim is in any way related to the failure of such Servicer or the Special  Servicer to service and administer  the Mortgage  Loans in compliance  with the terms of this Agreement.

                  SECTION 7.04.     Master Servicer, Servicers, Special Servicer and Modification Oversight Agent
                                            Not to Resign; Transfer of Servicing.

                  (a)      None of the Master  Servicer,  any Servicer,  the Special  Servicer or the  Modification
Oversight Agent shall resign from the  obligations  and duties hereby imposed on it except (i) upon  appointment of a successor master servicer,  successor servicer,  successor special servicer or successor  modification  oversight agent and  receipt by the  Trustee and the Trust  Administrator  of a letter  from each  Rating  Agency that such a resignation and appointment  will not result in a downgrading of the rating of any of the  Certificates  related to the applicable  Mortgage  Loans, or (ii) upon  determination  that its duties  hereunder are no longer  permissible under  applicable  law.  Any  such  determination  under  clause  (ii) permitting  the  resignation  of the  Master
Servicer, a Servicer,  the Special Servicer or the Modification Oversight Agent shall be evidenced by an Opinion of
Counsel to such effect  delivered  to the Trustee and the Trust  Administrator.  No such  resignation  shall become effective  until the  successor  master  servicer,  successor  servicer,  successor  special  servicer or successor modification oversight agent shall have assumed the Master Servicer's,  such Servicer's,  the Special Servicer's or
the  Modification  Oversight  Agent's,  as  applicable,  responsibilities,   duties,  liabilities  and  obligations
hereunder.

                  (b)      Notwithstanding  the foregoing,  at DLJMC's  request,  so long as it is the owner of the related servicing rights,  the Master Servicer or any Servicer shall resign,  upon the selection and appointment of a successor master servicer or servicer,  as applicable;  provided that DLJMC delivers to the Trustee and the Trust
Administrator the letter required in  Section 7.04(a)(i) above.  Notwithstanding  the foregoing,  in the event that the Master Servicer is appointed as the successor  servicer to SPS, the  requirements  of  Section 7.04(a)(i) shall be waived.  If the Master Servicer  resigns pursuant to this  Section 7.04(b),  DLJMC shall pay the Master Servicer an amount equal to the product of (a) the  Stated  Principal  Balance of all of the Mortgage  Loans (other than the
WMMSC Serviced Mortgage Loans) then outstanding and (b) 0.02%.

                  (c)      Notwithstanding  the  foregoing,  if the Trust  Administrator  shall  for any  reason no longer be Trust Administrator  hereunder,  at DLJMC's request, the Master Servicer shall resign, upon the selection and  appointment  of a  successor  master  servicer;  provided  that DLJMC  delivers  to the  Trustee and the Trust
Administrator the letter required in Section 7.04(a)(i) above.

                  (d)      Notwithstanding  the foregoing,  at DLJMC's request,  the Special Servicer shall resign, upon the selection and appointment of a successor  special  servicer by DLJMC;  provided that DLJMC delivers to the
Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

                  (e)      Notwithstanding  the foregoing,  at DLJMC's request,  the  Modification  Oversight Agent shall resign,  upon the selection and appointment of a successor  modification  oversight agent by DLJMC;  provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

                  SECTION 7.05.     Master Servicer, Seller, Special Servicer, Modification Oversight Agent and
                                            Servicers May Own Certificates.

                  Each of the Master Servicer,  the Seller, the Special Servicer,  the Modification Oversight Agent
and each Servicer in its  individual  or any other  capacity may become the owner or pledgee of  Certificates  with the same  rights as it would have if it were not the  Master  Servicer,  the  Seller,  the  Special  Servicer,  the
Modification Oversight Agent or a Servicer.

                                                   ARTICLE VIII

                                                      DEFAULT

                  SECTION 8.01.     Events of Default.

                  "Event of Default,"  wherever used herein,  and as to the Master Servicer or any Servicer,  means any one of the  following  events  (whatever  reason for such Event of Default and whether it shall be voluntary or involuntary  or be effected by  operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a)      any failure by the Master Servicer or a Servicer to remit to the  Certificateholders  or to the Trust  Administrator  any payment other than an Advance  required to be made by the Master  Servicer or such
Servicer  under the terms of this  Agreement,  which failure  shall  continue  unremedied  for a period of (i) with respect to the Master  Servicer or a Servicer  other than Wells Fargo,  one Business Day and  (ii) with  respect to
Wells Fargo,  two Business Days,  after the date upon which written notice of such failure shall have been given to the Master Servicer or such Servicer by the Trust  Administrator  or the Depositor or to the Master Servicer or the
related  Servicer  and the Trust  Administrator  by the  Holders  of  Certificates  having not less than 25% of the
Voting Rights evidenced by the Certificates; or

                  (b)      any failure by the Master  Servicer or a Servicer to observe or perform in any  material respect any other of the  covenants or  agreements  on the part of the Master  Servicer or a Servicer  contained in this Agreement (except as set forth in (c) and  (g) below) which failure  (i) materially  affects the rights of the
Certificateholders  and  (ii) shall  continue  unremedied  for a period of 60 days after the date on which  written notice of such failure  shall have been given to the Master  Servicer or such  Servicer by the Trust  Administrator or the  Depositor,  or to the  Master  Servicer  or a  Servicer  and the  Trust  Administrator  by the  Holders  of
Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

                  (c)      if a  representation  or warranty  set forth in  Section 2.03  hereof made solely in its capacity as the Master  Servicer or a Servicer  shall prove to be  materially  incorrect as of the time made in any respect that  materially  and adversely  affects  interests of the  Certificateholders,  and the  circumstances  or condition in respect of which such  representation  or warranty was  incorrect  shall not have been  eliminated  or cured within 90 days after the date on which written  notice  thereof shall have been given to the Master  Servicer or the related Servicer by the Trust Administrator for the benefit of the  Certificateholders  or by the Depositor;
or

                  (d)      a decree or order of a court or agency or supervisory  authority having  jurisdiction in the premises for the  appointment of a conservator  or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been  entered  against the Master  Servicer or a Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (e)      the Master  Servicer or a Servicer shall consent to the  appointment of a conservator or receiver or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or such Servicer or all or  substantially  all of the property of the Master Servicer or such Servicer; or

                  (f)      the Master  Servicer  or a Servicer  shall  admit in writing  its  inability  to pay its debts  generally as they become due, file a petition to take advantage of, or commence a voluntary case under,  any applicable  insolvency  or  reorganization  statute,  make an  assignment  for the  benefit  of its  creditors,  or voluntarily suspend payment of its obligations; or

                  (g)      any  failure of the Master  Servicer or a Servicer to make any Advance in the manner and at the time required to be made from its own funds  pursuant to  Section 5.01  of this  Agreement and after receipt of written  notice from the Trust  Administrator  of such failure,  which  failure  continues  unremedied  (i) with respect to the Master  Servicer or a Servicer,  other than WMMSC or Wells  Fargo (in its  capacity as a  Servicer), after  5:00 p.m.  (New York City time) on the Business Day  immediately  following  the Master  Servicer's  or such
Servicer's  receipt of such  notice,  (ii) with  respect to Wells  Fargo (in its  capacity as a  Servicer),  on the second  Business Day  immediately  following  Wells Fargo's receipt of such notice and (iii) with respect to WMMSC, after 2:00 p.m. (New York City time) on the Business Day immediately following WMMSC's receipt of such notice; or

                  (h)      either  (a) the  servicer  rankings  or ratings  for a Servicer  (other  than WMMSC) are downgraded to "below average"  status by one or more of the Rating  Agencies rating the  Certificates or (b) one or more  Classes  of the  Certificates  are  downgraded  or  placed on  negative  watch due in whole or in part to the performance or servicing of a Servicer (other than WMMSC); or

                  (i)      the servicer  rankings or ratings for a Servicer  (other than WMMSC) are  downgraded two or more  levels  below the level in effect on the  Closing  Date by one or more of the Rating  Agencies  rating the
Certificates; or

                  (j)      either  (a) either  (i) the master servicer  rankings or ratings for the Master Servicer are  downgraded  two or more  levels  below the level in effect on the  Closing  Date by one or more of the  Rating
Agencies  rating the  Certificates or (ii) the Master  Servicer  rankings or ratings for the Master  Servicer,  are downgraded to "below average"  status by one or more of the Rating  Agencies rating the  Certificates or (b) one or more  Classes  of the  Certificates  are  downgraded  or  placed on  negative  watch due in whole or in part to the performance or master servicing of the Master Servicer; or

                  (k)      any  failure by an  applicable  Servicer  to either  (a) remit  payment  of an  Assigned
Prepayment  Premium to the  Collection  Account or (b) remit  funds in the amount  equal to an Assigned  Prepayment
Premium which the applicable  Servicer has failed to collect,  in each case as required pursuant to this Agreement, which failure  continues  unremedied  for a period of one Business Day after the date upon which written  notice of such  failure,  requiring  the  same  to be  remedied,  shall  have  been  given  to  the  Servicer  by  the  Trust
Administrator, the Master Servicer, the Trustee or the Depositor; or

                  (l)      any failure by the  Modification  Oversight  Agent, the Master Servicer or a Servicer to
comply with the provisions of Article XIII.

                  If an Event of Default  due to the  actions or  inaction  of the  Master  Servicer  or a Servicer described in clauses  (a) through (f)  and (l) of this Section 8.01  shall occur,  then, and in each and every such case,  so long as such Event of Default shall not have been  remedied,  (i) the  Trust  Administrator  shall at the direction of DLJMC,  the Trustee or the Holders of  Certificates  evidencing not less than 25% of the Voting Rights evidenced by the  Certificates,  by notice in writing to the Master  Servicer or such Servicer  (with a copy to the
Rating  Agencies),  terminate all of the rights and  obligations of the Master Servicer or such Servicer under this
Agreement (other than rights to reimbursement for Advances and Servicing  Advances  previously made, as provided in
Section 3.08),  (ii) the  Master  Servicer  may, if such Event of Default is due to the actions or  inactions  of a
Servicer  (other  than  WMMSC),  by  notice in  writing  to such  Servicer  (with a copy to the  Rating  Agencies), terminate all of the rights and  obligations of such Servicer  (other than WMMSC) under this Agreement  (other than rights to reimbursement  for Advances and Servicing  Advances  previously  made, as provided in  Section 3.08)  and
(iii) the  Trust  Administrator  may,  if such Event of Default is due to the  actions or  inactions  of WMMSC,  by notice in writing to WMMSC (with a copy to the Rating  Agencies),  terminate all of the rights and  obligations  of
WMMSC under this  Agreement  (other than rights to  reimbursement  for Advances and Servicing  Advances  previously made, as provided in Section 3.08).

                  If an Event of Default  described  in clause  (g) shall  occur,  (i) if the Master  Servicer  has failed to make any Advance,  the Trustee,  (ii) if WMMSC has failed to make any Advance,  the Trust  Administrator, and (iii) if any Servicer (other than WMMSC) has failed to make any Advance,  the Master  Servicer,  shall prior to the next  Distribution  Date,  immediately make such Advance and terminate the rights and obligations of the Master
Servicer or applicable Servicer,  as applicable,  hereunder and succeed to the rights and obligations of the Master
Servicer or such Servicer,  as applicable,  hereunder  pursuant to  Section 8.02,  including the obligation to make
Advances on such  succeeding  Distribution  Date pursuant to the terms hereof.  No Event of Default with respect to the Master  Servicer or a Servicer  shall affect the rights or duties of any other  Servicer or constitute an Event of Default as to any other Servicer.

                  If an Event of Default  described in clause (h),  (i) or (k) occurs,  (i) if the Event of Default relates to WMMSC,  the Trust  Administrator,  and (ii) if the Event of Default  relates to any Servicer  other than
WMMSC, the Master Servicer,  shall at the direction of DLJMC, by notice in writing to such Servicer,  terminate all of the rights and  obligations  of such  Servicer  under this  Agreement  (other than rights to  reimbursement  for
Advances and  Servicing  Advances  previously  made,  as provided in  Section 3.08)  and shall appoint as successor
Servicer the entity selected by DLJMC in accordance with  Section 8.02;  provided that DLJMC shall first furnish to the Master  Servicer a letter from each Rating Agency that the  appointment  of such successor will not result in a downgrading of the rating of any of the Certificates.

                  If an Event of Default  described  in clause (j) occurs,  the Trustee  shall at the  direction of
DLJMC,  by notice in writing to the Master  Servicer,  terminate  all of the rights and  obligations  of the Master
Servicer under this Agreement  (other than rights to  reimbursement  for Advances  previously  made, as provided in
Section 3.08)  and shall  appoint as successor  Master  Servicer the entity  selected by DLJMC in  accordance  with
Section 8.02;  provided  that DLJMC  shall first  furnish to the Trustee a letter from each Rating  Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

                  No Event of  Default  with  respect  to the  Servicer  shall  affect  the rights or duties of the
Master Servicer or constitute an Event of Default as to the Master Servicer.

                  SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment of Successor.

                  On and after  the time the  Master  Servicer  or a  Servicer  receives  a notice  of  termination pursuant  to  Section 8.01  hereof or  resigns  pursuant  to  Section 7.04  hereof,  subject to the  provisions  of
Section 3.04  hereof,  the Trustee (in the case of the Master  Servicer),  the Trust  Administrator (in the case of
WMMSC),  or the Master  Servicer  (in the case of any  Servicer  other than WMMSC)  shall be the  successor  in all respects to the Master Servicer or such Servicer,  as applicable,  in its capacity as servicer under this Agreement and with  respect  to the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all the responsibilities,  duties and  liabilities  relating  thereto placed on the Master  Servicer or such  Servicer,  as applicable,  by the terms and provisions hereof;  provided, that the Trustee, the Trust Administrator or the Master
Servicer,  as applicable,  shall not be deemed to have made any  representation or warranty as to any Mortgage Loan made by the Master Servicer or any Servicer,  as applicable,  and shall not effect any repurchases or substitutions of any Mortgage Loan;  provided,  further,  that it is understood and acknowledged by the parties hereto that there will be a full period of transition (not to exceed ninety (90) days) before the actual  servicing  functions of any
Servicer  can be fully  transferred  to Wells Fargo as  successor  Servicer;  provided,  further,  that during such period of  transition  Wells  Fargo,  as  successor  Servicer,  shall  continue to make all  required  Compensating
Interest  Payments and Advances.  As compensation  therefor,  the Trustee,  the Trust  Administrator  or the Master
Servicer,  as applicable,  shall be entitled to all funds  relating to the Mortgage Loans that the Master  Servicer or related  Servicer  (the  "Replaced  Servicer")  would have been  entitled  to charge to the  related  Collection
Account if the Replaced  Servicer had continued to act hereunder  (except that the Replaced  Servicer  shall retain the  right to be  reimbursed  for  advances  (including,  without  limitation,  Advances  and  Servicing  Advances)
theretofore  made by the Replaced  Servicer with respect to which it would be entitled to be reimbursed as provided in  Section 3.08  if it had not been so terminated or resigned).  Notwithstanding  the  foregoing,  if the Trustee, the Trust  Administrator or the Master Servicer,  as applicable,  has become the successor to a Replaced  Servicer, in accordance with this Section 8.02,  the Trustee, the Trust Administrator or the Master Servicer,  as applicable, may, if it shall be  unwilling  to so act,  or shall,  if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established mortgage loan servicing  institution,  the appointment of which does not adversely affect the then current rating of the  Certificates,  as the successor to the Master Servicer or a Servicer,  as  applicable,  hereunder in the  assumption  of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer or such Servicer,  as  applicable,  provided that such successor to the Master
Servicer or the Servicer,  as  applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage Loan made by the Master  Servicer or the related  Servicer,  as applicable.  Pending  appointment of a successor to the Master Servicer or a Servicer, as applicable,  hereunder,  the Trustee, the Trust Administrator or the Master  Servicer,  as  applicable,  unless such party is  prohibited  by law from so acting,  shall act in such capacity  as  provided  herein.  In  connection  with such  appointment  and  assumption,  the  Trustee,  the Trust
Administrator  or the Master  Servicer,  as applicable,  may make such  arrangements  for the  compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however, that no such compensation  shall be in excess of that  permitted  the  Replaced  Servicer,  hereunder.  The  Trustee,  the Trust
Administrator or the Master  Servicer,  as applicable,  and such successor shall take such action,  consistent with this  Agreement,  as shall be  necessary  to  effectuate  any  such  succession.  None of the  Trustee,  the  Trust
Administrator,  the Master Servicer nor any other successor  servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making,  any  distribution  hereunder or any portion  thereof caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                  A Replaced  Servicer that has been  terminated  shall,  at the request of the Trustee,  the Trust
Administrator or the Master Servicer,  as applicable,  but at the expense of such Replaced  Servicer deliver to the assuming  party all documents and records  relating to the  applicable  Mortgage Loans and an accounting of amounts collected  and held by it and  otherwise use  commercially  reasonable  efforts to effect the orderly and efficient transfer and assignment of such  servicing,  but only to the extent of the Mortgage Loans serviced  thereunder,  to the assuming  party.  Notwithstanding  anything to the contrary  contained  herein,  the  termination of a Servicer under  this  Agreement  shall not  extend to any  Sub-Servicer  meeting  the  requirements  of  Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

                  The  Master  Servicer  and  each  Servicer  shall  cooperate  with  the  Trustee  and  the  Trust
Administrator  and any successor  servicer in effecting the termination of a Replaced  Servicer's  responsibilities and rights hereunder,  including  without  limitation,  the transfer to such successor for  administration by it of all cash  amounts  which shall at the time be credited by such  Servicer to the  applicable  Collection  Account or thereafter received with respect to the Mortgage Loans.

                  None of the Trustee,  the Trust  Administrator  nor any other successor  servicer shall be deemed to be in default  hereunder by reason of any failure to make, or any delay in making,  any  distribution  hereunder or any portion  thereof caused by (a) the  failure of the Master  Servicer or any Servicer to  (i) deliver,  or any delay in  delivering,  cash,  documents  or records to it, or  (ii) cooperate  as  required by this  Agreement,  or
(b) restrictions  imposed by any regulatory  authority having  jurisdiction over the Master Servicer or the related
Servicer.

                  Any  successor  to a  Servicer  as  servicer  shall  during the term of its  service as  servicer
maintain  in  force  the  policy  or   policies   that  such   Servicer   is  required  to  maintain   pursuant  to
Section 3.09(b) hereof.

                  If a  Servicer  that has been  terminated  fails to pay all costs  related to the  transition  of servicing to the successor  Servicer,  the successor  Servicer shall be entitled to  reimbursement of those amounts from the Trust.

                  In connection  with the  termination  or  resignation  of a Servicer  hereunder,  either  (i) the successor  Servicer,  including the Trust  Administrator  or Master Servicer if either of such parties is acting as successor  Servicer,  shall  represent and warrant that it or an affiliate is a member of MERS in good standing and shall  agree to comply in all  material  respects  with the rules and  procedures  of MERS in  connection  with the servicing of the related Mortgage Loans that are registered with MERS, or (ii) the Replaced  Servicer,  at its sole expense,  shall  cooperate  with the  successor  Servicer  either  (x) in  causing  MERS to execute  and deliver an
Assignment  of Mortgage in  recordable  form to transfer the  Mortgage  from MERS to the Trustee and to execute and deliver such other notices,  documents and other  instruments as may be necessary or desirable to effect a transfer of such Mortgage  Loan or servicing of such  Mortgage Loan on the MERS® System to the successor  Servicer or (y) in causing  MERS to designate on the MERS® System the  successor  Servicer as the servicer of such  Mortgage  Loan (at the cost and  expense of the  successor  Servicer  to the extent  such costs  relate to the  qualification  of such successor  Servicer  as a member  of  MERS,  otherwise  at the cost and  expense  of the  Replaced  Servicer).  The
Replaced  Servicer shall file or cause to be filed any such assignment in the  appropriate  recording  office.  The successor  Servicer  shall cause such  assignment  to be  delivered  to the Trustee  promptly  upon  receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

                  SECTION 8.03.     Notification to Certificateholders.

                  (a)      Upon any  termination  or  appointment  of a  successor  to the Master  Servicer  or any
Servicer,   the  Trust   Administrator   shall  give  prompt   written   notice  thereof  to  the  Seller  and  the
Certificateholders  at  their  respective  addresses  appearing  in the  Certificate  Register  and  to the  Rating
Agencies,  or,  as  applicable,  the  Master  Servicer  shall  give  prompt  written  notice  thereof  to the Trust
Administrator.

                  (b)      Within  two  Business  Days  after the  occurrence  of any Event of  Default,  the Trust
Administrator  shall transmit by mail to the Seller and all  Certificateholders,  and the Rating Agencies notice of each such Event of Default  hereunder  known to the Trust  Administrator,  unless such Event of Default  shall have been cured or waived.

                  SECTION 8.04.     Waiver of Events of Default.

                  The  Holders  representing  at least 66% of the  Voting  Rights  of  Certificates  affected  by a default or Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default  or Event of  Default  under  clause  (g) of  Section 8.01  may be  waived,  only by all of the  Holders of
Certificates  affected by such default or Event of Default and (b) no waiver  pursuant to this  Section 8.04  shall affect the Holders of Certificates  in the manner set forth in  Section 12.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the requisite  percentage of Voting Rights of
Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been cured and remedied  for every  purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right  consequent  thereon  except to the extent expressly so waived.

                                                    ARTICLE IX

                                              CONCERNING THE TRUSTEE

                  SECTION 9.01.     Duties of Trustee.

                  The  Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of  Default  of which a
Responsible  Officer of the Trustee  shall have actual  knowledge  has  occurred and remains  uncured,  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances in the conduct of such person's own affairs.  Any permissive  right of the Trustee set forth in this  Agreement  shall not be construed as a duty.

                  The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports, documents,  orders or other  instruments  furnished to the Trustee that are  specifically  required to be furnished pursuant  to any  provision  of this  Agreement  shall  examine  them to  determine  whether  they  conform  to the requirements  of this  Agreement.  The Trustee shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report, document, order or other instrument so furnished to the Trustee.  If any such  instrument is found not to conform in any material  respect to the  requirements of this
Agreement,  the Trustee  shall  notify the  Certificateholders  of such  instrument  in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

                  No provision of this  Agreement  shall be construed to relieve the Trustee from liability for its own negligent  action,  its own negligent  failure to act or its own misconduct,  its negligent  failure to perform its  obligations  in  compliance  with this  Agreement,  or any  liability  which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (a)      prior to the  occurrence  of an Event of Default of which a  Responsible  Officer of the
Trustee  shall  have  actual  knowledge,  and after  the  curing or of all such  Events  of  Default  that may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this
Agreement,  the Trustee shall not be personally  liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or  obligations  shall be read into this
Agreement  against the Trustee and the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions  expressed  therein,  upon any  certificates  or opinions  furnished to the Trustee and conforming to the  requirements of this Agreement  which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                  (b)      the Trustee shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible  Officers of the Trustee,  unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trustee  shall not be personally  liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with this  Agreement at the  direction of the Holders of
Certificates  evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates  relating to the time,  method and place of conducting  any proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (d)      no  provision  of this  Agreement  shall  require  the Trustee to expend or risk its own funds or otherwise  incur any  financial  liability  in the  performance  of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing  that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (e)      the  Trustee  shall  have  no  responsibility  for  any  act or  omission  of the  Trust
Administrator  or a  Custodian,  it being  understood  and agreed that the  Trustee,  Trust  Administrator  and any
Custodian are independent contractors and not agents, partners or joint venturers.

                  The Trustee  shall not be deemed to have  knowledge of any Event of Default or event which,  with notice or lapse of time, or both,  would become an Event of Default,  unless a  Responsible  Officer of the Trustee shall  have  received  written  notice  thereof  from  a  Servicer,  the  Depositor  or a  Certificateholder,  or a
Responsible  Officer of the  Trustee has actual  notice  thereof,  and in the  absence of such notice no  provision hereof  requiring  the  taking of any  action or the  assumption  of any duties or  responsibility  by the  Trustee following  the  occurrence  of any Event of Default or event  which,  with  notice or lapse of time or both,  would become an Event of Default, shall be effective as to the Trustee.

                  The Trustee shall have no duty  hereunder with respect to any complaint,  claim,  demand,  notice or other  document  it may  receive  or which may be  alleged to have been  delivered  to or served  upon it by the parties as a consequence  of the assignment of any Mortgage Loan  hereunder;  provided,  however,  that the Trustee shall use its best  efforts  to remit to the Master  Servicer  or the  related  Servicer  upon  receipt of any such complaint,  claim,  demand,  notice or other document  (i) which is delivered to the Corporate  Trust Office of the
Trustee,  (ii) of  which  a  Responsible  Officer  has  actual  knowledge,  and  (iii) which  contains  information sufficient to permit the Trustee to make a determination  that the real property to which such document  relates is a Mortgaged Property.

                  SECTION 9.02.     Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 9.01:

                           (i)      the  Trustee  may  request  and rely upon and shall be  protected  in acting or refraining  from acting upon any resolution,  Officer's  Certificate,  certificate of auditors,  Servicing
         Officers or any other certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent, order,  appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     the Trustee may consult with counsel,  financial  advisors or  accountants  and any  advice of such  Persons  or any  Opinion  of Counsel  shall be full and  complete  authorization  and protection  in respect of any action  taken or  suffered or omitted by it  hereunder  in good faith and in accordance with such advice or Opinion of Counsel;

                           (iii)    the  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this Agreement or to institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the  request,  order or  direction  of any of the  Certificateholders  pursuant to the provisions  of  this  Agreement,  unless  such  Certificateholders  shall  have  offered  to  the  Trustee reasonable  security  or  indemnity  against the costs,  expenses  and  liabilities  which may be incurred therein or thereby; nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the  occurrence  of an Event of Default of which a  Responsible  Officer of the Trustee  shall have actual knowledge  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise  as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs;

                           (iv)     the Trustee  shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and  believed by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

                           (v)      prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default  that may have  occurred,  the  Trustee  shall not be bound to make any investigation  into the facts or matters stated in any  resolution,  certificate,  statement,  instrument, opinion,  report,  notice,  request,  consent,  order, approval,  bond or other paper or document,  unless requested  in  writing  so to do by  Holders of  Certificates  evidencing  greater  than 50% of the Voting
         Rights  allocated  to each  Class  of  Certificates;  provided,  however,  that if the  payment  within  a reasonable  time to the Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee,  not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a condition  to taking any such action;  the  reasonable  expense of every such  investigation  shall be paid (A) by the Master  Servicer or by the applicable  Servicer in the event that such  investigation  relates to an Event of Default by the Master Servicer or by such Servicer, respectively,  if an Event of Default by the Master  Servicer or by such Servicer  shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

                           (vi)     the Trustee may  execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or  attorneys  and the  Trustee  shall not be responsible  for any  misconduct or negligence  on the part of any such agent or attorney  appointed  with due care;

                           (vii)    the Trustee  shall not be required to expend its own funds or  otherwise  incur any financial  liability in the  performance  of any of its duties  hereunder if it shall have  reasonable grounds for believing  that  repayment of such funds or adequate  indemnity  against such liability is not assured to it;

                           (viii)   the  Trustee  shall  not be  liable  for any  loss on any  investment  of funds pursuant to this Agreement; and

                           (ix)     the right of the Trustee to perform any  discretionary  act  enumerated in this
         Agreement  shall not be construed as a duty,  and the Trustee shall not be  answerable  for other than its negligence or willful misconduct in the performance of such act.

                  (b)      All  rights  of  action  under  this  Agreement  or  under  any  of  the   Certificates,
enforceable  by the  Trustee,  may be enforced  by it without the  possession  of any of the  Certificates,  or the production  thereof at the trial or other  proceeding  relating  thereto,  and any such suit,  action or proceeding instituted  by the Trustee  shall be brought in its name for the  benefit of all the Holders of such  Certificates, subject to the provisions of this Agreement.

                  SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the  statements  of the Depositor or the Master
Servicer or a Servicer,  as the case may be, and the Trustee assumes no responsibility for their  correctness.  The
Trustee makes no  representations  as to the validity or sufficiency of this Agreement,  the Certificates or of any
Mortgage Loan or related  document or of MERS or the MERS® System.  The Trustee  shall not be  accountable  for the use or  application  by the Depositor,  the Seller,  the Master  Servicer or any Servicers of any funds paid to the
Depositor  or the Master  Servicer or any  Servicer in respect of the  Mortgage  Loans or deposited in or withdrawn from the  Certificate  Account by the Depositor,  the Seller,  the Master  Servicer or the  Servicers.  The Trustee
shall not be responsible  for the legality or validity of this Agreement or the validity,  priority,  perfection or sufficiency  of the security for the  Certificates  issued or intended to be issued  hereunder.  The Trustee  shall have no  responsibility  for filing any financing or continuation  statement in any public office at any time or to otherwise  perfect or maintain  the  perfection  of any  security  interest or lien  granted to it  hereunder or to record this Agreement.

                  SECTION 9.04.     Trustee May Own Certificates.

                  The  Trustee  in its  individual  or any  other  capacity  may  become  the owner or  pledgee  of
Certificates  and may transact  business with the other  parties  hereto and with their  Affiliates,  with the same rights as it would have if it were not the Trustee.

                  SECTION 9.05.     Trustee's Fees and Expenses.

                  The Trustee shall be compensated by the Trust  Administrator  as separately  agreed.  The Trustee and any director,  officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless (up to a maximum of  $150,000)  against  any loss,  liability  or expense  (including  reasonable  attorney's  fees and expenses)  (i) incurred  in  connection  with  any  claim or legal  action  relating  to  (a) this  Agreement,  the
Certificates,  any Custodial  Agreement,  any Interest  Rate Cap  Agreement,  any Swap  Agreement,  any  Designated
Servicing  Agreement,  or (b) the  performance  of any of the  Trustee's  duties  hereunder or under any  Custodial
Agreement,  Interest Rate Cap Agreement,  Swap Agreement or Designated  Servicing  Agreement,  other than any loss, liability or expense  incurred by reason of willful  misconduct,  bad faith or negligence in the performance of any of the  Trustee's  duties  hereunder or incurred by reason of any action of the Trustee  taken at the  direction of the  Certificateholders  and (ii) resulting  from any error in any tax or information return prepared by the Master
Servicer or a Servicer.  Such  indemnity  shall survive the  termination  of this  Agreement or the  resignation or removal of the Trustee hereunder.  Without limiting the foregoing,  the Depositor  covenants and agrees,  except as otherwise  agreed upon in writing by the Depositor and the Trustee,  and except for any such expense,  disbursement or advance as may arise from the Trustee's  negligence,  bad faith or willful  misconduct,  to pay or reimburse the
Trustee,  for all reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee in accordance with any of the  provisions of this Agreement  with respect to: (A) the  reasonable  compensation  and the expenses and  disbursements  of its counsel not  associated  with the closing of the issuance of the  Certificates,  (B) the reasonable  compensation,  expenses  and  disbursements  of any  accountant,  engineer  or  appraiser  that  is not regularly  employed by the  Trustee,  to the extent that the Trustee  must engage such  persons to perform  acts or services  hereunder  and  (C)  printing  and  engraving  expenses  in  connection  with  preparing  any  Definitive
Certificates.  Except as otherwise  provided herein,  the Trustee shall not be entitled to payment or reimbursement for any  routine  ongoing  expenses  incurred  by the  Trustee  in the  ordinary  course of its  duties as  Trustee hereunder  or for any other  expenses.  Anything in this  Agreement to the  contrary  notwithstanding,  in no event shall the  Trustee  be  liable  for  special,  indirect  or  consequential  loss or  damage of any kind  whatsoever
(including  but not limited to lost  profits),  even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 9.06.     Eligibility Requirements for Trustee.

                  The Trustee  hereunder  shall at all times be a corporation  or  association  organized and doing business  under the laws of any state or the United  States of  America,  authorized  under  such laws to  exercise corporate  trust powers,  having ratings on its long term debt  obligations  at the time of such  appointment in at least the third  highest  rating  category by both  Moody's and S&P  (provided  that if such rating is in the third highest  rating  category of S&P, the Trustee  shall also have a  short-term  rating from S&P of A-1) or such lower ratings  as will not cause  Moody's or S&P to lower  their  then  current  ratings  of the  Certificates,  having a combined  capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state authority.  If such  corporation or association  publishes  reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this
Section 9.06  the  combined  capital  and  surplus of such  corporation  or  association  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this  Section 9.06,  the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

                  SECTION 9.07.     Resignation and Removal of Trustee.

                  The  Trustee  may at any  time  resign  and be  discharged  from the  trusts  hereby  created  by
(a) giving  written notice of resignation to the Depositor,  DLJMC, the Trust  Administrator,  the Master Servicer,
the Special  Servicer,  the Modification  Oversight Agent and the Servicers and by mailing notice of resignation by first class mail,  postage  prepaid,  to the  Certificateholders  at their  addresses  appearing on the Certificate
Register,  and to the  Rating  Agencies,  not less than 60 days  before the date  specified  in such  notice  when, subject to  Section 9.08,  such  resignation  is to take  effect,  and  (b) acceptance  by a  successor  trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

                  If at any time the  Trustee  shall  cease to be eligible in  accordance  with the  provisions  of
Section 9.06  hereof and shall fail to resign after written  request  thereto by the  Depositor,  or if at any time the Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the
Trustee or of its property  shall be appointed,  or any public  officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation  or if the Trustee breaches  any of its  obligations  or  representations  hereunder,  then the  Depositor  may remove the Trustee and appoint a successor trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee and one copy to the  successor  trustee.  The Trustee may also be removed at any time by the Holders of  Certificates  evidencing not less than 50% of the Voting Rights  evidenced by the  Certificates.  Notice of any removal of the  Trustee  and  acceptance  of  appointment  by the  successor  trustee  shall be given to the Rating
Agencies by the Depositor.

                  If no successor  trustee  shall have been so appointed and have  accepted  appointment  within 30 days after the giving of such notice of resignation or receipt of a notice of removal,  the resigning  Trustee may, at the Trust Fund's  expense,  petition  any court of competent  jurisdiction  for the  appointment  of a successor trustee.

                  Any  resignation  or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this  Section 9.07  shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

                  SECTION 9.08.     Successor Trustee.

                  Any successor  trustee  appointed as provided in Section 9.07  hereof shall execute,  acknowledge and deliver to the Depositor and to its  predecessor  trustee an instrument  accepting such  appointment  hereunder and thereupon the  resignation  or removal of the  predecessor  trustee shall become  effective and such  successor trustee,  without any further act,  deed or  conveyance,  shall  become  fully vested with all the rights,  powers, duties and  obligations  of its  predecessor  hereunder,  with the like  effect as if  originally  named as trustee herein.  The Depositor,  upon receipt of all amounts due it hereunder,  and the  predecessor  trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

                  No successor  trustee shall accept  appointment  as provided in this  Section 9.08  unless at the time of such  acceptance such successor  trustee shall be eligible under the provisions of Section 9.06  hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

                  Upon  acceptance of  appointment  by a successor  trustee as provided in this  Section 9.08,  the
Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor  trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 9.09.     Merger or Consolidation of Trustee.

                  Any  Person  into  which  the  Trustee  may be  merged  or  converted  or  with  which  it may be consolidated or any Person  resulting from any merger,  conversion or consolidation to which the Trustee shall be a party, or any Person  succeeding to the business of the Trustee,  shall be the successor of the Trustee  hereunder, provided that such Person shall be eligible  under the provisions of  Section 9.06  hereof without the execution or filing of any paper or  further  act on the part of any of the  parties  hereto,  anything  herein to the  contrary notwithstanding.

                  SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding  any other provisions of this Agreement,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust Fund or property  securing any Mortgage
Note may at the time be located,  the Master  Servicer  and the  Trustee  acting  jointly  shall have the power and shall  execute  and  deliver  all  instruments  to appoint  one or more  Persons  approved by the Trustee to act as co-trustee or co-trustees  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such capacity and for the benefit of the  applicable
Certificateholders,  such title to the Trust Fund, or any part  thereof,  and,  subject to the other  provisions of this Section 9.10,  such powers, duties, obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary or desirable.  If the Master Servicer shall not have joined in such appointment  within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default  shall have  occurred and be continuing,  the Trustee alone shall have the power to make such  appointment.  No  co-trustee or separate  trustee hereunder  shall be required to meet the terms of  eligibility  as a successor  trustee under  Section 9.06  and no notice to  Certificateholders  of the  appointment  of any  co-trustee or separate  trustee shall be required under
Section 9.08.

                  Every separate  trustee and co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      all rights,  powers,  duties and  obligations  conferred  or imposed  upon the  Trustee, except for any  obligation  of the Trustee under this  Agreement to advance funds on behalf of the Master  Servicer or a Servicer,  shall be  conferred or imposed  upon and  exercised  or performed by the Trustee and such  separate trustee or co-trustee  jointly (it being  understood that such separate  trustee or co-trustee is not authorized to act  separately  without  the  Trustee  joining  in such  act),  except  to the  extent  that  under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee  (whether as Trustee  hereunder or as successor to the Master  Servicer or a Servicer),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (b)      no trustee  hereunder shall be held  personally  liable by reason of any act or omission of any other trustee hereunder; and

                  (c)      the  Master  Servicer  and  the  Trustee  acting  jointly  may at any  time  accept  the resignation of or remove any separate trustee or co-trustee.

                  Any notice,  request or other  writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
IX. Each separate  trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this  Agreement  relating to the  conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Trustee.  Every such  instrument  shall be filed with the Trustee and a copy thereof  given to the Master  Servicer or the Servicers and the Depositor.

                  Any  separate  trustee or  co-trustee  may,  at any time,  constitute  the  Trustee  its agent or attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name.  The Trust  Administrator  shall not be responsible for all action or inaction of any separate  trustee or  co-trustee.  If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the appointment of a new or successor trustee.

                  SECTION 9.11.     Office of the Trustee.

                  The office of the Trustee for purposes of receipt of notices and demands is the  Corporate  Trust
Office.

                                                     ARTICLE X

                                        CONCERNING THE TRUST ADMINISTRATOR

                  SECTION 10.01.    Duties of Trust Administrator.

                  The Trust  Administrator,  prior to the  occurrence of an Event of Default of which a Responsible
Officer of the Trust  Administrator  shall have  actual  knowledge  and after the curing or waiver of all Events of
Default  that may have  occurred,  undertakes  with  respect to the Trust Fund to perform such duties and only such duties  as are  specifically  set  forth in this  Agreement.  In case an Event of  Default  of which a  Responsible
Officer of the Trust  Administrator  shall have  actual  knowledge  has  occurred  and remains  uncured,  the Trust
Administrator  shall  exercise  such of the  rights  and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances  in the conduct of such  person's  own  affairs.  Any  permissive  right of the Trust  Administrator  set forth in this
Agreement shall not be construed as a duty.

                  The Trust Administrator,  upon receipt of all resolutions,  certificates,  statements,  opinions, reports,  documents,  orders or other  instruments  furnished  to the  Trust  Administrator  that are  specifically required to be furnished  pursuant to any provision of this Agreement shall examine them to determine  whether they conform  to the  requirements  of this  Agreement.  The  Trust  Administrator  shall  have  no  duty to  recompute, recalculate or verify the accuracy of any resolution,  certificate,  statement, opinion, report, document, order or other  instrument so furnished to the Trust  Administrator.  If any such  instrument is found not to conform in any
material   respect  to  the   requirements  of  this   Agreement,   the  Trust   Administrator   shall  notify  the
Certificateholders  of such  instrument in the event that the Trust  Administrator,  after so requesting,  does not receive a satisfactorily corrected instrument.

                  No  provision  of this  Agreement  shall be  construed  to relieve the Trust  Administrator  from liability  for its own negligent  action,  its own negligent  failure to act or its own  misconduct,  its negligent failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

                  (a)      prior to the  occurrence  of an Event of Default of which a  Responsible  Officer of the
Trust  Administrator  shall have actual  knowledge,  and after the curing or of all such Events of Default that may have occurred,  the duties and  obligations of the Trust  Administrator  shall be determined  solely by the express provisions of this Agreement,  the Trust  Administrator  shall not be personally  liable except for the performance of such  duties  and  obligations  as are  specifically  set  forth in this  Agreement,  no  implied  covenants  or obligations  shall be read into this Agreement  against the Trust  Administrator  and the Trust  Administrator  may
conclusively rely, as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any  certificates  or opinions  furnished to the Trust  Administrator  and conforming to the  requirements  of this
Agreement  which it  reasonably  believed in good faith to be genuine and to have been duly  executed by the proper authorities respecting any matters arising hereunder;

                  (b)      the Trust  Administrator  shall not be  personally  liable for an error of judgment made in good faith by a  Responsible  Officer  or  Responsible  Officers  of the Trust  Administrator,  unless the Trust
Administrator was negligent in ascertaining or investigating the pertinent facts;

                  (c)      the Trust  Administrator  shall not be  personally  liable  with  respect  to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with this  Agreement or at the direction of the  Holders of  Certificates  evidencing  greater  than 50% of the  Voting  Rights  allocated  to each Class of
Certificates  relating to the time,  method and place of conducting any proceeding for any remedy  available to the
Trust  Administrator,  or  exercising  any  trust or power  conferred  upon the  Trust  Administrator,  under  this
Agreement; and

                  (d)      no provision of this Agreement shall require the Trust  Administrator  to expend or risk its own funds or otherwise incur any financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing  that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  The Trust Administrator  shall have no duty (A) to see to any recording,  filing or depositing of this  Agreement  or any  agreement  referred  to  herein  or any  financing  statement  or  continuation  statement evidencing a security  interest,  or to see to the  maintenance of any such  recording,  filing or depositing or to any  rerecording,  refiling or  redepositing  of any  thereof,  (B) to see to any  insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or  encumbrance of any kind owing with respect to,  assessed or levied  against,  any part of the Trust Fund other than from funds available in the Certificate Account.

                  Except with respect to an Event of Default  described in clause  (a) of  Section 8.01,  the Trust
Administrator  shall not be deemed to have  knowledge of any Event of Default or event which,  with notice or lapse of time, or both, would become an Event of Default,  unless a Responsible  Officer of the Trust Administrator shall
have  received   written  notice  thereof  from  the  Master   Servicer  or  a  Servicer,   the  Depositor,   or  a
Certificateholder,  or a  Responsible  Officer of the Trust  Administrator  has actual notice  thereof,  and in the absence of such notice no provision  hereof  requiring the taking of any action or the  assumption of any duties or responsibility  by the Trust  Administrator  following the occurrence of any Event of Default or event which,  with notice  or  lapse  of time or  both,  would  become  an  Event of  Default,  shall  be  effective  as to the  Trust
Administrator.

                  The Trust  Administrator  shall have no duty  hereunder  with  respect to any  complaint,  claim, demand,  notice or other  document it may receive or which may be alleged to have been  delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder;  provided,  however,  that the
Trust  Administrator  shall use its best efforts to remit to the Master  Servicer or the  Servicer  upon receipt of any such complaint,  claim,  demand,  notice or other document (i) which is delivered to the Corporate Trust Office of the Trust  Administrator,  (ii) of which a Responsible  Officer has actual knowledge,  and (iii) which  contains information  sufficient to permit the Trust  Administrator to make a determination  that the real property to which such document relates is a Mortgaged Property.

                  SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

                  (a)      Except as otherwise provided in Section 10.01:

                           (i)      the Trust  Administrator  may request and rely upon and shall be  protected  in acting or refraining  from acting upon any  resolution,  Officer's  Certificate,  certificate of auditors,
         Servicing Officers or any other certificate,  statement,  instrument,  opinion,  report, notice,  request, consent, order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii)     the Trust  Administrator  may  consult  with  counsel,  financial  advisors  or accountants  and  any  advice  of  such  Persons  or  opinion  of  counsel  shall  be  full  and  complete authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such advice or opinion of counsel;

                           (iii)    the Trust  Administrator  shall be under no  obligation  to exercise any of the trusts  or powers  vested in it by this  Agreement  or to  institute,  conduct  or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the  Certificateholders pursuant to the provisions of this  Agreement,  unless such  Certificateholders  shall have offered to the
         Trust  Administrator  reasonable  security or indemnity against the costs,  expenses and liabilities which may be  incurred  therein  or  thereby;  nothing  contained  herein  shall,  however,  relieve  the  Trust
         Administrator  of the  obligation,  upon the  occurrence  of an Event of  Default  of which a  Responsible
         Officer of the Trust  Administrator  shall have actual knowledge (which has not been cured or waived),  to exercise  such of the rights  and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  person would  exercise or use under the  circumstances  in the conduct of such person's own affairs;

                           (iv)     the Trust  Administrator  shall not be personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

                           (v)      prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default that may have occurred,  the Trust  Administrator shall not be bound to make any  investigation  into the facts or  matters  stated  in any  resolution,  certificate,  statement, instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document, unless  requested  in  writing  so to do by Holders of  Certificates  evidencing  greater  than 50% of the
         Voting Rights allocated to each Class of  Certificates;  provided,  however,  that if the payment within a reasonable time to the Trust  Administrator  of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trust  Administrator,  not reasonably assured to the Trust  Administrator  by the security  afforded to it by the terms of this  Agreement,  the
         Trust  Administrator may require reasonable  indemnity against such expense or liability as a condition to taking any such  action;  the  reasonable  expense of every  such  investigation  shall be paid (A) by the
         Master  Servicer or by the applicable  Servicer in the event that such  investigation  relates to an Event of  Default  by the  Master  Servicer  or by such  Servicer,  respectively,  if an Event of Default by the
         Master  Servicer  or such  Servicer  shall have  occurred  and is  continuing,  and (B)  otherwise  by the
         Certificateholders requesting the investigation;

                           (vi)     the Trust  Administrator  may execute any of the trusts or powers  hereunder or perform  any  duties  hereunder  either  directly  or by or  through  agents  or  attorneys  and the Trust
         Administrator  shall not be responsible  for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                           (vii)    the Trust  Administrator  shall  not be  required  to  expend  its own funds or otherwise  incur any financial  liability in the  performance  of any of its duties  hereunder if it shall have  reasonable  grounds for believing  that repayment of such funds or adequate  indemnity  against such liability is not assured to it;

                           (viii)   the Trust  Administrator  shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

                           (ix)     the  right  of  the  Trust  Administrator  to  perform  any  discretionary  act enumerated in this Agreement  shall not be construed as a duty, and the Trust  Administrator  shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

                           (x)      The Trust  Administrator  shall not be  required  to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

                  (b)      All  rights  of  action  under  this  Agreement  or  under  any  of  the   Certificates,
enforceable by the Trust  Administrator,  may be enforced by it without the possession of any of the  Certificates, or the  production  thereof  at the  trial or other  proceeding  relating  thereto,  and any such  suit,  action or proceeding  instituted by the Trust  Administrator  shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  SECTION 10.03.    Trust Administrator Not Liable for Certificates or Mortgage Loans.

                  The recitals  contained  herein shall be taken as the  statements  of the Depositor or the Master
Servicer  or a  Servicer,  as the case may be,  and the Trust  Administrator  assumes no  responsibility  for their correctness.  The  Trust  Administrator  makes  no  representations  as to the  validity  or  sufficiency  of  this
Agreement,  the  Certificates or of any Mortgage Loan or related  document.  The Trust  Administrator  shall not be accountable  for the use or application by the Depositor,  the Seller,  the Master Servicer or the Servicers of any
funds paid to the  Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Certificate  Account by the Depositor,  the Seller,  the Master Servicer or the Servicers.
The Trust  Administrator  shall not be responsible  for the legality or validity of this Agreement or the validity, priority,  perfection  or  sufficiency  of the  security  for the  Certificates  issued  or  intended  to be issued hereunder.  The Trust  Administrator  shall  have no  responsibility  for  filing  any  financing  or  continuation statement in any public  office at any time or to otherwise  perfect or maintain  the  perfection  for any security interest or lien granted to it hereunder or to record this Agreement.

                  SECTION 10.04.    Trust Administrator May Own Certificates.

                  The Trust  Administrator  in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

                  SECTION 10.05.    Trust Administrator's Fees and Expenses.

                  As compensation  for its services  hereunder,  the Trust  Administrator  shall be entitled to the
investment   income  or  other   benefit   derived  from   balances  in  the   Certificate   Account   pursuant  to
Section 3.05(e) (the  "Trust  Administrator Fee"). The Trust Administrator and any director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified  by DLJMC (or if DLJMC  shall fail to do so, by the Trust)
and held  harmless  against any loss,  liability or expense  (including  reasonable  attorney's  fees and expenses)
(i) incurred in connection with any claim or legal action relating to (a) this  Agreement,  the  Certificates,  any
Custodial  Agreement,  any Interest Rate Cap Agreement,  any Swap Agreement and any Designated Servicing Agreement,
or (b) the  performance  of any of the Trust  Administrator's  duties  hereunder or under any Custodial  Agreement,
Interest Rate Cap Agreement,  Swap Agreement or Designated Servicing  Agreement,  other than any loss, liability or expense incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Trust
Administrator's  duties  hereunder  or  incurred  by reason of any action of the Trust  Administrator  taken at the direction of the  Certificateholders  and  (ii) resulting  from any error in any tax or information return prepared by the Master Servicer or a Servicer;  provided,  however,  that the sum of (x) such  indemnity  amounts payable by
DLJMC or the  Trust to the Trust  Administrator  pursuant  to this  Section 10.05  and  (y) the  indemnity  amounts payable by DLJMC or the Trust to the Master  Servicer  pursuant to  Section 3.14(c),  shall not exceed $200,000 per year; provided,  further,  that any amounts not payable by DLJMC or the Trust to the Trust Administrator due to the
preceding  proviso  shall be payable by DLJMC (or if DLJMC  fails to do so, by the Trust) in any  succeeding  year, subject to the aggregate  $200,000 per annum  limitation  imposed by the preceding  proviso.  Such indemnity  shall survive the  termination of this  Agreement or the  resignation  or removal of the Trust  Administrator  hereunder.
Without  limiting the foregoing,  DLJMC (or if DLJMC fails to do so, the Trust) shall,  except as otherwise  agreed upon in writing by DLJMC and the Trust Administrator,  and except for any such expense,  disbursement or advance as may arise from the Trust Administrator's  negligence,  bad faith or willful misconduct,  pay or reimburse the Trust
Administrator (up to a maximum of $150,000),  for all reasonable  expenses,  disbursements and advances incurred or made by the Trust  Administrator  in accordance  with any of the  provisions of this Agreement with respect to: (A)
the reasonable  compensation  and the expenses and  disbursements of its counsel not associated with the closing of the issuance of the Certificates,  (B) the reasonable  compensation,  expenses and disbursements of any accountant, engineer or  appraiser  that is not  regularly  employed by the Trust  Administrator,  to the extent that the Trust
Administrator  must engage such  persons to perform  acts or services  hereunder  and (C)  printing  and  engraving expenses in connection  with preparing any  Definitive  Certificates.  In addition,  DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for  recertification  fees required to be paid by the
Trust  Administrator  pursuant  to the  Custodial  Agreement.  Except  as  otherwise  provided  herein,  the  Trust
Administrator  shall not be entitled to payment or reimbursement  for any routine ongoing expenses  incurred by the
Trust Administrator in the ordinary course of its duties as Trust Administrator,  Registrar,  Tax Matters Person or
Paying Agent  hereunder.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trust
Administrator  be liable for special,  indirect or consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trust  Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 10.06.    Eligibility Requirements for Trust Administrator.

                  The Trust  Administrator  hereunder  shall at all times be (a) an  institution  the  deposits  of which are fully insured by the FDIC and (b) a  corporation  or banking  association  organized  and doing  business under the laws of any state or the United  States of  America,  authorized  under such laws to  exercise  corporate trust  powers,  having a combined  capital  and  surplus of at least  $50,000,000  and  subject to  supervision  or examination by federal or state authority and (c) with  respect to every successor  Trust  Administrator  hereunder an institution the long-term  unsecured debt  obligations of which are rated at least Baa3 or better by Moody's and
BBB or better by S&P unless the failure of the Trust  Administrator's  long-term unsecured debt obligations to have such ratings  would not result in the  lowering of the ratings  originally  assigned to any Class of  Certificates.
If such corporation or banking  association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the  aforesaid  supervising  or  examining  authority,  then  for  the  purposes  of  this
Section 10.06  the  combined  capital  and surplus of such  corporation  or  association  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trust  Administrator  shall cease to be eligible in accordance with the provisions of this  Section 10.06, the Trust  Administrator  shall resign  immediately  in the manner and with the effect  specified in  Section 10.07 hereof.

                  SECTION 10.07.    Resignation and Removal of Trust Administrator.

                  The Trust  Administrator  may at any time resign and be discharged from the trusts hereby created by (a) giving  written notice of resignation to the Depositor,  the Seller, the Trustee,  the Master Servicer,  the
Special  Servicer,  the  Modification  Oversight  Agent and the Servicers and by mailing  notice of  resignation by first class mail,  postage  prepaid,  to the  Certificateholders  at their  addresses  appearing on the Certificate
Register,  and to the  Rating  Agencies,  not less than 60 days  before the date  specified  in such  notice  when, subject  to  Section 10.08,  such  resignation  is  to  take  effect,  and  (b) acceptance  by  a  successor  trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

                  If at any time  the  Trust  Administrator  shall  cease to be  eligible  in  accordance  with the provisions of Section 10.06  hereof and shall fail to resign after written request thereto by the Depositor,  or if at any time the Trust  Administrator  shall  become  incapable  of  acting,  or shall be  adjudged  a  bankrupt  or insolvent,  or a receiver of the Trust  Administrator or of its property shall be appointed,  or any public officer shall  take  charge or  control  of the Trust  Administrator  or of its  property  or  affairs  for the  purpose of rehabilitation,  conservation  or  liquidation  or if the Trust  Administrator  breaches any of its  obligations or representations  hereunder,  then the Depositor may remove the Trust  Administrator  and appoint a successor  trust administrator  by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trust
Administrator  and one copy to the successor trust  administrator.  The Trust  Administrator may also be removed at any time by the  Trustee  or the  Holders  of  Certificates  evidencing  not less  than  50% of the  Voting  Rights evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

                  If no successor trust  administrator  shall have been so appointed and have accepted  appointment within 30 days after the giving of such  notice of  resignation  or receipt of a notice of removal,  the  resigning
Trust  Administrator  may, at the Trust  Fund's  expense,  petition  any court of  competent  jurisdiction  for the appointment of a successor trust administrator.

                  Notwithstanding  the foregoing,  if the Master  Servicer shall for any reason no longer be Master
Servicer  hereunder,  at DLJMC's request,  the Trust Administrator shall resign, upon the selection and appointment of a successor trust administrator meeting the qualifications set forth in Section 10.06.

                  Any  resignation  or removal of the Trust  Administrator  and  appointment  of a successor  trust administrator  pursuant to any of the provisions of this  Section 10.07  shall become  effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

                  SECTION 10.08.    Successor Trust Administrator.

                  Any successor trust  administrator  appointed as provided in Section 10.07  hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor  trust  administrator an instrument  accepting such appointment  hereunder  and thereupon the  resignation  or removal of the  predecessor  trust  administrator  shall become  effective  and such  successor  trust  administrator,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with the like effect as if originally named as Trust  Administrator  herein. The Depositor,  upon receipt of all amounts due it hereunder,  and the  predecessor  trust  administrator  shall execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and  confirming in the successor trust administrator all such rights, powers, duties, and obligations.

                  No successor  trust  administrator  shall accept  appointment  as provided in this  Section 10.08 unless at the time of such  acceptance such successor  trust  administrator  shall be eligible under the provisions of Section 10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

                  Upon  acceptance  of  appointment  by  a  successor  trust  administrator  as  provided  in  this
Section 10.08,  the  Depositor  shall mail notice of the  succession of such trust  administrator  hereunder to all
Holders of Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within ten days after  acceptance of appointment by the successor  trust  administrator,  the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

                  SECTION 10.09.    Merger or Consolidation of Trust Administrator.

                  Any Person into which the Trust  Administrator  may be merged or  converted  or with which it may be  consolidated  or any  Person  resulting  from any  merger,  conversion  or  consolidation  to which  the  Trust
Administrator shall be a party, or any Person succeeding to the business of the Trust  Administrator,  shall be the successor of the Trust  Administrator  hereunder,  provided that such Person shall be eligible under the provisions of  Section 10.06  hereof  without  the  execution  or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust Administrator.

                  Notwithstanding  any other provisions of this Agreement,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust Fund or property  securing any Mortgage
Note may at the time be located,  the Master  Servicer and the Trust  Administrator  acting  jointly shall have the power and shall  execute  and  deliver  all  instruments  to  appoint  one or more  Persons  approved  by the Trust
Administrator to act as co-trust  administrator or co-trust  administrators  jointly with the Trust  Administrator, or separate  trust  administrator  or separate trust  administrators,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such capacity and for the benefit of the  applicable  Certificateholders,  such title to the Trust Fund, or any part thereof,  and,  subject to the other  provisions of this  Section 10.10,  such powers,  duties,  obligations,  rights and trusts as the Master Servicer and the Trust  Administrator  may consider necessary or  desirable.  If the Master  Servicer  shall not have joined in such  appointment  within  fifteen days after the  receipt  by it of a request  to do so, or in the case an Event of Default  shall  have  occurred  and be
continuing,  the  Trust  Administrator  alone  shall  have  the  power  to  make  such  appointment.   No  co-trust
administrator  or separate trust  administrator  hereunder  shall be required to meet the terms of eligibility as a successor trust  administrator under  Section 10.06 and no notice to  Certificateholders  of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

                  Every separate trust administrator and co-trust  administrator  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a)      all  rights,  powers,  duties  and  obligations  conferred  or  imposed  upon the  Trust
Administrator,  except for any  obligation  of the Trust  Administrator  under this  Agreement to advance  funds on behalf of the Master  Servicer or the  Servicer,  shall be conferred or imposed upon and  exercised or performed by the Trust  Administrator  and such  separate  trust  administrator  or  co-trust  administrator  jointly  (it being understood that such separate trust  administrator  or co-trust  administrator  is not authorized to act separately without the Trust  Administrator  joining in such act), except to the extent that under any law of any jurisdiction in  which  any  particular  act  or  acts  are to be  performed  by  the  Trust  Administrator  (whether  as  Trust
Administrator  hereunder or as successor to the Master Servicer or the Servicer),  the Trust Administrator shall be incompetent  or  unqualified  to  perform  such act or  acts,  in which  event  such  rights,  powers,  duties  and obligations  (including  the  holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)
shall be exercised and  performed  singly by such  separate  trust  administrator  or co-trust  administrator,  but solely at the direction of the Trust Administrator;

                  (b)      no trust  administrator  hereunder shall be held personally  liable by reason of any act or omission of any other trust administrator hereunder; and

                  (c)      the Master  Servicer and the Trust  Administrator  acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

                  Any notice,  request or other  writing given to the Trust  Administrator  shall be deemed to have been given to each of the then separate  trust  administrators  and co-trust  administrators,  as effectively as if given to each of them.  Every  instrument  appointing any separate trust  administrator  or co-trust  administrator shall  refer to this  Agreement  and the  conditions  of this  Article X. Each  separate  trust  administrator  and co-trust administrator,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the Trust  Administrator or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically including every provision of this
Agreement  relating  to the  conduct  of,  affecting  the  liability  of, or  affording  protection  to,  the Trust
Administrator.  Every such instrument shall be filed with the Trust  Administrator  and a copy thereof given to the
Master Servicer or the Servicers and the Depositor.

                  Any separate  trust  administrator  or co-trust  administrator  may, at any time,  constitute the
Trust  Administrator,  its agent or attorney-in-fact,  with full power and authority,  to the extent not prohibited by law,  to do any  lawful  act under or in respect  of this  Agreement  on its  behalf and in its name.  The Trust
Administrator  shall not be responsible for any action or inaction of any separate Trust  Administrator or Co-Trust
Administrator.  If any separate  trust  administrator  or co-trust  administrator  shall die,  become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised  by the Trust  Administrator,  to the  extent  permitted  by law,  without  the  appointment  of a new or successor trust administrator.

                  SECTION 10.11.    Office of the Trust Administrator.

                  The office of the Trust  Administrator  for  purposes  of receipt of notices  and  demands is the
Corporate Trust Office.

                  SECTION 10.12.    Tax Return.

                  The Master Servicer and each Servicer,  upon request,  shall furnish the Trust Administrator with all such  information  related to the Mortgage Loans in the  possession of the Master  Servicer or such Servicer as may be  reasonably  required  in  connection  with  the  preparation  by the  Trust  Administrator  of all  tax and information  returns of the Trust Fund, and the Trust  Administrator  shall sign such returns.  The Master Servicer and each Servicer,  severally and not jointly,  shall indemnify the Trust  Administrator  for all reasonable costs, including  legal fees and  expenses,  related to errors in such tax returns due to errors only in such  information provided by the Master Servicer or by such Servicer.

                  SECTION 10.13.    Determination of Certificate Index.

                  On each Interest  Determination  Date, the Trust  Administrator  shall determine each Certificate
Index for the  Accrual  Period  and  inform  the  Master  Servicer  of such  rate and such rate  shall be final and binding, absent a manifest error of the Trust Administrator.

                                                    ARTICLE XI

                                                    TERMINATION

                  As set forth in Article XI of the Series Supplement.

                                                    ARTICLE XII

                                             MISCELLANEOUS PROVISIONS

                  SECTION 12.01.    Amendment.

                  (a)      This Agreement may be amended from time to time by the Depositor,  the Master  Servicer, the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Seller,  the Trust  Administrator and
the Trustee, without the consent of any of the Certificateholders,

                           (i)      to cure any error or ambiguity,

                           (ii)     to correct or supplement any provisions  herein that may be  inconsistent  with any other provisions herein or in the Prospectus Supplement,

                           (iii)    to modify,  eliminate or add to any of its  provisions  to such extent as shall be necessary or  desirable  to maintain the  qualification  of the Trust Fund as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund  pursuant to the Code that would be a claim  against the Trust Fund,  provided  that the  Trustee  has  received  an Opinion of Counsel to the  effect  that (A) such  action is  necessary  or desirable to maintain such  qualification  or to avoid or minimize the risk of the  imposition of any such federal  income tax and (B) such action will not adversely  affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

                           (iv)     in  connection  with  the  appointment  of a  successor  servicer,  to  modify, eliminate or add to any of the servicing  provisions,  provided the Rating Agencies  confirm the rating of the Certificates, or

                           (v)      to make any other  provisions  with  respect to matters  or  questions  arising under  this  Agreement  that are not  materially  inconsistent  with  the  provisions  of this  Agreement, provided  that such  action  shall not  adversely  affect in any  material  respect the  interests  of any
         Certificateholder  or cause an Adverse REMIC Event.  Any Amendment  pursuant to  Section 12.01(a)(v) shall not be deemed to adversely  affect in any material  respect the  interests of any  Certificateholder  if a letter  is  obtained  from  each  Rating  Agency  stating  that such  amendment  would  not  result in the downgrading or withdrawal of the respective  ratings then assigned to the Certificates;  or to comply with the provisions of Regulation AB.

                  (b)      Except as provided  in  Section 12.01(c),  this  Agreement  may be amended  from time to time by the Depositor,  the Master  Servicer,  the Servicers,  the Special  Servicer,  the  Modification  Oversight
Agent,  the  Seller,  the Trust  Administrator  and the Trustee  with the  consent of the  Holders of  Certificates evidencing,  in the aggregate,  not less than 66 2/3% of the Voting Rights of all the  Certificates for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this Agreement or of  modifying  in any  manner  the  rights of the  Holders of the  Certificates;  provided,  however,  that no such amendment may  (i) reduce  in any manner the amount of, delay the timing of or change the manner in which  payments received on or with  respect to Mortgage  Loans are  required to be  distributed  with  respect to any  Certificate without  the  consent  of the  Holder of such  Certificate,  (ii) adversely  affect  in any  material  respect  the interests of the Holders of a Class of  Certificates  in a manner other than as set forth in (i) above  without the consent of the  Holders  of  Certificates  evidencing  not less than 66 2/3% of the  Voting  Rights of such  Class,
(iii) reduce the aforesaid  percentages of Voting Rights,  the holders of which are required to consent to any such amendment  without the consent of 100% of the Holders of  Certificates of the Class affected  thereby,  (iv) change the percentage of the Stated  Principal  Balance of the Mortgage Loans  specified in  Section 11.01(a) relating  to optional  termination of the Trust Fund, (v) change the percentage of the Stated Principal  Balance of the Mortgage
Loans  specified  in  Sections 11.01(d)  or (e)   relating  to a  Terminating  Auction  Sale,  or  (vi) modify  the provisions of this Section 12.01.

                  It shall not be  necessary  for the consent of  Certificateholders  under this  Section 12.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the  substance  thereof.  The  manner of  obtaining  such  consents  and of  evidencing  the  authorization  of the
execution  thereof  by  Certificateholders   shall  be  subject  to  such  reasonable   regulations  as  the  Trust
Administrator may prescribe.

                  (c)      This Agreement may be amended from time to time by the Depositor,  the Master  Servicer, the Special  Servicer,  the Modification  Oversight Agent, the Servicers,  the Trust  Administrator and the Trustee
for the  purpose  of making one or more  REMIC  elections  with  respect  to one or more  Classes  of  Certificates delivered to the Trustee and issuing one or more additional classes of certificates  representing  interests in the
Classes of Certificates  delivered to the Trustee;  provided,  however, such amendment shall require the consent of
100% of the Holders of the  Certificates  of the Class or Classes  delivered  to the Trust  Administrator  and such amendment shall not cause an Adverse REMIC Event.

                  (d)      Promptly   after  the  execution  of  any  amendment  to  this   Agreement,   the  Trust
Administrator  shall furnish  written  notification  of the substance of such amendment to each  Certificateholder, and the Rating Agencies.

                  (e)      Prior to the execution of any amendment to this  Agreement,  each of the Trustee and the
Trust  Administrator  shall receive and be entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the Person seeking such  amendment)  stating that the execution of such amendment is authorized and permitted by this  Agreement.  The Trustee and the Trust  Administrator  may, but shall not be obligated to, enter into any such amendment  which affects the Trustee's or the Trust  Administrator's  own rights,  duties or immunities  under this
Agreement.

                  (f)      The Master  Servicer  and the Trust  Administrator  may  consent to any  amendment  of a
Designated  Servicing  Agreement to make any other  provisions  with respect to matters or questions  arising under such Designated  Servicing Agreement or this Agreement that are not materially  inconsistent with the provisions of such Designated  Servicing  Agreement and this Agreement,  provided that such action shall not adversely  affect in any material  respect the  interests  of any  Certificateholder  or cause an Adverse  REMIC  Event.  Any  amendment pursuant to this  Section 12.01(f) shall  not be deemed to adversely  affect in any material  respect the interests of any  Certificateholders  if a letter is obtained from each Rating Agency stating that such  amendment  would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

                  (g)      Neither the Master Servicer nor the Trust  Administrator  shall consent to any amendment of a Designated  Servicing  Agreement  which shall  adversely  affect in any material  respect the interests of the
Holders of a Class of  Certificates  without the consent of the Holders of  Certificates  evidencing  not less than
66-2/3% of the Voting Rights of such Class.

                  It shall not be  necessary  for the  consent of  Certificateholders  under this  Section 12.01 to approve the  particular  form of any  proposed  amendment  of a  Designated  Servicing  Agreement,  but it shall be sufficient  if such consent  shall  approve the  substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization of the execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                  Promptly  after the execution of any amendment to a Designated  Servicing  Agreement  pursuant to
Section 12.01(f) or  (g), the Trust  Administrator  shall furnish,  upon written notice of such amendment,  written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

                  (h)      Notwithstanding  any other  provision  of this  Agreement,  no  amendment  shall be made affecting  the  rights  of the  Holders  of the Class P  Certificates  to  receive  Assigned  Prepayment  Premiums, including any amendment to Section 3.21, without the consent of 100% of the Holders of the Class P Certificates.

                  (i)      Notwithstanding  anything to the contrary in this  Section 12.01,  the Master  Servicer, the Special Servicer,  the Modification  Oversight Agent, the Servicers,  the Seller,  the Trust  Administrator and
the  Trustee  shall  reasonably  cooperate  with the  Depositor  and its counsel to enter into such  amendments  or modifications to the Agreement as may be necessary to comply with Regulation AB and any  interpretation  thereof by the Commission.

                  (j)      Without the consent of the Swap  Counterparty,  the Seller and the  Depositor  shall not enter into any  amendment or  modification  of the terms and  provisions  of this  Agreement  if such  amendment or modification would materially adversely affect the rights and interests of the Swap Counterparty hereunder.

                  SECTION 12.02.    Recordation of Agreement; Counterparts.

                  (a)      This  Agreement  (other than Schedule I) is subject to  recordation  in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
Such  recordation,  if any,  shall be effected by the  Depositor  at its  expense,  but only upon  direction by the
Trustee  (acting at the  direction  of the holders of  Certificates  evidencing a majority of the  aggregate  Class
Principal  Balance)  accompanied  by an  Opinion  of  Counsel  (at the  Depositor's  expense)  to the  effect  that non-recordation materially and adversely affects the interests of the Certificateholders.

                  (b)      For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement may be executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

                  SECTION 12.03.    Governing Law.

                  THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
NEW YORK,  WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPALS  THEREOF,  OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE
NEW YORK GENERAL OBLIGATIONS LAW.

                  SECTION 12.04.    Intention of Parties.

                  (a)      It is the  express  intent of the  Depositor,  the  Seller,  the  Master  Servicer,  the
Special Servicer,  the Modification  Oversight Agent, the Servicers,  the Trust  Administrator and the Trustee that
(i) the  conveyance  by DLJMC of the Mortgage  Loans to the Depositor  pursuant to the  Assignment  and  Assumption
Agreement and (v) the  conveyance by the  Depositor to the Trustee as provided for in  Section 2.01  of each of the
Seller's  and  Depositor's  right,  title and interest in and to the  Mortgage  Loans be, and be  construed  as, an absolute sale and  assignment  by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage  Loans
for the benefit of the  Certificateholders.  Further,  it is not  intended  that any  conveyance  be deemed to be a pledge of the  Mortgage  Loans by DLJMC to the  Depositor  or by the  Depositor  to the Trustee to secure a debt or other  obligation.  However,  in the  event  that  the  Mortgage  Loans  are  held to be  property  of DLJMC or the
Depositor,  as applicable,  or if for any reason the Assignment and Assumption  Agreement or this Agreement is held or deemed to create a security  interest in the Mortgage Loans,  then it is intended that (i) this  Agreement shall also be  deemed  to be a  security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial  Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction;  (ii) the  conveyances provided  for in  Section 2.01  shall be deemed to be a grant by the Seller  and the  Depositor  to the  Trustee on behalf of the  Certificateholders,  to secure payment in full of the Secured  Obligations (as defined below),  of a security  interest in all of the Seller's and the Depositor's  right (including the power to convey title thereto), title and interest,  whether now owned or hereafter acquired, in and to the Mortgage Loans,  including the Mortgage
Notes,  the Mortgages,  any related  insurance  policies and all other documents in the related Mortgage Files, and all accounts,  contract  rights,  general  intangibles,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates  of deposit,  goods,  letters of credit,  advices of credit and  uncertificated  securities consisting  of, arising from or relating to (A) the Mortgage  Loans,  including with respect to each Mortgage Loan, the  Mortgage  Note and related  Mortgage,  and all other  documents in the related  Trustee  Mortgage  Files,  and including any Qualified  Substitute Mortgage Loans; (B) pool insurance policies,  hazard insurance policies and any bankruptcy  bond  relating to the  foregoing,  if  applicable;  (C) the  Certificate  Account;  (D) the  Collection
Account;  (E) all amounts  payable after the Cut-off Date to the holders of the Mortgage  Loans in accordance  with the terms thereof;  (F) all income,  payments,  proceeds and products of the conversion,  voluntary or involuntary, of the foregoing into cash,  instruments,  securities or other property,  including without  limitation all amounts from  time to time  held or  invested  in the  Certificate  Account,  whether  in the  form of  cash,  instruments, securities  or  other  property;  and (G)  all  cash  and  non-cash  proceeds  of any of the  foregoing;  (iii) the possession  by the Trustee or any other  agent of the Trustee of Mortgage  Notes or such other items of property as constitute instruments,  money, documents,  advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession  by the secured  party," or possession by a purchaser or a person designated  by him or her, for purposes of  perfecting  the security  interest  pursuant to the Uniform  Commercial
Code (including,  without limitation,  Sections 9-313,  8-313 or 8-321 thereof);  and (iv) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to,  or  acknowledgments,  receipts  or  confirmations  from,  financial  intermediaries, securities  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of perfecting  such security interest under applicable law. "Secured  Obligations"  means (i) the rights of each  Certificateholder  to be paid any amount owed to it under this Agreement and (ii) all  other  obligations of the Seller and the Depositor under this Agreement and the Assignment and Assumption Agreement.

                  (b)      The Seller and the Depositor,  and, at the  Depositor's  direction,  the Master Servicer or the Servicers,  the Trustee and the Trust  Administrator,  shall, to the extent  consistent with this Agreement, take such  reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were  deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security  interest would be deemed to be a perfected  security  interest of first  priority as  applicable.  The  Depositor  shall  prepare and file,  at the related  Servicer's  expense,  all filings  necessary to maintain the  effectiveness  of any original filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation  (i) continuation  statements, and
(ii) such  other  statements  as may be  occasioned  by any transfer of any interest of the Master  Servicer or any
Servicer or the Depositor in any Mortgage Loan.

                  SECTION 12.05.    Notices.
                  In addition  to other  notices  provided  under this  Agreement,  the Trust  Administrator  shall notify the Rating Agencies in writing:  (a) of any  substitution  of any Mortgage Loan;  (b) of any payment or draw on any  insurance  policy  applicable  to the Mortgage  Loans;  (c) of the final  payment of any amounts owing to a
Class of  Certificates;  (d) any Event of Default under this  Agreement;  and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                  All  directions,  demands and notices  hereunder  shall be in writing and shall be deemed to have been duly given when received  (i) in the case of the Depositor,  with respect to notices  required to be delivered by the Trust  Administrator  pursuant to Article XIII,  Credit Suisse First Boston  Mortgage  Securities  Corp. via
facsimile  to  (917)  326-7936  or via  email to  Bruce.Kaiserman@Credit-Suisse.com,  and for all  other  purposes,
Credit Suisse First Boston  Mortgage  Securities  Corp., 11 Madison  Avenue,  4th Floor,  New York, New York 10010,
Attention: Peter  Sack (with a copy to DLJ Mortgage  Acceptance  Corp.,  11 Madison  Avenue,  4th Floor,  New York,
New York 10010,   Attention:   Peter  Sack);  (ii) in  the  case  of  the  Trustee,  the  Corporate  Trust  Office,
Attention: Charles  F. Pedersen, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York,  New York 10010,  Attention: Peter
Sack, Fax: (212) 743-5261 (with a copy to DLJ Mortgage  Acceptance  Corp., 11 Madison Avenue,  4th Floor, New York,
New York 10010,  Attention:  Bruce  Kaiserman,  Fax: (917)  326-7936),  or such other  address as may be  hereafter furnished to the  Depositor  and the Trustee by DLJMC in writing;  (iv) in the case of Moody's,  99 Church  Street,
New York, New York 10007,  Attention:  Christine Lachnicht;  (v) in the case of Standard & Poor's, 55 Water Street,
New York, New York 10041; (vi) in the case of SPS, 3815 South West Temple, Salt Lake City,  Utah 84115,  Attention:
Lester  Cheng,  with a copy to 3815 South West Temple,  Salt Lake City,  Utah 84115,  Attention:  General  Counsel;
(vii) in the case of Wells Fargo, as Master Servicer,  Corporate Trust Office,  9062 Old Annapolis Road,  Columbia,
MD 21045,  Attention: [Name  of Series Trust] or such other address as may be hereafter  furnished to the Depositor or the Trustee in writing by Wells  Fargo;  (viii) in  the case of the Trust  Administrator,  the  Corporate  Trust
Office;  (ix) in the case of the Special  Servicer or Modification  Oversight Agent,  Select  Portfolio  Servicing,
Inc., 14523 SW Millikan Way, Beaverton,  Oregon 97005,  Attention: Heidi  Peterson, (x) in the case of Wells Fargo,
with  respect  to  servicing  issues,  Wells  Fargo  Bank,  N.A.,  1 Home  Campus,  Des Moines,   Iowa  50328-0001,
Attention: John B. Brown,  MAC-X2302-033,  Fax: (515) 324-3118,  and with respect to all other issues,  Wells Fargo
Bank,  N.A., 7495 New Horizon Way,  Frederick,  Maryland 21703,  Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax:
(301) 846-8201,  in each case with a copy to Wells Fargo Bank, N.A.,  1 Home Campus,  Des Moines,  Iowa 50328-0001,
Attention:  General  Counsel,  MAC-X2401-06T,  or such other  address as may be  hereafter  furnished in writing by
Wells  Fargo,  (xi) in the  case of the  Swap  Counterparty  or  Interest  Rate  Cap  Counterparty,  Credit  Suisse
International,  One Cabot  Square,  London E14 4QJ,  Attention:  Head of Credit  Risk  Management,  with copies to:
Managing Director - Operations  Department and Managing  Director - Legal Department,  or such other address as may be hereafter  furnished in writing by the Swap  Counterparty  or Interest  Rate Cap  Counterparty,  as  applicable,
(xii) in the case of WMMSC, to Washington Mutual Mortgage Securities Corp., 1301 Second Avenue, WMC 3501,  Seattle,
Washington 98101,  Attention:  Servicing  Compliance,  with a copy to Washington Mutual Mortgage  Securities Corp.,
1301 Second Avenue, WMC 3501,  Seattle,  Washington 98101, Attention: Legal Department or such other address as may be hereafter furnished in writing to the Depositor and the Trustee by WMMSC,  (xiii) in the case of GreenPoint,  to
GreenPoint  Mortgage  Funding,  Inc.,  100 Wood  Hollow  Drive,  Novato,  California  94945,  Attention:  Secondary
Marketing, cc: General Counsel and (xiv) with respect to any other party, as set forth in the Series Supplement.

                  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

                  SECTION 12.06.    Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable  from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

                  SECTION 12.07.    Limitation on Rights of Certificateholders.

                  The death or incapacity of any  Certificateholder  shall not operate to terminate  this Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representative  or heirs to claim an accounting or to take any action or commence  any  proceeding  in any court for a petition  or winding up of the Trust  Fund,  or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No  Certificateholder  shall have any right to vote (except as provided  herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall  anything  herein set forth or contained in the terms of the  Certificates  be construed so as to  constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability  to any third party by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

                  No  Certificateholder  shall have any right by virtue or by availing  itself of any provisions of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder  previously shall have given to the Trust  Administrator a written notice of an
Event of Default and of the  continuance  thereof,  as  provided  herein,  and unless the  Holders of  Certificates evidencing  not less than 25% of the Voting  Rights  evidenced  by the  Certificates  shall also have made  written request  upon the Trust  Administrator  to  institute  such  action,  suit or  proceeding  in its own name as Trust
Administrator  hereunder  and shall have offered to the Trust  Administrator  such  reasonable  indemnity as it may require  against  the  costs,  expenses,  and  liabilities  to be  incurred  therein  or  thereby,  and  the  Trust
Administrator,  for 60 days after its receipt of such notice, request and offer of indemnity,  shall have neglected or  refused to  institute  any such  action,  suit or  proceeding;  it being  understood  and  intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the Trust Administrator, that no one or more Holders of  Certificates  shall have any right in any manner  whatever by virtue or by availing itself or  themselves  of any  provisions  of this  Agreement  to affect,  disturb or  prejudice  the rights of the
Holders of any other of the  Certificates,  or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this  Agreement,  except in the manner herein provided and for the common benefit of all  Certificateholders.  For the  protection and  enforcement of the provisions of this  Section 12.07, each and every  Certificateholder  and the Trust  Administrator  shall be  entitled  to such relief as can be given either at law or in equity.

                  SECTION 12.08.    Certificates Nonassessable and Fully Paid.

                  It is the intention of the Depositor that  Certificateholders  shall not be personally liable for obligations  of the Trust Fund,  that the  interests in the Trust Fund  represented  by the  Certificates  shall be nonassessable for any reason whatsoever,  and that the Certificates,  upon due authentication  thereof by the Trust
Administrator pursuant to this Agreement, are and shall be deemed fully paid.

                  SECTION 12.09.    Protection of Assets.

                  Except for transactions and activities  entered into in connection with the  securitization  that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

                  (i)      borrow money or issue debt;

                  (ii)     merge with another entity, reorganize, liquidate or sell assets; or

                  (iii)    engage in any business or activities.

                  Each party to this  agreement  agrees that it will not file an  involuntary  bankruptcy  petition against the Trust Fund or initiate any other form of insolvency  proceeding  until 366 days after the  Certificates have been paid.

                  SECTION 12.10.    Non-Solicitation.

                  From and  after  the date of this  Agreement,  each of the  Depositor,  the  Seller,  the  Master
Servicer,  the Servicers (other than WMMSC),  the Trust  Administrator and the Trustee agrees that it will not take any  action or permit or cause any  action to be taken by any of its agents or  affiliates,  or by any  independent contractors  on any such party's  behalf,  to personally,  by telephone,  by mail, or  electronically  by e-mail or through the internet or  otherwise,  solicit the  borrower or obligor  under any  Mortgage  Loan to  refinance  the
Mortgage  Loan,  in whole or in part.  Notwithstanding  the  foregoing,  it is  understood  and agreed that neither
(i) promotions  undertaken by the Depositor,  the Seller, the Master Servicer, any Servicer (other than WMMSC), the
Trust  Administrator  or the  Trustee or any  affiliate  of any such party that  originates  mortgage  loans in the normal  course,  which are  directed  to the  general  public at large,  or segments  thereof,  including,  without limitation,  mass  mailings  based on  commercially  acquired  mailing  lists or  newspaper,  radio and  television advertisements  nor (ii) serving the refinancing  needs of a Mortgagor who, without  solicitation,  contacts either party in connection  with the refinance of such Mortgage or Mortgage  Loan,  shall  constitute  solicitation  under this  Section 12.10,  provided,  that no segment of the general public shall consist  primarily of the borrowers or obligors under the Mortgage Loans.  None of the Depositor,  the Seller,  the Master  Servicer,  any Servicer (other than WMMSC),  the Trust  Administrator  or the Trustee  shall  permit the sale of the name of any  Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

                  WMMSC  covenants and agrees that it shall not take any action to solicit the  refinancing  of any
Mortgage Loan following the date hereof or provide  information  to any other entity to solicit the  refinancing of any  Mortgage  Loan;  provided,  that  the  foregoing  shall  not  preclude  WMMSC  or any of its  affiliates  from
(a) engaging  in general  solicitations  to its customer  base,  including by mass mailing or as part of monthly or periodic  statements  mailed  to its  borrowers  or to  holders  of  deposit  or other  accounts,  (b) engaging  in solicitations to the general public,  including without limitation by mass mailing,  newspaper,  radio,  television or other  media which are not  specifically  directed  toward the  Mortgagors,  (c) engaging  in  solicitations  of optional  insurance or other bank products (not including  mortgage  loans),  (d) refinancing  the Mortgage Loan of any Mortgagor who,  without  solicitation,  contacts WMMSC to request the refinancing of the related  Mortgage Loan or  (e) engaging  in any action to solicit the  refinancing of any Mortgage Loan to the extent such action would be permitted  under the Fannie Mae Selling  Guide or the Fannie Mae Servicing  Guide,  provided that WMMSC agrees that it shall not, in engaging in any such solicitation, specifically target any of the Mortgage Loans.

                                                   ARTICLE XIII

                                              EXCHANGE ACT REPORTING

                  SECTION 13.01.    Commission Reporting.

                  The Trust  Administrator,  each Servicer and the Master Servicer shall reasonably  cooperate with the Depositor in connection  with the Trust's  satisfying  the reporting  requirements  under the Exchange Act. The
Trust  Administrator  shall prepare on behalf of the  Depositor any Forms 8-K, 10-D and 10-K  customary for similar securities as required by the Exchange Act and the rules and  regulations  of the  Commission  thereunder,  and the
Depositor or Master Servicer,  as specified below,  shall sign and the Trust  Administrator  shall file (via EDGAR)
such Forms on behalf of the Depositor.

                  Form 10-D and Form 10-K require the  registrant  to indicate (by checking  "yes" or "no") that it
"(1) has filed all reports  required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such  shorter  period  that the  registrant  was  required to file such  reports),  and (2) has been subject  to such  filing  requirements  for the  past 90  days."  The  Depositor  hereby  represents  to the  Trust
Administrator  that,  as of the  Closing  Date,  the  Depositor  has filed all such  required  reports  during  the preceding 12 months and that it has been subject to such filing  requirement  for the past  90 days.  The Depositor shall  notify  the Trust  Administrator  in  writing,  no later  than the  fifth  calendar  day  after the  related
Distribution  Date with  respect to the  filing of a report on Form 10-D and no later than March 15th with  respect to the filing of a report on Form  10-K,  if the answer to each  question  should be "no." The Trust  Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

                  SECTION 13.02.    Form 10-D Reporting

                  Within 15 days after each Distribution  Date (subject to permitted  extensions under the Exchange
Act),  the Trust  Administrator  shall prepare and file on behalf of the Trust Fund any  Form 10-D  required by the
Exchange  Act, in form and  substance as required by the  Exchange  Act.  The Trust  Administrator  shall file each
Form 10-D  with a copy of the  related  Monthly  Statement  attached  thereto.  Any  disclosure  in addition to the
Monthly  Statement  that is required  to be included on  Form 10-D  ("Additional  Form 10-D  Disclosure")  shall be reported  by the parties set forth on Exhibit S to the  Depositor  and the Trust  Administrator  and  directed  and approved by the Depositor  pursuant to the following  paragraph and the Trust  Administrator  shall have no duty or liability for any failure  hereunder to determine or prepare any  Additional  Form 10-D  Disclosure,  except as set forth in the next paragraph.

                  As set forth on  Exhibit S  hereto,  within five  calendar  days after the  related  Distribution
Date,  (i) the  parties  set  forth  thereon  shall be  required  to  provide  to the Trust  Administrator  and the
Depositor,  to the extent known by a responsible officer thereof,  in EDGAR-compatible  form, or in such other form as otherwise  agreed upon by the Trust  Administrator  and such party,  the form and  substance  of any  Additional
Form 10-D Disclosure,  if applicable,  together with an additional disclosure notification in the form of Exhibit W hereto (an "Additional  Disclosure  Notification") and (ii) the Depositor shall approve,  as to form and substance, or  disapprove,  as the case may be, the  inclusion  of the  Additional  Form 10-D  Disclosure  on  Form 10-D.  The
Depositor  shall  be  responsible  for  any  reasonable  fees  and  expenses  assessed  or  incurred  by the  Trust
Administrator  in connection  with  including any  Additional  Form 10-D  Disclosure on Form 10-D  pursuant to this paragraph.

                  After  preparing the Form 10-D,  the Trust  Administrator  shall forward  electronically  a draft copy of the Form 10-D to the Depositor as soon as possible,  however,  in no event later than the 11th calendar day after the  related  Distribution  Date.  Within two  business  days of  receipt,  but in no event no later than the
Business Day prior to the date specified in the next sentence,  the Depositor shall notify the Trust  Administrator of any changes to or  approval of such  Form 10-D.  In the absence of receipt of any written  changes or  approval, the  Trust  Administrator  shall  be  entitled  to  assume  that  such  Form 10-D  is in final  form and the  Trust
Administrator  may proceed with the  execution and filing of the  Form 10-D.  No later than two Business Days prior to the 15th  calendar day after the related  Distribution  Date,  a duly  authorized  representative  of the Master
Servicer  shall sign the  Form 10-D.  If a Form 10-D  cannot be filed on time or if a  previously  filed  Form 10-D needs to be amended,  the Trust  Administrator  shall follow the  procedures set forth in  Section 13.05.  Promptly
(but no later  than one  Business  Day)  after  filing  with the  Commission,  the Trust  Administrator  shall make available  on its  internet  website  a final  executed  copy of each  Form 10-D  prepared  and  filed by the Trust
Administrator.  Each party to this  Agreement  acknowledges  that the  performance  by the Master  Servicer and the
Trust  Administrator  of its duties  under this  Section 13.02  related to the timely  preparation,  execution  and filing  of  Form 10-D  is  contingent  upon  such  parties  strictly  observing  all  applicable  deadlines  in the performance  of their duties under this  Section 13.02.  Neither the Trust  Administrator  nor the Master  Servicer
shall have any  liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare,  timely execute  and/or timely file such  Form 10-D,  where such failure  results from the Trust
Administrator's  inability  or failure to obtain or receive,  on a timely  basis,  any  information  from any other party  hereto  needed to  prepare,  arrange  for  execution  or file such  Form 10-D,  not  resulting  from its own negligence, bad faith or willful misconduct.

                  SECTION 13.03.    Form 10-K Reporting

                  Within 90 days  after the end of each  fiscal  year of the Trust or such  earlier  date as may be required by the Exchange Act (the "10-K Filing  Deadline") (it being  understood that the fiscal year for the Trust ends on December  31st of each year),  commencing  in March of the calendar  year  following  the calendar  year in which the Closing Date of the related Series occurs,  the Trust  Administrator  shall prepare and file on behalf of the Trust a Form 10-K,  in form and substance as required by the Exchange Act.  Each such  Form 10-K  shall include the following  items,  in each case to the extent they have been  delivered to the Trust  Administrator  within the applicable time frames set forth in this Agreement,  the related  Custodial  Agreements and the related  Designated
Servicing  Agreement,  (i) the Item 1123  Certification  for each Servicer,  each Additional  Servicer,  the Master
Servicer,  Trust Administrator,  the Modification Oversight Agent and any Servicing Function Participant engaged by such  parties  (each,  a  "Reporting  Servicer")  as  described  under  Section 13.06,  (ii)(A) the  Assessment  of
Compliance with servicing  criteria for each Reporting  Servicer as described under  Section 13.07,  and (B) if any
Reporting  Servicer's  Assessment of  Compliance  identifies  any material  instance of  noncompliance,  disclosure identifying  such  instance of  noncompliance,  or if any  Reporting  Servicer's  Assessment  of  Compliance is not
included as an exhibit to such  Form 10-K,  disclosure that such report is not included and an explanation why such report is not included,  (iii)(A) the  Accountant's  Attestation  for each Reporting  Servicer,  as described under
Section 13.08,  and  (B) if any  Accountant's  Attestation  identifies  any  material  instance  of  noncompliance, disclosure identifying such instance of noncompliance,  or if any such Accountant's  Attestation is not included as an exhibit to such  Form 10-K,  disclosure  that such report is not included and an explanation  why such report is not included, and (iv) a Sarbanes-Oxley  Certification as described in Section 13.09;  provided,  however, that the
Trust  Administrator,  at its discretion,  may omit from the Form 10-K any Item 1123  Certification,  Assessment of
Compliance  or  Accountants  Attestation  that  is not  required  to be  filed  with  such  Form 10-K  pursuant  to
Regulation AB.  Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K  ("Additional  Form 10-K  Disclosure")  shall be reported by the parties set forth on Exhibit Y to the
Depositor and Trust  Administrator and directed and approved by the Depositor  pursuant to the following  paragraph and the Trust  Administrator  shall have no duty or liability for any failure hereunder to determine or prepare any
Additional Form 10-K Disclosure, except as set forth in the next paragraph.

                  As set forth on Exhibit Y  hereto,  no later than March 15 of each year that the Trust is subject to the Exchange Act reporting  requirements,  commencing in the calendar year  following the calendar year in which the  Closing  Date of the related  Series  occurs,  (i) the  parties  set forth on  Exhibit Y  shall be required to provide to the Trust  Administrator  and the Depositor,  to the extent known by a responsible  officer thereof,  in
EDGAR-compatible  form, or in such other form as otherwise agreed upon by the Trust  Administrator  and such party, the form and  substance  of any  Additional  Form 10-K  Disclosure,  if  applicable,  together  with an  Additional
Disclosure  Notification  and (ii) the Depositor  shall approve,  as to form and substance,  or disapprove,  as the case  may be,  the  inclusion  of the  Additional  Form 10-K  Disclosure  on  Form 10-K.  The  Depositor  shall  be responsible  for any reasonable  fees and expenses  assessed or incurred by the Trust  Administrator  in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

                  After  preparing the Form 10-K,  the Trust  Administrator  shall forward  electronically  a draft copy of the  Form 10-K to the  Depositor  for review.  Within three (3) business  days of receipt,  but in no event later  than  March 25, the  Depositor  shall  notify the Trust  Administrator  in writing  (which may be  furnished electronically)  of any  changes to or  approval  of such  Form 10-K.  In the  absence  of  receipt of any  written changes or approval the Trust  Administrator  shall be entitled to assume that such  Form 10-K is in final form. No later than the close of business on the 4th Business Day prior to the 10-K Filing  Deadline,  the  Depositor  shall sign the Form 10-K and return an electronic or fax copy of such signed  Form 10-K  (with an original  executed hard copy to follow  by  overnight  mail) to the Trust  Administrator.  If a  Form 10-K  cannot be filed on time or if a previously filed Form 10-K needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in
Section 13.05.  Promptly  (but no  later  than 1  Business  Day)  after  filing  with  the  Commission,  the  Trust
Administrator  shall make available on its internet  website a final  executed copy of each Form 10-K  prepared and filed by the Trust  Administrator.  The parties to this Agreement  acknowledge  that the  performance by the Master
Servicer and the Trust  Administrator of its duties under this Section 13.03  related to the timely preparation and filing of Form 10-K is contingent  upon such parties (and the Custodians,  Designated  Servicers and any Additional
Servicer or other Servicing Function  Participant)  strictly observing all applicable  deadlines in the performance of their  duties  under  Article XIII.  Neither  the Trust  Administrator  nor the Master  Servicer  shall have any liability  for any loss,  expense,  damage or claim  arising  out of or with  respect to any  failure  to  properly prepare and/or timely file such Form 10-K,  where such failure results from the Trust Administrator's  inability or failure to obtain or receive,  on a timely basis,  any  information  from any other party hereto needed to prepare, arrange  for  execution  or file such  Form 10-K,  not  resulting  from its own  negligence,  bad faith or  willful misconduct.

                  SECTION 13.04.    Form 8-K Reporting

                  Within four (4) Business Days after the occurrence of an event  requiring  disclosure on Form 8-K
(each such event, a "Reportable Event"),  and if requested by the Depositor,  the Trust Administrator shall prepare and file on behalf of the Trust any Form 8-K,  as required by the Exchange Act,  provided that the Depositor  shall file the initial  Form 8-K in connection  with the issuance of the  Certificates.  Any  disclosure  or  information related to a  Reportable  Event or that is  otherwise  required to be included  on Form 8-K  ("Form 8-K  Disclosure
Information")  shall  be  reported  by  the  parties  set  forth  on  Exhibit  U to the  Depositor  and  the  Trust
Administrator  and  directed  and  approved by the  Depositor  pursuant to the  following  paragraph  and the Trust
Administrator  shall have no duty or  liability  for any failure  hereunder  to  determine  or prepare any Form 8-K
Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

                  As set  forth on  Exhibit U  hereto,  for so long as the Trust is  subject  to the  Exchange  Act reporting  requirements,  no later than the end of  business(New  York City time) on the 2nd Business Day after the occurrence of a Reportable  Event  (i) the  parties to this  transaction  shall be required to provide to the Trust
Administrator and the Depositor,  to the extent known by a responsible officer thereof,  in EDGAR-compatible  form, or in such other form as otherwise  agreed upon by the Trust  Administrator  and such party, the form and substance of any Form 8-K Disclosure  Information,  if applicable,  together with an Additional  Disclosure  Notification and
(ii) the  Depositor shall approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the Form 8-K  Disclosure  Information.  The Depositor  shall be responsible  for any  reasonable  fees and expenses assessed or incurred by the Trust  Administrator in connection with including any Form 8-K  Disclosure  Information on Form 8-K pursuant to this paragraph.

                  After preparing the Form 8-K,  the Trust Administrator shall forward  electronically a draft copy of the  Form 8-K  to the  Depositor  for  review.  Promptly,  but no later  than the close of  business  on the 3rd business day after the  Reportable  Event,  the Depositor  shall notify the Trust  Administrator  in writing of any changes to or approval of such Form 8-K.  In the absence of receipt of any written  changes or approval,  the Trust
Administrator  shall  be  entitled  to  assume  that  such  Form 8-K  is  in  final  form  and  a  duly  authorized representative  of the Trust  Administrator  may proceed  with the  execution  and filing of the  Form 8-K.  A duly authorized  representative  of the Master  Servicer shall sign the Form 8-K.  If a Form 8-K cannot be filed on time or if a previously  filed Form 8-K  needs to be amended,  the Trust  Administrator  shall follow the procedures set forth in  Section 13.05.  Promptly  (but no later than one  Business  Day) after  filing with the  Commission,  the
Trust  Administrator  shall make available on its internet website a final executed copy of each Form 8-K  prepared and filed by the Trust  Administrator.  The  parties to this  Agreement  acknowledge  that the  performance  by the
Trust  Administrator  and the  Master  Servicer  of its  duties  under  this  Section 13.04  related  to the timely preparation and filing of Form 8-K is contingent upon such parties strictly  observing all applicable  deadlines in
the  performance  of  their  duties  under  this   Section 13.04.   Neither  the  Master  Servicer  nor  the  Trust
Administrator  shall have any  liability for any loss,  expense,  damage or claim arising out of or with respect to any failure to properly  prepare  and/or  timely file such  Form 8-K,  where such  failure  results  from the Trust
Administrator's  inability  or failure to obtain or receive,  on a timely  basis,  any  information  from any other party  hereto  needed  to  prepare,  arrange  for  execution  or file such  Form 8-K,  not  resulting  from its own negligence, bad faith or willful misconduct.

                  SECTION 13.05.    Delisting; Amendment; Late Filing of Reports

                  On or before  January  30 of the first  year in which  the Trust  Administrator  is able to do so under applicable law, the Trust  Administrator  shall prepare and file a Form 15 Suspension  Notification  relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

                  In the event that the Trust  Administrator  is unable to timely file with the  Commission  all or any  required  portion of any  Form 8-K,  10-D or 10-K  required  to be filed by this  Agreement  because  required disclosure  information  was either not  delivered to it or delivered to it after the delivery  deadlines set forth in this  Agreement or for any other reason,  the Trust  Administrator  shall  promptly  notify  electronically  the
Depositor.  In the case of Form 10-D and 10-K,  the parties to this Agreement  shall  cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as  applicable,  pursuant to  Rule 12b-25 of the Exchange Act. In the case of
Form 8-K,  the Trust  Administrator  shall, upon receipt of all required Form 8-K  Disclosure  Information and upon the approval and direction of the Depositor,  include such  disclosure  information on the next  Form 10-D.  In the event that any  previously  filed  Form 8-K,  10-D or 10-K needs to be amended in  connection  with any  additional
Form 10-D  Disclosure (other than for the purpose of restating the Monthly Report),  the Trust  Administrator shall electronically  notify the Depositor and such parties shall cooperate to prepare any necessary  Form 8-K/A,  10-D/A or 10-K/A.  Any Form 15, Form  12b-25 or any  amendment  to  Form 8-K or 10-D shall be signed by a duly  authorized representative  of the Master  Servicer.  Any amendment to Form 10-K shall be signed by the Depositor.  The parties to this Agreement  acknowledge  that the  performance by the Trust  Administrator  and the Master Servicer of their duties  under this  Section 13.05  related to the timely  preparation  and filing of Form 15, a Form  12b-25 or any amendment  to  Form 8-K,  10-D or 10-K is  contingent  upon  each such  party  performing  its  duties  under  this
Section 13.05.  Neither the Trust  Administrator  nor the Master  Servicer  shall have any  liability for any loss, expense,  damage or claim arising out of or with respect to any failure to properly  prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K,  where such failure  results from the Trust
Administrator's  inability  or failure to obtain or receive,  on a timely  basis,  any  information  from any other party  hereto  needed to prepare,  arrange for  execution  or file such Form 15, Form 12b-25 or any  amendments  to
Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  SECTION 13.06.    Annual Statements of Compliance

                  The  Master  Servicer,  the  Trust  Administrator,  the  Modification  Oversight  Agent  and each
Servicer  shall  deliver or  otherwise  make  available  (and the Master  Servicer,  the Trust  Administrator,  the
Modification  Oversight  Agent and each Servicer shall cause any Servicing  Function  Participant  engaged by it to deliver or  otherwise  make  available)  to the  Depositor,  the Trustee and the Trust  Administrator  on or before
March 15 of each year,  commencing in March of the calendar  year  following the calendar year in which the Closing
Date of the related  Series  occurs,  an Officer's  Certificate  (an "Item 1123  Certificate")  stating,  as to the signer  thereof,  that (A) a review of such  party's  activities  during  the  preceding  calendar  year or portion thereof and of such party's performance under this Agreement,  or such other applicable  agreement in the case of a
Servicing  Function  Participant,  has been  made  under  such  officer's  supervision  and (B) to the best of such officer's  knowledge,  based on such review, such party has fulfilled all its obligations under this Agreement,  or such  other  applicable  agreement  in the case of a  Servicing  Function  Participant,  in all  material  respects throughout  such year or portion  thereof,  or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123  Certificate,  the Depositor shall review such Item 1123  Certificate  and, if applicable,  consult with each such party,  as applicable,  as to the nature of any failures by such party,  in the fulfillment  of any of such party's  obligations  hereunder or, in the case of an Additional  Servicer,  under such other  applicable  agreement,  provided,  however,  that Wells Fargo, in its capacity as a Servicer,  shall only be obligated to provide the Item 1123  Officer's  Certificate  to the Master  Servicer and the Master  Servicer  shall forward such 1123 Officer's  Certificate to the Depositor,  the Trustee and the Trust Administrator or, if there is no Master  Servicer,  to the Depositor  and the Depositor  shall  forward such 1123  Officer's  Certificate  to the
Trustee and the Trust Administrator.

                  The Master  Servicer shall include all annual  statements of compliance  received by it from each
Servicer with its own annual  statement of compliance to be submitted to the Trust  Administrator  pursuant to this
Section 13.06.

                  In the event the Master Servicer,  the Trust Administrator or any Servicing Function  Participant
engaged by any such party is  terminated  or resigns  pursuant to the terms of this  Agreement,  or any  applicable agreement  in the case of a  Servicing  Function  Participant,  as the case may be,  such  party  shall  provide an
Item 1123  Certificate  pursuant  to this  Section 13.06  or to such  applicable  agreement,  as the  case  may be, notwithstanding any such termination, assignment or resignation.

                  The Master  Servicer shall enforce any obligation of any Designated  Servicer,  to the extent set forth in the related Designated  Servicing  Agreement,  to deliver to the Master Servicer an Item 1123  Certificate as may be required  pursuant to the related  Designated  Servicing  Agreement.  The Master  Servicer  shall include such  Item 1123  Certificate  with its own Item 1123  Certificate to be submitted to the Trust  Administrator,  the
Depositor and the Trustee pursuant to this Section 13.06.

                  SECTION 13.07.    Annual Assessments of Compliance.

                  By March 15 of each year,  commencing in March of the calendar  year  following the calendar year in which the  Closing  Date of the  related  Series  occurs,  the Master  Servicer,  the Trust  Administrator,  the
Modification  Oversight  Agent  and each  Servicer,  each at its own  expense,  shall  furnish  or  otherwise  make available,  and each such  party  shall  cause any  Servicing  Function  Participant  engaged  by it to  furnish or otherwise make available,  each at its own expense, to the Trust  Administrator,  the Trustee and the Depositor,  a
report on an assessment of compliance with the Relevant  Servicing  Criteria (an  "Assessment of Compliance")  that contains (A) a statement by such party of its responsibility  for assessing  compliance with the Relevant Servicing
Criteria for each party as set forth on  Exhibit R,  (B) a  statement  that such party used the Relevant  Servicing
Criteria to assess  compliance with the Relevant  Servicing  Criteria,  (C) such  party's  assessment of compliance with the Relevant  Servicing  Criteria as of and for the fiscal year covered by the Form 10-K  required to be filed pursuant to Section 13.03,  including,  if there has been any material instance of noncompliance  with the Relevant
Servicing Criteria,  a discussion of each such failure and the nature and status thereof,  and (D) a statement that a  registered  public  accounting  firm has  issued an  Accountant's  Attestation  on such  party's  Assessment  of
Compliance with the Relevant Servicing Criteria as of and for such period.

                  No later  than the end of each  fiscal  year for the  Trust for  which a 10-K is  required  to be filed,  each Servicer,  the  Modification  Oversight  Agent and the Master Servicer shall each forward to the Trust
Administrator the name of each Servicing  Function  Participant  engaged by it and what Relevant Servicing Criteria will be addressed in the  Assessment of  Compliance  prepared by such  Servicing  Function  Participant;  provided, however,  that the Master Servicer need not provide  information to the Trust  Administrator  so long as the Master
Servicer and the Trust  Administrator  are the same person.  When the Master Servicer,  the Modification  Oversight
Agent and each  Servicer (or any  Servicing  Function  Participant  engaged by them) submit  their  Assessments  of
Compliance to the Trust  Administrator,  such parties shall also at such time include the Assessments of Compliance
(and Accountant's  Attestation)  pursuant to Section 13.08 of each Servicing  Function  Participant  engaged by it;
provided,  however, that Wells Fargo, in its capacity as a Servicer,  shall only be obligated to provide disclosure pursuant to the first and second  paragraphs of this  Section 13.07  to the Master Servicer and the Master Servicer
shall forward such items to the appropriate  parties or, if there is no Master  Servicer,  to the Depositor and the
Depositor shall forward such items to the Trustee and the Trust Administrator.

                  Promptly  after receipt of each  Assessment of Compliance,  the Depositor  shall review each such report and, if applicable,  consult with the Master Servicer,  the Trust Administrator,  the Modification Oversight
Agent,  each  Servicer  and any  Servicing  Function  Participant  engaged by such  parties as to the nature of any material instance of noncompliance  with the Relevant  Servicing  Criteria by each such party. None of such parties shall be required  to deliver  any such  assessments  until  March 30 in any given year so long as it has  received written  confirmation  from the Depositor  that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer shall include all annual reports on assessment of compliance  received by it from the Servicers  with its own  assessment of compliance to be submitted to the Trust  Administrator  pursuant to this Section 13.07.

                  In the event the Master Servicer,  the Trust Administrator or any Servicing Function  Participant
engaged by any such party is terminated,  assigns its rights and  obligations  under,  or resigns  pursuant to, the terms of this Agreement,  or any other applicable agreement,  as the case may be, such party shall provide a report on assessment of compliance pursuant to this  Section 13.07,  or such other applicable  agreement,  notwithstanding any such termination, assignment of resignation.

                  The  Master  Servicer  shall  enforce  any  obligation  of  the  Designated   Servicers  and  the
Custodians,  to the extent set forth in the related  Designated  Servicing  Agreement  or Custodial  Agreement,  as
applicable,  to deliver to the Master Servicer an Assessment of Compliance  within the time frame set forth in, and in such form and  substance  as may be  required  pursuant  to,  the  related  Designated  Servicing  Agreement  or
Custodial  Agreement,  as applicable.  The Master Servicer shall include such Assessment of Compliance with its own
Assessment  of  Compliance  to  be  submitted  to  the  Trust  Administrator  and  the  Trustee  pursuant  to  this
Section 13.07.

                  SECTION 13.08.    Accountant's Attestation

                  By March 15 of each year,  commencing in the calendar  year  following the calendar year in which the Closing Date of the related Series occurs,  the Master  Servicer,  the Trust  Administrator,  the  Modification
Oversight  Agent and each  Servicer,  each at its own  expense,  shall  cause,  and each such party shall cause any
Servicing  Function  Participant  engaged by it to cause,  each at its own expense,  a registered public accounting firm (which may also render  other  services to the Master  Servicer,  the Trust  Administrator,  the  Modification
Oversight  Agent or a Servicer or such other  Servicing  Function  Participants,  as the case may be) and that is a member  of the  American  Institute  of  Certified  Public  Accountants  to  furnish  a report  (the  "Accountant's
Attestation")  to  the  Trust  Administrator  and  the  Depositor,  to  the  effect  that  (i) it  has  obtained  a representation  regarding certain matters from the management of such party,  which includes an assertion that such party has complied  with the Relevant  Servicing  Criteria,  and (ii) on the basis of an  examination  conducted by such firm in  accordance  with  standards  for  attestation  engagements  issued or  adopted  by the  PCAOB,  it is expressing  an opinion as to whether  such  party's  compliance  with the  Relevant  Servicing  Criteria was fairly stated in all material  respects,  or it cannot express an overall  opinion  regarding  such party's  assessment of compliance with the Relevant  Servicing  Criteria.  In the event that an overall opinion cannot be expressed,  such registered  public  accounting  firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

                  Promptly  after  receipt  of such  Accountant's  Attestations  from  the  Master  Servicer,  each
Servicer,  each Designated Servicer, each Custodian,  the Trust Administrator,  the Modification Oversight Agent or
any Servicing  Function  Participant  engaged by such parties,  (i) the  Depositor  shall review the report and, if applicable,  consult with such parties as to the nature of any defaults by such parties,  in the fulfillment of any of each  such  party's  obligations  hereunder  or under  any  other  applicable  agreement,  and  (ii)  the  Trust
Administrator  shall  confirm  that each  Assessment  of  Compliance  is coupled with an  Accountant's  Attestation meeting the  requirements of this  Section 13.08  and notify the Depositor of any exceptions.  None of such parties shall be required  to deliver  any such  assessments  until  March 30 in any given year so long as it has  received written  confirmation  from the Depositor  that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

                  The Master  Servicer  shall include each such  attestation  furnished to it by the Servicers with its own attestation to be submitted to the Trust Administrator pursuant to this Section 13.08.

                  In the event the Master Servicer,  the Trust  Administrator,  the Custodians,  any Servicer,  the
Modification  Oversight  Agent or any Servicing  Function  Participant  engaged by any such party,  is  terminated, assigns  its rights and duties  under,  or resigns  pursuant  to the terms of, this  Agreement,  or any  applicable
Custodial  Agreement,  Designated  Servicing  Agreement or Subservicing  Agreement,  as the case may be, such party shall, at its sole expense,  cause a registered public  accounting firm to provide an attestation  pursuant to this
Section 13.08,  or  such  other  applicable  agreement,   notwithstanding  any  such  termination,   assignment  or
resignation.

                  The  Master  Servicer  shall  enforce  any  obligation  of  the  Designated   Servicers  and  the
Custodians,  to the extent set forth in the  related  Designated  Servicing  Agreement  and the  related  Custodial
Agreement,  as applicable,  to deliver to the Master  Servicer an  attestation as may be required  pursuant to, the related  Designated  Servicing  Agreement or Custodial  Agreement as applicable.  The Master Servicer shall include each such  attestation with its own Accountant's  Attestation to be submitted to the Trust  Administrator  pursuant to this Section 13.08.

                  SECTION 13.09.    Sarbanes-Oxley Certification

                  Each Form 10-K shall include a certification  (the  "Sarbanes-Oxley  Certification")  required to be included  therewith  pursuant to the Sarbanes-Oxley  Act. Each Servicer,  the Master Servicer,  the Modification
Oversight  Agent  and the  Trust  Administrator  shall  provide,  and  each  Servicer,  the  Master  Servicer,  the
Modification  Oversight Agent and the Trust  Administrator  shall cause any Servicing Function  Participant engaged by it to, provide to the Person who signs the Sarbanes-Oxley  Certification (the "Certifying  Person"), by March 15
of each year in which the Trust is subject to the reporting  requirements of the Exchange Act and otherwise  within a reasonable period of time upon request, a certification (each, a "Back-Up  Certification"),  in the form attached hereto as  Exhibit V,  upon which the  Certifying  Person,  the entity for which the  Certifying  Person acts as an officer,  and  such  entity's  officers,  directors  and  Affiliates  (collectively  with  the  Certifying  Person,
"Certification  Parties") can reasonably rely. The Depositor shall serve as the Certifying  Person on behalf of the
Trust. In the event the Master Servicer,  the Trust  Administrator or any Servicing  Function  Participant  engaged by such party is terminated or resigns  pursuant to the terms of this  Agreement,  or any  applicable  Subservicing
Agreement,  as the case may be, such party shall provide a Back-Up  Certification to the Certifying Person pursuant to this  Section 13.09  with  respect to the  period of time it was  subject to this  Agreement  or any  applicable
Subservicing Agreement, as the case may be.

                  The Master Servicer shall enforce any obligation of the Designated  Servicers,  to the extent set forth in the related Designated Servicing Agreement,  to deliver to the Master Servicer a certification  similar to the Back-Up Certification as may be required pursuant to the related Designated Servicing Agreement.

                  SECTION 13.10.    Indemnification

                  Each party  required to deliver an  Assessment  of  Compliance  and an  Accountant's  Attestation
and/or an Item 1123  Certification  under  Article XIII  (each,  a  "Responsible  Party) shall  indemnify  and hold harmless the Trust  Administrator,  the Master  Servicer and the Depositor and each of their  directors,  officers, employees,  agents,  and  affiliates  from and against  any and all  claims,  losses,  damages,  penalties,  fines, forfeitures,  reasonable  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon (a) any breach by such Responsible  Party of any if its obligations  under this  Article XIII  including particularly  its  obligation to provide any  Assessment of Compliance and an  Accountant's  Attestation  and/or an
Item 1123  Certification or any information,  data or material  required to be included in any Exchange Act report,
(b) any misstatement or omission in any information,  data or materials  provided by such Responsible Party (or, in the case of the Trust Administrator or Master Servicer,  any material  misstatement of material omission in (i) any
Compliance  Statement,  Assessment  of  Compliance  or  Attestation  report  delivered  by it, or by any  Servicing
Function  Participant  engaged by it, pursuant to this Agreement,  or (ii) any Additional  Form 10-D  Disclosure or
Additional Form 10-K Disclosure  concerning the Master Servicer or the Trust Administrator,  or (c) the negligence, bad faith or  willful  misconduct  of such  Responsible  Party in  connection  with the  performance  of any if its obligations  hereunder.  If the  indemnification  provided  for  herein  is  unavailable  or  insufficient  to hold harmless the Master Servicer,  the Trust  Administrator or the Depositor,  then each Responsible  Party agrees that it shall  contribute  to the  amount  paid or  payable  by the Trust  Administrator,  the  Master  Servicer  or the
Depositor,  as  applicable,  as a result of any  claims,  losses,  damages or  liabilities  incurred  by the Master
Servicer,  the Trust  Administrator  or the  Depositor,  as  applicable,  in such  proportion as is  appropriate to reflect the relative fault of the Master  Servicer,  the Trust  Administrator or the Depositor,  as applicable,  on the one hand and such  Responsible  Party,  on the other.  This  indemnification  shall survive the  termination of this Agreement or the termination of any party to this Agreement.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                     EXHIBIT A

                                            FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                             :        A-__-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :        _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                               Credit Suisse First Boston Mortgage Securities Corp.,
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                 Class [__]-A-[__]

                  evidencing a  percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage  loans (the  "Mortgage  Loans")  secured  by first  liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the
Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation  of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the
Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Trust Administrator
or the  Trustee  referred  to  below  or any of their  respective  affiliates.  Neither  this  Certificate  nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies  that CEDE & CO., is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the  denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited  by Credit  Suisse  First  Boston  Mortgage
Securities  Corp. (the  "Depositor").  The Trust Fund was created  pursuant to a Series  Supplement dated as of the
Cut-off  Date  specified  above  and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated May 1, 2007
(collectively,  the  "Agreement")  by and among the  Depositor,  the  Seller(s),  the  Master  Servicer,  the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not  defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By _____________________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                     EXHIBIT B

                                         FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO  ISSUER  OR ITS AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE  AGREEMENT
REFERRED TO HEREIN.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :       _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                 Class [__]-M-[__]

                  evidencing a  percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage  loans (the  "Mortgage  Loans")  secured  by first  liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the
Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation  of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the
Master Servicer,  the Servicers,  the Special Servicer,  the Modification  Oversight Agent, the Trust Administrator
or the  Trustee  referred  to  below  or any of their  respective  affiliates.  Neither  this  Certificate  nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies  that CEDE & CO., is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the  denomination of this  Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund  consisting  primarily  of the  Mortgage  Loans  deposited  by Credit  Suisse  First  Boston  Mortgage
Securities  Corp. (the  "Depositor").  The Trust Fund was created  pursuant to a Series  Supplement dated as of the
Cut-off  Date  specified  above  and the  Standard  Terms of  Pooling  and  Servicing  Agreement  dated May 1, 2007
(collectively,  the  "Agreement")  by and among the  Depositor,  the  Seller(s),  the  Master  Servicer,  the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the Series  Supplement.  To the extent not  defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ____________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                     EXHIBIT C

                                         FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE  AGREEMENT
REFERRED TO HEREIN.

[THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE
OR  TRANSFER OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER THE ACT MAY ONLY BE MADE IN A  TRANSACTION
EXEMPTED  FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT
REFERRED TO HEREIN.]

PURSUANT TO SECTION  6.02(f) OF THE AGREEMENT,  AN  ERISA-RESTRICTED  CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE
TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUSTEE  (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT
OF 1974,  AS  AMENDED  ("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT  OR (II) IF THE  PURCHASER  IS AN  INSURANCE  COMPANY  AND THE  CERTIFICATE  HAS BEEN THE SUBJECT OF AN
ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL
BE  DEEMED  TO HAVE  BEEN  MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF THIS  CERTIFICATE,  OR BY ANY
BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IF SUCH  CERTIFICATE IS A BOOK-ENTRY  CERTIFICATE.
IN THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT  TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT OR PERSON USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE DELIVERY TO THE TRUSTEE OF
THE OPINION OF COUNSEL  DESCRIBED  ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE  SHALL BE VOID
AND OF NO EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :       _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        Variable

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                 Class [__]-B-[__]

                  evidencing a  percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate  conventional  mortgage  loans (the  "Mortgage  Loans")  secured  by first  liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the  Modification  Oversight
Agent,  the Trustee or the Trust  Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies  that  [_____________________________________________],  is the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit
Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement
dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         [For  Privately  Offered Certs only] [No transfer of this  Certificate  shall be made unless such transfer is made  pursuant  to an  effective  registration  statement  under the  Securities  Act and any  applicable  state securities  laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption  from the  Securities  Act and such laws, in order to assure compliance with the Securities Act and such laws, the  Certificateholder  desiring to effect such transfer and such
Certificateholder's  prospective  transferee  shall each  certify to the Trust  Administrator  in writing the facts surrounding  the  transfer  and  (i) deliver  a letter in  substantially  the form of either  Exhibit L and  either
(A) Exhibit M 1, provided that all of the  Certificates  of the Class shall be  transferred  to one investor or the
Depositor  otherwise  consents to such transfer,  or (B) Exhibit  M-2 or (ii) there shall be delivered to the Trust
Administrator  at the expense of the  transferor  an Opinion of Counsel that such  transfer may be made pursuant to an exemption from the Securities  Act. The Holder hereof  desiring to affect such transfer  shall,  and does hereby agree to, indemnify the Trustee,  the Trust  Administrator  and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

         Pursuant to  Section 6.02(f)  of the Agreement,  no transfer of an  ERISA-Restricted  Certificate shall be made unless the Trustee  shall have  received  either  (i) a  representation  letter  from the  transferee  of such
ERISA-Restricted Certificate,  acceptable to and in form and substance satisfactory to the Trust Administrator,  to the effect that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or
Section 4975  of the Code,  or a person  using the  assets of any such  plan or  arrangement  which  representation letter shall not be an expense of the Trustee,  the Trust  Administrator  or the Trust Fund,  (ii) if the purchaser is an  insurance  company  and the  ERISA-Restricted  Certificate  has  been  the  subject  of an  ERISA-Qualifying
Underwriting,  a representation  that the purchaser is an insurance  company which is purchasing such  Certificates with funds  contained  in an  "insurance  company  general  account"  (as such term is defined in  Section V(e)  of
Prohibited  Transaction  Class  Exemption  95-60  ("PTCE  95-60"))  and  that  the  purchase  and  holding  of such
Certificate  are covered under  Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted
Certificate  presented for  registration in the name of an employee benefit plan subject to Section 406 of ERISA or
Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  or a person using such plan's or  arrangement's  assets,  an Opinion of Counsel  satisfactory to the Trust  Administrator  to the effect that the purchase or holding of such  Certificate  will not result in prohibited  transactions  under  Section 406  of ERISA and/or  Section 4975  of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which
Opinion of Counsel  shall not be an expense of such  parties or the Trust  Fund.  In the event the  representations referred to in the preceding sentence are not furnished,  such representation  shall be deemed to have been made to the trustee by the  transferee's  acceptance of an  ERISA-Restricted  Certificate  or by any  beneficial  owner who purchases an interest in this certificate in book-entry form. In the event that a  representation  is violated,  or any  attempt to transfer an  ERISA-Restricted  Certificate  to a plan or  arrangement  or person  using a plan's or arrangement's  assets is attempted  without the delivery to the Trustee of the Opinion of Counsel  described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By _________________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                    EXHIBIT D-1

                                           FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF "RESIDUAL INTERESTS" ISSUED
BY "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUITS,"  AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE PROPOSED  TRANSFEREE  DELIVERS TO
THE TRUST  ADMINISTRATOR  A TRANSFEREE  AFFIDAVIT IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE TRUST
ADMINISTRATOR  A  REPRESENTATION  LETTER TO THE EFFECT  THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR
ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR ARRANGEMENT,
OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR  ARRANGEMENT.  NOTWITHSTANDING  ANYTHING
ELSE TO THE CONTRARY  HEREIN,  ANY PURPORTED  TRANSFER OF THIS  CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE  BENEFIT
PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA OR TO SECTION 4975 OF THE CODE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :       _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :       Variable

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                     Class AR

                  evidencing  a percentage  interest in the  distributions  allocable to the Class AR  Certificates with respect to a Trust Fund  consisting  primarily  of a pool of  adjustable  rate  conventional mortgage loans (the "Mortgage  Loans") secured by first liens on one- to four-family  residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         Principal in respect of this Certificate is distributable  monthly as set forth herein.  Accordingly,  the
Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.  This  Certificate does not evidence an obligation  of, or an interest in, and is not  guaranteed by the  Depositor,  the Seller,  the
Master Servicer,  the Servicers,  the Special Servicer,  the Modification Oversight Agent, the Trustee or the Trust
Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies  that Credit  Suisse  Securities  (USA) LLC,  is the  registered  owner of the  Percentage
Interest  evidenced  by this  Certificate  (obtained  by  dividing  the  denomination  of this  Certificate  by the aggregate of the  denominations  of all  Certificates  of the Class to which this  Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit
Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement
dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Any  distribution  of the  proceeds  of any  remaining  assets  of the  Trust  Fund will be made only upon presentment  and  surrender  of this Class AR  Certificate  at the  Corporate  Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

         Pursuant  to the  Agreement,  no  transfer  of this  Residual  Certificate  shall be made unless the Trust
Administrator  shall have received a representation  letter from the transferee of such Certificate,  acceptable to and in form and substance  satisfactory  to the Trust  Administrator,  to the effect that such transferee is not an employee  benefit plan or  arrangement  subject to Section 406  of ERISA or  Section 4975  of the Code, or a person using the  assets of any such plan or  arrangement  which  representation  letter  shall not be an  expense  of the
Trustee,  the  Trust  Administrator  or the  Trust  Fund.  In the  event  the  representations  referred  to in the preceding  sentence  are not  furnished,  such  representation  shall be  deemed  to have  been  made to the  Trust
Administrator  by the  transferee's  acceptance  of  this  Residual  Certificate  or by any  beneficial  owner  who purchases an interest in this Certificate in book-entry form. In the event that a  representation  is violated,  or any  attempt  to  transfer  this  Residual  Certificate  to a plan or  arrangement  or  person  using a  plan's  or arrangement's  assets is attempted,  the attempted transfer or acquisition of this Certificate shall be void and of no effect.

         Each Holder of this Class AR  Certificate  will be deemed to have  agreed to be bound by the  restrictions of the  Agreement,  including but not limited to the  restrictions  that (i) each  person  holding or acquiring any
Ownership  Interest in this Class AR  Certificate  must be a Permitted  Transferee,  (ii) no Ownership  Interest in
this Class AR Certificate may be transferred  without delivery to the Trust  Administrator of a transfer  affidavit of the initial owner or the proposed  transferee in the form described in the Agreement,  (iii) each person holding or acquiring  any  Ownership  Interest in this Class AR  Certificate  must agree to require a transferee  affidavit from any  other  person  to whom  such  person  attempts  to  transfer  its  Ownership  Interest  in this  Class AR
Certificate as required pursuant to the Agreement,  (iv) each person holding or acquiring an Ownership  Interest in this Class AR Certificate  must agree not to transfer an Ownership  Interest in this Class AR Certificate if it has actual  knowledge  that the proposed  transferee is not a Permitted  Transferee  and (v) any attempted or purported transfer  of any  Ownership  Interest  in this Class AR  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported transferee.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By _____________________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                    EXHIBIT D-2

                                          FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE PROPOSED  TRANSFEREE  DELIVERS TO
THE TRUST  ADMINISTRATOR  A TRANSFEREE  AFFIDAVIT IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE TRUST
ADMINISTRATOR  A  REPRESENTATION  LETTER TO THE EFFECT  THAT SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR
ARRANGEMENT  SUBJECT TO SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA")
OR  ARRANGEMENT,  OR  SECTION  4975  OF THE  CODE OR A  PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT.
NOTWITHSTANDING  ANYTHING ELSE TO THE CONTRARY HEREIN,  ANY PURPORTED  TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF
OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO  SECTION 406 OF ERISA OR TO SECTION 4975 OF THE CODE SHALL
BE VOID AND OF NO EFFECT.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Certificate Balance
of this Certificate
("Denomination")                            :       _______________

Initial Certificate Balances
of all Certificates
of this Class                               :        _______________

CUSIP                                       :        _______________

Pass-Through Rate                           :       Variable

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                    Class AR-L

                  evidencing a percentage  interest in the  distributions  allocable to the Class AR-L Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed rate conventional  mortgage loans  (the  "Mortgage  Loans")  secured  by  first  liens  on  one- to  four-family  residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

                  Principal  in  respect  of  this  Certificate  is  distributable  monthly  as set  forth  herein.
Accordingly,  the  Certificate  Balance at any time may be less than the  Certificate  Balance as set forth herein.
This  Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed by the Depositor, the Seller, the Master Servicer,  the Servicer,  the Trustee or the Trust Administrator referred to below or any of their  respective  affiliates.  Neither this  Certificate  nor the Mortgage  Loans are guaranteed or insured by any governmental agency or instrumentality.

                  This  certifies  that  [__________________________________],  is  the  registered  owner  of  the
Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit
Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement
dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Any  distribution  of the  proceeds of any  remaining  assets of the Trust Fund will be made only upon  presentment  and  surrender of this Class AR-L  Certificate  at the  Corporate  Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

                  Pursuant to the  Agreement,  no transfer of this  Residual  Certificate  shall be made unless the
Trust  Administrator  shall  have  received  a  representation  letter  from the  transferee  of such  Certificate, acceptable  to and in form  and  substance  satisfactory  to the  Trust  Administrator,  to the  effect  that  such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the
Code,  or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund. In the event the  representations  referred to in the preceding  sentence are not furnished,  such  representation  shall be deemed to have been made to the Trust
Administrator  by the  transferee's  acceptance  of  this  Residual  Certificate  or by any  beneficial  owner  who purchases an interest in this Certificate in book-entry form. In the event that a  representation  is violated,  or any  attempt  to  transfer  this  Residual  Certificate  to a plan or  arrangement  or  person  using a  plan's  or arrangement's  assets is attempted,  the attempted transfer or acquisition of this Certificate shall be void and of no effect.

                  Each  Holder of this  Class  AR-L  Certificate  will be deemed to have  agreed to be bound by the restrictions  of the  Agreement,  including but not limited to the  restrictions  that (i) each  person  holding or acquiring any Ownership Interest in this Class AR-L Certificate must be a Permitted  Transferee,  (ii) no Ownership
Interest  in this Class AR-L  Certificate  may be  transferred  without  delivery to the Trust  Administrator  of a transfer  affidavit of the initial owner or the proposed  transferee in the form described in the Agreement,  (iii)
each person  holding or acquiring any  Ownership  Interest in this Class AR-L  Certificate  must agree to require a transferee  affidavit  from any other  person to whom such person  attempts to transfer its  Ownership  Interest in this Class AR-L  Certificate  as required  pursuant to the  Agreement,  (iv) each person  holding or  acquiring  an
Ownership  Interest in this Class AR-L Certificate  must agree not to transfer an Ownership  Interest in this Class
AR-L  Certificate  if it has actual  knowledge that the proposed  transferee is not a Permitted  Transferee and (v)
any attempted or purported  transfer of any Ownership  Interest in this Class AR-L Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

                  Reference is hereby made to the further  provisions of this  Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

                  IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By __________________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                     EXHIBIT E

                                            FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE  AGREEMENT
REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE OR
TRANSFER  OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER  THE ACT  MAY  ONLY BE MADE IN A  TRANSACTION
EXEMPTED  FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT
REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED
UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT
OF 1974,  AS  AMENDED  ("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE  PURCHASER  IS AN  INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN THE SUBJECT OF AN
ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL
BE DEEMED TO HAVE BEEN MADE TO THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,  OR BY
ANY  BENEFICIAL  OWNER  WHO  PURCHASES  AN  INTEREST  IN THIS  CERTIFICATE  IF  SUCH  CERTIFICATE  IS A  BOOK-ENTRY
CERTIFICATE.  IN THE EVENT THAT A  REPRESENTATION  IS VIOLATED,  OR ANY ATTEMPT TO TRANSFER THIS  CERTIFICATE  TO A
PLAN OR  ARRANGEMENT  OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS ATTEMPTED
WITHOUT THE DELIVERY TO THE TRUST  ADMINISTRATOR OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER
OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                             :        P-1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Percentage Interest                         :        ____%

CUSIP                                       :        _______________

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name],
                                                      Class P

                  evidencing  a  100%  Percentage   Interest  in  the  distributions   allocable  to  the  Class  P
                  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate
                  conventional   mortgage  loans  (the  "Mortgage  Loans")  secured  by  first  liens  on  one-  to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the  Modification  Oversight
Agent,  the Trustee or the Trust  Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This certifies that  _____________________________,  is the  registered  owner of the Percentage  Interest evidenced by this  Certificate  (obtained by dividing the  denomination of this Certificate by the aggregate of the
denominations  of  all  Certificates  of  the  Class  to  which  this  Certificate   belongs)  in  certain  monthly
distributions  with respect to a Trust Fund  consisting  primarily of the Mortgage Loans deposited by Credit Suisse
First  Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was  created  pursuant  to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement
dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No  transfer of this  Certificate  shall be made unless  such  transfer is made  pursuant to an  effective registration  statement  under the Securities Act and any applicable  state  securities  laws or is exempt from the registration  requirements  under said Act and such laws.  In the event that a transfer  is to be made in  reliance upon an exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the Securities Act and such laws,  the  Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective transferee  shall each  certify to the Trust  Administrator  in writing  the facts  surrounding  the  transfer  and
(i) deliver a letter in  substantially  the form of either Exhibit L and either (A) Exhibit M-1,  provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or (B) Exhibit M-2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the transferor  an Opinion of Counsel that such  transfer  may be made  pursuant to an  exemption  from the  Securities
Act. The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Trust  Administrator  and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trust
Administrator shall have received either (i) a representation  letter from the transferee of such  ERISA-Restricted
Certificate,  acceptable to and in form and substance  satisfactory to the Trust Administrator,  to the effect that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust Fund,  (ii) if the  purchaser  is an  insurance company  and the  ERISA-Restricted  Certificate  has  been  the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the  purchaser  is an insurance  company  which is  purchasing  such  Certificates  with funds contained  in an  "insurance  company  general  account"  (as such term is defined in  Section V(e)  of  Prohibited
Transaction  Class  Exemption  95-60 ("PTCE  95-60")) and that the  purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii)  in the case of any such  ERISA-Restricted  Certificate presented  for  registration  in the  name  of an  employee  benefit  plan  subject  to  Section 406  of  ERISA  or
Section 4975 of the Code (or comparable provisions of any subsequent enactments),  or a person using such plan's or arrangement's  assets,  an  Opinion of  Counsel  satisfactory  to the Trust  Administrator  to the effect  that the purchase or holding of such  Certificate  will not result in prohibited  transactions  under  Section 406  of ERISA and/or  Section 4975  of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which
Opinion of Counsel  shall not be an expense of such  parties or the Trust  Fund.  In the event the  representations referred to in the preceding sentence are not furnished,  such representation  shall be deemed to have been made to the Trust  Administrator by the  transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases an interest in this  certificate  in book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer an  ERISA-Restricted  Certificate  to a plan or arrangement or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trust  Administrator  of the Opinion of
Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate set forth following the signature page hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement,  all remaining  Mortgage
Loans in such Loan  Groups and all  property  acquired  in  respect  of such  Mortgage  Loans may be  purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and  responsibilities created by the Agreement will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the Trust Fund or the  disposition  of all property in respect thereof and the distribution to  Certificateholders  of all amounts required to be distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created by the  Agreement  continue  beyond the earlier of
(i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the
Agreement  of a  certain  person  named  in the  Agreement  or  (ii) the  Distribution  Date  following  the  third anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date.  Any term used herein that is defined in the Agreement  shall have the meaning  assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By _______________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                     EXHIBIT F

                                         FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS  OWNERSHIP OF A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF
THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS  DESCRIBED  IN THE  AGREEMENT
REFERRED TO HEREIN.

THIS  CERTIFICATE HAS NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT").  ANY RESALE OR
TRANSFER  OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER  THE ACT  MAY  ONLY BE MADE IN A  TRANSACTION
EXEMPTED  FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT
REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT,  NEITHER THIS  CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED
UNLESS THE  TRANSFEREE  DELIVERS TO THE TRUST  ADMINISTRATOR  (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT
OF 1974,  AS  AMENDED  ("ERISA")  OR  SECTION  4975 OF THE  CODE OR A PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE  PURCHASER  IS AN  INSURANCE  COMPANY AND THE  CERTIFICATE  HAS BEEN THE SUBJECT OF AN
ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED TO
HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT  REFERRED TO HEREIN.  IN
THE EVENT THE REPRESENTATIONS  REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED,  SUCH REPRESENTATION  SHALL
BE DEEMED TO HAVE BEEN MADE TO THE TRUST  ADMINISTRATOR BY THE TRANSFEREE'S  ACCEPTANCE OF THIS CERTIFICATE,  OR BY
ANY  BENEFICIAL  OWNER  WHO  PURCHASES  AN  INTEREST  IN THIS  CERTIFICATE  IF  SUCH  CERTIFICATE  IS A  BOOK-ENTRY
CERTIFICATE.  IN THE EVENT THAT A  REPRESENTATION  IS VIOLATED,  OR ANY ATTEMPT TO TRANSFER THIS  CERTIFICATE  TO A
PLAN OR  ARRANGEMENT  OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN'S OR  ARRANGEMENT'S  ASSETS IS ATTEMPTED
WITHOUT  THE  DELIVERY  TO THE  TRUSTEE OF THE  OPINION OF COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER  OR
ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                             :        1

Cut-off Date                                :        _______________

First Distribution Date                     :        _______________

Initial Notional Amount of this
Certificate ("Denomination")                :        _______________

Initial Class Notional Amount of
all Certificates of this Class              :        _______________

Percentage Interest                         :        100%

CUSIP                                       :        _______________

Pass-Through Rate                           :        N/A

Maturity Date                               :        _______________

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                                   Class [__]-X

                  evidencing  a 100%  Percentage  Interest  in the  distributions  allocable  to the  Class  [__]-X
                  Certificates  with  respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate
                  conventional   mortgage  loans  (the  "Mortgage  Loans")  secured  by  first  liens  on  one-  to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

         This  Certificate  does not evidence an  obligation  of, or an interest in, and is not  guaranteed  by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the  Modification  Oversight
Agent,  the Trustee or the Trust  Administrator  referred to below or any of their respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

         This  certifies  that  [_____________________________________________],  is the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all Certificates of the Class to which this Certificate  belongs) in certain monthly  distributions with respect to a Trust Fund consisting  primarily of the Mortgage Loans deposited by Credit
Suisse First Boston Mortgage  Securities Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Series
Supplement  dated as of the Cut-off Date specified above and the Standard Terms of Pooling and Servicing  Agreement
dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer, the Trust  Administrator,  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
that are party to the Series  Supplement.  To the extent not defined herein, the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         No  transfer of this  Certificate  shall be made unless  such  transfer is made  pursuant to an  effective registration  statement  under the Securities Act and any applicable  state  securities  laws or is exempt from the registration  requirements  under said Act and such laws.  In the event that a transfer  is to be made in  reliance upon an exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the Securities Act and such laws,  the  Certificateholder  desiring to effect such transfer and such  Certificateholder's  prospective transferee  shall each  certify to the Trust  Administrator  in writing  the facts  surrounding  the  transfer  and
(i) deliver a letter in  substantially  the form of either Exhibit L and either  (A) Exhibit M 1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or (B) Exhibit M 2 or (ii) there shall be  delivered  to the Trust  Administrator  at the expense of the transferor  an Opinion of Counsel that such  transfer  may be made  pursuant to an  exemption  from the  Securities
Act. The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Trust  Administrator  and the Depositor  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         Pursuant to the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trust
Administrator shall have received either (i) a representation  letter from the transferee of such  ERISA-Restricted
Certificate,  acceptable to and in form and substance  satisfactory to the Trust Administrator,  to the effect that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or  arrangement  which  representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust Fund,  (ii) if the  purchaser  is an  insurance company  and the  ERISA-Restricted  Certificate  has  been  the  subject  of an  ERISA-Qualifying  Underwriting,  a representation  that the  purchaser  is an insurance  company  which is  purchasing  such  Certificates  with funds contained  in an  "insurance  company  general  account"  (as such term is defined in  Section V(e)  of  Prohibited
Transaction  Class  Exemption  95-60 ("PTCE  95-60")) and that the  purchase  and holding of such  Certificate  are covered  under  Sections  I and III of PTCE  95-60 or (iii)  in the case of any such  ERISA-Restricted  Certificate presented  for  registration  in the  name  of an  employee  benefit  plan  subject  to  Section 406  of  ERISA  or
Section 4975 of the Code (or comparable provisions of any subsequent enactments),  or a person using such plan's or arrangement's  assets,  an  Opinion of  Counsel  satisfactory  to the Trust  Administrator  to the effect  that the purchase or holding of such  Certificate  will not result in prohibited  transactions  under  Section 406  of ERISA and/or  Section 4975  of the Code and will not subject the Depositor,  the Trustee,  the Trust  Administrator,  the
Master Servicer or any other Servicer to any obligation in addition to those  undertaken in this  Agreement,  which
Opinion of Counsel  shall not be an expense of such  parties or the Trust  Fund.  In the event the  representations referred to in the preceding sentence are not furnished,  such representation  shall be deemed to have been made to the Trust  Administrator by the  transferee's  acceptance of an  ERISA-Restricted  Certificate or by any beneficial owner who purchases an interest in this  certificate  in book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer an  ERISA-Restricted  Certificate  to a plan or arrangement or person using a plan's or  arrangement's  assets is  attempted  without the delivery to the Trust  Administrator  of the Opinion of
Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

         Reference is hereby made to the further  provisions of this  Certificate  set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

         On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement,  all remaining  Mortgage
Loans in such Loan  Groups and all  property  acquired  in  respect  of such  Mortgage  Loans may be  purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and  responsibilities created by the Agreement will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the Trust Fund or the  disposition  of all property in respect thereof and the distribution to  Certificateholders  of all amounts required to be distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created by the  Agreement  continue  beyond the earlier of
(i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the
Agreement  of a  certain  person  named  in the  Agreement  or  (ii) the  Distribution  Date  following  the  third anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date.  Any term used herein that is defined in the Agreement  shall have the meaning  assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                                     WELLS FARGO BANK, N.A.
                                                     as Trust Administrator

                                                     By ___________________________________________
Countersigned:

By ___________________________
         Authorized Signatory of
         WELLS FARGO BANK, N.A.
         as Trust Administrator

                                                     EXHIBIT G

                                          FORM OF REVERSE OF CERTIFICATES

                               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                              [Name of Series Trust],
                     Adjustable Rate Mortgage-Backed Pass-Through Certificates, [Series Name]
                                               Class [__]-[__]-[__]

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated as Credit Suisse First
Boston Mortgage Securities Corp.,  Adjustable Rate  Mortgage-Backed  Pass-Through  Certificates,  [Series Name], of
the Series  specified on the face hereof  (herein  collectively  called the  "Certificates"),  and  representing  a beneficial ownership interest in the Trust Fund created by the Agreement.

         The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Account  for  payment  hereunder  and that  neither the Trustee nor the Trust
Administrator  is liable to the  Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This  Certificate  does not purport to summarize  the Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations  and duties  evidenced  thereby,  and the rights, duties and immunities of the Trustee and the Trust Administrator.

         Pursuant to the terms of the  Agreement,  a distribution  will be made on the 25th day of each month,  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately  following  (the  "Distribution  Date"), commencing  on the  first  Distribution  Date  specified  on the face  hereof,  to the  Person  in whose  name this
Certificate  is  registered  at the close of  business  on the  applicable  Record  Date in an amount  equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount  required to be distributed to
Holders of Certificates of the Class to which this Certificate  belongs on such  Distribution  Date pursuant to the
Agreement.  The Record Date applicable to each  Distribution  Date is (1) with  respect to all  Certificates  other than the LIBOR  Certificates that are Book-Entry  Certificates on such Distribution  Date, the close of business on the last day of the  calendar  month  preceding  the month in which such  Distribution  Date  occurs  and  (2) with respect  to the LIBOR  Certificates  that are  Book-Entry  Certificates  on such  Distribution  Date,  the close of business on the Business Day immediately preceding such Distribution Date.

         Distributions  on this  Certificate  shall be made by wire transfer of immediately  available funds to the account  of the  Holder  hereof  at a bank  or  other  entity  having  appropriate  facilities  therefor,  if  such
Certificateholder  shall have so notified the Trust  Administrator  in writing at least five Business Days prior to the related  Record Date and such  Certificateholder  shall satisfy the  conditions to receive such form of payment set  forth  in the  Agreement,  or,  if  not,  by  check  mailed  by  first  class  mail  to the  address  of  such
Certificateholder  appearing in the Certificate  Register.  The final distribution on each Certificate will be made in like manner,  but only upon  presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

         The  Agreement  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Trustee,  the  Trust  Administrator  and the  rights of the
Certificateholders  under the Agreement at any time by the  Depositor,  the Master  Servicer,  the  Servicers,  the
Special Servicer,  the Modification  Oversight Agent, the Seller, the Trustee and the Trust  Administrator with the consent of the Holders of Certificates  affected by such amendment  evidencing the requisite  Percentage  Interest, as provided in the Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future  Holders of this  Certificate  and of any  Certificate  issued upon the transfer hereof or in  exchange  therefor  or in lieu  hereof  whether  or not  notation  of such  consent is made upon this
Certificate.  The Agreement  also permits the amendment  thereof,  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate  is  registrable  in the  Certificate  Register  of the  Trust  Administrator  upon  surrender  of this
Certificate for  registration  of transfer at the Corporate Trust Office or the office or agency  maintained by the
Trust  Administrator in New York, New York,  accompanied by a written  instrument of transfer in form  satisfactory to the Trust  Administrator  and the  Certificate  Registrar  duly  executed by the holder  hereof or such holder's attorney duly  authorized in writing,  and thereupon one or more new  Certificates  of the same Class in authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest  in the Trust  Fund will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates without coupons in denominations  specified in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain  limitations  therein  set  forth,
Certificates are exchangeable  for new  Certificates of the same Class in authorized  denominations  and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No  service  charge  will be made for any  such  registration  of  transfer  or  exchange,  but the  Trust
Administrator  may require  payment of a sum  sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  each Servicer,  the Master Servicer,  the Seller, the Trustee and the Trust  Administrator
and any agent of the  Depositor,  each  Servicer,  the  Master  Servicer,  the  Seller,  the  Trustee  or the Trust
Administrator  may treat the  Person in whose  name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Depositor,  the  Servicers,  the Master  Servicer,  the Seller,  the Trustee,  the Trust
Administrator or any such agent shall be affected by any notice to the contrary.

         On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those percentages set forth in the Agreement,  all remaining  Mortgage
Loans in such Loan  Groups and all  property  acquired  in  respect  of such  Mortgage  Loans may be  purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and  responsibilities created by the Agreement will terminate  upon the later of the maturity or other  liquidation  (or any advance with respect  thereto) of the last  Mortgage  Loan  remaining  in the Trust Fund or the  disposition  of all property in respect thereof and the distribution to  Certificateholders  of all amounts required to be distributed  pursuant to the  Agreement.  In no event,  however,  will the trust  created by the  Agreement  continue  beyond the earlier of
(i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the
Agreement  of a  certain  person  named  in the  Agreement  or  (ii) the  Distribution  Date  following  the  third anniversary  of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off Date.  Any term used herein that is defined in the Agreement  shall have the meaning  assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                                    ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage  Interest  evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________
Dated:

                                            _______________________________________________________
                                            Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
_____________________________________________________________________________________________,
for the account of __________________________________________________________________________,
account number ________________, or, if mailed by check, to _________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________

Applicable statements should be mailed to ___________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________

This information is provided by, the assignee named above, or, as its agent.

                                                    EXHIBIT H-1

                                           FORM OF SERVICER INFORMATION

The following  information  will be emailed to the Master Servicer by each Servicer and to the Trust  Administrator by the Master Servicer:

----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
Column Name                                           Description                                                                    Decimal        Format Comment               Max Size
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------------------------------------------------------------------------------------- --------------- ----------------------------------- ----------
Each file requires the following fields:
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SER_INVESTOR_NBR                                      A value assigned by the Servicer to define a group of loans.                                  Text up to 20 digits                20
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
LOAN_NBR                                              A unique identifier assigned to each loan by the investor.                                    Text up to 10 digits                10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERVICER_LOAN_NBR                                     A unique number assigned to a loan by the Servicer.  This may be different                    Text up to 10 digits                10
                                                      than the LOAN_NBR.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SCHED_PAY_AMT                                         Scheduled monthly principal and scheduled interest payment that a borrower                 2  No commas(,) or dollar signs ($)    11
                                                      is expected to pay, P&I constant.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
NOTE_INT_RATE                                         The loan interest rate as reported by the Servicer.                                        4  Max length of 6                     6
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
NET_INT_RATE                                          The loan gross interest rate less the service fee rate as reported by the                  4  Max length of 6                     6
                                                      Servicer.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_FEE_RATE                                         The servicer's fee rate for a loan as reported by the Servicer.                            4  Max length of 6                     6
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_FEE_AMT                                          The servicer's fee amount for a loan as reported by the Servicer.                          2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
NEW_PAY_AMT                                           The new loan payment amount as reported by the Servicer.                                   2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
NEW_LOAN_RATE                                         The new loan rate as reported by the Servicer.                                             4  Max length of 6                     6
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
ARM_INDEX_RATE                                        The index the Servicer is using to calculate a forecasted rate.                            4  Max length of 6                     6
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
ACTL_BEG_PRIN_BAL                                     The borrower's actual principal balance at the beginning of the processing                 2  No commas(,) or dollar signs ($)    11
                                                      cycle.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
ACTL_END_PRIN_BAL                                     The borrower's actual principal balance at the end of the processing cycle.                2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
BORR_NEXT_PAY_DUE_DATE                                The date at the end of processing cycle that the borrower's next payment is                   MM/DD/YYYY                          10
                                                      due to the Servicer, as reported by Servicer.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_AMT_1                                       The first curtailment amount to be applied.                                                2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_DATE_1                                      The curtailment date associated with the first curtailment amount.                            MM/DD/YYYY                          10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
CURT_ADJ_ AMT_1                                       The curtailment interest on the first curtailment amount, if applicable.                   2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_AMT_2                                       The second curtailment amount to be applied.                                               2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_DATE_2                                      The curtailment date associated with the second curtailment amount.                           MM/DD/YYYY                          10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
CURT_ADJ_ AMT_2                                       The curtailment interest on the second curtailment amount, if applicable.                  2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------

----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_AMT_3                                       The third curtailment amount to be applied.                                                2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SERV_CURT_DATE_3                                      The curtailment date associated with the third curtailment amount.                            MM/DD/YYYY                          10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
CURT_ADJ_AMT_3                                        The curtailment interest on the third curtailment amount, if applicable.                   2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
PIF_AMT                                               The loan "paid in full" amount as reported by the Servicer.                                2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
PIF_DATE                                              The paid in full date as reported by the Servicer.                                            MM/DD/YYYY                          10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
                                                                                                                                                    Action Code Key: 15=Bankruptcy,     2
ACTION_CODE                                           The standard FNMA numeric code used to indicate the default/delinquent                        30=Foreclosure, , 60=PIF,
                                                      status of a particular loan.                                                                  63=Substitution,
                                                                                                                                                    65=Repurchase,70=REO
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
INT_ADJ_AMT                                           The amount of the interest adjustment as reported by the Servicer.                         2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SOLDIER_SAILOR_ADJ_AMT                                The Soldier and Sailor Adjustment amount, if applicable.                                   2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
NON_ADV_LOAN_AMT                                      The Non Recoverable Loan Amount, if applicable.                                            2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
LOAN_LOSS_AMT                                         The amount the Servicer is passing as a loss, if applicable.                               2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------------------------------------------------------------------------------------- --------------- ----------------------------------- ----------
Plus the following applicable fields:
----------------------------------------------------------------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SCHED_BEG_PRIN_BAL                                    The scheduled outstanding principal amount due at the beginning of the                     2  No commas(,) or dollar signs ($)    11
                                                      cycle date to be passed through to investors.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SCHED_END_PRIN_BAL                                    The scheduled principal balance due to investors at the end of a processing                2  No commas(,) or dollar signs ($)    11
                                                      cycle.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SCHED_PRIN_AMT                                        The scheduled principal amount as reported by the Servicer for the current                 2  No commas(,) or dollar signs ($)    11
                                                      cycle -- only applicable for Scheduled/Scheduled Loans.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
SCHED_NET_INT                                         The scheduled gross interest amount less the service fee amount for the                    2  No commas(,) or dollar signs ($)    11
                                                      current cycle as reported by the Servicer -- only applicable for
                                                      Scheduled/Scheduled Loans.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
ACTL_PRIN_AMT                                         The actual principal amount collected by the Servicer for the current                      2  No commas(,) or dollar signs ($)    11
                                                      reporting cycle -- only applicable for Actual/Actual Loans.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
ACTL_NET_INT                                          The actual gross interest amount less the service fee amount for the                       2  No commas(,) or dollar signs ($)    11
                                                      current reporting cycle as reported by the Servicer -- only applicable for
                                                      Actual/Actual Loans.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
PREPAY_PENALTY_ AMT                                   The penalty amount received when a borrower prepays on his loan as reported                2  No commas(,) or dollar signs ($)    11
                                                      by the Servicer.
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
PREPAY_PENALTY_ WAIVED                                The prepayment penalty amount for the loan waived by the servicer.                         2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
MOD_DATE                                              The Effective Payment Date of the Modification for the loan.                                  MM/DD/YYYY                          10
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
MOD_TYPE                                              The Modification Type.                                                                        Varchar - value can be alpha or     30
                                                                                                                                                    numeric
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
DELINQ_P&I_ADVANCE_AMT                                The current outstanding principal and interest advances made by Servicer.                  2  No commas(,) or dollar signs ($)    11
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------
                                                      Flag to indicate if the repurchase of a loan is due to a breach of                            Y=Breach                            1
BREACH_FLAG                                           Representations and Warranties                                                                N=NO Breach
                                                                                                                                                    Let blank if N/A
----------------------------------------------------- ----------------------------------------------------------------------------- --------------- ----------------------------------- ----------

                                                    EXHIBIT H-2

                                        REPORTING DATA FOR DEFAULTED LOANS

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
Column/Header Name                                                                        Description                                     Decimal      Format Comment
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
SERVICER_LOAN_NBR                                         A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOAN_NBR                                                  A unique identifier assigned to each loan by the originator.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
CLIENT_NBR                                                Servicer Client Number
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
SERV_INVESTOR_NBR                                         Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BORROWER_FIRST_NAME                                       First Name of the Borrower.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BORROWER_LAST_NAME                                        Last name of the borrower.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
PROP_ADDRESS                                              Street Name and Number of Property
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
PROP_STATE                                                The state where the  property located.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
PROP_ZIP                                                  Zip code where the property is located.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BORR_NEXT_PAY_DUE_DATE                                    The date that the borrower's next payment is due to the servicer at the                      MM/DD/YYYY
                                                          end of processing cycle, as reported by Servicer.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOAN_TYPE                                                 Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BANKRUPTCY_FILED_DATE                                     The date a particular bankruptcy claim was filed.                                            MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BANKRUPTCY_CHAPTER_CODE                                   The chapter under which the bankruptcy was filed.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BANKRUPTCY_CASE_NBR                                       The case number assigned by the court to the bankruptcy filing.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
POST_PETITION_DUE_DATE                                    The payment due date once the bankruptcy has been approved by the courts                     MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
BANKRUPTCY_DCHRG_DISM_DATE                                The Date The Loan Is Removed From Bankruptcy. Either by Dismissal,                           MM/DD/YYYY
                                                          Discharged and/or a Motion For Relief Was Granted.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOSS_MIT_APPR_DATE                                        The Date The Loss Mitigation Was Approved By The Servicer                                    MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOSS_MIT_TYPE                                             The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOSS_MIT_EST_COMP_DATE                                    The Date The Loss Mitigation/Plan Is Scheduled to End/Close                                  MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LOSS_MIT_ACT_COMP_DATE                                    The Date The Loss Mitigation Is Actually Completed                                           MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FRCLSR_APPROVED_DATE                                      The date DA Admin sends a letter to the servicer with instructions to                        MM/DD/YYYY
                                                          begin foreclosure proceedings.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
ATTORNEY_REFERRAL_DATE                                    Date File Was Referred To Attorney to Pursue Foreclosure                                     MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FIRST_LEGAL_DATE                                          Notice of 1st legal filed by an Attorney in a Foreclosure Action                             MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FRCLSR_SALE_EXPECTED_DATE                                 The date by which a foreclosure sale is expected to occur.                                   MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FRCLSR_SALE_DATE                                          The actual date of the foreclosure sale.                                                     MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FRCLSR_SALE_AMT                                           The amount a property sold for at the foreclosure sale.                            2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
EVICTION_START_DATE                                       The date the servicer initiates eviction of the borrower.                                    MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
EVICTION_COMPLETED_DATE                                   The date the court revokes legal possession of the property from the                         MM/DD/YYYY
                                                          borrower.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LIST_PRICE                                                The price at which an REO property is marketed.                                    2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
LIST_DATE                                                 The date an REO property is listed at a particular price.                                    MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
OFFER_AMT                                                 The dollar value of an offer for an REO property.                                  2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
OFFER_DATE_TIME                                           The date an offer is received by DA Admin or by the Servicer.                                MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
REO_CLOSING_DATE                                          The date the REO sale of the property is scheduled to close.                                 MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
REO_ACTUAL_CLOSING_DATE                                   Actual Date Of REO Sale                                                                      MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
OCCUPANT_CODE                                             Classification of how the property is occupied.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
PROP_CONDITION_CODE                                       A code that indicates the condition of the property.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
PROP_INSPECTION_DATE                                      The date a  property inspection is performed.                                                MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
APPRAISAL_DATE                                            The date the appraisal was done.                                                             MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
CURR_PROP_VAL                                              The current "as is" value of the property based on brokers price opinion          2
                                                          or appraisal.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
REPAIRED_PROP_VAL                                         The amount the property would be worth if repairs are completed pursuant           2
                                                          to a broker's price opinion or appraisal.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
If applicable:
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
DELINQ_STATUS_CODE                                        FNMA Code Describing Status of Loan
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
DELINQ_REASON_CODE                                        The circumstances which caused a borrower to stop paying on a loan.   Code
                                                          indicates the reason why the loan is in default for this cycle.
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
MI_CLAIM_FILED_DATE                                       Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.                     MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
MI_CLAIM_AMT                                              Amount of Mortgage Insurance Claim Filed                                                     No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
MI_CLAIM_PAID_DATE                                        Date Mortgage Insurance Company Disbursed Claim Payment                                      MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
MI_CLAIM_AMT_PAID                                         Amount Mortgage Insurance Company Paid On Claim                                    2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
POOL_CLAIM_FILED_DATE                                     Date Claim Was Filed With Pool Insurance Company                                             MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
POOL_CLAIM_AMT                                            Amount of Claim Filed With Pool Insurance Company                                  2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
POOL_CLAIM_PAID_DATE                                      Date Claim Was Settled and The Check Was Issued By The Pool Insurer                          MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
POOL_CLAIM_AMT_PAID                                       Amount Paid On Claim By Pool Insurance Company                                     2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_A_CLAIM_FILED_DATE                                Date FHA Part A Claim Was Filed With HUD                                                    MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_A_CLAIM_AMT                                       Amount of FHA Part A Claim Filed                                                  2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_A_CLAIM_PAID_DATE                                 Date HUD Disbursed Part A Claim Payment                                                     MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_A_CLAIM_PAID_AMT                                  Amount HUD Paid on Part A Claim                                                   2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_B_CLAIM_FILED_DATE                                 Date FHA Part B Claim Was Filed With HUD                                                   MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_B_CLAIM_AMT                                        Amount of FHA Part B Claim Filed                                                 2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_B_CLAIM_PAID_DATE                                   Date HUD Disbursed Part B Claim Payment                                                   MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
FHA_PART_B_CLAIM_PAID_AMT                                  Amount HUD Paid on Part B Claim                                                   2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
VA_CLAIM_FILED_DATE                                        Date VA Claim Was Filed With the Veterans Admin                                             MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
VA_CLAIM_PAID_DATE                                         Date Veterans Admin. Disbursed VA Claim Payment                                             MM/DD/YYYY
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
VA_CLAIM_PAID_AMT                                          Amount Veterans Admin. Paid on VA Claim                                           2         No commas(,) or
                                                                                                                                                       dollar signs ($)
--------------------------------------------------------- ---------------------------------------------------------------------------- --------------- -------------------
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o    ASUM-     Approved Assumption
         o    BAP-      Borrower Assistance Program
         o    CO-       Charge Off
         o    DIL-      Deed-in-Lieu
         o    FFA-      Formal Forbearance Agreement
         o    MOD-      Loan Modification
         o    PRE-      Pre-Sale
         o    SS-       Short Sale
         o    MISC-     Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.
The Occupant Code field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                      --------------------------------------- ----------------------------------------------------------------------------
                      Delinquency Code                        Delinquency Description
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      001                                     FNMA-Death of principal mortgagor
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      002                                     FNMA-Illness of principal mortgagor
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      003                                     FNMA-Illness of mortgagor's family member
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      004                                     FNMA-Death of mortgagor's family member
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      005                                     FNMA-Marital difficulties
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      006                                     FNMA-Curtailment of income
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      007                                     FNMA-Excessive Obligation
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      008                                     FNMA-Abandonment of property
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      009                                     FNMA-Distant employee transfer
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      011                                     FNMA-Property problem
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      012                                     FNMA-Inability to sell property
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      013                                     FNMA-Inability to rent property
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      014                                     FNMA-Military Service
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      015                                     FNMA-Other
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      016                                     FNMA-Unemployment
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      017                                     FNMA-Business failure
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      019                                     FNMA-Casualty loss
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      022                                     FNMA-Energy environment costs
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      023                                     FNMA-Servicing problems
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      026                                     FNMA-Payment adjustment
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      027                                     FNMA-Payment dispute
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      029                                     FNMA-Transfer of ownership pending
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      030                                     FNMA-Fraud
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      031                                     FNMA-Unable to contact borrower
                      --------------------------------------- ----------------------------------------------------------------------------
                      --------------------------------------- ----------------------------------------------------------------------------
                      INC                                     FNMA-Incarceration
                      --------------------------------------- ----------------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                      --------------------------------------- --------------------------------------------------------------------------
                                   Status Code                Status Description
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        09                    Forbearance
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        17                    Pre-foreclosure Sale Closing Plan Accepted
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        24                    Government Seizure
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        26                    Refinance
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        27                    Assumption
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        28                    Modification
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        29                    Charge-Off
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        30                    Third Party Sale
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        31                    Probate
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        32                    Military Indulgence
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        43                    Foreclosure Started
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        44                    Deed-in-Lieu Started
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        49                    Assignment Completed
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        61                    Second Lien Considerations
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        62                    Veteran's Affairs-No Bid
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        63                    Veteran's Affairs-Refund
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        64                    Veteran's Affairs-Buydown
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        65                    Chapter 7 Bankruptcy
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        66                    Chapter 11 Bankruptcy
                      --------------------------------------- --------------------------------------------------------------------------
                      --------------------------------------- --------------------------------------------------------------------------
                                        67                    Chapter 13 Bankruptcy
                      --------------------------------------- --------------------------------------------------------------------------

                                                    EXHIBIT H-3

                                         FORM OF REALIZED LOSS CALCULATION

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE:  Do not net or combine  items.  Show all  expenses  individually  and all credits as  separate  line items.  Claim packages are due on the remittance  report date.  Late  submissions may result in claims not being passed  until the  following  month.  The Servicer is  responsible  to remit all funds  pending loss approval and /or resolution of any disputed items.

         The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual Unpaid  Principal  Balance of the Mortgage Loan. For  documentation,  an  Amortization
                  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.

         2.       The Total Interest Due less the aggregate  amount of servicing fee that would have been earned if all delinquent  payments had been made as agreed.  For  documentation,  an Amortization  Schedule from date of default  through  liquidation  breaking  out the net  interest  and  servicing  fees advanced is required.
         3.       Accrued  Servicing  Fees based upon the  Scheduled  Principal  Balance  of the  Mortgage  Loan as
                  calculated on a monthly basis. For documentation,  an Amortization  Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
         4-12.    Complete as applicable.  Required documentation:
                  * For taxes and insurance  advances - see page 2 of 332 form - breakdown  required showing period of coverage,  base tax,  interest,  penalty.  Advances  prior to default  require  evidence of servicer efforts to recover advances.
                  * For escrow  advances - complete  payment  history (to  calculate  advances  from last  positive escrow balance forward)
                  * Other expenses -  copies of corporate advance history showing all payments
                  * REO repairs > $1500 require explanation
                  * REO repairs >$3000 require evidence of at least 2 bids.
                  * Short Sale or Charge Off require P&L  supporting  the  decision  and WFB's  approved  Servicing
                     Officer Certification
                  * Unusual or extraordinary items may require further documentation.
         13.      The total of lines 1 through 12.

         Credits:

         14-21.   Complete as applicable.  Required documentation:
                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid  instructions  and Escrow Agent /
                  Attorney
                     Letter of Proceeds Breakdown.
                  *  Copy of EOB for any MI or gov't guarantee
                  *  All other credits need to be clearly defined on the 332 form
         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA  loans,  use line (18a) for Part  A/Initial  proceeds and line (18b) for Part
                           B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23.      The total derived from  subtracting  line 22 from 13. If the amount  represents a realized  gain,
                  show the amount in parenthesis (   ).

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________

---------------------------------------------     ---------------------------------------------------     -----------------------------------------------------------
Servicer Loan No.                                 Servicer Name                                           Servicer Address

---------------------------------------------     ---------------------------------------------------     -----------------------------------------------------------

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale                  3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                  $ ________________(1)
         (2)  Interest accrued at Net Rate                                        ________________(2)
         (3)  Accrued Servicing Fees                                              ________________(3)
         (4)  Attorney's Fees                                                     ________________(4)
         (5)  Taxes (see page 2)                                                  ________________(5)
         (6)  Property Maintenance                                                ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                           ________________(7)
         (8)  Utility Expenses                                                    ________________(8)
         (9)  Appraisal/BPO                                                       ________________(9)
         (10) Property Inspections                                                ________________(10)
         (11) FC Costs/Other Legal Expenses                                       ________________(11)
         (12) Other (itemize)                                                     ________________(12)
                  Cash for Keys__________________________                         ________________(12)
                  HOA/Condo Fees_______________________                           ________________(12)
                  ______________________________________                          ________________(12)

                  Total Expenses                                                $ ________________(13)
         Credits:
         (14) Escrow Balance                                                    $ ________________(14)
         (15) HIP Refund                                                          ________________(15)
         (16) Rental Receipts                                                     ________________(16)
         (17) Hazard Loss Proceeds                                                ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                        ________________(18a) HUD Part A
                                                                                  ________________(18b) HUD
         Part B
         (19) Pool Insurance Proceeds                                             ________________(19)
         (20) Proceeds from Sale of Acquired Property                             ________________(20)
         (21) Other (itemize)                                                     ________________(21)
              _________________________________________                           ________________(21)

              Total Credits                                                     $_________________(22)
         Total Realized Loss (or Amount of Gain)                                $_________________(23)

Escrow Disbursement Detail

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
         Type                Date Paid         Period of Coverage         Total Paid           Base Amount             Penalties              Interest
     (Tax /Ins.)
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------
----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

----------------------- --------------------- ---------------------- --------------------- --------------------- ---------------------- ---------------------

                                                    EXHIBIT H-4

                                    REPORTING DATA FOR MODIFIED MORTGAGE LOANS

With respect to Modified Mortgage Loans and the related Distribution Date:

(a)     the following  information with respect to all Mortgage Loans that became Modified  Mortgage Loans during the related
        Collection Period:

(1)      Loan Number;

(2)      Loan Group;

(3)      Transaction Identifier;

(4)      Modification Date;

(5)      Unpaid Principal Balance Prior to Modification;

(6)      Unpaid Principal Balance Post Modification;

(7)      Scheduled Payment Prior to Modification;

(8)      Scheduled Payment Post Modification;

(9)      Total Capitalized Amount;

(10)     Balloon Payment Amount, if any, Prior to Modification;

(11)     Balloon Payment Amount Created by Modification;

(12)     Balloon Payment Date, if any, Prior to Modification;

(13)     Balloon Payment Date Created by Modification;

(14)     Mortgage Rate Prior to Modification;

(15)     Mortgage Rate Post Modification;

(16)     Maturity Date Prior to Modification;

(17)     Maturity Date Post Modification;

(18)     Number of Days Delinquent Prior to Modification;

(19)     Number of Days Delinquent Post Modification;

(20)     Delinquency Status Prior to Modification;

(21)     Delinquency Status Post Modification;

(22)     Amount Accepted (if Less Than the Outstanding Principal Balance) in Satisfaction of Such Mortgage Loan; and

(23)     Shortfall Created by Acceptance of Amount Less than the Outstanding Principal Balance of Such Mortgage Loan; and

(b)      the information listed in clause (a) above with respect to all Mortgage Loans that became Modified Mortgage Loans during
Collection Periods prior to the related Collection Period.

                                                     EXHIBIT I

                                  FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                             [_________________, 200_]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial  Agreement,   dated  as  of  [Cut-off  Date  of  Series],   among  U.S.  Bank  National
                  Association, as Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [_______________],
                  as Custodian.

Ladies and Gentlemen:

         In  accordance  with  the  provisions  of  Section 4  of the  above-referenced  Custodial  Agreement,  the undersigned,  as the  Custodian,  hereby  certifies as to each  Mortgage  Loan in the Mortgage  Loan  Schedule that
(i) it has received the original  Mortgage  Note and  Assignment  of Mortgage  with respect to each  Mortgage  Loan identified on the Mortgage Loan  Schedule  attached  hereto and (ii) such Mortgage Note has been reviewed by it and appears  regular on its face and relates to such  Mortgage  Loan.  The  Custodian  makes no  representations  as to
(i) the validity, legality,  enforceability,  sufficiency, due authorization or genuineness of any of the documents contained  in each  Custodial  File or of any of the  Mortgage  Loans  or (ii)  the  collectability,  insurability, effectiveness or suitability of any such Mortgage Loan.

         The  Custodian  hereby  confirms that it is holding each such  Mortgage  Note,  Assignment of Mortgage and
Assignment of Note as agent and bailee of, and  custodian  for the  exclusive  use and benefit,  and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

         This Trust Receipt and Initial Certification is not divisible or negotiable.

         The Custodian will accept and act on  instructions  with respect to the Mortgage Loans subject hereto upon surrender  of this Trust  Receipt  and  Initial  Certification  at its office at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

         Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:
                                                            Name:
                                                            Title:

                                                     EXHIBIT J

                                   FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                                      [date]

U.S. Bank National Association
as Trustee for the
[Name of Series Trust]
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

         Re:      Custodial  Agreement,   dated  as  of  [Cut-off  Date  of  Series],   among  U.S.  Bank  National
                  Association,   as   Trustee,   Wells   Fargo   Bank,   N.A.,   as  Trust   Administrator,   and
                  [____________________], as Custodian

Ladies and Gentlemen:

         In accordance with the provisions of  Section [5][6]  of the  above-referenced  Custodial  Agreement,  the undersigned,  as the  Custodian,  hereby  certifies  that as to each  Mortgage  Loan  listed on the  Mortgage  Loan
Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the  attachment  hereto) it has reviewed the Custodial Files and has determined that (i) all  documents  required to be delivered to it pursuant to
Sections 2(i)-(ix)  of the Custodial Agreement are in its possession;  (ii) such documents have been reviewed by it and appear  regular  on their face and  related  to such  Mortgage  Loan;  (iii) all  Assignments  of  Mortgage  or
intervening  assignments of mortgage,  as applicable,  have been  submitted for recording in the  jurisdictions  in which recording is necessary;  and (iv) each  Mortgage Note has been endorsed as provided in  Section 2(ii)  of the
Custodial  Agreement  and each  Mortgage  has been  assigned in  accordance  with  Section 2(vi)  of the  Custodial
Agreement. The Custodian makes no representations as to (i) the validity,  legality,  enforceability,  sufficiency, due  authorization  or  genuineness  of any of the  documents  contained  in each  Custodial  File or of any of the
Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         The  Custodian  hereby  confirms that it is holding each such  Custodial  File as agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole direction,  of Trustee  pursuant to the terms and conditions of the Custodial Agreement.

         This Trust Receipt and Final Certification is not divisible or negotiable.

         The Custodian will accept and act on  instructions  with respect to the Mortgage Loans subject hereto upon surrender  of this Trust  Receipt  and  Initial  Certification  at its office at  [CUSTODIAN  ADDRESS],  Attention:
Document Custodian.

         Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                                     [_______________________________],
                                                          as Custodian

                                                     By:
                                                              Name:
                                                              Title:

                                                     EXHIBIT K

                                            FORM OF REQUEST FOR RELEASE

                                                      [date]

To:  [Custodian]

                  In connection  with the  administration  of the Mortgage Loans held by you as Custodian on behalf of the Trustee under the Series  Supplement dated as of  ___________________  and the Standard Terms of Pooling and
Servicing  Agreement dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master Servicer,  the Trust Administrator,  the Special Servicer, the Modification Oversight Agent, the Trustee
and the  Servicers  that are party to the  Series  Supplement,  the  undersigned  hereby  requests a release of the
Mortgage  File held by you as  Custodian  with  respect to the  following  described  Mortgage  Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____              1.          Mortgage Loan paid in full.
                              (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Agreement.)

____              2.          Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate
                              Account pursuant to the Agreement.)

____              3.          The Mortgage Loan is being foreclosed.

____              4.          Other.  (Describe)
                  The  undersigned  acknowledges  that the above  Mortgage File will be held by the  undersigned in accordance  with the  provisions of the  Agreement and will be returned,  except if the Mortgage Loan has been paid in full or  repurchased  (in which  case the  Mortgage  File will be  retained  by us  permanently)  when no longer required by us for such purpose.

                  Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                                     [NAME OF SERVICER]

                                                     By:
                                                              Name:
                                                              Title:

                                                     EXHIBIT L

                                          FORM OF TRANSFEROR CERTIFICATE
                                                      [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__
Ladies and Gentlemen:

                  In connection  with our  disposition of the above  Certificates we certify that (a) we understand that the Certificates  have not been registered  under the Securities Act of 1933, as amended (the "Act"),  and are being disposed by us in a transaction  that is exempt from the  registration  requirements  of the Act, (b) we have not  offered or sold any  Certificates  to, or  solicited  offers to buy any  Certificates  from,  any  person,  or otherwise  approached  or negotiated  with any person with respect  thereto,  in a manner that would be deemed,  or taken any other  action  which  would  result in, a violation  of  Section 5  of the Act,  (c) to the extent we are disposing of a Class AR Certificate,  we have no knowledge the Transferee is not a Permitted  Transferee and (d) to
the extent we are  disposing of a Certificate  in reliance upon  Regulation S under the Act, that such transfer has been effected pursuant to and in accordance with Regulation S under the Act, and accordingly that:

                        (1)   the offer of the Certificates was not made to a person in the United States;

                        [(2)  at the time the buy order was  originated,  the  transferee  was  outside  the United
                              States  or we and any  person  acting  on our  behalf  reasonably  believed  that the transferee was outside the United States;]*

                        [(2)  the  transaction  was  executed  in, on or through  the  facilities  of a  designated offshore  securities  market and neither us nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;]*

                        *  Insert one of these two provisions.

                        (3)   no directed  selling efforts have been made in  contravention  of the requirements of
                              Rule 903(b) or 904(b) of Regulation S, as applicable; and

                        (4)   the  transaction  is  not  part  of a  plan  or  scheme  to  evade  the  registration requirements of the Act.

                                                     Very truly yours,

                                                     Print Name of Transferor

                                                     By:
                                                              Authorized Officer

                                                    EXHIBIT M-1

                                             FORM OF INVESTMENT LETTER
                                                      [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the Certificates  are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt  from the  registration requirements  of the Act and any such laws, (b) we are an  "accredited  investor," as defined in Regulation D under the Act,  and have such  knowledge  and  experience  in  financial  and  business  matters  that we are  capable of evaluating  the  merits  and risks of  investments  in the  Certificates,  (c) we have had the  opportunity  to ask questions of and receive  answers from the Depositor  concerning the purchase of the  Certificates  and all matters relating thereto or any additional  information deemed necessary to our decision to purchase the Certificates,  (d)
either (i) we are not an employee  benefit plan or arrangement  that is subject to the Employee  Retirement  Income
Security Act of 1974, as amended,  or  Section 4975  of the Internal  Revenue Code of 1986, as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel  which  establishes to the  reasonable  satisfaction  of the Trust  Administrator  that the  purchase  and holding of  ERISA-Restricted
Certificates  by, on behalf of or with "plan  assets"  of such plan or  arrangement  will not result in  non-exempt prohibited  transactions  under  Section 406  of ERISA or  Section 4975  of the  Code,  and  will not  subject  the
Depositor,  the Trustee,  the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement or (iii) if, in the case of  ERISA-Restricted  Certificates  that have been the subject of an  ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such
Certificates  with  funds  contained  in an  "insurance  company  general  account"  (as such  term is  defined  in
Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of such
Certificates  are covered  under  Sections I and III of PTCE  95-60,  (e) we are  acquiring  the  Certificates  for investment  for our own  account  and  not  with a view to any  distribution  of  such  Certificates  (but  without prejudice to our right at all times to sell or otherwise  dispose of the  Certificates  in  accordance  with clause
(g) below),  (f) we have not  offered or sold any  Certificates  to, or  solicited  offers to buy any  Certificates from, any person,  or otherwise  approached or negotiated with any person with respect thereto,  or taken any other action which would  result in a violation of Section 5 of the Act, and (g) we will not sell,  transfer or otherwise dispose of any Certificates  unless (1) such sale,  transfer or other  disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration  requirements,  and if requested,  we will at our expense  provide an opinion of counsel  satisfactory to the addressees of this  Certificate  that such sale, transfer or other  disposition  may be made pursuant to an exemption  from the Act, (2) the purchaser or transferee of such  Certificate  has executed and  delivered to you a  certificate  to  substantially  the same effect as this certificate,  and (3) the purchaser or  transferee  has otherwise  complied  with any  conditions  for transfer set forth in the Series  Supplement  dated as of  ___________________  and the Standard  Terms of Pooling and Servicing
Agreement dated May 1, 2007 (collectively,  the "Agreement") by and among the Depositor,  the Seller(s), the Master
Servicer,  the Trust  Administrator,  the Special Servicer,  the Modification  Oversight Agent, the Trustee and the
Servicers that are party to the Series Supplement.

                                                     Very truly yours,

                                                     Print Name of Transferor

                                                     By:
                                                              Authorized Officer

                                                    EXHIBIT M-2

                                             FORM OF RULE 144A LETTER
                                                      [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

                  In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the Certificates  are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt  from the  registration requirements  of the Act and any such laws,  (b) we have such  knowledge  and  experience in financial and business matters that we are capable of evaluating  the merits and risks of  investments  in the  Certificates,  (c) we have had the  opportunity  to ask  questions of and receive  answers from the Depositor  concerning  the purchase of the
Certificates  and all matters relating  thereto or any additional  information  deemed necessary to our decision to purchase the  Certificates,  (d) either (i) we are not an employee  benefit plan or arrangement  that is subject to the Employee  Retirement  Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of
1986,  as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel which  establishes  to the  reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of  ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or  Section 4975 of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement or (iii) if, in the case of an  ERISA-Restricted  Certificates that have been the subject of an  ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such  Certificates  with funds  contained in an  "insurance  company  general  account" (as such term is defined in
Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of such
Certificates  are covered  under  Sections I and III of PTCE 95-60,  (e) we have not, nor has anyone  acting on our behalf  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Certificates,  any  interest in the
Certificates  or any other  similar  security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition of the  Certificates,  any interest in the  Certificates or any other similar  security from, or otherwise  approached or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other  similar  security  with,  any person in any  manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken any other  action,  that would  constitute  a  distribution  of the
Certificates  under the Act or that would render the  disposition  of the  Certificates a violation of Section 5 of the Act or require  registration  pursuant  thereto,  nor will act, nor has authorized or will authorize any person to act, in such manner with  respect to the  Certificates,  (f) we are a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have  completed  either of the forms of  certification to that  effect  attached  hereto  as Annex 1 or Annex 2,  (g) we are  aware  that the sale to us is being  made in reliance on Rule 144A,  and (i) we are acquiring  the  Certificates  for our own account or for resale  pursuant to
Rule 144A and further,  understand  that such  Certificates  may be resold,  pledged or  transferred  only (A) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own account or for the account of a qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     Print Name of Transferor

                                                     By:
                                                              Authorized Officer

                                                    EXHIBIT M-3

                                            FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention: Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [__________________] Mortgage-Backed Pass-Through Certificates, Series 200  -   (the
                           "Certificates")

Ladies and Gentlemen:

                  In connection  with our  acquisition of the above  Certificates we certify that (a) we understand that the Certificates  are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any state  securities  laws and are being  transferred  to us in a  transaction  that is exempt  from the  registration requirements  of the Act and any such laws,  (b) we have such  knowledge  and  experience in financial and business matters that we are capable of evaluating  the merits and risks of  investments  in the  Certificates,  (c) we have had the  opportunity  to ask  questions of and receive  answers from the Depositor  concerning  the purchase of the
Certificates  and all matters relating  thereto or any additional  information  deemed necessary to our decision to purchase the  Certificates,  (d) either (i) we are not an employee  benefit plan or arrangement  that is subject to the Employee  Retirement  Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of
1986,  as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel which  establishes  to the  reasonable  satisfaction  of the Trust  Administrator  that the purchase and holding of  ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or  Section 4975 of the Code, and will not subject the Depositor,  the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement or (iii) if, in the case of an  ERISA-Restricted  Certificates that have been the subject of an  ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such  Certificates  with funds  contained in an  "insurance  company  general  account" (as such term is defined in
Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and our purchase and holding of such
Certificates  are covered  under  Sections I and III of PTCE 95-60,  (e) we have not, nor has anyone  acting on our behalf  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the  Certificates,  any  interest in the
Certificates  or any other  similar  security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition of the  Certificates,  any interest in the  Certificates or any other similar  security from, or otherwise  approached or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other  similar  security  with,  any person in any  manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken any other  action,  that would  constitute  a  distribution  of the
Certificates  under the Act or that would render the  disposition  of the  Certificates a violation of Section 5 of the Act or require  registration  pursuant  thereto,  nor will act, nor has authorized or will authorize any person to act, in such manner  with  respect to the  Certificates,  (f) we are not a "U.S.  person"  within the meaning of
Regulation  S under the Act (a "Non-U.S.  Person"),  (g) we are aware that the sale to us is being made in reliance on  Regulation  S, and (h) we are  acquiring  the  Certificates  for our own  account  or for  resale  pursuant  to
Regulation S under the Act and further,  understand that such  Certificates  may be resold,  pledged or transferred only (A) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, (B) to a Non-U.S.  Person in accordance  with Regulation S under the Act or
(C) pursuant to another exemption from registration under the Act.

                                                     Very truly yours,

                                                     [Print Name of Transferee]

                                                     By:
                                                     Name:
                                                     Title:

                                                     EXHIBIT N

                                    FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF          )
                  : ss.:
COUNTY OF         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1.       That he is [Title of  Officer]  or [Name of Owner]  (record  or  beneficial  owner  (the
"Owner")  of the Class  [AR/AR-L]  Certificates  (the "Class  [AR/AR-L]  Certificates")),  a [savings  institution]
[corporation]  duly  organized  and  existing  under  the  laws  of  [the  State  of  ]  [the  United  States],  on behalf of which he makes this affidavit and agreement.

                  2.       That the Owner (i) is not and will not be a "disqualified  organization"  as of [date of transfer] within the meaning of  Section 860E(e)(5)  of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) will  endeavor  to remain  other than a  disqualified  organization  for so long as it retains  its  ownership interest in the Class [AR/AR-L]  Certificates,  and (iii) is acquiring the Class [AR/AR-L] Certificates for its own account.  A "Permitted  Transferee" is any person other than a "disqualified  organization."  (For this purpose,  a
"disqualified  organization"  means the United States, any state or political  subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and,  except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or instrumentality of such foreign  government or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain  farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3.       That the Owner is aware  (i) of  the tax that would be  imposed  on  transfers  of Class
[AR/AR-L]  Certificates  to  disqualified  organizations  under  the  Code;  (ii)  that  such  tax  would be on the transferor,  or, if such transfer is through an agent (which person includes a broker,  nominee or middleman) for a non-Permitted  Transferee,  on the agent;  (iii) that the person  otherwise liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit  that the transferee is a Permitted
Transferee  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;
and (iv) that the Class  [AR/AR-L]  Certificates  may be  "noneconomic  residual  interests"  within the meaning of
Treasury  regulations  promulgated  pursuant to the Code and that the transferor of a noneconomic residual interest will  remain  liable for any taxes due with  respect  to the income on such  residual  interest,  if a  significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

                  4.       That the Owner is aware of the tax  imposed on a  "pass-through  entity"  holding  Class
[AR/AR-L]  Certificates  if at any  time  during  the  taxable  year of the  pass-through  entity  a  non-Permitted
Transferee  is the record  holder of an  interest  in such  entity.  (For this  purpose,  a "pass  through  entity"
includes a regulated  investment  company,  a real estate  investment  trust or common trust fund,  a  partnership, trust or estate, and certain cooperatives.)

                  5.       That the Owner is aware that the Trust  Administrator  will not register the Transfer of any Class [AR/AR-L]  Certificates  unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this  affidavit and  agreement.  The Owner expressly  agrees  that it will  not  consummate  any  such  transfer  if it  knows  or  believes  that  any of the representations contained in such affidavit and agreement are false.

                  6.       That  the  Owner  has  reviewed  the   restrictions   set  forth  on  the  face  of  the
Class [AR/AR-L]   Certificates  and  the  provisions  of  Section 6.02  of  the  Series   Supplement  dated  as  of
___________________  and the Standard  Terms of Pooling and Servicing  Agreement  dated May 1, 2007  (collectively, the "Agreement") by and among the Depositor,  the Seller(s),  the Master  Servicer,  the Trust  Administrator,  the
Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the Series
Supplement,  under which the Class [AR/AR-L]  Certificates  were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class [AR/AR-L]
Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

                  8.       That the Owner's Taxpayer Identification Number is ________________.

                  9.       That  the  Owner  is a  citizen  or  resident  of  the  United  States,  a  corporation, partnership  or other entity  created or organized in, or under the laws of, the United  States,  any State thereof or the  District  of  Columbia,  or an estate or trust  whose  income from  sources  without  the United  States is includable in gross income for United States  federal  income tax purposes  regardless of its  connection  with the conduct of a trade or business within the United States.

                  10.      That  no  purpose  of  the  Owner  relating  to the  purchase  of  the  Class  [AR/AR-L]
Certificate by the Owner is or will be to impede the assessment or collection of tax.

                  11.      That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12.      That the Owner has no present  knowledge or  expectation  that it will become  insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

                  13.      That no purpose of the Owner  relating  to any sale of the Class  [AR/AR-L]  Certificate by the Owner will be to impede the assessment or collection of tax.

                  14.      The Owner hereby  agrees to cooperate  with the Trustee and to take any action  required of it by the Code or Treasury regulations  thereunder (whether now or hereafter  promulgated) in order to create or maintain the REMIC status of the Trust Fund.

                  15.      That the Owner is not an  employee  benefit  or other  plan  subject  to the  prohibited transaction  provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
Section 4975  of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") (a "Plan"),  or any other  person
(including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  16.      The Owner hereby  agrees that it will not take any action that could  endanger the REMIC status of the Trust Fund or result in the  imposition  of tax on the Trust Fund unless  counsel for, or  acceptable to, the Trustee and the Trust  Administrator  has  provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

                  17.      The Owner has provided  financial  statements or other financial  information  requested by the transferor in connection  with the transfer of the Residual  Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                                     [NAME OF OWNER]

                                                     By:
                                                              [Name of Officer]
                                                              [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                                     NOTARY PUBLIC

                                                     COUNTY OF

                                                     STATE OF

                                                     My Commission expires the _____ day of __________________,
                                                     20____.

                                                     EXHIBIT O

                                           FORM OF TRANSFER CERTIFICATE

                                                      [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

Wells Fargo Bank, N.A.,
as Trust Administrator for the
[Name of Series Trust]
9062 Old Annapolis Road,
Columbia, MD 21045

                  Re:      [_________________________] Mortgage Backed Pass Through Certificates, Series 200_
                           ___, Class AR (the "Certificates")

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the sale by  _________________  (the "Seller")
to  ____________________________________  (the  "Purchaser")  of  a  _______%  Percentage  Interest  in  the  above referenced  Certificates,  pursuant to Section 6.02 of the Series  Supplement dated as of  ___________________  and the Standard Terms of Pooling and Servicing  Agreement  dated May 1, 2007  (collectively,  the  "Agreement") by and among the Depositor,  the Seller(s),  the Master  Servicer,  the Trust  Administrator,  the Special  Servicer,  the
Modification  Oversight  Agent,  the Trustee and the Servicers that are party to the Series  Supplement.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the  Agreement.  The Seller  hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trust Administrator and the Trustee
that:

                  1.       No  purpose  of the  Seller  relating  to sale of the  Certificate  by the Seller to the
Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

                  2.       The Seller  understands  that the Purchaser has delivered to the Trust  Administrator  a transfer  affidavit  and  agreement in the form attached to the Agreement as Exhibit N. The Seller does not know or believe that any representation contained therein is false.

                  3.       The Seller has no actual  knowledge  that the  proposed  Transferee  is not a  Permitted
Transferee.

                  4.       The Seller has no actual  knowledge  that the Purchaser  would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

                  5.       The Seller has conducted a reasonable  investigation  of the financial  condition of the
Purchaser and, as a result of the  investigation,  found that the Purchaser has historically paid its debts as they came due, and found no  significant  evidence to indicate that the Purchaser  will not continue to pay its debts as they come due in the future.

                  6.       The  Purchaser has  represented  to the Seller that,  if the  Certificate  constitutes a noneconomic  residual interest,  it (i) understands  that as holder of a noneconomic residual interest it may incur tax  liabilities in excess of any cash flows  generated by the interest,  and (ii) intends to pay taxes  associated with its holding of the Certificate as they become due.

                                                     Very truly yours,

                                                     [SELLER]

                                                     By:
                                                              Name:
                                                              Title:

                                                     EXHIBIT P

                                         FORM OF SPS MORTGAGE LOANS REPORT

                           DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                                                 (in Excel format)

                                              ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                                                                             FIELD
Name*                                                                                                                    Text
Lien Position *                                                                                                          Text/Number
FICO Score*                                                                                                              Number
Original Occupancy*                                                                                                      Text
Documentation*                                                                                                           Text
Purpose*                                                                                                                 Text
Original Loan Amount*                                                                                                    Number
Original Appraisal Value*                                                                                                Number
Original LTV*                                                                                                            Number
Original P&I*                                                                                                            Number
Original Interest Rate*                                                                                                  Number
First Payment Date*                                                                                                      MM/DD/YY
Origination Date*                                                                                                        MM/DD/YY
Originator*                                                                                                              Text
Loan Term*                                                                                                               Number
Product Type (adjustable rate or fixed rate)*                                                                            Text
Property Type*                                                                                                           Text
Street Address*                                                                                                          Text
City*                                                                                                                    Text
Zip Code*                                                                                                                Text
State*                                                                                                                   Text
MI Certificate Number*                                                                                                   Number
Prepayment Flag                                                                                                          Text
Prepayment Expiration Date                                                                                               MM/DD/YY
Loan Number                                                                                                              Text
Deal Identifier by Loan                                                                                                  Text
Current Loan Amount                                                                                                      Number
Current LTV                                                                                                              Number
Current Interest Rate                                                                                                    Number
Last Interest Payment Date                                                                                               MM/DD/YY
Current P&I Payment Amount                                                                                               Number
Paid Off Code                                                                                                            Text
Scheduled Balance                                                                                                        Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)                                          Number
Reporting of Delinquency Status on Defaulted Mortgage Loans                                                              Text
Current Market Value                                                                                                     Number
Date of Market Value                                                                                                     MM/DD/YY
As-is Value                                                                                                              Number
Repaired Value                                                                                                           Number
Type of Valuation                                                                                                        Text
Foreclosure Flag                                                                                                         Text
Bankruptcy Flag                                                                                                          Text
Date NOD sent to MI company                                                                                              MM/DD/YY
Foreclosure Start Date (Referral Date)                                                                                   MM/DD/YY
Scheduled Foreclosure Sale Date                                                                                          MM/DD/YY
Foreclosure Actual Sale Date                                                                                             MM/DD/YY
Actual Notice of Intent Date                                                                                             MM/DD/YY
Actual First Legal Date                                                                                                  MM/DD/YY
Bankruptcy Chapter                                                                                                       Number
Actual Bankruptcy Start Date                                                                                             MM/DD/YY
Actual Payment Plan Start and End Dates                                                                                  MM/DD/YY
List Date                                                                                                                MM/DD/YY
List Price                                                                                                               Number
Vacancy/Occupancy Status                                                                                                 Text
Actual Eviction Start Date                                                                                               MM/DD/YY
Actual Eviction Completion Date                                                                                          MM/DD/YY
Actual REO Start Date                                                                                                    MM/DD/YY
Sales Price                                                                                                              Number
Actual Closing Date                                                                                                      MM/DD/YY
Net Sales Proceeds                                                                                                       Number
Mortgage Insurance Claim Filing Date                                                                                     MM/DD/YY
Mortgage Insurance Proceeds Received                                                                                     Number
Date Mortgage Insurance Proceeds Received                                                                                MM/DD/YY
Collection History

                                                     EXHIBIT Q

                                   FORM OF SPS FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                                                                              Ending Interest Rate:
Original Amount of Loan:                                                                                             Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:                                     /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                                                 /  /
Date of REO:                                               /  /
Disposition Date:                                          /  /

                                                           Amount                 Date of Valuation                  Type of Valuation
Market Value                         AS IS:                                                      / /
                                     Repaired
Supplemental Value                   AS IS:                                                      / /
                                     Repaired
REO BPO Value:                                                                                   / /
List Price:
Sales Price:

                                     Proceeds                                     Expenses*
List Price:                                                                       Servicing Advances:
Sales Price:                                               0.00                                                                   Payee 70R01 Acquisition:
Broker's Commission:                                                                                                                      Payee 75R60 REO:
Bonus Commission:                                                                                                                 Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:                                                                                                                Payee 75R36 Escrow:
Seller Closing Costs:                                                                                                              Payee 75R52 Bankruptcy:
Repair Costs:                                                                                                                          Discrepancy Amount:
Seller Concessions:                                                                                                               Servicing Advance Total:        0.00
Other Closing Costs:                                                              Advances Applied After Liquidation:
                                                                                  Prior Additional Advances:
Net Proceeds:                                              0.00                   Escrow Advance:
                                                                                  Interest on Advances:
Escrow Balance:                                                                   Other Advances:
Suspense Balance:                                                                 Servicing Advance Holdbacks:
Restricted Escrow:                                                                                                                    Property Inspection:
Rental Income Received:                                                                                                                               BPO:
Insurance Settlement Received:                                                                                                    Lender Placed Insurance:
Other:                                                                                                                                          Utilities:
                                                                                                                                         REO Repair Costs:
Total Liquidation Proceeds:                                0.00                                                                          Foreclosure Fees:
Total Liquidation Expenses:                                0.00                                                                                Bankruptcy:
Net Liquidation Proceeds:                                  0.00                                                                            Eviction Costs:
Loan Principal Balance:                                                                                                                      Transfer Tax:
Realized Gain/Loss Amount:                                 0.00                                                                         Reconveyance Fees:
Additional Proceeds Applied:                                                                                                                   Demand Fee:
Prior Additional Proceeds:                                                                                                                Total Holdbacks:        0.00
Loss Severity:                                             #DIV/0!                                                      Other Fees (Including Fee Code B):
Notes:                                                                                                                        UPB Accrued Interest to COE:          0.00
                                                                                                                             Advanced Delinquent Interest:          0.00
                                                                                                                              Stopped Delinquent Interest:
                                                                                                                                        Deferred Interest:
                                                                                                                                      Additional Interest:
                                                                                                                               Total Liquidation Expenses:          0.00

                                                     EXHIBIT R

                                            RELEVANT SERVICING CRITERIA

         The  assessment  of compliance to be delivered by the Master  Servicer and the Trust  Administrator  shall address,  at a minimum,  the criteria  identified as below as "Applicable  Servicing Criteria" with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their  management  assertion that they are  attesting  only to the  portion  of the  distribution  chain  they  are  responsible  for in the  related transaction agreements.

------------------------ ------------------------------------------------------ ------------------------ ------------------------ ------------------------
Regulation AB Reference  Servicing Criteria                                            Servicers             Master Servicer        Trust Administrator
------------------------ ------------------------------------------------------ ------------------------ ------------------------ ------------------------

------------------------ ------------------------------------------------------ ----------------- ---------------- ----------------- -----------------
                         General Servicing Considerations
------------------------ ------------------------------------------------------ ----------------- ---------------- ----------------- -----------------

------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(1)(i)            Policies and  procedures  are  instituted  to monitor             X                         X                       X
                         any  performance  or other  triggers  and  events  of
                         default   in   accordance    with   the   transaction
                         agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced               X                         X
                         to third parties, policies and procedures are
                         instituted to monitor the third party's performance
                         and compliance with such servicing activities.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to
                         maintain a back-up servicer for the Pool Assets are
                         maintained.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is                X                         X
                         in effect on the party participating in the
                         servicing function throughout the reporting period
                         in the amount of coverage required by and otherwise
                         in accordance with the terms of the transaction
                         agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
                         Cash Collection and Administration
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(i)            Payments on pool assets are deposited into the                    X                         X                       X
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days
                         following receipt, or such other number of days
                         specified in the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an              X                         X                       X
                         obligor or to an investor are made only by
                         authorized personnel.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding                         X                         X
                         collections, cash flows or distributions, and any
                         interest or other fees charged for such advances,
                         are made, reviewed and approved as specified in the
                         transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as                 X                         X                       X
                         cash reserve accounts or accounts established as a
                         form of over collateralization, are separately
                         maintained (e.g., with respect to commingling of
                         cash) as set forth in the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally               X                         X                       X
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this
                         criterion, "federally insured depository
                         institution" with respect to a foreign financial
                         institution means a foreign financial institution
                         that meets the requirements of Rule 13k-1(b)(1) of
                         the Securities Exchange Act.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent                  X
                         unauthorized access.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for               X                         X                       X
                         all asset-backed securities related bank accounts,
                         including custodial accounts and related bank
                         clearing accounts. These reconciliations are (A)
                         mathematically accurate; (B) prepared within 30
                         calendar days after the bank statement cutoff date,
                         or such other number of days specified in the
                         transaction agreements; (C) reviewed and approved by
                         someone other than the person who prepared the
                         reconciliation; and (D) contain explanations for
                         reconciling items. These reconciling items are
                         resolved within 90 calendar days of their original
                         identification, or such other number of days
                         specified in the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
                         Investor Remittances and Reporting
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(3)(i)            Reports to investors, including those to be filed                 X                         X                       X
                         with the Commission, are maintained in accordance
                         with the transaction agreements and applicable
                         Commission requirements. Specifically, such reports
                         (A) are prepared in accordance with timeframes and
                         other terms set forth in the transaction agreements;
                         (B) provide information calculated in accordance
                         with the terms specified in the transaction
                         agreements; (C) are filed with the Commission as
                         required by its rules and regulations; and (D) agree
                         with investors' or the trustee's records as to the
                         total unpaid principal balance and number of Pool
                         Assets serviced by the Servicer.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted               X                         X                       X
                         in accordance with timeframes, distribution priority
                         and other terms set forth in the transaction
                         agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within               X                         X                       X
                         two business days to the Servicer's investor
                         records, or such other number of days specified in
                         the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor                    X                         X                       X
                         reports agree with cancelled checks, or other form
                         of payment, or custodial bank statements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
                         Pool Asset Administration
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(i)            Collateral or security on pool assets is maintained               X
                         as required by the transaction agreements or related
                         pool asset documents.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(ii)           Pool assets  and related documents are safeguarded                X
                         as required by the transaction agreements
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the                   X
                         asset pool are made, reviewed and approved in
                         accordance with any conditions or requirements in
                         the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(iv)           Payments on pool assets, including any payoffs, made              X
                         in accordance with the related pool asset documents
                         are posted to the Servicer's obligor records
                         maintained no more than two business days after
                         receipt, or such other number of days specified in
                         the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in
                         accordance with the related pool asset documents.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(v)            The Servicer's records regarding the pool assets                  X
                         agree with the Servicer's records with respect to an
                         obligor's unpaid principal balance.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an                 X
                         obligor's pool assets (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by
                         authorized personnel in accordance with the
                         transaction agreements and related pool asset
                         documents.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g.,                        X
                         forbearance plans, modifications and deeds in lieu
                         of foreclosure, foreclosures and repossessions, as
                         applicable) are initiated, conducted and concluded
                         in accordance with the timeframes or other
                         requirements established by the transaction
                         agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(viii)         Records documenting collection efforts are                        X
                         maintained during the period a pool asset is
                         delinquent in accordance with the transaction
                         agreements. Such records are maintained on at least
                         a monthly basis, or such other period specified in
                         the transaction agreements, and describe the
                         entity's activities in monitoring delinquent pool
                         assets including, for example, phone calls, letters
                         and payment rescheduling plans in cases where
                         delinquency is deemed temporary (e.g., illness or
                         unemployment).
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for              X
                         pool assets with variable rates are computed based
                         on the related pool asset documents.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor                  X
                         (such as escrow accounts): (A) such funds are
                         analyzed, in accordance with the obligor's pool
                         asset documents, on at least an annual basis, or
                         such other period specified in the transaction
                         agreements; (B) interest on such funds is paid, or
                         credited, to obligors in accordance with applicable
                         pool asset documents and state laws; and (C) such
                         funds are returned to the obligor within 30 calendar
                         days of full repayment of the related pool assets,
                         or such other number of days specified in the
                         transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax                X
                         or insurance payments) are made on or before the
                         related penalty or expiration dates, as indicated on
                         the appropriate bills or notices for such payments,
                         provided that such support has been received by the
                         servicer at least 30 calendar days prior to these
                         dates, or such other number of days specified in the
                         transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any                 X
                         payment to be made on behalf of an obligor are paid
                         from the Servicer's funds and not charged to the
                         obligor, unless the late payment was due to the
                         obligor's error or omission.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are                    X
                         posted within two business days to the obligor's
                         records maintained by the servicer, or such other
                         number of days specified in the transaction
                         agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible                      X                         X
                         accounts are recognized and recorded in accordance
                         with the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------
1122(d)(4)(xv)           Any external enhancement or other support,
                         identified in Item 1114(a)(1) through (3) or Item
                         1115 of Regulation AB, is maintained as set forth in
                         the transaction agreements.
------------------------ ------------------------------------------------------ ------------------------- ------------------------ ----------------------

[NAME OF COMPANY]

Date:    _________________________
By:
Name:    ________________________________
Title:   ________________________________

                                                     EXHIBIT S

                                          ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-D DISCLOSURE

---------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                             Item on Form 10-D                                                            Party Responsible
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
           Item 1: Distribution and Pool Performance Information
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Information included in the [Monthly Statement]                                                               Servicer
                                                                                                           Master Servicer
                                                                                                         Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Any information required by 1121 which is NOT included on the [Monthly                                        Depositor
Statement]
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                         Item 2: Legal Proceedings
Any legal  proceeding  pending  against  the  following  entities  or their respective property, that is material to Certificateholders,  including any proceeding sknown to be contemplated by governmental authorities:
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Issuing Entity (Trust Fund)                                                        Trustee, Master Servicer, Trust Administrator and Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Sponsor (Seller)                                                                        Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Depositor                                                                                                   Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Custodian                                                                                                   Custodian
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• 1110(b) Originator                                                                                          Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1108(a)(2) Servicer (other than the Master Servicer or Trust                                            Servicer
  Administrator)
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other party contemplated by 1100(d)(1)                                                                  Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
              Item 3: Sale of Securities and Use of Proceeds                                                  Depositor
Information from Item 2(a) of Part II of Form 10-Q:
With  respect  to any  sale of  securities  by the  sponsor,  depositor  or issuing  entity,  that are backed by the same  asset pool or are  otherwise issued by the issuing entity, whether or not registered,  provide the sales and use of proceeds  information  in Item 701 of  Regulation  S-K.  Pricing information can be omitted if securities were not registered.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                  Item 4: Defaults Upon Senior Securities                                                Trust Administrator
Information from Item 3 of Part II of Form 10-Q:                                                               Trustee
Report the  occurrence  of any Event of Default  (after  expiration  of any grace period and provision of any required notice)
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
        Item 5: Submission of Matters to a Vote of Security Holders                                      Trust Administrator
Information from Item 4 of Part II of Form 10-Q                                                                Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                Item 6: Significant Obligors of Pool Assets                                                   Depositor
Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
*This  information  need  only  be  reported  on  the  Form  10-D  for  the distribution  period in which updated  information is required  pursuant to the Item.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
           Item 7: Significant Enhancement Provider Information
Item 1114(b)(2) - Credit Enhancement Provider Financial Information*
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Determining applicable disclosure threshold                                                                 Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
•  Requesting  required  financial  information   (including  any  required                                   Depositor
  accountants'  consent to the use  thereof) or  effecting  incorporation  by reference
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
       Item 1115(b) - Derivative Counterparty Financial Information*
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Determining current maximum probable exposure                                                               Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Determining current significance percentage                                                                 Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
•  Requesting  required  financial  information   (including  any  required                                   Depositor
  accountants'  consent to the use  thereof) or  effecting  incorporation  by reference
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
     *This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                         Item 8: Other Information                                Any party responsible for the applicable Form 8-K Disclosure item
Disclose  any  information  required  to be reported on Form 8-K during the period covered by the Form 10-D but not reported
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                             Item 9: Exhibits
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                  Monthly Statement to Certificateholders                                                Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
     Exhibits required by Item 601 of Regulation S-K, such as material                                        Depositor
                                agreements
---------------------------------------------------------------------------- ----------------------------------------------------------------------------

                                                     EXHIBIT T

                                  FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)      With  respect to each  Class of  Certificates  which are not  Notional  Amount  Certificates  and,  unless otherwise stated, the related Distribution Date:

         (a)      the Initial Class Principal Balance of such Class as of the Cut-off Date;

         (b)      the Class Principal  Balance of such Class before giving effect to the  distribution of principal and interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such Class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Class  Principal  Balance of such Class after giving effect to the  distribution of principal and interest;

         (i)      the Pass-Through Rate for such Class;

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero; and

         (k)      any shortfall in principal allocable to such Class, if such amount is greater than zero.

(ii)     With respect to each Class of Certificates  which are Notional Amount  Certificates  and, unless otherwise stated, the related Distribution Date:

         (a)      the Notional Amount of such Class as of the Cut-off Date;

         (b)      the Notional Amount of such Class before giving effect to the distribution of interest;

         (c)      the amount of the related distribution on such Class allocable to interest;

         (d)      the amount of the related distribution on such Class allocable to principal;

         (e)      the sum of the principal and interest payable to such class;

         (f)      the Realized Loss allocable to such Class;

         (g)      the Class Unpaid Interest Amount allocable to such Class;

         (h)      the Notional Amount of such Class after giving effect to the distribution of interest;

         (i)      the Pass-Through Rate for such Class; and

         (j)      any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero.

(iii)    With  respect to a $1000  factor of the  Initial  Class  Principal  Balance of each Class of  Certificates which are not Notional Amount Certificates and the related Distribution Date:

         (a)      the CUSIP number assigned to such Class;

         (b)      the Class  Principal  Balance of such Class factor prior to giving effect to the  distribution of principal and interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor; and

         (f)      the Class  Principal  Balance of such Class  factor after giving  effect to the  distribution  of principal and interest.

(iv)     With  respect to a $1000  factor of the  Initial  Class  Principal  Balance of each Class of  Certificates which are Notional Amount Certificates and the related Distribution Date:

         (a)      the CUSIP number assigned to such Class;

         (b)      the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

         (c)      the amount of the related distribution allocable to interest on such Class factor;

         (d)      the amount of the related distribution allocable to principal on such Class factor;

         (e)      the sum of the principal and interest payable to such Class factor;

         (f)      the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)      With  respect  to  each  Loan  Group,  in  the  aggregate,  and,  unless  otherwise  stated,  the  related
         Distribution Date,

         (a)      the Scheduled Payment of principal for such Loan Group;

         (b)      the amount of Principal Prepayments allocable to such Loan Group;

         (c)      the amount of principal  allocable to such Loan Group as a result of  repurchased  Mortgage Loans in such Loan Group;

         (d)      the Substitution Adjustment Amount allocable to such Loan Group;

         (e)      the amount of Net Liquidation Proceeds allocable to such Loan Group;

         (f)      the amount of Insurance Proceeds allocable to such Loan Group;

         (g)      the amount of any other distributions allocable to principal for such Loan Group;

         (h)      the number of  Mortgage  Loans in such Loan Group as of the first day of the  related  Collection
                  Period;

         (i)      the aggregate Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

         (j)      the  number of  Mortgage  Loans in such Loan Group as of the last day of the  related  Collection
                  Period;

         (k)      the aggregate  Stated  Principal  Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

         (l)      the Master Servicing Fee, by Loan Group;

         (m)      the sum of the Servicing  Fee, the Mortgage  Guaranty  Insurance  Policy fees, if applicable  and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

         (n)      the Trust Administrator Fee applicable to such Loan Group;

         (o)      the amount of current Advances allocable to such Loan Group;

         (p)      the amount of outstanding Advances allocable to such Loan Group;

         (q)      the number and aggregate  principal  amounts of Mortgage  Loans that were  delinquent,  using the
                  OTS method  (1) 30 to 59 days,  (2) 60 to 89 days and (3) 90 days or more,  for such Loan  Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

         (r)      the number and aggregate  principal  amounts of Mortgage  Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

         (s)      the number and aggregate  principal  amounts of Mortgage Loans that are in  foreclosure  for such
                  Loan Group;

         (t)      the Rolling Three-Month Delinquency Rate for such Loan Group;

         (u)      the number and aggregate  principal  amount of any REO  properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

         (v)      current Realized Losses allocable to such Loan Group;

         (w)      cumulative Realized Losses allocable to such Loan Group;

         (x)      the weighted  average  term to maturity of the Mortgage  Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

         (y)      the number  and  principal  amount of claims  submitted  under the  Mortgage  Guaranty  Insurance
                  Policy, as applicable;

         (z)      the  number and  principal  amount of claims  paid  under the  [RMIC/TGIC/MGIC]  PMI  Policy,  as applicable;

         (aa)     the number of Mortgage  Loans in such Loan Group that have Assigned  Prepayment  Premiums and for which prepayments were made during the related Collection Period, as applicable;

         (bb)     the  aggregate  principal  balance  of  Mortgage  Loans in such Loan  Group  that  have  Assigned
                  Prepayment  Premiums and for which  prepayments were made during the related  Collection  Period, as applicable;

         (cc)     the aggregate  amount of Assigned  Prepayment  Premiums  collected for such Loan Group during the related Collection Period, as applicable;

         (dd)     current  Realized  Losses  allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

         (ee)     cumulative  Realized  Losses  allocated  to each  Mortgage  Loan  in such  Loan  Group  that  has previously been allocated a Realized Loss;

         (ff)     current Recoveries allocable to such Loan Group;

         (gg)     cumulative Recoveries allocable to such Loan Group;

         (hh)     current  aggregate Stated Principal  Balance of Qualified  Substitute  Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

         (ii)     cumulative   aggregate  Stated  Principal   Balance  of  Qualified   Substitute   Mortgage  Loans
                  substituted for Deleted Mortgage Loans in such Loan Group; and

         (jj)     with respect to all of the Mortgage Loans, in the aggregate,  and, unless otherwise  stated,  the related  Distribution  Date, for each Servicer that is servicing any of such Mortgage Loans,  the aggregate Stated  Principal  Balance of Mortgage Loans being serviced by such Servicer as of such
                  Distribution Date.

(vi)    With respect to each  overcollateralized  Group of Certificates and, unless otherwise stated,  the related
         Distribution Date:

         (a)      the Targeted Overcollateralization Amount for such Group;

         (b)      the Overcollateralization Amount for such Group;

         (c)      the Overcollateralization Deficiency for such Group;

         (d)      the Overcollateralization Release Amount for such Group;

         (e)      the Monthly Excess Interest for such Group;

         (f)      the amount of any payment to the [Class __-X] Certificates related to such Group; and

         (g)      if applicable,  the Excess Interest Amount from an unrelated Group of Certificates  that provides additional credit enhancement to the related overcollateralized Group of Certificates.

(vii)    With respect to Modified Mortgage Loans and the related Distribution Date:

         (a)      the  following  information  with respect to all  Mortgage  Loans that became  Modified  Mortgage
                  Loans during the related Collection Period:

(1)   Loan Number;

(2)      Loan Group;

(3)      Transaction Identifier;

(4)      Modification Date;

(5)      Unpaid Principal Balance Prior to Modification;

(6)      Unpaid Principal Balance Post Modification;

(7)      Scheduled Payment Prior to Modification;

(8)      Scheduled Payment Post Modification;

(9)      Total Capitalized Amount;

(10)     Balloon Payment Amount, if any, Prior to Modification;

(11)     Balloon Payment Amount Created by Modification;

(12)     Balloon Payment Date, if any, Prior to Modification;

(13)     Balloon Payment Date Created by Modification;

(14)     Mortgage Rate Prior to Modification;

(15)     Mortgage Rate Post Modification;

(16)     Maturity Date Prior to Modification;

(17)     Maturity Date Post Modification;

(18)     Number of Days Delinquent Prior to Modification;

(19)     Number of Days Delinquent Post Modification;

(20)     Delinquency Status Prior to Modification;

(21)     Delinquency Status Post Modification;

(22)     Amount  Accepted  (if Less  Than the  Outstanding  Principal  Balance)  in  Satisfaction  of Such
                           Mortgage Loan; and

(23)     Shortfall Created by Acceptance of Amount Less than the Outstanding Principal Balance of Such Mortgage
         Loan; and

         (b)      the  information  listed in clause  (a) above  with  respect to all  Mortgage  Loans that  became
                  Modified Mortgage Loans during Collection Periods prior to the related Collection Period.

                                                     EXHIBIT U

                                          FORM 8-K DISCLOSURE INFORMATION

---------------------------------------------------------------------------------------------------------------------------------------------------------
                                                            FORM 8-K DISCLOSURE INFORMATION
---------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                             Item on Form 8-K                                                             Party Responsible
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
           Item 1.01- Entry into a Material Definitive Agreement                                   All parties (as to themselves)
Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
Note:  disclosure not required as to definitive  agreements  that are fully disclosed in the prospectus
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
         Item 1.02- Termination of a Material Definitive Agreement                                 All parties (as to themselves)
Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.
Examples: servicing agreement, custodial agreement.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                   Item 1.03- Bankruptcy or Receivership                                                      Depositor
Disclosure is required  regarding  the  bankruptcy  or  receivership,  with respect to any of the following:
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Sponsor (Seller)                                                                                   Depositor/Sponsor (Seller)
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Depositor                                                                                                   Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Affiliated Servicer                                                                                         Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Other  Servicer  servicing  20% or more of the pool assets at the time of                                   Servicer
the report
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Other material servicers                                                                                    Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Significant Obligor                                                                                         Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Credit Enhancer (10% or more)                                                                               Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Derivative Counterparty                                                                                     Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Custodian                                                                                                   Custodian
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
     Item 2.04- Triggering Events that Accelerate or Increase a Direct                                        Depositor
     Financial Obligation or an Obligation under an Off-Balance Sheet                                      Master Servicer
                                Arrangement                                                              Trust Administrator
Includes  an  early  amortization,  performance  trigger  or  other  event, including  event of  default,  that  would  materially  alter  the  payment priority/distribution of cash flows/amortization schedule.
Disclosure  will be made of events other than waterfall  triggers which are disclosed in the monthly statements to the certificateholders.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
      Item 3.03- Material Modification to Rights of Security Holders                                     Trust Administrator
Disclosure is required of any material  modification to documents  defining                                   Depositor
the rights of Certificateholders, including the Agreement.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of                                     Depositor
                                Fiscal Year
Disclosure is required of any amendment "to the governing  documents of the issuing entity".
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
          Item 6.01- ABS Informational and Computational Material                                             Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
           Item 6.02- Change of Servicer or Trust Administrator                            Master Servicer/Trust Administrator/Depositor/
Requires disclosure of any removal,  replacement,  substitution or addition                               Servicer/Trustee
of any master servicer,  affiliated servicer,  other servicer servicing 10%
or more of pool  assets at time of  report,  other  material  servicers  or trustee.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Reg AB  disclosure  about  any new  servicer  or  master  servicer  is also                      Servicer/Master Servicer/Depositor
required.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
        Item 6.03- Change in Credit Enhancement or External Support                                 Depositor/Trust Administrator
Covers  termination  of any  enhancement in manner other than by its terms, the addition of an  enhancement,  or a material  change in the  enhancement
provided.   Applies   to   external   credit   enhancements   as   well  as
derivatives.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Reg AB disclosure about any new enhancement provider is also required.                                        Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
            Item 6.04- Failure to Make a Required Distribution                                           Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
               Item 6.05- Securities Act Updating Disclosure                                                  Depositor
If any material  pool  characteristic  differs by 5% or more at the time of issuance of the securities  from the  description in the final  prospectus, provide updated Reg AB disclosure about the actual asset pool.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
If there are any new  servicers  or  originators  required to be  disclosed                                   Depositor
under  Regulation AB as a result of the foregoing,  provide the information called for in Items 1108 and 1110 respectively.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                       Item 7.01- Reg FD Disclosure                                                All parties (as to themselves)
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                          Item 8.01- Other Events                                                             Depositor
 Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
               Item 9.01- Financial Statements and Exhibits                     Responsible party for reporting/disclosing the financial statement or exhibit
---------------------------------------------------------------------------- ----------------------------------------------------------------------------

                                                     EXHIBIT V

                                           FORM OF BACK-UP CERTIFICATION

         Re:      The  Series  Supplement  dated  as of  ___________________  and the  Standard  Terms  of
                  Pooling and Servicing  Agreement dated May 1, 2007  (collectively,  the  "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer,  the Trust Administrator,
                  the Special  Servicer,  the Modification  Oversight Agent, the Trustee and the Servicers
                  that are party to the Series Supplement.

         I,  _______________________,  the  ________________________ of [NAME OF COMPANY] (the "Company"),  certify to the Depositor,  the Master Servicer, the Trust Administrator,  and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1)      I have  reviewed  (i) the  servicer  compliance  statement of the Company  provided in accordance with  Section 13.06 of the Agreement (the "Compliance  Statement"),  (ii) the report on assessment of the Company's compliance  with the servicing  criteria  provided in accordance  with  Section 13.07  of the Agreement,  (iii) the registered public accounting firm's  attestation  report provided in accordance with Section 13.08 of the Agreement
(the "Attestation  Report"),  and all servicing reports,  officer's  certificates and other information relating to the servicing of the Mortgage  Loans by the Company  during 200[ ] that were  delivered by the Company to the Trust
Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

         (2)      Based, on my knowledge,  the Company  Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in the light of the  circumstances  under which such  statements  were made,  not  misleading  with  respect to the period of time covered by the Company Servicing Information;

         (3)      Based on my knowledge,  all of the Company Servicing  Information  required to be provided by the
Company under the Agreement has been provided to the Trust Administrator;

         (4)      I am  responsible  for reviewing the  activities  performed by the Company as servicer  under the
Agreement,  and based on my knowledge and the compliance  review  conducted in preparing the  Compliance  Statement and except as disclosed in the  Compliance  Statement,  the Servicing  Assessment or the  Attestation  Report,  the
Company has fulfilled its obligations under the Agreement in all material respects; and

         (5)      The Compliance  Statement required to be delivered by the Company pursuant to the Agreement,  and the Servicing  Assessment and  Attestation  Report  required to be provided by the Company and any  Sub-Servicer or
Subcontractor  pursuant to the  Agreement,  have been provided to Trust  Administrator.  Any material  instances of noncompliance  described in such  reports have been  disclosed  to Trust  Administrator.  Any material  instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:
Name:
Title

Date:

                                                     EXHIBIT W

                                        ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.
Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services- CSFBMSC, [Name of Series Trust], Adjustable Rate Mortgage-Backed Pass-Through
        Certificates, [Series Name]-SEC REPORT PROCESSING

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIII of the Series  Supplement  dated as of  ___________________  and the Standard Terms of Pooling and Servicing  Agreement dated May 1, 2007  (collectively,  the "Agreement") by and among the Depositor, the Seller(s),  the Master Servicer,  the Trust  Administrator,  the Special Servicer,  the Modification  Oversight
Agent,  the  Trustee  and  the  Servicers  that  are  party  to  the  Series  Supplement,  the  undersigned,  as  [
], hereby  notifies you that certain  events have come to our  attention  that [will] [may] need to be disclosed on
Form [10-D] [ 10-K] [8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][ 10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                          ], phone number:
[                            ]; email address: [                       ].

                                                              [NAME OF PARTY],
                                                              as [role]

                                                              By:
                                                                  Name:
                                                                  Title:

                                                     EXHIBIT X

                                                    [RESERVED]

                                                     EXHIBIT Y

                                          ADDITIONAL FORM 10-K DISCLOSURE

---------------------------------------------------------------------------------------------------------------------------------------------------------
                                                            ADDITIONAL FORM 10-K DISCLOSURE
---------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                             Item on Form 10-K                                                            Party Responsible
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                    Item 1B: Unresolved Staff Comments                                                        Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                        Item 9B: Other Information                                     Any party responsible for disclosure items on Form 8-K
Disclose  any  information  required  to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
             Item 15: Exhibits, Financial Statement Schedules                                            Trust Administrator
                                                                                                              Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
         Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Significant Obligor Financial Information*                                                                    Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
*This  information  need  only  be  reported  on  the  Form  10-D  for  the distribution  period in which updated  information is required  pursuant to the Item.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
 Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Determining applicable disclosure threshold                                                                 Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
•  Requesting  required  financial  information   (including  any  required                                   Depositor
accountants'  consent to the use  thereof) or  effecting  incorporation  by reference
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
*This  information  need  only  be  reported  on  the  Form  10-D  for  the distribution  period in which updated  information is required  pursuant to the Items.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
    Reg AB Item 1115(b): Derivative Counterparty Financial Information
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Determining current maximum probable exposure                                                               Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
? Determining current significance percentage                                                                 Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
•  Requesting  required  financial  information   (including  any  required                                   Depositor
accountants'  consent to the use  thereof) or  effecting  incorporation  by reference
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
*This  information  need  only  be  reported  on  the  Form  10-D  for  the distribution  period in which updated  information is required  pursuant to the Items.
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
                    Reg AB Item 1117: Legal Proceedings
Any legal  proceeding  pending  against  the  following  entities  or their respective property, that is material to Certificateholders,  including any proceeding sknown to be contemplated by governmental authorities:
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Issuing Entity (Trust Fund)                                                        Trustee, Master Servicer, Trust Administrator and Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Sponsor (Seller)                                                                        Seller (if a party to the Agreement) or Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Depositor                                                                                                   Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Custodian                                                                                                   Custodian
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• 1110(b) Originator                                                                                          Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1108(a)(2) Servicer (other than the Master Servicer or Trust                                            Servicer
Administrator)
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other party contemplated by 1100(d)(1)                                                                  Depositor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
             Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Whether  (a) the  Sponsor  (Seller),  Depositor  or  Issuing  Entity  is an                              Depositor as to (a)
affiliate  of the  following  parties,  and  (b) to the  extent  known  and                           Sponsor/Seller as to (a)
material, any of the following parties are affiliated with one another:

---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1108(a)(3) servicer                                                                               Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Whether there are any "outside the ordinary course  business  arrangements"                              Depositor as to (a)
other than would be obtained  in an arm's  length  transaction  between (a)                           Sponsor/Seller as to (a)
the Sponsor (Seller),  Depositor or Issuing Entity on the one hand, and (b)
any of the following  parties (or their affiliates) on the other hand, that exist  currently  or within the past two years and that are  material  to a
Certificateholder's understanding of the Certificates:
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1108(a)(3) servicer                                                                               Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
Whether there are any specific  relationships  involving the transaction or                              Depositor as to (a)
the pool  assets  between (a) the Sponsor  (Seller),  Depositor  or Issuing                           Sponsor/Seller as to (a)
Entity  on the one hand,  and (b) any of the  following  parties  (or their affiliates) on the other hand,  that exist currently or within the past two years and that are material:
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Master Servicer                                                                                          Master Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trust Administrator                                                                                    Trust Administrator
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Trustee                                                                                                      Trustee
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1108(a)(3) servicer                                                                               Servicer
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1110 Originator                                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1112(b) Significant Obligor                                                                         Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1114 Credit Enhancement Provider                                                                    Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any 1115 Derivate Counterparty Provider                                                                 Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------------------------------------------------------------
• Any other 1101(d)(1) material party                                                                     Depositor/Sponsor
---------------------------------------------------------------------------- ----------------------------------------------------------------------------

                                                     EXHIBIT Z

                                               FORM OF CERTIFICATION

                                REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

                                OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                                                [__________], 200_

         I,  ____________,  hereby certify that I am the duly authorized  officer of DLJ Mortgage Capital,  Inc., a
Delaware  corporation  ("DLJMC"),  and further  certify that each of the  Mortgage  Loans  substituted  by DLJMC on
_______________, 20[___] were in violation of the terms of the Mortgages related thereto.

         Capitalized  terms  used  but not  defined  herein  have  the  meanings  ascribed  to  them in the  Series
Supplement dated as of  ___________________  and the Standard Terms of Pooling and Servicing Agreement dated May 1,
2007  (collectively,  the "Agreement") by and among the Depositor,  the Seller(s),  the Master Servicer,  the Trust
Administrator,  the Special  Servicer,  the  Modification  Oversight  Agent, the Trustee and the Servicers that are party to the Series Supplement.

                                                              DLJ MORTGAGE CAPITAL, INC.

                                                              ____________________________________
                                                              Name:
                                                              Title:

                                                    SCHEDULE I

                                              MORTGAGE LOAN SCHEDULE

                                      (As set forth in the Series Supplement)

                                                   SCHEDULE IIA

                       Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

                  DLJMC  Mortgage   Capital,   Inc.  ("DLJ"),   in  its  capacity  as  Seller,   hereby  makes  the
representations  and  warranties  set  forth in this  Schedule  IIA to the  Depositor,  the  Trustee  and the Trust
Administrator,  as of the Closing  Date,  or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.  DLJMC is a corporation  duly organized,  validly existing and in good standing under the laws of the state of its incorporation;

         (i)      DLJMC  has full  corporate  power to own its  property,  to carry on its  business  as  presently conducted and to enter into and perform its obligations under this Agreement;

         (ii)     the  execution  and  delivery  by  DLJMC of this  Agreement  have  been  duly  authorized  by all necessary  corporate  action  on the part of  DLJMC;  and  neither  the  execution  and  delivery  of this
         Agreement,  nor the consummation of the transactions herein  contemplated  hereby, nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the provisions of any law, governmental rule,  regulation,  judgment,  decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC,  except those conflicts,  breaches or defaults  which would not reasonably be expected to have a material  adverse effect on DLJMC's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

         (iii)    the execution,  delivery and  performance by DLJMC of this Agreement and the  consummation of the transactions  contemplated  hereby do not require the consent or approval of, the giving of notice to, the registration  with,  or the  taking of any  other  action in  respect  of,  any  state,  federal  or other governmental  authority or agency,  except those  consents,  approvals,  notices,  registrations  or other actions as have  already been  obtained,  given or made and, in  connection  with the  recordation  of the
         Mortgages, powers of attorney or assignments of Mortgages not yet completed;

         (iv)     this  Agreement has been duly executed and  delivered by DLJMC and,  assuming due  authorization, execution and delivery by the Trustee, the Trust Administrator,  the Master Servicer,  the Servicers,  the
         Special  Servicer,  the  Modification  Oversight Agent and the Depositor,  constitutes a valid and binding obligation  of  DLJMC  enforceable  against  it in  accordance  with  its  terms  (subject  to  applicable bankruptcy  and  insolvency  laws and other  similar  laws  affecting  the  enforcement  of the  rights of creditors generally); and

         (v)      to the knowledge of DLJMC,  there are no actions,  litigation,  suits or  proceedings  pending or threatened against DLJMC before or by any court,  administrative  agency,  arbitrator or governmental body
         (i) with  respect to any of the  transactions  contemplated  by this Agreement or (ii) with respect to any other  matter  which in the  judgment  of DLJMC if  determined  adversely  to DLJMC  would  reasonably  be expected  to  materially  and  adversely  affect  DLJMC's  ability to perform its  obligations  under this
         Agreement;  and DLJMC is not in default  with  respect to any order of any court,  administrative  agency, arbitrator or governmental  body so as to materially and adversely  affect the  transactions  contemplated by this Agreement.

                                                   SCHEDULE IIB

                    Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

                  Wells Fargo Bank, N.A.  ("Wells  Fargo"),  in its capacity as Master  Servicer,  hereby makes the representations  and warranties set forth in this Schedule IIB to the Depositor,  the Trust  Administrator  and the
Trustee,  as of the Closing  Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

         (i)      Wells  Fargo  is a  national  banking  association  duly  formed,  validly  existing  and in good standing and is qualified  under the laws of each state where  required by applicable  law or is otherwise exempt under applicable law from such qualification.

         (ii)     Wells Fargo has all  requisite  organizational  power,  authority  and capacity to enter into the
         Agreement  and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due authorization  and  execution  of the  Agreement by the other  parties  thereto)  constitutes  a valid and legally  binding  agreement  of Wells  Fargo  enforceable  in  accordance  with its terms,  except as such enforceability  may be limited by bankruptcy,  insolvency,  moratorium,  reorganization  and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the  consummation of any other  transaction contemplated  therein,  or the fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material breach,  violation or acceleration of or constitute a material  default  under,  the terms of any  indenture or other  agreement or  instrument to which Wells
         Fargo is a party or by which it is bound, or any statute,  order,  judgment,  or regulation  applicable to
         Wells  Fargo  of  any  court,   regulatory  body,   administrative  agency  or  governmental  body  having
         jurisdiction over Wells Fargo.

         (iv)     There is no action,  suit,  proceeding or investigation  pending,  or to Wells Fargo's  knowledge threatened,  against Wells Fargo before any court,  administrative  agency or other tribunal (a) asserting the  invalidity  of the  Agreement,  (b) seeking to prevent the  consummation  of any of the  transactions contemplated  thereby or (c) which might  materially and adversely  affect the  performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

                                                   SCHEDULE IIC

 Representations and Warranties of Servicer, Special Servicer and Modification Oversight Agent - Select Portfolio
                                                  Servicing, Inc.

                  Select Portfolio  Servicing,  Inc. ("SPS"),  in its capacities as Servicer,  Special Servicer and
Modification  Oversight Agent,  hereby makes the  representations  and warranties set forth in this Schedule IIC to the Depositor,  the Trustee,  the Trust  Administrator  and the Master  Servicer,  as of the Closing Date, or if so
specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      SPS is a corporation  duly formed,  validly  existing and in good standing  under the laws of the jurisdiction  of its  incorporation  and is  qualified  under the laws of each  state  where  required  by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     SPS has all  requisite  corporate  power,  authority and capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due authorization and execution  of the  Agreement  by the  other  parties  thereto)  constitutes  a valid and  legally  binding agreement of SPS enforceable in accordance with its terms,  except as such  enforceability  may be limited by  bankruptcy,  insolvency,  moratorium,  reorganization  and similar laws,  and by equitable  principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the  consummation of any other  transaction contemplated  therein,  or the fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the  organizational  documents of SPS or conflict  with,  result in a material  breach,  violation  or  acceleration  of or  constitute a material  default  under,  the terms of any  indenture or other  agreement or instrument to which SPS is a party or by which it is bound, or any statute,  order,  judgment,  or regulation  applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

         (iv)     There  is  no  action,  suit,  proceeding  or  investigation   pending,  or  to  SPS's  knowledge
         threatened,  against  SPS before any court,  administrative  agency or other  tribunal  (a) asserting  the invalidity  of the  Agreement,  (b)  seeking  to  prevent  the  consummation  of  any of the  transactions contemplated  thereby or (c) which might  reasonably  be expected to materially  and adversely  affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

         (vi)     With  respect to each SPS  Serviced  Mortgage  Loan and to the extent SPS has serviced any of the
         SPS Serviced  Mortgage Loans prior to the date of the Agreement,  SPS has fully  furnished,  in accordance with the Fair Credit Reporting Act and its  implementing  regulations,  accurate and complete  information
         (e.g.,  favorable  and  unfavorable)  on its borrower  credit  files to Equifax,  Experian and Trans Union
         Credit Information Company, on a monthly basis.

                                                   SCHEDULE IID

                        Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

                  Wells  Fargo  Bank,  N.A.  ("Wells  Fargo"),  in its  capacity  as  Servicer,  hereby  makes  the representations  and  warranties  set  forth in this  Schedule  IID to the  Depositor,  the  Trustee  and the Trust
Administrator,  as of the Closing  Date,  or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

         (i)      Wells Fargo is a national  banking  association  duly  organized and in good  standing  under the laws of the United States and is qualified  under the laws of each state where  required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     Wells  Fargo  has all  requisite  corporate  power,  authority  and  capacity  to enter  into the
         Agreement  and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due authorization  and  execution  of the  Agreement by the other  parties  thereto)  constitutes  a valid and legally  binding  agreement  of Wells  Fargo  enforceable  in  accordance  with its terms,  except as such enforceability  may be limited by liquidation,  conservatorship  and similar laws administered by the FDIC affecting  the  contract  obligations  of  insured  banks,  and  by  equitable  principles  affecting  the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the  consummation of any other  transaction contemplated  therein,  or the fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the  organizational  documents of Wells Fargo or conflict with,  result in a material breach,  violation or acceleration of or constitute a material  default  under,  the terms of any  indenture or other  agreement or  instrument to which Wells
         Fargo is a party or by which it is bound, or any statute,  order,  judgment,  or regulation  applicable to
         Wells  Fargo  of  any  court,   regulatory  body,   administrative  agency  or  governmental  body  having
         jurisdiction over Wells Fargo.

         (iv)     There is no action,  suit,  proceeding or investigation  pending,  or to Wells Fargo's  knowledge threatened,  against Wells Fargo before any court,  administrative  agency or other tribunal (a) asserting the  invalidity  of the  Agreement,  (b) seeking to prevent the  consummation  of any of the  transactions contemplated  thereby or (c) which might  materially and adversely  affect the  performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

                                                   SCHEDULE IIE

                  Representations and Warranties of Servicer - GreenPoint Mortgage Funding, Inc.

                  GreenPoint,  in its capacity as Servicer,  hereby makes the  representations  and  warranties set forth in this Schedule IIE to the Depositor,  the Trustee,  the Trust Administrator and the Master Servicer,  as of
the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      GreenPoint is a corporation  duly formed,  validly  existing and in good standing  under the laws of the jurisdiction of its  incorporation  and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     GreenPoint  has all  requisite  corporate  power,  authority  and  capacity  to  enter  into  the
         Agreement  and to perform the  obligations  required of it  thereunder.  The  Agreement  (assuming the due authorization  and  execution  of the  Agreement by the other  parties  thereto)  constitutes  a valid and legally  binding  agreement  of  GreenPoint  enforceable  in  accordance  with its  terms,  except as such enforceability  may be limited by bankruptcy,  insolvency,  moratorium,  reorganization  and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the  consummation of any other  transaction contemplated  therein,  or the fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the  organizational  documents of GreenPoint or conflict with,  result in a material  breach,  violation or acceleration of or constitute a  material  default  under,  the  terms  of any  indenture  or other  agreement  or  instrument  to which
         GreenPoint is a party or by which it is bound, or any statute,  order,  judgment, or regulation applicable to  GreenPoint  of  any  court,  regulatory  body,  administrative  agency  or  governmental  body  having jurisdiction over GreenPoint.

         (iv)     There is no action,  suit,  proceeding or  investigation  pending,  or to GreenPoint's  knowledge threatened,  against  GreenPoint before any court,  administrative  agency or other tribunal (a) asserting the  invalidity  of the  Agreement,  (b) seeking to prevent the  consummation  of any of the  transactions contemplated  thereby or (c) which might  reasonably  be expected to materially  and adversely  affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

         (vi)     With respect to each  GreenPoint  Serviced  Mortgage  Loan,  GreenPoint has fully  furnished,  in accordance  with the Fair Credit  Reporting Act and its  implementing  regulations,  accurate and complete information  (e.g.,  favorable  and  unfavorable)  on its borrower  credit files to Equifax,  Experian and
         Trans Union Credit Information Company, on a monthly basis.

                                                   SCHEDULE IIF

             Representations and Warranties of Servicer - Washington Mutual Mortgage Securities Corp.

                  WMMSC, in its capacity as a Servicer,  hereby makes the  representations and warranties set forth in this Schedule IIF to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing Date, or if so
specified herein, as of the Cut-off Date or such other date as may be specified.

         (i)      WMMSC is a corporation  duly  incorporated,  validly existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

         (ii)     WMMSC has all requisite  corporate power,  authority and capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due authorization and execution  of the  Agreement  by the  other  parties  thereto)  constitutes  a valid and  legally  binding agreement  of WMMSC  enforceable  in  accordance  with its  terms,  except as such  enforceability  may be limited  by  bankruptcy,  insolvency,  moratorium,  reorganization  and  similar  laws,  and by  equitable principles affecting the enforceability of the rights of creditors.

         (iii)    None of the execution and delivery of the Agreement,  the  consummation of any other  transaction contemplated  therein,  or the fulfillment of or compliance  with the terms of the Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the  organizational  documents of WMMSC or conflict  with,  result in a material  breach,  violation or  acceleration  of or constitute a material  default under,  the terms of any indenture or other  agreement or instrument to which WMMSC is a party or by which it is bound, or any statute,  order,  judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

         (iv)     There  is  no  action,  suit,  proceeding  or  investigation  pending,  or to  WMMSC's  knowledge threatened,  against  WMMSC before any court,  administrative  agency or other  tribunal (a) asserting the invalidity  of the  Agreement,  (b)  seeking  to  prevent  the  consummation  of  any of the  transactions contemplated  thereby or (c) which might  materially and adversely  affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

         (v)      No  consent,  approval,  authorization  or order of any court,  regulatory  body or  governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

         (vi)     With respect to each WMMSC Serviced  Mortgage Loan, WMMSC has caused the related  Sub-Subservicer to furnish  information  regarding  its borrower  credit files to credit  reporting  agencies on a monthly basis  in  compliance  with  the  provisions  of the  Fair  Credit  Reporting  Act  and  its  implementing regulations applicable to WMMSC.

                                                   SCHEDULE III

                             Representations and Warranties of DLJMC - Mortgage Loans

                  DLJMC, in its capacity as Seller,  hereby makes the  representations  and warranties set forth in this  Schedule III to the  Depositor,  the Trustee and the Trust  Administrator,  as of the Closing  Date, or if so
specified  herein,  as of the Cut-off  Date or such other date as may be  specified,  with  respect to the Mortgage
Loans identified on Schedule I hereto, except as specified herein.

                  (i)      The  information  set forth in  Schedule  I, with  respect  to the  Mortgage  Loans,  is complete, true and correct in all material respects;

                  (ii)     No Mortgage  Loan is 30 days or more  contractually  delinquent in payment and there are no material defaults under the terms of any Mortgage Loan;

                  (iii)    All taxes,  governmental  assessments,  insurance  premiums,  water, sewer and municipal charges,  leasehold  payments or ground rents which previously became due and owing have been paid,  or escrow funds have been  established  in an amount  sufficient  to pay for every such  escrowed  item which  remains  unpaid and which has been assessed but is not yet due and payable;

                  (iv)     The  terms of the  Mortgage  Note and the  Mortgage  have  not  been  impaired,  waived, altered  or  modified  in any  respect,  except by written  instruments  which have been recorded or sent for  recording to the extent any such  recordation  is required by law, or,  necessary to protect the interest of the Depositor.  No other instrument of waiver, alteration or  modification  has been executed,  and no Mortgagor has been released,  in whole or in part,  from the  terms  thereof  except  in  connection  with an  assumption agreement and which  assumption  agreement is part of the Mortgage File and the terms of which are  reflected in Schedule IA; the  substance  of any such waiver,  alteration  or modification  has  been  approved  by  the  issuer  of  any  related  Mortgage  Guaranty
                           Insurance  Policy and title  insurance  policy,  to the extent  required  by the related policies;

                  (v)      The  Mortgage  Note  and the  Mortgage  are not  subject  to any  right  of  rescission, set-off,  counterclaim or defense, including,  without limitation, the defense of usury, nor will the  operation of any of the terms of the  Mortgage  Note or the  Mortgage,  or
                           the  exercise  of  any  right   thereunder,   render  the  Mortgage   Note  or  Mortgage
                           unenforceable,  in whole or in part,  or  subject to any right of  rescission,  set-off, counterclaim  or  defense,  including  the  defense  of  usury,  and no  such  right  of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (vi)     All buildings or other  customarily  insured  improvements  upon the Mortgaged  Property are  insured by an  insurer  acceptable  under the FNMA  Guides,  against  loss by fire, hazards of extended  coverage  and such other  hazards as are  provided  for in the FNMA
                           Guides or by FHLMC,  as well as all additional  requirements  set forth in  Section 4.09 of this  Agreement.  All such standard  hazard policies are in full force and effect and on the date of origination  contained a standard  mortgagee  clause naming DLJMC and its successors  in  interest  and  assigns as loss payee and such  clause is still in effect and all  premiums  due  thereon  have been  paid.  If  required  by the  Flood  Disaster
                           Protection  Act of 1973, as amended,  the Mortgage Loan is covered by a flood  insurance policy  meeting the  requirements  of the current  guidelines  of the Federal  Insurance
                           Administration  which  policy  conforms to FNMA and FHLMC  requirements,  as well as all additional  requirements  set forth in Section 4.09  of this Agreement.  Such policy was
                           issued  by  an  insurer  acceptable  under  FNMA  or  FHLMC  guidelines.   The  Mortgage
                           obligates the Mortgagor  thereunder  to maintain all such  insurance at the  Mortgagor's cost and expense,  and on the  Mortgagor's  failure to do so,  authorizes  the holder of the  Mortgage to maintain  such  insurance  at the  Mortgagor's  cost and expense and to seek reimbursement therefor from the Mortgagor;

                  (vii)    Each Mortgage  Loan at the time it was made  complied in all material  respects with all applicable local, state and federal laws,  including,  without limitation,  usury, equal credit  opportunity,  disclosure,  recording  and all  applicable  predatory and abusive lending laws;

                  (viii)   The related  Mortgage is a valid,  subsisting,  enforceable  and perfected first lien on the Mortgaged  Property,  including for Mortgage Loans that are not  Cooperative  Loans,
                           all  buildings  on  the  Mortgaged   Property  and  all  installations  and  mechanical,
                           electrical,  plumbing,  heating and air conditioning  systems affixed to such buildings, and all additions,  alterations  and  replacements  made at any time with respect to the foregoing  securing the Mortgage Note's  original  principal  balance.  The Mortgage and the  Mortgage  Note do not  contain  any  evidence  of any  security  interest  or other interest  or right  thereto.  Such lien is free and clear of all adverse  claims,  liens and  encumbrances  having  priority over the first lien, as applicable,  of the Mortgage subject  only  to  (1) the  lien of  non-delinquent  current  real  property  taxes  and assessments  not  yet due  and  payable,  (2) covenants,  conditions  and  restrictions, rights  of way,  easements  and other  matters  of the  public  record as of the date of recording  which are acceptable to mortgage  lending  institutions  generally and either
                           (A)  which  are  referred  to or  otherwise  considered  in the  appraisal  made for the originator  of the Mortgage  Loan,  or (B) which do not  adversely  affect the appraised value of the Mortgaged  Property as set forth in such  appraisal,  and (3) other matters to which like  properties are commonly  subject which do not  materially  interfere with the  benefits  of the  security  intended  to be  provided  by the  Mortgage or the use, enjoyment,  value or  marketability  of the related  Mortgaged  Property.  Any  security agreement,  chattel  mortgage  or  equivalent  document  related  to  and  delivered  in connection  with  the  Mortgage  Loan  establishes  and  creates  a  valid,  subsisting, enforceable  and  perfected  first  lien and first  priority  security  interest  on the property  described  therein,  and the  Seller has the full right to sell and assign the same to the Depositor;

                  (ix)     The  Mortgage  Note and the related  Mortgage  are  original and genuine and each is the legal,  valid and binding  obligation of the maker thereof,  enforceable in all respects
                           in  accordance   with  its  terms  subject  to   bankruptcy,   insolvency,   moratorium,
                           reorganization and other laws of general  application  affecting the rights of creditors and by general equitable principles;

                  (x)      DLJMC or its  affiliate is the sole owner of record and holder of the Mortgage  Loan and the  indebtedness  evidenced by the  Mortgage  Note.  Immediately  prior to the transfer and assignment to the Depositor on the Closing Date,  the Mortgage  Loan,  including the
                           Mortgage Note and the Mortgage,  were not subject to an assignment or pledge,  and DLJMC had good and  marketable  title to and was the sole owner  thereof and had full right to
                           transfer  and  sell  the  Mortgage  Loan  to  the  Depositor   free  and  clear  of  any
                           encumbrance,  equity, lien, pledge,  charge, claim or security interest and has the full right and authority  subject to no interest or participation  of, or agreement with, any other  party,  to sell  and  assign  the  Mortgage  Loan and  following  the sale of the
                           Mortgage  Loan,  the  Depositor  will  own such  Mortgage  Loan  free  and  clear of any encumbrance,  equity,  participation  interest,  lien, pledge, charge, claim or security interest;

                  (xi)     There are no  mechanics'  or  similar  liens or claims  which  have been filed for work, labor or  material  (and no rights  are  outstanding  that  under law could give rise to such liens)  affecting the related  Mortgaged  Property  which are or may be liens prior to or equal to the lien of the related Mortgage;

                  (xii)    All  improvements  subject to the Mortgage  which were  considered  in  determining  the appraised  value  of the  Mortgaged  Property  lie  wholly  within  the  boundaries  and building  restriction  lines of the  Mortgaged  Property  (and wholly within the project with respect to a  condominium  unit) except for de minimis  encroachments  permitted by the  FNMA  Guide  and  which  have  been  noted on the  appraisal  or the  title  policy affirmatively  insures  against loss or damage by reason of any violation,  variation or encroachment  adverse  circumstances  which  is  either  disclosed  or would  have  been disclosed by an accurate survey,  and no improvements on adjoining  properties  encroach upon the  Mortgaged  Property  except  those  which  are  insured  against  by the title insurance  policy referred to in clause (v) above or are acceptable  under FNMA or FHLMC guidelines and all  improvements on the property  comply with all applicable  zoning and subdivision laws and ordinances;

                  (xiii)   The  Mortgaged  Property  is  not  subject  to  any  material  damage  by  waste,  fire, earthquake,  windstorm,  flood or other  casualty.  At  origination of the Mortgage Loan there  was,  and there  currently  is, no  proceeding  pending  for the total or partial condemnation of the Mortgaged Property;

                  (xiv)    Each  Mortgage  Loan has been  serviced  in all  material  respects in  compliance  with accepted servicing practices;

                  (xv)     With respect to each  Cooperative  Loan,  the related  Mortgage is a valid,  enforceable and subsisting first security  interest on the related  Cooperative  Shares securing the related  Mortgage  Note,  subject  only to (a)  liens of the  Cooperative  Property  for unpaid  assessments  representing  the  Mortgagor's  pro rata  share of the  Cooperative
                           Property's  payments for its blanket  mortgage,  current and future real property taxes, insurance  premiums,  maintenance fees and other assessments to which like collateral is commonly  subject and (b) other  matters to which like  collateral  is commonly  subject which do not  materially  interfere  with the  benefits of the  security  intended to be provided by the  Security  Agreement.  There are no liens  against or security  interest in the  Cooperative  Shares  relating  to  each  Cooperative  Loan  (except  for  unpaid maintenance,  assessments  and other  amounts owed to the related  Cooperative  Property which  individually or in the aggregate will not have a material  adverse effect on such
                           Cooperative   Loan),  which  have  priority  over  DLJMC's  security  interest  in  such
                           Cooperative Shares;

                  (xvi)    The  Mortgage  Loan  complies  with  all  terms,  conditions  and  requirements  of  the originator's  underwriting  standards  in  effect  at the  time of  origination  of such
                           Mortgage Loan;

                  (xvii)   Each Mortgage Loan constitutes a qualified mortgage under  Section 860G(a)(3)(A)  of the
                           Code and Treasury Regulations Section 1.860G-2(a)(1);

                  (xviii)  With  respect to each  Mortgage  Loan sold by any  Seller,  to the  knowledge  of DLJMC,
                           (i) no borrower obtained a prepaid  single-premium credit insurance policy in connection with the  origination  of a  Mortgage  Loan,  (ii) the  related  Servicer  of each  such
                           Mortgage  Loan has fully  furnished,  in accordance  with the Fair Credit  Reporting Act and its  implementing  regulations,  accurate and complete  information  on its borrower credit  files to Equifax,  Experian  and Trans Union Credit  Information  Company,  on a
                           monthly  basis or as  otherwise  required by Fannie Mae or Freddie  Mac;  (iii) no  such
                           Mortgage  Loan will  impose a  Prepayment  Penalty  for a term in excess of five  years;
                           and  (iv) with  respect to any Mortgage  Loans that are on  manufactured  housing,  such housing  will be the  principal  residence  of the  borrower  upon  origination  of such mortgage loan;

                  (xix)    DLJMC has  delivered  or caused to be  delivered  to the  Trustee  or the  Custodian  on behalf of the Trustee the  original  Mortgage  bearing  evidence  that such  instruments have been  recorded in the  appropriate  jurisdiction  where the  Mortgaged  Property is located  as  determined  by DLJMC (or in lieu of the  original  of the  Mortgage  or the assignment  thereof,  a duplicate or conformed copy of the Mortgage or the instrument of assignment,  if  any,  together  with  a  certificate  of  receipt  from  DLJMC  or  the settlement  agent who handled the closing of the  Mortgage  Loan,  certifying  that such copy or copies  represent true and correct copies  represent true and correct  copy(ies)
                           of the originals) and that such original(s)  have been or are currently  submitted to be recorded in the appropriate  governmental  recording  office of the  jurisdiction  where the  Mortgaged  Property  is located  or a  certification  or  receipt of the  recording authority evidencing the same;

                  (xx)     The Mortgage File contains each of the documents  specified in  Section 2.01(b)  of this
                           Agreement;

                  (xxi)    No  Mortgage  Loan sold by the Seller  secured by a  Mortgaged  Property  located in the
                           State of Georgia was  originated  on or after October 1, 2002 and before  March 7,  2003 and no  Mortgage  Loan  secured by  Mortgaged  Property  located in the State of Georgia that was  originated  on or after March 7, 2003 is a "high cost home loan" as defined in the Georgia Fair Lending Act (HB 1361), as amended;

                  (xxii)   With  respect  to each  Cooperative  Loan,  the  Cooperative  Shares  that is pledged as security  for the  Cooperative  Loan is held by a  person  as a  tenant-stockholder  (as defined in Section 216  of the Code) in a cooperative  housing  corporation  (as defined in Section 216 of the Code);

                  (xxiii)  None of the  Mortgage  Loans  sold by the  Seller  are  classified  as (a) a  "high cost mortgage"  loan  under the Home  Ownership  and Equity  Protection  Act of 1994 or (b) a
                           "high cost home,"  "covered,"  "high cost," "high risk home" or  "predatory"  loan under any other applicable state, federal or local law;
                  (xxiv)   With  respect  to  each  Mortgage  Loan,  (a) the  Mortgage  Loan  was  originated  by a mortgagee  approved  by the  Secretary  of Housing  and Urban  Development  pursuant  to sections 203 and 211 of the  National  Housing  Act, a savings and loan  association,  a
                           savings  bank,  a  commercial  bank,   credit  union,   insurance   company  or  similar
                           institution  which is supervised and examined by a federal or state  authority or (b) at the  time  the  Mortgage  Loan was  originated,  the  originator  was a  mortgagee  duly licensed as required by the State  within which the Mortgage  Loan was  originated,  and was subject to supervision and examination  conducted by the applicable  State authority of such State;

                  (xxv)    With respect to each  Mortgage  Loan that has a Prepayment  Premium  feature,  each such
                           Prepayment  Premium is enforceable  and, at the time such Mortgage Loan was  originated, each Prepayment Premium complied with applicable  federal,  state and local law, subject to federal preemption where applicable;

                  (xxvi)   The related  Servicer of each  Mortgage Loan sold by the Seller will fully  furnish,  in accordance  with  the  Fair  Credit  Reporting  Act  and its  implementing  regulations, accurate and complete  information  on its  borrower  credit files to Equifax,  Experian and Trans Union Credit Information Company, on a monthly basis;

                  (xxvii)  With  respect to the  Conforming  Loans,  the  original  principal  balance of each such
                           Mortgage  Loan is within  Freddie  Mac's dollar  amount  limits for  conforming  one- to four-family Mortgage Loans;

                  (xxviii) Each  Mortgage  Loan that is  secured  by  residential  real  property  (or a  leasehold interest  therein) has a  loan-to-value  ratio of 100% or less by Cut-Off Date Principal
                           Balance;

                  (xxix)   No  Mortgage  Loan  sold by the  Seller  is a "High  Cost  Loan" or  "Covered  Loan," as
                           applicable,  as such terms are  defined in the then  current  Standard & Poor's  LEVELS®
                           Glossary  which is now  Version  5.7  Revised,  Appendix  E, in effect as of the Closing
                           Date; and

                  (xxx)    With respect to any Mortgage Loan  originated on or after  August 1,  2004,  neither the related  Mortgage  nor the related  Mortgage  Note  requires  the related  Mortgagor  to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the Mortgage Loan.